UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant's telephone number, including area code: (617) 954-5000

Date of fiscal year end: May 31*

Date of reporting period: May 31, 2023

*This Form N-CSR pertains to the following series of the Registrant: MFS Aggressive Growth Allocation Fund, MFS Blended Research Growth Equity Fund, MFS Blended Research Small Cap Equity Fund, MFS Blended Research Value Equity Fund, MFS Blended Research Mid Cap Equity Fund, MFS Conservative Allocation Fund, MFS Emerging Markets Equity Fund, MFS Growth Allocation Fund, MFS International Diversification Fund, MFS International Growth Fund, MFS International Intrinsic Value Fund, MFS International Large Cap Value Fund, MFS Managed Wealth Fund, and MFS Moderate Allocation Fund. The remaining series of the Registrant have fiscal year ends other than May 31.

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Annual Report
May 31, 2023
MFS® Asset Allocation Funds
MFS® Conservative Allocation Fund
MFS® Moderate Allocation Fund
MFS® Growth Allocation Fund
MFS® Aggressive Growth Allocation Fund
AAF-ANN

MFS® Asset Allocation Funds
Contact information	back cover
The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
MFS Conservative Allocation Fund
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Total Return Bond Fund	15.1%
MFS Government Securities Fund	10.1%
MFS Limited Maturity Fund	10.0%
MFS Inflation-Adjusted Bond Fund	10.0%
MFS Global Opportunistic Bond Fund	7.0%
MFS Growth Fund	6.1%
MFS Research Fund	6.0%
MFS Value Fund	5.9%
MFS High Income Fund	4.0%
MFS Mid Cap Growth Fund	4.0%
MFS Mid Cap Value Fund	3.9%
MFS Research International Fund	3.4%
MFS Emerging Markets Debt Fund	2.0%
MFS Emerging Markets Debt Local Currency Fund	2.0%
MFS Global Real Estate Fund	2.0%
MFS Commodity Strategy Fund	1.9%
MFS International Intrinsic Value Fund	1.5%
MFS International Growth Fund	1.5%
MFS International Large Cap Value Fund	1.4%
MFS New Discovery Fund	1.0%
MFS New Discovery Value Fund	0.9%
Cash & Cash Equivalents	0.3%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2023.
The portfolio is actively managed and current holdings may be different.

Portfolio Composition - continued
MFS Moderate Allocation Fund
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Government Securities Fund	10.0%
MFS Total Return Bond Fund	9.1%
MFS Growth Fund	8.5%
MFS Research Fund	8.2%
MFS Value Fund	7.8%
MFS Mid Cap Growth Fund	7.1%
MFS Inflation-Adjusted Bond Fund	7.0%
MFS Mid Cap Value Fund	6.7%
MFS Global Opportunistic Bond Fund	5.0%
MFS Research International Fund	5.0%
MFS High Income Fund	4.1%
MFS Emerging Markets Debt Fund	3.0%
MFS Global Real Estate Fund	2.9%
MFS Commodity Strategy Fund	2.7%
MFS Emerging Markets Debt Local Currency Fund	2.0%
MFS International Intrinsic Value Fund	2.0%
MFS International Growth Fund	2.0%
MFS International Large Cap Value Fund	2.0%
MFS New Discovery Fund	1.4%
MFS New Discovery Value Fund	1.4%
MFS Emerging Markets Equity Fund	1.0%
MFS International New Discovery Fund	1.0%
Cash & Cash Equivalents	0.1%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2023.
The portfolio is actively managed and current holdings may be different.

Portfolio Composition - continued
MFS Growth Allocation Fund
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Growth Fund	10.7%
MFS Research Fund	10.3%
MFS Value Fund	9.7%
MFS Mid Cap Growth Fund	9.1%
MFS Mid Cap Value Fund	8.6%
MFS Research International Fund	7.0%
MFS Inflation-Adjusted Bond Fund	5.0%
MFS High Income Fund	4.1%
MFS Global Real Estate Fund	3.8%
MFS Commodity Strategy Fund	3.5%
MFS International Growth Fund	3.1%
MFS International Intrinsic Value Fund	3.0%
MFS Global Opportunistic Bond Fund	3.0%
MFS Total Return Bond Fund	3.0%
MFS Emerging Markets Debt Fund	3.0%
MFS International Large Cap Value Fund	3.0%
MFS Emerging Markets Debt Local Currency Fund	2.1%
MFS International New Discovery Fund	2.0%
MFS Emerging Markets Equity Fund	2.0%
MFS New Discovery Fund	1.9%
MFS New Discovery Value Fund	1.9%
Cash & Cash Equivalents	0.2%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2023.
The portfolio is actively managed and current holdings may be different.

Portfolio Composition - continued
MFS Aggressive Growth Allocation Fund
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Growth Fund	12.9%
MFS Value Fund	11.6%
MFS Research Fund	11.3%
MFS Mid Cap Growth Fund	10.1%
MFS Mid Cap Value Fund	9.6%
MFS Research International Fund	8.1%
MFS International Growth Fund	5.1%
MFS International Intrinsic Value Fund	5.1%
MFS International Large Cap Value Fund	5.0%
MFS Global Real Estate Fund	4.8%
MFS Commodity Strategy Fund	4.5%
MFS International New Discovery Fund	4.0%
MFS Emerging Markets Equity Fund	3.0%
MFS New Discovery Fund	2.4%
MFS New Discovery Value Fund	2.4%
Cash & Cash Equivalents	0.1%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the Statements of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2023.
The portfolio is actively managed and current holdings may be different.

Management Review
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators, setting the stage for a substantial drop in longer-term interest rates. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. On a more upbeat note, China’s abandonment of its Zero-COVID policy ushered in an uptick in economic activity in the world’s second-largest economy. In developed markets, consumer demand, particularly for services, remained solid.
Policymakers find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act. That juxtaposition suggests that we may be nearing peak monetary policy rates.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
MFS Conservative Allocation Fund
Summary of Results
For the twelve months ended May 31, 2023, Class A shares of the MFS Conservative Allocation Fund (fund) provided a total return of -1.61%, at net asset value. This compares with a return of -2.14% for the fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. The fund’s other benchmark, the MFS Conservative Allocation Fund Blended Index (Blended Index), generated a return of -0.77%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Factors Affecting Performance
While equity markets outperformed other asset classes, the absolute performance of the US stock funds segment of the portfolio was slightly negative during the reporting period. Within this segment, value-oriented funds underperformed growth-oriented funds, but we are balanced along this dimension by design. The largest detractor from relative performance was the fund’s allocation to small and mid-capitalization funds, notably the MFS New Discovery Value Fund and MFS Mid Cap Value Fund, as small and mid-capitalization funds underperformed the large cap US equity policy benchmark. In addition, growth-oriented funds underperformed their respective growth benchmarks, due to weak stock selection in the health care sector and a combination of weak stock selection and an underweight position in the information technology sector.
The international equity segment was the strongest contributor in absolute terms however, the fund's allocation to this segment marginally detracted from relative performance. Within this segment, strong relative performance of the MFS International Growth Fund was offset by weak relative performance of the MFS Research International Fund.
Within the specialty funds segment, both commodity and real estate investments detracted from performance in absolute terms as both markets experienced meaningful negative returns over the period. In addition, weak relative performance of the MFS Commodity Strategy Fund further detracted from relative results as the fund lagged its respective benchmark.
Despite negative absolute performance, the fund’s broad diversification across the fixed income segment contributed to relative performance. Notably within this segment, the fund’s exposure to the MFS Limited Maturity Fund, MFS Emerging Markets Debt Local Currency Fund and MFS High Income Fund supported relative returns and outweighed the negative impact from the fund’s investment in the MFS Inflation-Adjusted Bond Fund. Additionally, strong relative performance of the MFS Global Opportunistic Bond Fund further aided relative returns as the fund outpaced its respective benchmark.

Management Review - continued
MFS Moderate Allocation Fund
Summary of Results
For the twelve months ended May 31, 2023, Class A shares of the MFS Moderate Allocation Fund (fund) provided a total return of -1.99%, at net asset value. This compares with a return of 2.92% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Moderate Allocation Fund Blended Index (Blended Index), generated a return of -0.20%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity and fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Factors Affecting Performance
While equity markets outperformed other asset classes, the absolute performance of the US stock funds segment of the portfolio was slightly negative during the reporting period. Within this segment, value-oriented funds underperformed growth-oriented funds, but we are balanced along this dimension by design. The largest detractor from relative performance was the fund’s allocation to small and mid-capitalization funds, notably the MFS New Discovery Value Fund and MFS Mid Cap Value Fund, as small and mid-capitalization funds underperformed the large cap US equity policy benchmark. In addition, growth-oriented funds underperformed their respective growth benchmarks, due to weak stock selection in the health care sector and a combination of weak stock selection and an underweight position in the information technology sector.
The international equity segment was the strongest contributor in absolute terms however, the fund's allocation to this segment marginally detracted from relative performance. Within this segment, the fund’s investments in international small and mid-capitalization and emerging market funds, notably MFS International New Discovery Fund and MFS Emerging Markets Equity Fund, held back relative returns. Additionally, strong relative performance of the MFS International Growth Fund was offset by weak relative performance of the MFS Research International Fund.
Within the specialty funds segment, both commodity and real estate investments detracted from performance in absolute terms as both markets experienced meaningful negative returns over the period. In addition, weak relative performance of the MFS Commodity Strategy Fund further detracted from relative results as the fund lagged its respective benchmark.
Despite negative absolute performance, the fund’s broad diversification across the fixed income segment contributed to relative performance. Notably within this segment, strong relative performance of the MFS Global Opportunistic Bond Fund benefited relative returns. Additionally, the fund's investments in the MFS Emerging Markets Debt Local Currency Fund and MFS High Income Fund also supported relative results and outweighed the negative impact from the fund’s investment in the MFS Inflation-Adjusted Bond Fund.
MFS Growth Allocation Fund
Summary of Results
For the twelve months ended May 31, 2023, Class A shares of the MFS Growth Allocation Fund (fund) provided a total return of -1.97%, at net asset value. This compares with a return of 2.92% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Growth Allocation Fund Blended Index (Blended Index), generated a return of 0.29%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Factors Affecting Performance
While equity markets outperformed other asset classes, the absolute performance of the US stock funds segment of the portfolio was slightly negative during the reporting period. Within this segment, value-oriented funds underperformed growth-oriented funds, but we are balanced along this dimension by design. The largest detractor from relative performance was the fund’s allocation to small and mid-capitalization funds, notably the MFS New Discovery Value Fund and MFS Mid Cap Value Fund, as small and mid-capitalization funds underperformed the large cap US equity policy benchmark. In addition, growth-oriented funds underperformed their respective growth benchmarks, due to weak stock selection in the health care sector and a combination of weak stock selection and an underweight position in the information technology sector.
The international equity segment was the strongest contributor in absolute terms however, the fund's allocation to this segment marginally detracted from relative performance. Within this segment, the fund’s investments in international small and mid-capitalization and emerging market funds, notably MFS International New Discovery Fund and MFS Emerging Markets Equity Fund, held back relative returns. Additionally, strong relative performance of the MFS International Growth Fund was offset by weak relative performance of the MFS Research International Fund.

Management Review - continued
Within the specialty funds segment, both commodity and real estate investments detracted from performance in absolute terms as both markets experienced meaningful negative returns over the period. In addition, weak relative performance of the MFS Commodity Strategy Fund further detracted from relative results as the fund lagged its respective benchmark.
Despite negative absolute performance, the fund’s broad diversification across the fixed income segment contributed to relative performance. Notably within this segment, strong relative performance of the MFS Global Opportunistic Bond Fund benefited relative returns. Additionally, the fund's investments in the MFS Emerging Markets Debt Local Currency Fund and MFS High Income Fund also supported relative results and outweighed the negative impact from the fund’s investment in the MFS Inflation-Adjusted Bond Fund.
MFS Aggressive Growth Allocation Fund
Summary of Results
For the twelve months ended May 31, 2023, Class A shares of the MFS Aggressive Growth Allocation Fund (fund) provided a total return of -1.95%, at net asset value. This compares with a return of 2.92% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Aggressive Growth Allocation Fund Blended Index (Blended Index), generated a return of 0.71%. The Blended Index reflects the blended returns of equity and fixed income market indices, with percentage allocations to each index designed to resemble the equity allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.
Factors Affecting Performance
While equity markets outperformed other asset classes, the absolute performance of the US stock funds segment of the portfolio was slightly negative during the reporting period. Within this segment, value-oriented funds underperformed growth-oriented funds, but we are balanced along this dimension by design. The largest detractor from relative performance was the fund’s allocation to small and mid-capitalization funds, notably the MFS New Discovery Value Fund and MFS Mid Cap Value Fund, as small and mid-capitalization funds underperformed the large cap US equity policy benchmark. In addition, growth-oriented funds underperformed their respective growth benchmarks, due to weak stock selection in the health care sector and a combination of weak stock selection and an underweight position in the information technology sector.
The international equity segment was the strongest contributor in absolute terms however, the fund's allocation to this segment marginally detracted from relative performance. Within this segment, the fund’s investments in international small and mid-capitalization and emerging market funds, notably MFS International New Discovery Fund and MFS Emerging Markets Equity Fund, held back relative returns. Additionally, strong relative performance of the MFS International Growth Fund was offset by weak relative performance of the MFS Research International Fund.
Within the specialty funds segment, both commodity and real estate investments detracted from performance in absolute terms as both markets experienced meaningful negative returns over the period. In addition, weak relative performance of the MFS Commodity Strategy Fund further detracted from relative results as the fund lagged its respective benchmark.
Respectfully,
Portfolio Manager(s)
Joseph Flaherty and Natalie Shapiro
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

Performance Summary THROUGH 5/31/23
The following charts illustrate a representative class of each fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
MFS Conservative Allocation Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 5/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/28/02	(1.61)%	3.97%	4.38%	N/A
B	6/28/02	(2.27)%	3.20%	3.60%	N/A
C	6/28/02	(2.31)%	3.20%	3.60%	N/A
I	6/28/02	(1.34)%	4.24%	4.64%	N/A
R1	4/01/05	(2.38)%	3.19%	3.60%	N/A
R2	10/31/03	(1.79)%	3.72%	4.13%	N/A
R3	4/01/05	(1.57)%	3.98%	4.38%	N/A
R4	4/01/05	(1.35)%	4.24%	4.64%	N/A
R6	9/30/21	(1.27)%	N/A	N/A	(4.96)%
Comparative benchmark(s)

Bloomberg U.S. Aggregate Bond Index (f)	(2.14)%	0.81%	1.39%	N/A
MFS Conservative Allocation Fund Blended Index (f)(w)	(0.77)%	4.18%	4.78%	N/A
Bloomberg Commodity Index (f)	(22.48)%	3.17%	(1.86)%	N/A
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	(15.39)%	(0.41)%	2.30%	N/A
MSCI EAFE Index (net div) (f)	3.06%	3.21%	4.56%	N/A
Standard & Poor’s 500 Stock Index (f)	2.92%	11.01%	11.99%	N/A

Performance Summary  - continued
Average annual with sales charge
Share Class	1-yr	5-yr	10-yr	Life (t)
A With Initial Sales Charge (5.75%)	(7.27)%	2.75%	3.76%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(6.08)%	2.85%	3.60%	N/A
C With CDSC (1% for 12 months) (v)	(3.26)%	3.20%	3.60%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
(w)	The MFS Conservative Allocation Fund Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:
	5/31/23	5/31/22
Bloomberg U.S. Aggregate Bond Index	60%	60%
Standard & Poor’s 500 Stock Index	28%	28%
MSCI EAFE Index (net div)	8%	8%
FTSE EPRA Nareit Developed Real Estate Index (net div)	2%	2%
Bloomberg Commodity Index	2%	2%

Performance Summary  - continued
MFS Moderate Allocation Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 5/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/28/02	(1.99)%	5.08%	5.78%	N/A
B	6/28/02	(2.69)%	4.30%	4.99%	N/A
C	6/28/02	(2.67)%	4.31%	4.99%	N/A
I	6/28/02	(1.76)%	5.35%	6.05%	N/A
R1	4/01/05	(2.70)%	4.30%	4.99%	N/A
R2	10/31/03	(2.24)%	4.82%	5.51%	N/A
R3	4/01/05	(1.96)%	5.08%	5.78%	N/A
R4	4/01/05	(1.74)%	5.34%	6.04%	N/A
R6	9/30/21	(1.69)%	N/A	N/A	(5.46)%
Comparative benchmark(s)

Standard & Poor’s 500 Stock Index (f)	2.92%	11.01%	11.99%	N/A
MFS Moderate Allocation Fund Blended Index (f)(w)	(0.20)%	5.66%	6.26%	N/A
Bloomberg Commodity Index (f)	(22.48)%	3.17%	(1.86)%	N/A
Bloomberg U.S. Aggregate Bond Index (f)	(2.14)%	0.81%	1.39%	N/A
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	(15.39)%	(0.41)%	2.30%	N/A
MSCI EAFE Index (net div) (f)	3.06%	3.21%	4.56%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(7.62)%	3.84%	5.16%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(6.45)%	3.96%	4.99%	N/A
C With CDSC (1% for 12 months) (v)	(3.61)%	4.31%	4.99%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary  - continued
(w)	The MFS Moderate Allocation Fund Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:
	5/31/23	5/31/22
Standard & Poor's 500 Stock Index	41%	41%
Bloomberg U.S. Aggregate Bond Index	40%	40%
MSCI EAFE Index (net div)	13%	13%
Bloomberg Commodity Index	3%	3%
FTSE EPRA Nareit Developed Real Estate Index (net div)	3%	3%

Performance Summary  - continued
MFS Growth Allocation Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 5/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/28/02	(1.97)%	6.10%	7.11%	N/A
B	6/28/02	(2.69)%	5.32%	6.31%	N/A
C	6/28/02	(2.67)%	5.31%	6.31%	N/A
I	6/28/02	(1.69)%	6.37%	7.38%	N/A
R1	4/01/05	(2.67)%	5.31%	6.31%	N/A
R2	10/31/03	(2.18)%	5.85%	6.84%	N/A
R3	4/01/05	(1.97)%	6.10%	7.11%	N/A
R4	4/01/05	(1.67)%	6.38%	7.38%	N/A
R6	9/30/21	(1.65)%	N/A	N/A	(5.37)%
Comparative benchmark(s)

Standard & Poor’s 500 Stock Index (f)	2.92%	11.01%	11.99%	N/A
MFS Growth Allocation Fund Blended Index (f)(w)	0.29%	6.90%	7.59%	N/A
Bloomberg Commodity Index (f)	(22.48)%	3.17%	(1.86)%	N/A
Bloomberg U.S. Aggregate Bond Index (f)	(2.14)%	0.81%	1.39%	N/A
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	(15.39)%	(0.41)%	2.30%	N/A
MSCI EAFE Index (net div) (f)	3.06%	3.21%	4.56%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(7.60)%	4.85%	6.48%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(6.44)%	4.99%	6.31%	N/A
C With CDSC (1% for 12 months) (v)	(3.61)%	5.31%	6.31%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary  - continued
(w)	The MFS Growth Allocation Fund Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:
	5/31/23	5/31/22
Standard & Poor’s 500 Stock Index	52%	52%
Bloomberg U.S. Aggregate Bond Index	20%	20%
MSCI EAFE Index (net div)	20%	20%
Bloomberg Commodity Index	4%	4%
FTSE EPRA Nareit Developed Real Estate Index (net div)	4%	4%

Performance Summary  - continued
MFS Aggressive Growth Allocation Fund
Growth of a Hypothetical $10,000 Investment
Total Returns through 5/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	6/28/02	(1.95)%	6.85%	8.24%	N/A
B	6/28/02	(2.68)%	6.04%	7.43%	N/A
C	6/28/02	(2.70)%	6.04%	7.43%	N/A
I	6/28/02	(1.74)%	7.10%	8.50%	N/A
R1	4/01/05	(2.70)%	6.05%	7.43%	N/A
R2	10/31/03	(2.19)%	6.58%	7.97%	N/A
R3	4/01/05	(1.98)%	6.84%	8.23%	N/A
R4	4/01/05	(1.73)%	7.11%	8.50%	N/A
R6	9/30/21	(1.64)%	N/A	N/A	(5.42)%
Comparative benchmark(s)

Standard & Poor’s 500 Stock Index (f)	2.92%	11.01%	11.99%	N/A
MFS Aggressive Growth Allocation Fund Blended Index (f)(w)	0.71%	7.80%	8.65%	N/A
Bloomberg Commodity Index (f)	(22.48)%	3.17%	(1.86)%	N/A
FTSE EPRA Nareit Developed Real Estate Index (net div) (f)	(15.39)%	(0.41)%	2.30%	N/A
MSCI EAFE Index (net div) (f)	3.06%	3.21%	4.56%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(7.59)%	5.59%	7.60%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(6.45)%	5.73%	7.43%	N/A
C With CDSC (1% for 12 months) (v)	(3.64)%	6.04%	7.43%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary  - continued
(w)	The MFS Aggressive Growth Allocation Fund Blended Index (a custom index) was comprised of the following at the beginning and at the end of the reporting period:
	5/31/23	5/31/22
Standard & Poor’s 500 Stock Index	60%	60%
MSCI EAFE Index (net div)	30%	30%
Bloomberg Commodity Index	5%	5%
FTSE EPRA Nareit Developed Real Estate Index (net div)	5%	5%

Performance Summary  - continued
Benchmark Definition(s)
Bloomberg Commodity Index(a) – a highly liquid and diversified benchmark for the commodity futures market. The index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (pork bellies), among others, and are traded in a variety of currencies.
Bloomberg U.S. Aggregate Bond Index(a) – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.
FTSE EPRA Nareit Developed Real Estate Index(c) (net div) – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(a)	Source: Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg's licensors own all proprietary rights in the Bloomberg Indices. Bloomberg neither approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.
(c)	FTSE International Limited (“FTSE”)© FTSE 2019. “FTSE®” is a trademark of the London Stock Exchange Group companies and is used by FTSE International Limited under license. “FT-SE®”, “FOOTSIE®” and “FTSE4GOOD®” are trademarks of the London Stock Exchange Group companies. “Nareit®” is a trademark of the National Association of Real Estate Investment Trusts (“Nareit”) and “EPRA®” is a trademark of the European Public Real Estate Association (“EPRA”) and all are used by FTSE under license. The FTSE EPRA Nareit Developed Real Estate Index is calculated by FTSE. Neither FTSE, Euronext N.V., Nareit, nor EPRA sponsor, endorse, or promote this product and are not in any way connected to it and do not accept any liability. All intellectual property rights in the index values and constituent list vests in FTSE, Euronext N.V., Nareit, and EPRA. Neither FTSE nor its licensors accept any liability for any errors or omissions in the FTSE indices and/or FTSE ratings or underlying data. No further distribution of FTSE Data is permitted without FTSE's express written consent.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers each fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the funds may receive proceeds from litigation settlements, without which performance would be lower.

Expense Tables
Fund expenses borne by the shareholders during the period,
December 1, 2022 through May 31, 2023
As a shareholder of the funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Because the underlying funds have varied expenses and fee levels and each fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by each fund will vary. If these transactional and indirect costs were included, your costs would have been higher.
These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2022 through May 31, 2023.
Actual Expenses
The first line for each share class in the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following tables provides information about hypothetical account values and hypothetical expenses based on each fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Tables - continued
MFS CONSERVATIVE ALLOCATION FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/22	Ending Account Value 5/31/23	Expenses Paid During Period (p) 12/01/22-5/31/23
A	Actual	0.33%	$1,000.00	$1,011.30	$1.65
	Hypothetical (h)	0.33%	$1,000.00	$1,023.29	$1.66
B	Actual	1.08%	$1,000.00	$1,007.91	$5.41
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
C	Actual	1.08%	$1,000.00	$1,007.56	$5.41
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
I	Actual	0.08%	$1,000.00	$1,012.41	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.53	$0.40
R1	Actual	1.08%	$1,000.00	$1,007.34	$5.40
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
R2	Actual	0.58%	$1,000.00	$1,010.44	$2.91
	Hypothetical (h)	0.58%	$1,000.00	$1,022.04	$2.92
R3	Actual	0.33%	$1,000.00	$1,011.43	$1.65
	Hypothetical (h)	0.33%	$1,000.00	$1,023.29	$1.66
R4	Actual	0.08%	$1,000.00	$1,012.55	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.53	$0.40
R6	Actual	0.02%	$1,000.00	$1,012.74	$0.10
	Hypothetical (h)	0.02%	$1,000.00	$1,024.83	$0.10
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Expense Tables - continued
MFS MODERATE ALLOCATION FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/22	Ending Account Value 5/31/23	Expenses Paid During Period (p) 12/01/22-5/31/23
A	Actual	0.33%	$1,000.00	$1,005.67	$1.65
	Hypothetical (h)	0.33%	$1,000.00	$1,023.29	$1.66
B	Actual	1.08%	$1,000.00	$1,001.69	$5.39
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
C	Actual	1.08%	$1,000.00	$1,001.92	$5.39
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
I	Actual	0.08%	$1,000.00	$1,006.79	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.53	$0.40
R1	Actual	1.08%	$1,000.00	$1,001.65	$5.39
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
R2	Actual	0.58%	$1,000.00	$1,004.02	$2.90
	Hypothetical (h)	0.58%	$1,000.00	$1,022.04	$2.92
R3	Actual	0.33%	$1,000.00	$1,005.69	$1.65
	Hypothetical (h)	0.33%	$1,000.00	$1,023.29	$1.66
R4	Actual	0.08%	$1,000.00	$1,006.36	$0.40
	Hypothetical (h)	0.08%	$1,000.00	$1,024.53	$0.40
R6	Actual	0.02%	$1,000.00	$1,007.12	$0.10
	Hypothetical (h)	0.02%	$1,000.00	$1,024.83	$0.10
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Expense Tables - continued
MFS GROWTH ALLOCATION FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/22	Ending Account Value 5/31/23	Expenses Paid During Period (p) 12/01/22-5/31/23
A	Actual	0.35%	$1,000.00	$1,001.62	$1.75
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
B	Actual	1.10%	$1,000.00	$997.97	$5.48
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
C	Actual	1.10%	$1,000.00	$998.08	$5.48
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
I	Actual	0.10%	$1,000.00	$1,002.87	$0.50
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R1	Actual	1.10%	$1,000.00	$997.84	$5.48
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
R2	Actual	0.60%	$1,000.00	$1,000.49	$2.99
	Hypothetical (h)	0.60%	$1,000.00	$1,021.94	$3.02
R3	Actual	0.35%	$1,000.00	$1,001.75	$1.75
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
R4	Actual	0.10%	$1,000.00	$1,003.37	$0.50
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R6	Actual	0.02%	$1,000.00	$1,003.25	$0.10
	Hypothetical (h)	0.02%	$1,000.00	$1,024.83	$0.10
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Expense Tables - continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/22	Ending Account Value 5/31/23	Expenses Paid During Period (p) 12/01/22-5/31/23
A	Actual	0.38%	$1,000.00	$999.07	$1.89
	Hypothetical (h)	0.38%	$1,000.00	$1,023.04	$1.92
B	Actual	1.13%	$1,000.00	$995.00	$5.62
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
C	Actual	1.13%	$1,000.00	$994.71	$5.62
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
I	Actual	0.13%	$1,000.00	$999.79	$0.65
	Hypothetical (h)	0.13%	$1,000.00	$1,024.28	$0.66
R1	Actual	1.13%	$1,000.00	$995.14	$5.62
	Hypothetical (h)	1.13%	$1,000.00	$1,019.30	$5.69
R2	Actual	0.63%	$1,000.00	$997.55	$3.14
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18
R3	Actual	0.38%	$1,000.00	$999.01	$1.89
	Hypothetical (h)	0.38%	$1,000.00	$1,023.04	$1.92
R4	Actual	0.13%	$1,000.00	$1,000.11	$0.65
	Hypothetical (h)	0.13%	$1,000.00	$1,024.28	$0.66
R6	Actual	0.04%	$1,000.00	$1,000.73	$0.20
	Hypothetical (h)	0.04%	$1,000.00	$1,024.73	$0.20
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Portfolio of Investments
5/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
MFS Conservative Allocation Fund
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 100.0%
Bond Funds – 60.2%
MFS Emerging Markets Debt Fund - Class R6	6,701,977	$76,268,504
MFS Emerging Markets Debt Local Currency Fund - Class R6	13,753,110	75,779,634
MFS Global Opportunistic Bond Fund - Class R6	33,860,816	266,823,231
MFS Government Securities Fund - Class R6	43,438,010	381,385,725
MFS High Income Fund - Class R6	51,879,006	152,524,279
MFS Inflation-Adjusted Bond Fund - Class R6	40,262,775	378,872,709
MFS Limited Maturity Fund - Class R6	66,905,573	381,361,767
MFS Total Return Bond Fund - Class R6	60,772,982	573,089,219
		$2,286,105,068
International Stock Funds – 7.8%
MFS International Growth Fund - Class R6	1,429,887	$55,837,083
MFS International Intrinsic Value Fund - Class R6	1,444,714	55,982,688
MFS International Large Cap Value Fund - Class R6	4,467,222	55,482,896
MFS Research International Fund - Class R6	6,209,307	129,774,510
		$297,077,177
Specialty Funds – 3.9%
MFS Commodity Strategy Fund - Class R6	21,578,287	$72,503,046
MFS Global Real Estate Fund - Class R6	4,798,099	73,890,721
		$146,393,767
U.S. Stock Funds – 27.8%
MFS Growth Fund - Class R6	1,478,746	$231,246,333
MFS Mid Cap Growth Fund - Class R6 (a)	5,952,101	151,897,621
MFS Mid Cap Value Fund - Class R6	5,401,419	148,214,921
MFS New Discovery Fund - Class R6	1,419,072	37,137,108
MFS New Discovery Value Fund - Class R6	2,260,762	36,669,556
MFS Research Fund - Class R6	4,611,165	228,298,787
MFS Value Fund - Class R6	4,909,865	223,349,753
		$1,056,814,079
Money Market Funds – 0.3%
MFS Institutional Money Market Portfolio, 4.88% (v)	12,437,612	$12,436,368
Total Investment Companies (Identified Cost, $3,295,879,063)		$3,798,826,459
Other Assets, Less Liabilities – 0.0%		1,497,935
Net Assets – 100.0%		$3,800,324,394
See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued
MFS Moderate Allocation Fund
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 100.0%
Bond Funds – 40.2%
MFS Emerging Markets Debt Fund - Class R6	16,709,649	$190,155,811
MFS Emerging Markets Debt Local Currency Fund - Class R6	23,167,109	127,650,772
MFS Global Opportunistic Bond Fund - Class R6	40,212,801	316,876,871
MFS Government Securities Fund - Class R6	71,897,287	631,258,175
MFS High Income Fund - Class R6	86,834,763	255,294,203
MFS Inflation-Adjusted Bond Fund - Class R6	46,602,019	438,525,001
MFS Total Return Bond Fund - Class R6	60,571,200	571,186,411
		$2,530,947,244
International Stock Funds – 13.0%
MFS Emerging Markets Equity Fund - Class R6	2,040,725	$62,793,109
MFS International Growth Fund - Class R6	3,245,591	126,740,340
MFS International Intrinsic Value Fund - Class R6	3,273,575	126,851,033
MFS International Large Cap Value Fund - Class R6	10,078,550	125,175,589
MFS International New Discovery Fund - Class R6	2,064,711	62,787,870
MFS Research International Fund - Class R6	15,044,242	314,424,655
		$818,772,596
Specialty Funds – 5.6%
MFS Commodity Strategy Fund - Class R6	49,967,528	$167,890,892
MFS Global Real Estate Fund - Class R6	11,869,453	182,789,583
		$350,680,475
U.S. Stock Funds – 41.1%
MFS Growth Fund - Class R6	3,423,030	$535,293,375
MFS Mid Cap Growth Fund - Class R6 (a)	17,500,856	446,621,851
MFS Mid Cap Value Fund - Class R6	15,436,045	423,565,084
MFS New Discovery Fund - Class R6	3,502,878	91,670,307
MFS New Discovery Value Fund - Class R6	5,436,647	88,182,411
MFS Research Fund - Class R6	10,427,003	516,240,930
MFS Value Fund - Class R6	10,749,286	488,985,047
		$2,590,559,005
Money Market Funds – 0.1%
MFS Institutional Money Market Portfolio, 4.88% (v)	7,302,154	$7,301,423
Total Investment Companies (Identified Cost, $4,862,107,940)		$6,298,260,743
Other Assets, Less Liabilities – 0.0%		1,825,725
Net Assets – 100.0%		$6,300,086,468
See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued
MFS Growth Allocation Fund
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 100.0%
Bond Funds – 20.2%
MFS Emerging Markets Debt Fund - Class R6	15,744,711	$179,174,808
MFS Emerging Markets Debt Local Currency Fund - Class R6	21,944,111	120,912,054
MFS Global Opportunistic Bond Fund - Class R6	22,774,426	179,462,474
MFS High Income Fund - Class R6	82,023,462	241,148,978
MFS Inflation-Adjusted Bond Fund - Class R6	31,359,819	295,095,902
MFS Total Return Bond Fund - Class R6	19,019,025	179,349,405
		$1,195,143,621
International Stock Funds – 20.1%
MFS Emerging Markets Equity Fund - Class R6	3,847,045	$118,373,563
MFS International Growth Fund - Class R6	4,623,985	180,566,624
MFS International Intrinsic Value Fund - Class R6	4,653,048	180,305,609
MFS International Large Cap Value Fund - Class R6	14,327,628	177,949,139
MFS International New Discovery Fund - Class R6	3,907,836	118,837,289
MFS Research International Fund - Class R6	19,952,095	416,998,795
		$1,193,031,019
Specialty Funds – 7.3%
MFS Commodity Strategy Fund - Class R6	62,813,941	$211,054,840
MFS Global Real Estate Fund - Class R6	14,551,676	224,095,810
		$435,150,650
U.S. Stock Funds – 52.2%
MFS Growth Fund - Class R6	4,049,254	$633,222,274
MFS Mid Cap Growth Fund - Class R6 (a)	21,185,194	540,646,144
MFS Mid Cap Value Fund - Class R6	18,674,943	512,440,451
MFS New Discovery Fund - Class R6	4,365,517	114,245,588
MFS New Discovery Value Fund - Class R6	6,798,179	110,266,464
MFS Research Fund - Class R6	12,347,225	611,311,117
MFS Value Fund - Class R6	12,687,597	577,158,788
		$3,099,290,826
Money Market Funds – 0.2%
MFS Institutional Money Market Portfolio, 4.88% (v)	10,043,550	$10,042,546
Total Investment Companies (Identified Cost, $4,082,244,199)		$5,932,658,662
Other Assets, Less Liabilities – 0.0%		1,853,201
Net Assets – 100.0%		$5,934,511,863
See Portfolio Footnotes and Notes to Financial Statements

Portfolio of Investments – continued
MFS Aggressive Growth Allocation Fund
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 100.0%
International Stock Funds – 30.3%
MFS Emerging Markets Equity Fund - Class R6	2,354,887	$72,459,865
MFS International Growth Fund - Class R6	3,162,293	123,487,547
MFS International Intrinsic Value Fund - Class R6	3,179,895	123,220,948
MFS International Large Cap Value Fund - Class R6	9,762,213	121,246,688
MFS International New Discovery Fund - Class R6	3,193,382	97,110,750
MFS Research International Fund - Class R6	9,336,654	195,136,064
		$732,661,862
Specialty Funds – 9.3%
MFS Commodity Strategy Fund - Class R6	32,454,758	$109,047,987
MFS Global Real Estate Fund - Class R6	7,546,952	116,223,060
		$225,271,047
U.S. Stock Funds – 60.3%
MFS Growth Fund - Class R6	2,002,139	$313,094,452
MFS Mid Cap Growth Fund - Class R6 (a)	9,564,223	244,078,959
MFS Mid Cap Value Fund - Class R6	8,467,151	232,338,630
MFS New Discovery Fund - Class R6	2,233,902	58,461,228
MFS New Discovery Value Fund - Class R6	3,490,546	56,616,656
MFS Research Fund - Class R6	5,516,019	273,098,109
MFS Value Fund - Class R6	6,179,786	281,118,467
		$1,458,806,501
Money Market Funds – 0.1%
MFS Institutional Money Market Portfolio, 4.88% (v)	3,002,739	$3,002,438
Total Investment Companies (Identified Cost, $1,526,555,354)		$2,419,741,848
Other Assets, Less Liabilities – 0.0%		131,643
Net Assets – 100.0%		$2,419,873,491
Portfolio Footnotes:
(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of each fund’s investments in affiliated issuers were as follows:
Affiliated Issuers
MFS Conservative Allocation Fund	$3,798,826,459
MFS Moderate Allocation Fund	6,298,260,743
MFS Growth Allocation Fund	5,932,658,662
MFS Aggressive Growth Allocation Fund	2,419,741,848
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
See Notes to Financial Statements

Financial Statements
Statements of Assets and Liabilities
At 5/31/23
These statements represent each fund's balance sheet, which details the assets and liabilities comprising the total value of each fund.
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Assets
Investments in affiliated issuers, at value (identified cost, $3,295,879,063, $4,862,107,940, $4,082,244,199, and $1,526,555,354, respectively)	$3,798,826,459	$6,298,260,743	$5,932,658,662	$2,419,741,848
Receivables for
Investments sold	4,506,040	9,274,570	4,535,658	2,413,818
Fund shares sold	9,809,059	8,255,450	6,139,470	2,785,684
Receivable from investment adviser	—	11,531	66,955	34,253
Other assets	7,145	11,176	10,445	4,423
Total assets	$3,813,148,703	$6,315,813,470	$5,943,411,190	$2,424,980,026
Liabilities
Payables for
Investments purchased	$1,423,271	$2,317,016	$566,833	$989,736
Fund shares reacquired	10,510,733	11,870,607	6,744,564	3,406,079
Payable to affiliates
Administrative services fee	94	94	94	94
Shareholder servicing costs	718,368	1,281,009	1,317,457	571,059
Distribution and service fees	54,673	94,589	88,143	35,661
Payable for independent Trustees' compensation	182	148	252	76
Accrued expenses and other liabilities	116,988	163,539	181,984	103,830
Total liabilities	$12,824,309	$15,727,002	$8,899,327	$5,106,535
Net assets	$3,800,324,394	$6,300,086,468	$5,934,511,863	$2,419,873,491
Net assets consist of
Paid-in capital	$3,364,421,174	$4,881,524,713	$4,071,402,389	$1,511,984,357
Total distributable earnings (loss)	435,903,220	1,418,561,755	1,863,109,474	907,889,134
Net assets	$3,800,324,394	$6,300,086,468	$5,934,511,863	$2,419,873,491

Statements of Assets and Liabilities – continued
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net assets
Class A	$2,605,100,414	$4,676,730,771	$4,249,188,550	$1,422,920,043
Class B	17,273,848	43,398,691	46,181,006	19,808,491
Class C	282,607,883	403,805,118	396,611,570	217,393,154
Class I	400,795,759	416,669,632	421,284,007	238,895,943
Class R1	9,883,732	21,035,606	16,462,593	12,268,765
Class R2	41,999,861	94,298,785	107,528,490	49,019,247
Class R3	77,249,652	163,133,569	115,250,198	77,815,489
Class R4	279,463,333	247,047,778	307,902,964	167,605,291
Class R6	85,949,912	233,966,518	274,102,485	214,147,068
Total net assets	$3,800,324,394	$6,300,086,468	$5,934,511,863	$2,419,873,491
Shares of beneficial interest outstanding
Class A	165,808,546	258,787,674	196,692,513	55,311,627
Class B	1,104,101	2,436,727	2,144,859	782,724
Class C	18,305,260	22,896,938	18,759,581	8,736,090
Class I	25,224,170	22,656,853	19,260,443	9,088,762
Class R1	656,080	1,226,595	800,980	502,023
Class R2	2,765,717	5,362,602	5,118,813	1,954,792
Class R3	4,964,880	9,114,733	5,389,603	3,051,797
Class R4	17,767,369	13,684,196	14,257,469	6,483,905
Class R6	5,408,910	12,722,078	12,525,555	8,146,338
Total shares of beneficial interest outstanding	242,005,033	348,888,396	274,949,816	94,058,058
Class A shares
Net asset value per share (net assets / shares of beneficial interest outstanding)	$15.71	$18.07	$21.60	$25.73
Offering price per share (100 / 94.25 x net asset value per share)	$16.67	$19.17	$22.92	$27.30
Class B shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$15.65	$17.81	$21.53	$25.31
Class C shares
Net asset value and offering price per share (net assets / shares of beneficial interest outstanding)	$15.44	$17.64	$21.14	$24.88
Class I shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$15.89	$18.39	$21.87	$26.28
Class R1 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$15.06	$17.15	$20.55	$24.44
Class R2 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$15.19	$17.58	$21.01	$25.08
Class R3 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$15.56	$17.90	$21.38	$25.50
Class R4 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$15.73	$18.05	$21.60	$25.85

Statements of Assets and Liabilities – continued
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class R6 shares
Net asset value, offering price, and redemption price per share (net assets / shares of beneficial interest outstanding)	$15.89	$18.39	$21.88	$26.29
On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.
See Notes to Financial Statements

Financial Statements
Statements of Operations
Year ended 5/31/23
These statements describe how much each fund earned in investment income and accrued in expenses. They also describe any gains or losses generated by each fund’s operations.
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Net investment income (loss)
Dividends from affiliated issuers	$116,552,894	$176,336,138	$153,143,493	$49,610,715
Other	435	675	628	271
Total investment income	$116,553,329	$176,336,813	$153,144,121	$49,610,986
Expenses
Distribution and service fees	$10,582,259	$17,880,784	$16,413,916	$6,473,153
Shareholder servicing costs	2,836,816	4,919,468	5,495,847	2,659,131
Administrative services fee	17,500	17,500	17,500	17,500
Independent Trustees' compensation	64,387	103,113	95,915	39,687
Custodian fee	74,768	110,129	97,152	40,928
Shareholder communications	109,589	193,457	233,373	106,185
Audit and tax fees	42,224	42,325	40,803	40,651
Legal fees	19,346	30,512	29,228	11,110
Miscellaneous	290,513	343,718	346,703	251,730
Total expenses	$14,037,402	$23,641,006	$22,770,437	$9,640,075
Reduction of expenses by investment adviser and distributor	(560)	(527,968)	(935,659)	(252,905)
Net expenses	$14,036,842	$23,113,038	$21,834,778	$9,387,170
Net investment income (loss)	$102,516,487	$153,223,775	$131,309,343	$40,223,816
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$(54,555,496)	$(31,016,717)	$(18,522,979)	$(14,289,189)
Capital gain distributions from affiliated issuers	52,970,065	120,258,461	144,985,281	73,093,881
Net realized gain (loss)	$(1,585,431)	$89,241,744	$126,462,302	$58,804,692
Change in unrealized appreciation or depreciation
Affiliated issuers	$(177,539,829)	$(384,454,116)	$(382,067,726)	$(147,153,319)
Net realized and unrealized gain (loss)	$(179,125,260)	$(295,212,372)	$(255,605,424)	$(88,348,627)
Change in net assets from operations	$(76,608,773)	$(141,988,597)	$(124,296,081)	$(48,124,811)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
Year ended 5/31/23	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets
From operations
Net investment income (loss)	$102,516,487	$153,223,775	$131,309,343	$40,223,816
Net realized gain (loss)	(1,585,431)	89,241,744	126,462,302	58,804,692
Net unrealized gain (loss)	(177,539,829)	(384,454,116)	(382,067,726)	(147,153,319)
Change in net assets from operations	$(76,608,773)	$(141,988,597)	$(124,296,081)	$(48,124,811)
Total distributions to shareholders	$(129,292,758)	$(252,540,814)	$(255,517,410)	$(96,901,778)
Change in net assets from fund share transactions	$(167,373,931)	$(7,651,472)	$132,279,330	$106,951,553
Total change in net assets	$(373,275,462)	$(402,180,883)	$(247,534,161)	$(38,075,036)
Net assets
At beginning of period	4,173,599,856	6,702,267,351	6,182,046,024	2,457,948,527
At end of period	$3,800,324,394	$6,300,086,468	$5,934,511,863	$2,419,873,491
Year ended 5/31/22	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Change in net assets
From operations
Net investment income (loss)	$124,444,472	$214,421,199	$214,514,692	$78,617,916
Net realized gain (loss)	42,146,426	200,984,852	284,205,403	123,762,212
Net unrealized gain (loss)	(454,606,612)	(868,583,445)	(894,980,135)	(361,857,283)
Change in net assets from operations	$(288,015,714)	$(453,177,394)	$(396,260,040)	$(159,477,155)
Total distributions to shareholders	$(164,329,909)	$(402,198,738)	$(471,264,055)	$(176,765,468)
Change in net assets from fund share transactions	$444,927,773	$421,834,666	$483,753,606	$232,393,742
Total change in net assets	$(7,417,850)	$(433,541,466)	$(383,770,489)	$(103,848,881)
Net assets
At beginning of period	4,181,017,706	7,135,808,817	6,565,816,513	2,561,797,408
At end of period	$4,173,599,856	$6,702,267,351	$6,182,046,024	$2,457,948,527
See Notes to Financial Statements

Financial Statements
Financial Highlights
MFS CONSERVATIVE ALLOCATION FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$16.53	$18.19	$15.98	$15.45	$15.50
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.42	$0.51	$0.26	$0.33	$0.35
Net realized and unrealized gain (loss)	(0.70)	(1.50)	2.43	0.75	0.31
Total from investment operations	$(0.28)	$(0.99)	$2.69	$1.08	$0.66
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.47)	$(0.27)	$(0.34)	$(0.35)
From net realized gain	(0.12)	(0.20)	(0.21)	(0.21)	(0.36)
Total distributions declared to shareholders	$(0.54)	$(0.67)	$(0.48)	$(0.55)	$(0.71)
Net asset value, end of period (x)	$15.71	$16.53	$18.19	$15.98	$15.45
Total return (%) (r)(s)(t)(x)	(1.61)	(5.80)	17.04	7.07	4.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.34	0.34	0.32	0.33	0.33
Expenses after expense reductions (h)	0.34	0.34	0.32	0.33	0.33
Net investment income (loss) (l)	2.67	2.83	1.51	2.05	2.30
Portfolio turnover	4	9	6	12	4
Net assets at end of period (000 omitted)	$2,605,100	$2,760,128	$2,471,451	$1,417,121	$1,294,553
See Notes to Financial Statements

Financial Highlights − continued
MFS CONSERVATIVE ALLOCATION FUND − continued
	Year ended
Class B	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$16.44	$18.09	$15.89	$15.35	$15.40
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.30	$0.36	$0.13	$0.21	$0.24
Net realized and unrealized gain (loss)	(0.69)	(1.49)	2.42	0.76	0.30
Total from investment operations	$(0.39)	$(1.13)	$2.55	$0.97	$0.54
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.32)	$(0.14)	$(0.22)	$(0.23)
From net realized gain	(0.12)	(0.20)	(0.21)	(0.21)	(0.36)
Total distributions declared to shareholders	$(0.40)	$(0.52)	$(0.35)	$(0.43)	$(0.59)
Net asset value, end of period (x)	$15.65	$16.44	$18.09	$15.89	$15.35
Total return (%) (r)(s)(t)(x)	(2.27)	(6.53)	16.12	6.31	3.81
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.09	1.09	1.07	1.08	1.08
Expenses after expense reductions (h)	1.09	1.09	1.07	1.08	1.08
Net investment income (loss) (l)	1.93	2.02	0.79	1.32	1.56
Portfolio turnover	4	9	6	12	4
Net assets at end of period (000 omitted)	$17,274	$28,023	$45,913	$63,965	$93,839
	Year ended
Class C	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$16.24	$17.88	$15.71	$15.20	$15.25
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.30	$0.37	$0.14	$0.20	$0.23
Net realized and unrealized gain (loss)	(0.69)	(1.48)	2.38	0.75	0.32
Total from investment operations	$(0.39)	$(1.11)	$2.52	$0.95	$0.55
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.33)	$(0.14)	$(0.23)	$(0.24)
From net realized gain	(0.12)	(0.20)	(0.21)	(0.21)	(0.36)
Total distributions declared to shareholders	$(0.41)	$(0.53)	$(0.35)	$(0.44)	$(0.60)
Net asset value, end of period (x)	$15.44	$16.24	$17.88	$15.71	$15.20
Total return (%) (r)(s)(t)(x)	(2.31)	(6.50)	16.15	6.24	3.88
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.09	1.09	1.07	1.08	1.08
Expenses after expense reductions (h)	1.09	1.09	1.07	1.08	1.08
Net investment income (loss) (l)	1.92	2.07	0.80	1.30	1.55
Portfolio turnover	4	9	6	12	4
Net assets at end of period (000 omitted)	$282,608	$392,290	$484,043	$542,274	$535,354
See Notes to Financial Statements

Financial Highlights − continued
MFS CONSERVATIVE ALLOCATION FUND − continued
	Year ended
Class I	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$16.71	$18.38	$16.14	$15.60	$15.64
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.46	$0.55	$0.31	$0.37	$0.40
Net realized and unrealized gain (loss)	(0.71)	(1.51)	2.45	0.76	0.31
Total from investment operations	$(0.25)	$(0.96)	$2.76	$1.13	$0.71
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.51)	$(0.31)	$(0.38)	$(0.39)
From net realized gain	(0.12)	(0.20)	(0.21)	(0.21)	(0.36)
Total distributions declared to shareholders	$(0.57)	$(0.71)	$(0.52)	$(0.59)	$(0.75)
Net asset value, end of period (x)	$15.89	$16.71	$18.38	$16.14	$15.60
Total return (%) (r)(s)(t)(x)	(1.34)	(5.57)	17.32	7.34	4.89
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.09	0.09	0.07	0.08	0.08
Expenses after expense reductions (h)	N/A	0.09	N/A	N/A	N/A
Net investment income (loss) (l)	2.91	3.06	1.79	2.30	2.58
Portfolio turnover	4	9	6	12	4
Net assets at end of period (000 omitted)	$400,796	$508,191	$519,688	$400,869	$367,586
	Year ended
Class R1	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$15.87	$17.49	$15.38	$14.89	$14.96
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.29	$0.35	$0.13	$0.20	$0.23
Net realized and unrealized gain (loss)	(0.68)	(1.44)	2.34	0.73	0.30
Total from investment operations	$(0.39)	$(1.09)	$2.47	$0.93	$0.53
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.33)	$(0.15)	$(0.23)	$(0.24)
From net realized gain	(0.12)	(0.20)	(0.21)	(0.21)	(0.36)
Total distributions declared to shareholders	$(0.42)	$(0.53)	$(0.36)	$(0.44)	$(0.60)
Net asset value, end of period (x)	$15.06	$15.87	$17.49	$15.38	$14.89
Total return (%) (r)(s)(t)(x)	(2.38)	(6.51)	16.18	6.27	3.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.09	1.09	1.07	1.08	1.08
Expenses after expense reductions (h)	N/A	1.09	N/A	N/A	N/A
Net investment income (loss) (l)	1.94	2.03	0.78	1.31	1.53
Portfolio turnover	4	9	6	12	4
Net assets at end of period (000 omitted)	$9,884	$11,188	$13,269	$11,468	$11,465
See Notes to Financial Statements

Financial Highlights − continued
MFS CONSERVATIVE ALLOCATION FUND − continued
	Year ended
Class R2	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$15.99	$17.62	$15.49	$14.99	$15.06
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.37	$0.44	$0.21	$0.28	$0.31
Net realized and unrealized gain (loss)	(0.67)	(1.45)	2.36	0.74	0.30
Total from investment operations	$(0.30)	$(1.01)	$2.57	$1.02	$0.61
Less distributions declared to shareholders
From net investment income	$(0.38)	$(0.42)	$(0.23)	$(0.31)	$(0.32)
From net realized gain	(0.12)	(0.20)	(0.21)	(0.21)	(0.36)
Total distributions declared to shareholders	$(0.50)	$(0.62)	$(0.44)	$(0.52)	$(0.68)
Net asset value, end of period (x)	$15.19	$15.99	$17.62	$15.49	$14.99
Total return (%) (r)(s)(t)(x)	(1.79)	(6.06)	16.75	6.81	4.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.59	0.59	0.57	0.58	0.58
Expenses after expense reductions (h)	N/A	0.59	N/A	0.58	0.58
Net investment income (loss) (l)	2.42	2.55	1.28	1.81	2.06
Portfolio turnover	4	9	6	12	4
Net assets at end of period (000 omitted)	$42,000	$48,041	$54,728	$56,260	$64,220
	Year ended
Class R3	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$16.37	$18.02	$15.84	$15.31	$15.37
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.42	$0.51	$0.26	$0.32	$0.35
Net realized and unrealized gain (loss)	(0.70)	(1.50)	2.40	0.76	0.30
Total from investment operations	$(0.28)	$(0.99)	$2.66	$1.08	$0.65
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.46)	$(0.27)	$(0.34)	$(0.35)
From net realized gain	(0.12)	(0.20)	(0.21)	(0.21)	(0.36)
Total distributions declared to shareholders	$(0.53)	$(0.66)	$(0.48)	$(0.55)	$(0.71)
Net asset value, end of period (x)	$15.56	$16.37	$18.02	$15.84	$15.31
Total return (%) (r)(s)(t)(x)	(1.57)	(5.81)	16.98	7.14	4.57
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.34	0.34	0.32	0.33	0.33
Expenses after expense reductions (h)	N/A	0.34	N/A	N/A	N/A
Net investment income (loss) (l)	2.67	2.84	1.53	2.06	2.33
Portfolio turnover	4	9	6	12	4
Net assets at end of period (000 omitted)	$77,250	$91,528	$109,177	$95,119	$101,884
See Notes to Financial Statements

Financial Highlights − continued
MFS CONSERVATIVE ALLOCATION FUND − continued
	Year ended
Class R4	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$16.55	$18.21	$15.99	$15.46	$15.51
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.45	$0.54	$0.31	$0.36	$0.41
Net realized and unrealized gain (loss)	(0.69)	(1.49)	2.43	0.76	0.29
Total from investment operations	$(0.24)	$(0.95)	$2.74	$1.12	$0.70
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.51)	$(0.31)	$(0.38)	$(0.39)
From net realized gain	(0.12)	(0.20)	(0.21)	(0.21)	(0.36)
Total distributions declared to shareholders	$(0.58)	$(0.71)	$(0.52)	$(0.59)	$(0.75)
Net asset value, end of period (x)	$15.73	$16.55	$18.21	$15.99	$15.46
Total return (%) (r)(s)(t)(x)	(1.35)	(5.57)	17.36	7.34	4.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.09	0.09	0.07	0.08	0.08
Expenses after expense reductions (h)	N/A	0.09	N/A	N/A	N/A
Net investment income (loss) (l)	2.89	3.00	1.77	2.29	2.65
Portfolio turnover	4	9	6	12	4
Net assets at end of period (000 omitted)	$279,463	$267,840	$269,196	$234,301	$179,833
	Year ended
Class R6	5/31/23	5/31/22(i)
Net asset value, beginning of period	$16.71	$18.54
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.47	$0.16
Net realized and unrealized gain (loss)	(0.70)	(1.39)
Total from investment operations	$(0.23)	$(1.23)
Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.40)
From net realized gain	(0.12)	(0.20)
Total distributions declared to shareholders	$(0.59)	$(0.60)
Net asset value, end of period (x)	$15.89	$16.71
Total return (%) (r)(s)(t)(x)	(1.27)	(6.95)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.03	0.04(a)
Expenses after expense reductions (h)	N/A	0.03(a)
Net investment income (loss) (l)	2.95	1.44(a)
Portfolio turnover	4	9
Net assets at end of period (000 omitted)	$85,950	$66,370

See Notes to Financial Statements

Financial Highlights − continued
MFS CONSERVATIVE ALLOCATION FUND − continued
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For Class R6, the period is from the class inception, September 30, 2021, through the stated period end.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Financial Highlights − continued
MFS MODERATE ALLOCATION FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$19.22	$21.57	$18.02	$17.56	$17.88
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.44	$0.63	$0.25	$0.33	$0.37
Net realized and unrealized gain (loss)	(0.85)	(1.79)	4.04	0.97	0.30
Total from investment operations	$(0.41)	$(1.16)	$4.29	$1.30	$0.67
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.61)	$(0.24)	$(0.34)	$(0.37)
From net realized gain	(0.29)	(0.58)	(0.50)	(0.50)	(0.62)
Total distributions declared to shareholders	$(0.74)	$(1.19)	$(0.74)	$(0.84)	$(0.99)
Net asset value, end of period (x)	$18.07	$19.22	$21.57	$18.02	$17.56
Total return (%) (r)(s)(t)(x)	(1.99)	(5.96)	24.18	7.35	4.25
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.34	0.36	0.33	0.34	0.34
Expenses after expense reductions (h)	0.33	0.35	0.33	0.34	0.34
Net investment income (loss) (l)	2.44	2.99	1.23	1.79	2.09
Portfolio turnover	2	11	7	8	2
Net assets at end of period (000 omitted)	$4,676,731	$4,812,425	$4,687,031	$3,173,202	$3,038,919
	Year ended
Class B	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$18.93	$21.28	$17.79	$17.33	$17.65
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.31	$0.46	$0.10	$0.19	$0.24
Net realized and unrealized gain (loss)	(0.84)	(1.76)	3.99	0.97	0.30
Total from investment operations	$(0.53)	$(1.30)	$4.09	$1.16	$0.54
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.47)	$(0.10)	$(0.20)	$(0.24)
From net realized gain	(0.29)	(0.58)	(0.50)	(0.50)	(0.62)
Total distributions declared to shareholders	$(0.59)	$(1.05)	$(0.60)	$(0.70)	$(0.86)
Net asset value, end of period (x)	$17.81	$18.93	$21.28	$17.79	$17.33
Total return (%) (r)(s)(t)(x)	(2.69)	(6.67)	23.24	6.57	3.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.09	1.11	1.08	1.09	1.09
Expenses after expense reductions (h)	1.08	1.10	1.08	1.09	1.09
Net investment income (loss) (l)	1.71	2.20	0.50	1.05	1.36
Portfolio turnover	2	11	7	8	2
Net assets at end of period (000 omitted)	$43,399	$69,914	$116,059	$149,969	$210,011
See Notes to Financial Statements

Financial Highlights − continued
MFS MODERATE ALLOCATION FUND − continued
	Year ended
Class C	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$18.76	$21.10	$17.65	$17.21	$17.53
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.30	$0.46	$0.10	$0.18	$0.23
Net realized and unrealized gain (loss)	(0.83)	(1.75)	3.95	0.97	0.31
Total from investment operations	$(0.53)	$(1.29)	$4.05	$1.15	$0.54
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.47)	$(0.10)	$(0.21)	$(0.24)
From net realized gain	(0.29)	(0.58)	(0.50)	(0.50)	(0.62)
Total distributions declared to shareholders	$(0.59)	$(1.05)	$(0.60)	$(0.71)	$(0.86)
Net asset value, end of period (x)	$17.64	$18.76	$21.10	$17.65	$17.21
Total return (%) (r)(s)(t)(x)	(2.67)	(6.66)	23.19	6.55	3.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.09	1.11	1.08	1.09	1.09
Expenses after expense reductions (h)	1.08	1.10	1.08	1.09	1.09
Net investment income (loss) (l)	1.70	2.22	0.53	1.04	1.34
Portfolio turnover	2	11	7	8	2
Net assets at end of period (000 omitted)	$403,805	$537,508	$721,781	$874,127	$917,199
	Year ended
Class I	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$19.55	$21.91	$18.29	$17.81	$18.12
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.50	$0.70	$0.30	$0.37	$0.42
Net realized and unrealized gain (loss)	(0.88)	(1.82)	4.11	1.00	0.31
Total from investment operations	$(0.38)	$(1.12)	$4.41	$1.37	$0.73
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.66)	$(0.29)	$(0.39)	$(0.42)
From net realized gain	(0.29)	(0.58)	(0.50)	(0.50)	(0.62)
Total distributions declared to shareholders	$(0.78)	$(1.24)	$(0.79)	$(0.89)	$(1.04)
Net asset value, end of period (x)	$18.39	$19.55	$21.91	$18.29	$17.81
Total return (%) (r)(s)(t)(x)	(1.76)	(5.69)	24.49	7.62	4.51
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.09	0.11	0.08	0.09	0.09
Expenses after expense reductions (h)	0.08	0.10	N/A	N/A	N/A
Net investment income (loss) (l)	2.69	3.26	1.50	2.04	2.35
Portfolio turnover	2	11	7	8	2
Net assets at end of period (000 omitted)	$416,670	$448,966	$476,798	$310,815	$275,276
See Notes to Financial Statements

Financial Highlights − continued
MFS MODERATE ALLOCATION FUND − continued
	Year ended
Class R1	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$18.27	$20.58	$17.23	$16.83	$17.17
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.29	$0.45	$0.09	$0.18	$0.23
Net realized and unrealized gain (loss)	(0.81)	(1.70)	3.87	0.93	0.30
Total from investment operations	$(0.52)	$(1.25)	$3.96	$1.11	$0.53
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.48)	$(0.11)	$(0.21)	$(0.25)
From net realized gain	(0.29)	(0.58)	(0.50)	(0.50)	(0.62)
Total distributions declared to shareholders	$(0.60)	$(1.06)	$(0.61)	$(0.71)	$(0.87)
Net asset value, end of period (x)	$17.15	$18.27	$20.58	$17.23	$16.83
Total return (%) (r)(s)(t)(x)	(2.70)	(6.65)	23.25	6.49	3.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.09	1.11	1.08	1.09	1.09
Expenses after expense reductions (h)	1.08	1.10	N/A	1.09	1.09
Net investment income (loss) (l)	1.69	2.21	0.49	1.03	1.37
Portfolio turnover	2	11	7	8	2
Net assets at end of period (000 omitted)	$21,036	$25,035	$26,919	$24,120	$26,171
	Year ended
Class R2	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$18.72	$21.04	$17.59	$17.16	$17.49
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.39	$0.56	$0.20	$0.27	$0.32
Net realized and unrealized gain (loss)	(0.84)	(1.74)	3.95	0.96	0.30
Total from investment operations	$(0.45)	$(1.18)	$4.15	$1.23	$0.62
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.56)	$(0.20)	$(0.30)	$(0.33)
From net realized gain	(0.29)	(0.58)	(0.50)	(0.50)	(0.62)
Total distributions declared to shareholders	$(0.69)	$(1.14)	$(0.70)	$(0.80)	$(0.95)
Net asset value, end of period (x)	$17.58	$18.72	$21.04	$17.59	$17.16
Total return (%) (r)(s)(t)(x)	(2.24)	(6.20)	23.88	7.06	4.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.59	0.61	0.58	0.59	0.59
Expenses after expense reductions (h)	0.58	0.60	0.58	0.59	0.59
Net investment income (loss) (l)	2.18	2.70	1.01	1.53	1.84
Portfolio turnover	2	11	7	8	2
Net assets at end of period (000 omitted)	$94,299	$107,117	$128,654	$124,725	$136,699
See Notes to Financial Statements

Financial Highlights − continued
MFS MODERATE ALLOCATION FUND − continued
	Year ended
Class R3	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$19.04	$21.38	$17.86	$17.41	$17.74
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.44	$0.63	$0.25	$0.33	$0.37
Net realized and unrealized gain (loss)	(0.85)	(1.78)	4.01	0.96	0.29
Total from investment operations	$(0.41)	$(1.15)	$4.26	$1.29	$0.66
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.61)	$(0.24)	$(0.34)	$(0.37)
From net realized gain	(0.29)	(0.58)	(0.50)	(0.50)	(0.62)
Total distributions declared to shareholders	$(0.73)	$(1.19)	$(0.74)	$(0.84)	$(0.99)
Net asset value, end of period (x)	$17.90	$19.04	$21.38	$17.86	$17.41
Total return (%) (r)(s)(t)(x)	(1.96)	(5.97)	24.21	7.35	4.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.34	0.36	0.33	0.34	0.34
Expenses after expense reductions (h)	0.33	0.35	N/A	N/A	0.34
Net investment income (loss) (l)	2.44	2.97	1.24	1.83	2.09
Portfolio turnover	2	11	7	8	2
Net assets at end of period (000 omitted)	$163,134	$196,975	$250,644	$219,996	$270,597
	Year ended
Class R4	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$19.20	$21.55	$18.00	$17.54	$17.86
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.49	$0.69	$0.30	$0.37	$0.44
Net realized and unrealized gain (loss)	(0.86)	(1.80)	4.04	0.98	0.28
Total from investment operations	$(0.37)	$(1.11)	$4.34	$1.35	$0.72
Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.66)	$(0.29)	$(0.39)	$(0.42)
From net realized gain	(0.29)	(0.58)	(0.50)	(0.50)	(0.62)
Total distributions declared to shareholders	$(0.78)	$(1.24)	$(0.79)	$(0.89)	$(1.04)
Net asset value, end of period (x)	$18.05	$19.20	$21.55	$18.00	$17.54
Total return (%) (r)(s)(t)(x)	(1.74)	(5.74)	24.50	7.62	4.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.09	0.11	0.08	0.09	0.09
Expenses after expense reductions (h)	0.08	0.10	N/A	N/A	N/A
Net investment income (loss) (l)	2.72	3.24	1.49	2.04	2.50
Portfolio turnover	2	11	7	8	2
Net assets at end of period (000 omitted)	$247,048	$296,478	$334,080	$252,825	$210,597
See Notes to Financial Statements

Financial Highlights − continued
MFS MODERATE ALLOCATION FUND − continued
	Year ended
Class R6	5/31/23	5/31/22(i)
Net asset value, beginning of period	$19.55	$22.22
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.51	$0.15
Net realized and unrealized gain (loss)	(0.88)	(1.67)
Total from investment operations	$(0.37)	$(1.52)
Less distributions declared to shareholders
From net investment income	$(0.50)	$(0.57)
From net realized gain	(0.29)	(0.58)
Total distributions declared to shareholders	$(0.79)	$(1.15)
Net asset value, end of period (x)	$18.39	$19.55
Total return (%) (r)(s)(t)(x)	(1.69)	(7.39)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.03	0.03(a)
Expenses after expense reductions (h)	0.02	0.02(a)
Net investment income (loss) (l)	2.74	1.12(a)
Portfolio turnover	2	11
Net assets at end of period (000 omitted)	$233,967	$207,850
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For Class R6, the period is from the class inception, September 30, 2021, through the stated period end.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Financial Highlights − continued
MFS GROWTH ALLOCATION FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$23.06	$26.18	$20.57	$20.26	$20.87
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.49	$0.83	$0.23	$0.33	$0.38
Net realized and unrealized gain (loss)	(0.99)	(2.10)	6.25	1.03	0.21
Total from investment operations	$(0.50)	$(1.27)	$6.48	$1.36	$0.59
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.83)	$(0.23)	$(0.34)	$(0.39)
From net realized gain	(0.48)	(1.02)	(0.64)	(0.71)	(0.81)
Total distributions declared to shareholders	$(0.96)	$(1.85)	$(0.87)	$(1.05)	$(1.20)
Net asset value, end of period (x)	$21.60	$23.06	$26.18	$20.57	$20.26
Total return (%) (r)(s)(t)(x)	(1.97)	(5.64)	31.90	6.41	3.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.36	0.37	0.35	0.36	0.36
Expenses after expense reductions (h)	0.34	0.35	0.35	0.35	0.35
Net investment income (loss) (l)	2.25	3.24	0.96	1.57	1.87
Portfolio turnover	2	11	7	4	3
Net assets at end of period (000 omitted)	$4,249,189	$4,361,480	$4,279,764	$2,944,439	$2,852,131
	Year ended
Class B	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$22.92	$25.99	$20.39	$20.08	$20.65
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.33	$0.63	$0.05	$0.17	$0.23
Net realized and unrealized gain (loss)	(0.98)	(2.10)	6.21	1.00	0.23
Total from investment operations	$(0.65)	$(1.47)	$6.26	$1.17	$0.46
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.58)	$(0.02)	$(0.15)	$(0.22)
From net realized gain	(0.48)	(1.02)	(0.64)	(0.71)	(0.81)
Total distributions declared to shareholders	$(0.74)	$(1.60)	$(0.66)	$(0.86)	$(1.03)
Net asset value, end of period (x)	$21.53	$22.92	$25.99	$20.39	$20.08
Total return (%) (r)(s)(t)(x)	(2.69)	(6.36)	30.98	5.56	2.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.11	1.12	1.10	1.11	1.11
Expenses after expense reductions (h)	1.09	1.10	1.10	1.10	1.10
Net investment income (loss) (l)	1.52	2.46	0.23	0.83	1.13
Portfolio turnover	2	11	7	4	3
Net assets at end of period (000 omitted)	$46,181	$69,836	$109,514	$126,962	$177,893
See Notes to Financial Statements

Financial Highlights − continued
MFS GROWTH ALLOCATION FUND − continued
	Year ended
Class C	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$22.55	$25.63	$20.12	$19.85	$20.43
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.32	$0.62	$0.06	$0.17	$0.23
Net realized and unrealized gain (loss)	(0.95)	(2.07)	6.12	0.99	0.22
Total from investment operations	$(0.63)	$(1.45)	$6.18	$1.16	$0.45
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.61)	$(0.03)	$(0.18)	$(0.22)
From net realized gain	(0.48)	(1.02)	(0.64)	(0.71)	(0.81)
Total distributions declared to shareholders	$(0.78)	$(1.63)	$(0.67)	$(0.89)	$(1.03)
Net asset value, end of period (x)	$21.14	$22.55	$25.63	$20.12	$19.85
Total return (%) (r)(s)(t)(x)	(2.67)	(6.39)	30.98	5.56	2.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.11	1.12	1.10	1.11	1.11
Expenses after expense reductions (h)	1.09	1.10	1.10	1.10	1.10
Net investment income (loss) (l)	1.51	2.46	0.26	0.82	1.13
Portfolio turnover	2	11	7	4	3
Net assets at end of period (000 omitted)	$396,612	$490,305	$638,016	$694,541	$714,230
	Year ended
Class I	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$23.33	$26.47	$20.78	$20.45	$21.06
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.54	$0.91	$0.29	$0.38	$0.44
Net realized and unrealized gain (loss)	(0.98)	(2.13)	6.33	1.05	0.21
Total from investment operations	$(0.44)	$(1.22)	$6.62	$1.43	$0.65
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.90)	$(0.29)	$(0.39)	$(0.45)
From net realized gain	(0.48)	(1.02)	(0.64)	(0.71)	(0.81)
Total distributions declared to shareholders	$(1.02)	$(1.92)	$(0.93)	$(1.10)	$(1.26)
Net asset value, end of period (x)	$21.87	$23.33	$26.47	$20.78	$20.45
Total return (%) (r)(s)(t)(x)	(1.69)	(5.44)	32.24	6.69	3.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.11	0.12	0.10	0.11	0.11
Expenses after expense reductions (h)	0.09	0.10	0.10	0.10	0.10
Net investment income (loss) (l)	2.47	3.50	1.23	1.80	2.13
Portfolio turnover	2	11	7	4	3
Net assets at end of period (000 omitted)	$421,284	$421,692	$434,119	$294,213	$237,232
See Notes to Financial Statements

Financial Highlights − continued
MFS GROWTH ALLOCATION FUND − continued
	Year ended
Class R1	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$21.97	$25.02	$19.69	$19.42	$20.02
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.32	$0.62	$0.05	$0.16	$0.23
Net realized and unrealized gain (loss)	(0.94)	(2.02)	5.98	0.98	0.21
Total from investment operations	$(0.62)	$(1.40)	$6.03	$1.14	$0.44
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.63)	$(0.06)	$(0.16)	$(0.23)
From net realized gain	(0.48)	(1.02)	(0.64)	(0.71)	(0.81)
Total distributions declared to shareholders	$(0.80)	$(1.65)	$(0.70)	$(0.87)	$(1.04)
Net asset value, end of period (x)	$20.55	$21.97	$25.02	$19.69	$19.42
Total return (%) (r)(s)(t)(x)	(2.67)	(6.38)	30.91	5.59	2.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.11	1.12	1.10	1.11	1.11
Expenses after expense reductions (h)	1.09	1.10	1.10	1.10	1.10
Net investment income (loss) (l)	1.53	2.53	0.21	0.82	1.18
Portfolio turnover	2	11	7	4	3
Net assets at end of period (000 omitted)	$16,463	$18,598	$21,519	$19,543	$23,326
	Year ended
Class R2	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$22.44	$25.52	$20.06	$19.78	$20.39
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.42	$0.75	$0.17	$0.27	$0.33
Net realized and unrealized gain (loss)	(0.95)	(2.05)	6.10	1.00	0.21
Total from investment operations	$(0.53)	$(1.30)	$6.27	$1.27	$0.54
Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.76)	$(0.17)	$(0.28)	$(0.34)
From net realized gain	(0.48)	(1.02)	(0.64)	(0.71)	(0.81)
Total distributions declared to shareholders	$(0.90)	$(1.78)	$(0.81)	$(0.99)	$(1.15)
Net asset value, end of period (x)	$21.01	$22.44	$25.52	$20.06	$19.78
Total return (%) (r)(s)(t)(x)	(2.18)	(5.89)	31.62	6.12	3.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.61	0.62	0.60	0.61	0.61
Expenses after expense reductions (h)	0.59	0.60	0.60	0.60	0.60
Net investment income (loss) (l)	1.98	2.97	0.72	1.30	1.64
Portfolio turnover	2	11	7	4	3
Net assets at end of period (000 omitted)	$107,528	$122,694	$142,619	$123,459	$138,541
See Notes to Financial Statements

Financial Highlights − continued
MFS GROWTH ALLOCATION FUND − continued
	Year ended
Class R3	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$22.83	$25.93	$20.37	$20.08	$20.69
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.49	$0.82	$0.23	$0.33	$0.39
Net realized and unrealized gain (loss)	(0.98)	(2.07)	6.20	1.01	0.20
Total from investment operations	$(0.49)	$(1.25)	$6.43	$1.34	$0.59
Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.83)	$(0.23)	$(0.34)	$(0.39)
From net realized gain	(0.48)	(1.02)	(0.64)	(0.71)	(0.81)
Total distributions declared to shareholders	$(0.96)	$(1.85)	$(0.87)	$(1.05)	$(1.20)
Net asset value, end of period (x)	$21.38	$22.83	$25.93	$20.37	$20.08
Total return (%) (r)(s)(t)(x)	(1.97)	(5.64)	31.94	6.35	3.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.36	0.37	0.35	0.36	0.36
Expenses after expense reductions (h)	0.34	0.35	0.35	0.35	0.35
Net investment income (loss) (l)	2.26	3.22	0.98	1.59	1.90
Portfolio turnover	2	11	7	4	3
Net assets at end of period (000 omitted)	$115,250	$140,484	$170,541	$147,888	$170,299
	Year ended
Class R4	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$23.05	$26.17	$20.55	$20.24	$20.86
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.54	$0.91	$0.29	$0.38	$0.44
Net realized and unrealized gain (loss)	(0.97)	(2.11)	6.26	1.03	0.20
Total from investment operations	$(0.43)	$(1.20)	$6.55	$1.41	$0.64
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.90)	$(0.29)	$(0.39)	$(0.45)
From net realized gain	(0.48)	(1.02)	(0.64)	(0.71)	(0.81)
Total distributions declared to shareholders	$(1.02)	$(1.92)	$(0.93)	$(1.10)	$(1.26)
Net asset value, end of period (x)	$21.60	$23.05	$26.17	$20.55	$20.24
Total return (%) (r)(s)(t)(x)	(1.67)	(5.43)	32.26	6.66	3.83
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.11	0.12	0.11	0.11	0.11
Expenses after expense reductions (h)	0.09	0.10	0.10	0.10	0.10
Net investment income (loss) (l)	2.51	3.52	1.23	1.81	2.16
Portfolio turnover	2	11	7	4	3
Net assets at end of period (000 omitted)	$307,903	$328,631	$360,879	$264,076	$232,530
See Notes to Financial Statements

Financial Highlights − continued
MFS GROWTH ALLOCATION FUND − continued
	Year ended
Class R6	5/31/23	5/31/22(i)
Net asset value, beginning of period	$23.35	$27.02
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.56	$0.12
Net realized and unrealized gain (loss)	(0.99)	(1.87)
Total from investment operations	$(0.43)	$(1.75)
Less distributions declared to shareholders
From net investment income	$(0.56)	$(0.90)
From net realized gain	(0.48)	(1.02)
Total distributions declared to shareholders	$(1.04)	$(1.92)
Net asset value, end of period (x)	$21.88	$23.35
Total return (%) (r)(s)(t)(x)	(1.65)	(7.27)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.04	0.04(a)
Expenses after expense reductions (h)	0.02	0.02(a)
Net investment income (loss) (l)	2.55	0.75(a)
Portfolio turnover	2	11
Net assets at end of period (000 omitted)	$274,102	$228,326
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For Class R6, the period is from the class inception, September 30, 2021, through the stated period end.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Financial Highlights − continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
	Year ended
Class A	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$27.39	$31.03	$23.23	$22.94	$23.63
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.44	$0.92	$0.14	$0.28	$0.34
Net realized and unrealized gain (loss)	(1.02)	(2.46)	8.66	1.18	0.16
Total from investment operations	$(0.58)	$(1.54)	$8.80	$1.46	$0.50
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.94)	$(0.15)	$(0.29)	$(0.34)
From net realized gain	(0.63)	(1.16)	(0.85)	(0.88)	(0.85)
Total distributions declared to shareholders	$(1.08)	$(2.10)	$(1.00)	$(1.17)	$(1.19)
Net asset value, end of period (x)	$25.73	$27.39	$31.03	$23.23	$22.94
Total return (%) (r)(s)(t)(x)	(1.95)	(5.78)	38.35	5.97	2.82
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.39	0.39	0.40	0.41	0.40
Expenses after expense reductions (h)	0.38	0.38	0.38	0.38	0.38
Net investment income (loss) (l)	1.71	3.02	0.50	1.18	1.47
Portfolio turnover	4	13	7	6	5
Net assets at end of period (000 omitted)	$1,422,920	$1,424,073	$1,386,555	$928,555	$869,146
	Year ended
Class B	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$26.90	$30.47	$22.88	$22.60	$23.26
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.25	$0.69	$(0.06)	$0.10	$0.17
Net realized and unrealized gain (loss)	(1.01)	(2.44)	8.50	1.15	0.17
Total from investment operations	$(0.76)	$(1.75)	$8.44	$1.25	$0.34
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.66)	$—	$(0.09)	$(0.15)
From net realized gain	(0.63)	(1.16)	(0.85)	(0.88)	(0.85)
Total distributions declared to shareholders	$(0.83)	$(1.82)	$(0.85)	$(0.97)	$(1.00)
Net asset value, end of period (x)	$25.31	$26.90	$30.47	$22.88	$22.60
Total return (%) (r)(s)(t)(x)	(2.68)	(6.48)	37.30	5.18	2.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.14	1.14	1.15	1.16	1.15
Expenses after expense reductions (h)	1.13	1.13	1.13	1.13	1.13
Net investment income (loss) (l)	0.98	2.27	(0.22)	0.44	0.73
Portfolio turnover	4	13	7	6	5
Net assets at end of period (000 omitted)	$19,808	$27,855	$40,147	$41,016	$52,512
See Notes to Financial Statements

Financial Highlights − continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND − continued
	Year ended
Class C	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$26.51	$30.09	$22.61	$22.36	$23.02
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.24	$0.67	$(0.05)	$0.09	$0.16
Net realized and unrealized gain (loss)	(0.99)	(2.39)	8.38	1.15	0.18
Total from investment operations	$(0.75)	$(1.72)	$8.33	$1.24	$0.34
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.70)	$—	$(0.11)	$(0.15)
From net realized gain	(0.63)	(1.16)	(0.85)	(0.88)	(0.85)
Total distributions declared to shareholders	$(0.88)	$(1.86)	$(0.85)	$(0.99)	$(1.00)
Net asset value, end of period (x)	$24.88	$26.51	$30.09	$22.61	$22.36
Total return (%) (r)(s)(t)(x)	(2.70)	(6.47)	37.26	5.20	2.04
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.14	1.14	1.14	1.16	1.15
Expenses after expense reductions (h)	1.13	1.13	1.13	1.13	1.13
Net investment income (loss) (l)	0.96	2.27	(0.20)	0.41	0.72
Portfolio turnover	4	13	7	6	5
Net assets at end of period (000 omitted)	$217,393	$232,876	$264,940	$234,144	$221,719
	Year ended
Class I	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$27.96	$31.62	$23.65	$23.33	$24.02
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.51	$1.00	$0.22	$0.35	$0.39
Net realized and unrealized gain (loss)	(1.05)	(2.48)	8.80	1.20	0.17
Total from investment operations	$(0.54)	$(1.48)	$9.02	$1.55	$0.56
Less distributions declared to shareholders
From net investment income	$(0.51)	$(1.02)	$(0.20)	$(0.35)	$(0.40)
From net realized gain	(0.63)	(1.16)	(0.85)	(0.88)	(0.85)
Total distributions declared to shareholders	$(1.14)	$(2.18)	$(1.05)	$(1.23)	$(1.25)
Net asset value, end of period (x)	$26.28	$27.96	$31.62	$23.65	$23.33
Total return (%) (r)(s)(t)(x)	(1.74)	(5.52)	38.67	6.24	3.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.14	0.14	0.15	0.16	0.15
Expenses after expense reductions (h)	0.13	0.13	0.13	0.13	0.13
Net investment income (loss) (l)	1.95	3.22	0.78	1.46	1.67
Portfolio turnover	4	13	7	6	5
Net assets at end of period (000 omitted)	$238,896	$240,621	$241,144	$178,491	$167,527
See Notes to Financial Statements

Financial Highlights − continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND − continued
	Year ended
Class R1	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$26.07	$29.60	$22.25	$22.00	$22.69
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.27	$0.69	$(0.06)	$0.09	$0.15
Net realized and unrealized gain (loss)	(1.01)	(2.37)	8.26	1.13	0.18
Total from investment operations	$(0.74)	$(1.68)	$8.20	$1.22	$0.33
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.69)	$—	$(0.09)	$(0.17)
From net realized gain	(0.63)	(1.16)	(0.85)	(0.88)	(0.85)
Total distributions declared to shareholders	$(0.89)	$(1.85)	$(0.85)	$(0.97)	$(1.02)
Net asset value, end of period (x)	$24.44	$26.07	$29.60	$22.25	$22.00
Total return (%) (r)(s)(t)(x)	(2.70)	(6.46)	37.28	5.21	2.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.14	1.14	1.14	1.16	1.15
Expenses after expense reductions (h)	1.13	1.13	1.13	1.13	1.13
Net investment income (loss) (l)	1.12	2.34	(0.24)	0.40	0.69
Portfolio turnover	4	13	7	6	5
Net assets at end of period (000 omitted)	$12,269	$15,536	$18,496	$14,484	$17,093
	Year ended
Class R2	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$26.71	$30.30	$22.71	$22.44	$23.13
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.36	$0.83	$0.07	$0.21	$0.28
Net realized and unrealized gain (loss)	(0.99)	(2.40)	8.44	1.16	0.16
Total from investment operations	$(0.63)	$(1.57)	$8.51	$1.37	$0.44
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.86)	$(0.07)	$(0.22)	$(0.28)
From net realized gain	(0.63)	(1.16)	(0.85)	(0.88)	(0.85)
Total distributions declared to shareholders	$(1.00)	$(2.02)	$(0.92)	$(1.10)	$(1.13)
Net asset value, end of period (x)	$25.08	$26.71	$30.30	$22.71	$22.44
Total return (%) (r)(s)(t)(x)	(2.19)	(6.01)	37.93	5.73	2.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.64	0.64	0.65	0.66	0.65
Expenses after expense reductions (h)	0.63	0.63	0.63	0.63	0.63
Net investment income (loss) (l)	1.45	2.76	0.27	0.91	1.23
Portfolio turnover	4	13	7	6	5
Net assets at end of period (000 omitted)	$49,019	$55,975	$65,485	$55,453	$63,038
See Notes to Financial Statements

Financial Highlights − continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND − continued
	Year ended
Class R3	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$27.15	$30.76	$23.04	$22.75	$23.44
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.44	$0.91	$0.15	$0.29	$0.34
Net realized and unrealized gain (loss)	(1.02)	(2.43)	8.56	1.17	0.15
Total from investment operations	$(0.58)	$(1.52)	$8.71	$1.46	$0.49
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.93)	$(0.14)	$(0.29)	$(0.33)
From net realized gain	(0.63)	(1.16)	(0.85)	(0.88)	(0.85)
Total distributions declared to shareholders	$(1.07)	$(2.09)	$(0.99)	$(1.17)	$(1.18)
Net asset value, end of period (x)	$25.50	$27.15	$30.76	$23.04	$22.75
Total return (%) (r)(s)(t)(x)	(1.98)	(5.75)	38.28	6.00	2.78
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.39	0.39	0.40	0.41	0.40
Expenses after expense reductions (h)	0.38	0.38	0.38	0.38	0.38
Net investment income (loss) (l)	1.71	3.00	0.54	1.20	1.48
Portfolio turnover	4	13	7	6	5
Net assets at end of period (000 omitted)	$77,815	$91,223	$105,120	$87,315	$97,866
	Year ended
Class R4	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$27.52	$31.15	$23.32	$23.01	$23.71
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.52	$1.02	$0.21	$0.34	$0.39
Net realized and unrealized gain (loss)	(1.05)	(2.47)	8.67	1.20	0.16
Total from investment operations	$(0.53)	$(1.45)	$8.88	$1.54	$0.55
Less distributions declared to shareholders
From net investment income	$(0.51)	$(1.02)	$(0.20)	$(0.35)	$(0.40)
From net realized gain	(0.63)	(1.16)	(0.85)	(0.88)	(0.85)
Total distributions declared to shareholders	$(1.14)	$(2.18)	$(1.05)	$(1.23)	$(1.25)
Net asset value, end of period (x)	$25.85	$27.52	$31.15	$23.32	$23.01
Total return (%) (r)(s)(t)(x)	(1.73)	(5.51)	38.61	6.29	3.05
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.14	0.14	0.15	0.16	0.15
Expenses after expense reductions (h)	0.13	0.13	0.13	0.13	0.13
Net investment income (loss) (l)	2.00	3.31	0.77	1.44	1.69
Portfolio turnover	4	13	7	6	5
Net assets at end of period (000 omitted)	$167,605	$183,201	$200,635	$137,680	$109,384
See Notes to Financial Statements

Financial Highlights − continued
MFS AGGRESSIVE GROWTH ALLOCATION FUND − continued
	Year ended
Class R6	5/31/23	5/31/22(i)
Net asset value, beginning of period	$27.97	$32.28
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.53	$0.01
Net realized and unrealized gain (loss)	(1.04)	(2.12)
Total from investment operations	$(0.51)	$(2.11)
Less distributions declared to shareholders
From net investment income	$(0.54)	$(1.04)
From net realized gain	(0.63)	(1.16)
Total distributions declared to shareholders	$(1.17)	$(2.20)
Net asset value, end of period (x)	$26.29	$27.97
Total return (%) (r)(s)(t)(x)	(1.64)	(7.35)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.05	0.08(a)
Expenses after expense reductions (h)	0.04	0.05(a)
Net investment income (loss) (l)	2.03	0.05(a)
Portfolio turnover	4	13
Net assets at end of period (000 omitted)	$214,147	$186,590
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(i)	For Class R6, the period is from the class inception, September 30, 2021, through the stated period end.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements

Notes to Financial Statements
(1)  Business and Organization
MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund, and MFS Aggressive Growth Allocation Fund (the funds) are each a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2)  Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of each fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Each fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
The accounting policies of the underlying funds in which each fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds' shareholder reports are not covered by this report.
Investment Valuations — Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.
Subject to its oversight, the funds' Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments to MFS as the funds' adviser, pursuant to each fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of each fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under each fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options

Notes to Financial Statements  - continued
are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under each fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of each fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating each fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine each fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that each fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which each fund determines its net asset value per share.
Various inputs are used in determining the value of each fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Each fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2023 in valuing each fund's assets and liabilities:
	Level 1	Level 2	Level 3	Total
MFS Conservative Allocation Fund
Financial Instruments
Mutual Funds	$3,798,826,459	$—	$—	$3,798,826,459
MFS Moderate Allocation Fund
Financial Instruments
Mutual Funds	$6,298,260,743	$—	$—	$6,298,260,743
MFS Growth Allocation Fund
Financial Instruments
Mutual Funds	$5,932,658,662	$—	$—	$5,932,658,662

Notes to Financial Statements  - continued
	Level 1	Level 2	Level 3	Total
MFS Aggressive Growth Allocation Fund
Financial Instruments
Mutual Funds	$2,419,741,848	$—	$—	$2,419,741,848
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets and liabilities.
Derivatives — Each fund does not invest in derivatives directly. Each fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
Indemnifications — Under each fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to each fund. Additionally, in the normal course of business, each fund enters into agreements with service providers that may contain indemnification clauses. Each fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against each fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis.  All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income and realized gain from affiliated issuers by each fund is affected by the timing of the declaration of distributions by the underlying funds in which each fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
Each fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statements of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statements of Operations.
Tax Matters and Distributions — Each fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. Each fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed each fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
Year ended 5/31/23	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$100,420,494	$151,962,285	$127,003,030	$40,001,978
Long-term capital gains	28,872,264	100,578,529	128,514,380	56,899,800
Total distributions	$129,292,758	$252,540,814	$255,517,410	$96,901,778
Year ended 5/31/22	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Ordinary income (including any short-term capital gains)	$130,737,104	$243,876,428	$237,936,259	$92,864,812
Long-term capital gains	33,592,805	158,322,310	233,327,796	83,900,656
Total distributions	$164,329,909	$402,198,738	$471,264,055	$176,765,468

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/23	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Cost of investments	$3,402,127,754	$4,991,132,925	$4,202,884,489	$1,568,022,522
Gross appreciation	666,842,748	1,761,114,733	2,044,636,884	934,037,455
Gross depreciation	(270,144,043)	(453,986,915)	(314,862,711)	(82,318,129)
Net unrealized appreciation (depreciation)	$396,698,705	$1,307,127,818	$1,729,774,173	$851,719,326
Undistributed ordinary income	13,179,055	15,591,878	12,155,672	—
Undistributed long-term capital gain	26,025,460	95,842,059	121,179,629	58,198,645
Late year ordinary loss deferral	—	—	—	(2,028,837)
Total distributable earnings (loss)	$435,903,220	$1,418,561,755	$1,863,109,474	$907,889,134
Multiple Classes of Shares of Beneficial Interest — Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. Each fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. Each fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	MFS Conservative Allocation Fund		MFS Moderate Allocation Fund		MFS Growth Allocation Fund		MFS Aggressive Growth Allocation Fund
	Year Ended 5/31/23	Year Ended 5/31/22 (i)	Year Ended 5/31/23	Year Ended 5/31/22 (i)	Year Ended 5/31/23	Year Ended 5/31/22 (i)	Year Ended 5/31/23	Year Ended 5/31/22 (i)
Class A	$88,233,628	$103,815,228	$186,379,749	$276,567,034	$183,476,015	$319,597,176	$56,847,622	$98,862,321
Class B	551,054	1,042,785	1,749,757	4,499,766	1,862,086	5,492,859	742,226	2,062,940
Class C	8,532,531	13,721,590	14,987,202	32,006,084	15,332,055	36,297,415	7,536,422	15,834,763
Class I	15,553,250	21,657,438	17,474,004	28,009,118	18,133,070	32,588,097	10,105,815	17,809,105
Class R1	281,997	389,398	766,632	1,381,570	664,580	1,300,149	531,872	1,027,487
Class R2	1,407,491	1,861,528	3,682,781	6,454,199	4,521,967	9,351,146	1,955,027	4,123,946
Class R3	2,892,075	4,011,626	6,969,078	13,005,624	5,398,317	11,541,626	3,192,361	6,811,884
Class R4	9,258,872	10,300,331	11,422,962	18,863,008	14,229,181	26,880,368	7,201,511	14,448,809
Class R6	2,581,860	15,372	9,108,649	33,821	11,900,139	27,228	8,788,922	5,690
Class 529A	—	6,591,833	—	18,455,392	—	24,828,235	—	14,466,884
Class 529B	—	102,684	—	321,991	—	532,633	—	120,341
Class 529C	—	820,096	—	2,601,131	—	2,827,123	—	1,191,298
Total	$129,292,758	$164,329,909	$252,540,814	$402,198,738	$255,517,410	$471,264,055	$96,901,778	$176,765,468
(i)	For Class R6, the period is from the class inception, September 30, 2021, through the stated period end.
(3)  Transactions with Affiliates
Investment Adviser — Each fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

Notes to Financial Statements  - continued
The investment adviser has agreed in writing to pay a portion of the following funds’ operating expenses, excluding distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses including fees and expenses associated with investments in investment companies and other similar investment vehicles, such that operating expenses do not exceed the following rates annually of these fund’s average daily net assets:
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	0.10%	0.10%	0.10%	0.13%
Class B	0.10%	0.10%	0.10%	0.13%
Class C	0.10%	0.10%	0.10%	0.13%
Class I	0.10%	0.10%	0.10%	0.13%
Class R1	0.10%	0.10%	0.10%	0.13%
Class R2	0.10%	0.10%	0.10%	0.13%
Class R3	0.10%	0.10%	0.10%	0.13%
Class R4	0.10%	0.10%	0.10%	0.13%
Class R6	0.03%	0.02%	0.02%	0.05%
These written agreements will continue until modified by the funds’ Board of Trustees, but such agreements will continue at least until September 30, 2023. For the year ended May 31, 2023, these reductions amounted to $526,580 for the MFS Moderate Allocation Fund, $933,273 for the MFS Growth Allocation Fund, and $252,152 for the MFS Aggressive Growth Allocation Fund. Each reduction is included in the reduction of total expenses in the Statements of Operations. For the year ended May 31, 2023, the MFS Conservative Allocation Fund’s actual operating expenses did not exceed the limit described above and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.
In addition to the fees and expenses which each fund bears directly, each fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which each fund invests. Accordingly, the expense ratio for each fund reflects only those fees and expenses borne directly by each fund.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received the following amounts for the year ended May 31, 2023, as its portion of the initial sales charge on sales of Class A shares of each fund:
MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
$185,659	$499,160	$850,487	$458,223
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
Each fund's distribution plan provides that each fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Class A
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$6,546,560
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	11,597,218
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	10,502,892
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	3,458,731
	Class B
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$219,330
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	553,760
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	564,355
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	232,968

Notes to Financial Statements  - continued
	Class C
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$3,283,216
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	4,585,795
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	4,312,768
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	2,184,731
	Class R1
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.75%	0.25%	1.00%	1.00%	$102,486
MFS Moderate Allocation Fund	0.75%	0.25%	1.00%	1.00%	222,750
MFS Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	171,375
MFS Aggressive Growth Allocation Fund	0.75%	0.25%	1.00%	1.00%	137,195
	Class R2
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	0.25%	0.25%	0.50%	0.50%	$217,904
MFS Moderate Allocation Fund	0.25%	0.25%	0.50%	0.50%	483,366
MFS Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	553,348
MFS Aggressive Growth Allocation Fund	0.25%	0.25%	0.50%	0.50%	255,952
	Class R3
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
MFS Conservative Allocation Fund	—	0.25%	0.25%	0.25%	$212,763
MFS Moderate Allocation Fund	—	0.25%	0.25%	0.25%	437,895
MFS Growth Allocation Fund	—	0.25%	0.25%	0.25%	309,178
MFS Aggressive Growth Allocation Fund	—	0.25%	0.25%	0.25%	203,576
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Total Distribution and Service Fees	$10,582,259	$17,880,784	$16,413,916	$6,473,153
(d)	In accordance with the distribution plan for certain classes, each fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates’ seed money. For the year ended May 31, 2023, these rebates amounted to the following and are included in the reduction of total expenses in the Statements of Operations:
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$504	$1,248	$2,181	$623
Class B	19	17	17	11
Class C	37	63	91	119
Class R2	—	60	97	—

Notes to Financial Statements  - continued
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2023, were as follows:
CDSC Imposed	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Class A	$499,394	$309,814	$208,995	$88,126
Class B	17,433	23,562	26,080	8,258
Class C	36,703	49,293	55,641	37,948
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from each fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of each fund as determined periodically under the supervision of the funds’ Board of Trustees. For the year ended May 31, 2023, each fund paid the following fee, which equated to the following annual percentage of each fund’s average daily net assets:
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Expenses paid	$287,626	$689,935	$901,191	$470,432
Annual percentage of average daily net assets	0.0074%	0.0109%	0.0153%	0.0198%
MFSC also receives reimbursement from each fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to the following:
MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
$2,549,190	$4,229,533	$4,594,656	$2,188,699
Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to each fund. Under an administrative services agreement, each fund reimburses MFS the costs incurred to provide these services. Each fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2023 was equivalent to the following annual effective rates of each fund's average daily net assets:
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Percentage of average daily net assets	0.0005%	0.0003%	0.0003%	0.0007%
Trustees’ and Officers’ Compensation — Each fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The funds do not pay compensation directly to Trustees or officers of each fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to each fund. Certain officers and Trustees of each fund are officers or directors of MFS, MFD, and MFSC.
Other — Each fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On September 29, 2021, MFS purchased the following fund shares as an initial investment in the class:
Fund	Class	Shares	Amount
MFS Conservative Allocation Fund	Class R6	2,697	$50,000
MFS Moderate Allocation Fund	Class R6	2,250	50,000
MFS Growth Allocation Fund	Class R6	1,850	50,000
MFS Aggressive Growth Allocation Fund	Class R6	1,549	50,000
On August 3, 2022, MFS redeemed the following fund shares:
Fund	Class	Shares	Amount
MFS Conservative Allocation Fund	Class R6	2,795	$46,285
MFS Moderate Allocation Fund	Class R6	2,375	45,909
MFS Growth Allocation Fund	Class R6	1,983	45,708
MFS Aggressive Growth Allocation Fund	Class R6	1,654	45,568

Notes to Financial Statements  - continued
(4)  Portfolio Securities
For the year ended May 31, 2023, purchases and sales of shares of underlying funds, excluding the MFS Institutional Money Market Portfolio, aggregated to the following:
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Purchases	$146,267,423	$154,527,537	$143,802,744	$105,440,053
Sales	$457,633,081	$439,134,157	$289,874,060	$104,916,040
(5)  Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	MFS Conservative Allocation Fund				MFS Moderate Allocation Fund
	Year ended 5/31/23		Year ended 5/31/22 (i)		Year ended 5/31/23		Year ended 5/31/22 (i)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	37,597,375	$ 591,621,421	67,679,957	$ 1,221,314,304	46,981,387	$ 853,255,104	64,087,563	$ 1,359,111,133
Class B	29,659	465,128	93,027	1,665,420	33,325	597,196	36,785	762,264
Class C	1,537,381	23,804,412	4,830,361	86,218,196	2,701,858	47,904,872	4,234,381	87,982,540
Class I	5,480,882	87,200,127	11,090,692	201,830,274	5,448,925	99,942,454	5,790,239	125,696,224
Class R1	86,648	1,311,268	126,121	2,165,139	124,713	2,151,471	148,640	3,003,937
Class R2	476,567	7,261,937	802,943	13,797,950	760,462	13,439,800	1,100,525	22,278,112
Class R3	718,640	11,166,747	1,835,554	32,616,119	1,156,234	20,770,328	2,001,055	41,362,889
Class R4	6,679,758	105,742,649	5,579,880	98,938,943	2,712,963	49,113,409	3,178,768	66,866,175
Class R6	2,287,454	36,331,465	4,011,762	66,084,891	3,366,805	62,378,611	10,755,093	205,732,457
Class 529A	—	—	7,021,015	124,154,124	—	—	7,030,533	145,839,839
Class 529B	—	—	59,317	1,058,613	—	—	54,771	1,158,960
Class 529C	—	—	619,502	11,001,161	—	—	501,716	10,539,056
	54,894,364	$864,905,154	103,750,131	$1,860,845,134	63,286,672	$1,149,553,245	98,920,069	$2,070,333,586
Shares issued to shareholders in reinvestment of distributions
Class A	5,591,735	$ 85,545,181	5,509,883	$ 100,451,582	10,382,941	$ 181,424,544	12,475,152	$ 268,574,303
Class B	35,638	542,514	55,157	1,004,048	99,991	1,720,619	207,077	4,400,978
Class C	545,605	8,198,110	735,835	13,226,348	853,001	14,535,933	1,477,992	31,133,054
Class I	870,965	13,475,036	993,915	18,297,574	839,629	14,931,694	1,084,011	23,712,133
Class R1	19,227	281,997	22,170	389,398	46,254	766,632	67,341	1,381,570
Class R2	93,115	1,377,208	102,661	1,813,555	215,826	3,670,020	306,461	6,431,465
Class R3	190,915	2,892,033	222,035	4,011,206	402,459	6,968,783	609,638	13,005,624
Class R4	532,325	8,155,247	492,350	8,976,215	521,506	9,107,009	697,878	15,003,351
Class R6	166,594	2,576,426	878	15,372	511,716	9,100,067	1,640	33,821
Class 529A	—	—	353,307	6,399,773	—	—	846,016	18,099,800
Class 529B	—	—	5,727	102,348	—	—	15,125	317,806
Class 529C	—	—	44,437	789,847	—	—	122,704	2,551,571
	8,046,119	$123,043,752	8,538,355	$155,477,266	13,873,323	$242,225,301	17,911,035	$384,645,476

Notes to Financial Statements  - continued
	MFS Conservative Allocation Fund − continued				MFS Moderate Allocation Fund − continued
	Year ended 5/31/23		Year ended 5/31/22 (i)		Year ended 5/31/23		Year ended 5/31/22 (i)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(44,394,576)	$ (696,624,120)	(42,044,231)	$ (749,032,903)	(48,962,398)	$ (886,124,461)	(43,477,163)	$ (912,895,376)
Class B	(665,501)	(10,389,594)	(981,518)	(17,507,879)	(1,389,235)	(24,811,061)	(2,004,737)	(41,816,299)
Class C	(7,935,902)	(122,340,446)	(8,473,584)	(148,571,403)	(9,305,377)	(164,439,281)	(11,266,526)	(232,666,725)
Class I	(11,544,700)	(182,917,659)	(9,942,137)	(174,501,245)	(6,601,580)	(121,440,572)	(5,662,496)	(121,101,541)
Class R1	(155,008)	(2,334,046)	(201,826)	(3,392,524)	(314,554)	(5,438,793)	(153,547)	(3,078,840)
Class R2	(808,219)	(12,250,995)	(1,007,115)	(17,330,569)	(1,335,256)	(23,436,423)	(1,800,271)	(36,971,719)
Class R3	(1,535,471)	(23,986,963)	(2,523,982)	(43,995,048)	(2,788,370)	(49,956,775)	(3,990,332)	(82,425,614)
Class R4	(5,632,937)	(88,328,982)	(4,668,604)	(83,521,684)	(4,989,299)	(90,680,459)	(3,940,095)	(82,866,417)
Class R6	(1,017,138)	(16,150,032)	(40,640)	(679,766)	(1,789,813)	(33,102,193)	(123,363)	(2,401,071)
Class 529A	—	—	(17,226,421)	(286,120,415)	—	—	(23,331,934)	(443,822,099)
Class 529B	—	—	(262,623)	(4,524,684)	—	—	(381,081)	(7,643,019)
Class 529C	—	—	(2,466,975)	(42,216,507)	—	—	(3,305,962)	(65,455,676)
	(73,689,452)	$(1,155,322,837)	(89,839,656)	$(1,571,394,627)	(77,475,882)	$(1,399,430,018)	(99,437,507)	$(2,033,144,396)
Net change
Class A	(1,205,466)	$ (19,457,518)	31,145,609	$ 572,732,983	8,401,930	$ 148,555,187	33,085,552	$ 714,790,060
Class B	(600,204)	(9,381,952)	(833,334)	(14,838,411)	(1,255,919)	(22,493,246)	(1,760,875)	(36,653,057)
Class C	(5,852,916)	(90,337,924)	(2,907,388)	(49,126,859)	(5,750,518)	(101,998,476)	(5,554,153)	(113,551,131)
Class I	(5,192,853)	(82,242,496)	2,142,470	45,626,603	(313,026)	(6,566,424)	1,211,754	28,306,816
Class R1	(49,133)	(740,781)	(53,535)	(837,987)	(143,587)	(2,520,690)	62,434	1,306,667
Class R2	(238,537)	(3,611,850)	(101,511)	(1,719,064)	(358,968)	(6,326,603)	(393,285)	(8,262,142)
Class R3	(625,916)	(9,928,183)	(466,393)	(7,367,723)	(1,229,677)	(22,217,664)	(1,379,639)	(28,057,101)
Class R4	1,579,146	25,568,914	1,403,626	24,393,474	(1,754,830)	(32,460,041)	(63,449)	(996,891)
Class R6	1,436,910	22,757,859	3,972,000	65,420,497	2,088,708	38,376,485	10,633,370	203,365,207
Class 529A	—	—	(9,852,099)	(155,566,518)	—	—	(15,455,385)	(279,882,460)
Class 529B	—	—	(197,579)	(3,363,723)	—	—	(311,185)	(6,166,253)
Class 529C	—	—	(1,803,036)	(30,425,499)	—	—	(2,681,542)	(52,365,049)
	(10,748,969)	$(167,373,931)	22,448,830	$444,927,773	(315,887)	$(7,651,472)	17,393,597	$421,834,666
	MFS Growth Allocation Fund				MFS Aggressive Growth Allocation Fund
	Year ended 5/31/23		Year ended 5/31/22 (i)		Year ended 5/31/23		Year ended 5/31/22 (i)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold
Class A	30,776,017	$ 667,959,723	42,486,620	$ 1,089,837,005	9,583,393	$ 246,677,174	12,227,052	$ 371,603,360
Class B	19,129	415,795	16,966	431,802	6,872	176,142	3,830	120,168
Class C	2,637,090	55,985,350	3,167,900	79,542,973	1,799,519	44,779,870	2,034,053	59,961,959
Class I	4,928,354	108,881,252	4,398,105	114,910,801	2,425,302	64,360,728	2,976,116	92,283,196
Class R1	86,356	1,783,131	164,341	3,928,779	63,113	1,545,129	85,168	2,449,701
Class R2	553,256	11,692,751	936,936	22,514,274	326,185	8,178,283	484,136	14,072,406
Class R3	737,300	15,860,568	1,400,278	35,173,792	561,613	14,323,497	663,636	19,830,110
Class R4	2,341,234	50,925,746	2,448,459	63,516,154	1,249,773	32,445,981	1,342,716	41,535,284
Class R6	3,167,944	70,172,433	9,810,608	221,561,239	1,692,782	44,823,422	6,695,872	180,042,173
Class 529A	—	—	5,009,586	125,064,969	—	—	1,945,476	58,222,496
Class 529B	—	—	18,369	474,433	—	—	919	27,627
Class 529C	—	—	238,070	6,028,200	—	—	70,856	2,121,609
	45,246,680	$983,676,749	70,096,238	$1,762,984,421	17,708,552	$457,310,226	28,529,830	$842,270,089

Notes to Financial Statements  - continued
	MFS Growth Allocation Fund − continued				MFS Aggressive Growth Allocation Fund − continued
	Year ended 5/31/23		Year ended 5/31/22 (i)		Year ended 5/31/23		Year ended 5/31/22 (i)
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	8,686,879	$ 179,731,409	12,000,801	$ 312,260,853	2,262,272	$ 55,493,539	3,087,985	$ 96,345,134
Class B	88,537	1,831,836	206,595	5,361,134	30,492	737,911	66,577	2,046,565
Class C	743,117	15,100,131	1,400,635	35,758,201	311,415	7,411,676	511,180	15,488,749
Class I	779,825	16,321,747	1,109,514	29,191,324	345,963	8,659,451	470,323	14,965,686
Class R1	33,650	664,580	52,257	1,300,149	22,759	531,872	34,491	1,027,487
Class R2	224,310	4,517,610	368,587	9,343,689	81,698	1,955,027	135,389	4,123,946
Class R3	263,590	5,398,317	448,045	11,541,626	131,315	3,192,264	220,307	6,811,884
Class R4	577,683	11,934,922	895,617	23,277,073	261,343	6,434,260	423,080	13,246,638
Class R6	567,876	11,885,645	1,035	27,227	350,424	8,771,105	179	5,690
Class 529A	—	—	952,223	24,538,771	—	—	463,564	14,342,681
Class 529B	—	—	20,809	531,680	—	—	3,968	120,314
Class 529C	—	—	111,480	2,800,278	—	—	39,442	1,173,784
	11,965,467	$247,386,197	17,567,598	$455,932,005	3,797,681	$93,187,105	5,456,485	$169,698,558
Shares reacquired
Class A	(31,929,871)	$ (692,353,729)	(28,783,172)	$ (733,349,747)	(8,524,792)	$ (219,554,901)	(8,015,329)	$ (243,001,870)
Class B	(1,010,053)	(21,767,670)	(1,390,197)	(35,406,190)	(289,995)	(7,321,441)	(352,686)	(10,532,362)
Class C	(6,361,520)	(134,910,759)	(7,723,646)	(194,063,690)	(2,157,720)	(53,702,027)	(2,566,060)	(75,602,980)
Class I	(4,519,803)	(99,004,696)	(3,835,578)	(98,174,500)	(2,287,667)	(60,211,165)	(2,466,759)	(73,773,013)
Class R1	(165,371)	(3,404,388)	(230,239)	(5,645,494)	(179,786)	(4,408,288)	(148,576)	(4,406,606)
Class R2	(1,127,162)	(23,632,097)	(1,425,828)	(35,217,718)	(548,378)	(13,689,392)	(685,380)	(20,121,709)
Class R3	(1,765,878)	(38,049,796)	(2,269,886)	(56,210,144)	(1,001,400)	(25,627,319)	(941,107)	(28,192,601)
Class R4	(2,917,324)	(63,847,203)	(2,876,306)	(72,971,374)	(1,684,695)	(44,002,875)	(1,548,611)	(46,551,128)
Class R6	(990,236)	(21,813,278)	(31,672)	(734,488)	(568,974)	(15,028,370)	(23,945)	(671,629)
Class 529A	—	—	(19,450,265)	(438,339,175)	—	—	(9,405,661)	(250,775,106)
Class 529B	—	—	(383,865)	(9,333,936)	—	—	(88,666)	(2,545,589)
Class 529C	—	—	(2,335,240)	(55,716,364)	—	—	(834,437)	(23,400,312)
	(50,787,218)	$(1,098,783,616)	(70,735,894)	$(1,735,162,820)	(17,243,407)	$(443,545,778)	(27,077,217)	$(779,574,905)
Net change
Class A	7,533,025	$ 155,337,403	25,704,249	$ 668,748,111	3,320,873	$ 82,615,812	7,299,708	$ 224,946,624
Class B	(902,387)	(19,520,039)	(1,166,636)	(29,613,254)	(252,631)	(6,407,388)	(282,279)	(8,365,629)
Class C	(2,981,313)	(63,825,278)	(3,155,111)	(78,762,516)	(46,786)	(1,510,481)	(20,827)	(152,272)
Class I	1,188,376	26,198,303	1,672,041	45,927,625	483,598	12,809,014	979,680	33,475,869
Class R1	(45,365)	(956,677)	(13,641)	(416,566)	(93,914)	(2,331,287)	(28,917)	(929,418)
Class R2	(349,596)	(7,421,736)	(120,305)	(3,359,755)	(140,495)	(3,556,082)	(65,855)	(1,925,357)
Class R3	(764,988)	(16,790,911)	(421,563)	(9,494,726)	(308,472)	(8,111,558)	(57,164)	(1,550,607)
Class R4	1,593	(986,535)	467,770	13,821,853	(173,579)	(5,122,634)	217,185	8,230,794
Class R6	2,745,584	60,244,800	9,779,971	220,853,978	1,474,232	38,566,157	6,672,106	179,376,234
Class 529A	—	—	(13,488,456)	(288,735,435)	—	—	(6,996,621)	(178,209,929)
Class 529B	—	—	(344,687)	(8,327,823)	—	—	(83,779)	(2,397,648)
Class 529C	—	—	(1,985,690)	(46,887,886)	—	—	(724,139)	(20,104,919)
	6,424,929	$132,279,330	16,927,942	$483,753,606	4,262,826	$106,951,553	6,909,098	$232,393,742
(i)	For Class R6, the period is from the class inception, September 30, 2021, through the stated period end.
Effective June 1, 2019, purchases of each fund's Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022. On March 30, 2023, the funds announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.

Notes to Financial Statements  - continued
(6)  Line of Credit
Each fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by each fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, each fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2023, each fund’s commitment fee and interest expense were as follows and are included in “Miscellaneous” expense in the Statements of Operations:
	MFS Conservative Allocation Fund	MFS Moderate Allocation Fund	MFS Growth Allocation Fund	MFS Aggressive Growth Allocation Fund
Commitment Fee	$20,500	$32,464	$30,744	$12,333
Interest Expense	—	—	—	—
(7)  Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
	MFS Conservative Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$83,079,130	$31,236,273	$3,876,721	$(320,720)	$(37,614,916)	$72,503,046
MFS Emerging Markets Debt Fund	83,643,879	8,237,242	9,228,363	(2,523,389)	(3,860,865)	76,268,504
MFS Emerging Markets Debt Local Currency Fund	83,343,589	3,650,895	13,432,150	(3,814,681)	6,031,981	75,779,634
MFS Global Opportunistic Bond Fund	287,935,623	12,168,323	27,778,828	(5,486,384)	(15,503)	266,823,231
MFS Global Real Estate Fund	84,318,651	12,252,517	5,969,139	(793,683)	(15,917,625)	73,890,721
MFS Government Securities Fund	409,673,533	26,082,910	34,116,103	(6,066,169)	(14,188,446)	381,385,725
MFS Growth Fund	247,247,275	9,329,686	36,542,847	(5,817,570)	17,029,789	231,246,333
MFS High Income Fund	169,119,202	13,063,677	21,335,917	(3,740,707)	(4,581,976)	152,524,279
MFS Inflation-Adjusted Bond Fund	410,899,456	42,911,379	31,155,073	(5,741,479)	(38,041,574)	378,872,709
MFS Institutional Money Market Portfolio	7,733,465	249,838,087	245,152,844	18,807	(1,147)	12,436,368
MFS International Growth Fund	63,110,627	2,442,315	11,662,759	887,827	1,019,073	55,837,083
MFS International Intrinsic Value Fund	62,794,817	8,399,725	9,974,159	(2,000,099)	(3,237,596)	55,982,688
MFS International Large Cap Value Fund	63,383,869	3,556,793	11,291,962	(1,587,192)	1,421,388	55,482,896
MFS Limited Maturity Fund	411,792,685	27,820,703	51,635,319	(3,962,543)	(2,653,759)	381,361,767
MFS Mid Cap Growth Fund	165,518,903	2,381,019	19,233,588	(4,629,921)	7,861,208	151,897,621
MFS Mid Cap Value Fund	171,691,951	14,568,549	19,856,894	2,235,564	(20,424,249)	148,214,921
MFS New Discovery Fund	41,090,110	1,722,106	4,532,641	(2,518,591)	1,376,124	37,137,108
MFS New Discovery Value Fund	42,809,500	6,162,883	5,708,524	(485,141)	(6,109,162)	36,669,556
MFS Research Fund	256,826,968	18,083,323	33,715,161	(3,530,028)	(9,366,315)	228,298,787
MFS Research International Fund	147,472,537	6,414,553	23,593,271	2,177,276	(2,696,585)	129,774,510
MFS Total Return Bond Fund	619,252,579	40,124,999	51,565,873	(11,301,664)	(23,420,822)	573,089,219
MFS Value Fund	255,701,666	24,819,737	31,467,789	4,444,991	(30,148,852)	223,349,753
	$4,168,440,015	$565,267,694	$702,825,925	$(54,555,496)	$(177,539,829)	$3,798,826,459

Notes to Financial Statements  - continued
	MFS Conservative Allocation Fund - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$15,785,530	$—
MFS Emerging Markets Debt Fund	5,491,032	—
MFS Emerging Markets Debt Local Currency Fund	823,697	—
MFS Global Opportunistic Bond Fund	610,579	4,993,098
MFS Global Real Estate Fund	499,383	3,848,283
MFS Government Securities Fund	9,801,225	—
MFS Growth Fund	—	2,276,823
MFS High Income Fund	9,075,509	—
MFS Inflation-Adjusted Bond Fund	25,486,449	—
MFS Institutional Money Market Portfolio	360,778	—
MFS International Growth Fund	698,912	1,024,204
MFS International Intrinsic Value Fund	654,199	6,894,032
MFS International Large Cap Value Fund	1,089,026	595,085
MFS Limited Maturity Fund	10,795,165	—
MFS Mid Cap Growth Fund	—	—
MFS Mid Cap Value Fund	2,810,081	4,984,817
MFS New Discovery Fund	33,366	—
MFS New Discovery Value Fund	1,054,649	2,012,460
MFS Research Fund	2,296,642	14,263,802
MFS Research International Fund	2,381,329	—
MFS Total Return Bond Fund	22,053,916	—
MFS Value Fund	4,751,427	12,077,461
	$116,552,894	$52,970,065

Notes to Financial Statements  - continued
	MFS Moderate Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$210,700,131	$57,009,057	$6,981,245	$(387,882)	$(92,449,169)	$167,890,892
MFS Emerging Markets Debt Fund	200,428,491	17,351,569	12,290,446	(3,816,472)	(11,517,331)	190,155,811
MFS Emerging Markets Debt Local Currency Fund	133,760,968	3,673,046	13,633,008	(4,121,972)	7,971,738	127,650,772
MFS Emerging Markets Equity Fund	66,622,912	5,263,758	6,411,676	(2,637,839)	(44,046)	62,793,109
MFS Global Opportunistic Bond Fund	330,921,434	10,049,811	17,774,243	(3,136,163)	(3,183,968)	316,876,871
MFS Global Real Estate Fund	203,024,043	28,343,311	7,817,310	(628,847)	(40,131,614)	182,789,583
MFS Government Securities Fund	660,526,138	29,880,658	26,220,179	(4,616,089)	(28,312,353)	631,258,175
MFS Growth Fund	514,962,048	27,764,874	33,838,640	(5,545,123)	31,950,216	535,293,375
MFS High Income Fund	271,874,741	15,625,522	18,715,831	(3,878,106)	(9,612,123)	255,294,203
MFS Inflation-Adjusted Bond Fund	464,531,396	40,486,621	16,650,878	(2,784,458)	(47,057,680)	438,525,001
MFS Institutional Money Market Portfolio	5,161,027	173,706,924	171,562,348	(3,485)	(695)	7,301,423
MFS International Growth Fund	134,460,460	4,796,665	17,068,531	(1,944,510)	6,496,256	126,740,340
MFS International Intrinsic Value Fund	131,563,973	21,184,009	14,697,848	(4,781,240)	(6,417,861)	126,851,033
MFS International Large Cap Value Fund	136,048,402	8,187,938	19,233,175	(2,435,330)	2,607,754	125,175,589
MFS International New Discovery Fund	66,744,542	5,860,004	6,821,182	(1,945,849)	(1,049,645)	62,787,870
MFS Mid Cap Growth Fund	450,283,906	6,259,460	19,009,752	(4,961,942)	14,050,179	446,621,851
MFS Mid Cap Value Fund	485,841,457	28,509,125	37,861,920	13,594,154	(66,517,732)	423,565,084
MFS New Discovery Fund	95,346,143	3,250,050	4,041,443	(2,517,436)	(367,007)	91,670,307
MFS New Discovery Value Fund	103,507,549	9,330,204	8,315,142	(335,486)	(16,004,714)	88,182,411
MFS Research Fund	548,401,577	37,887,999	41,476,478	(4,516,585)	(24,055,583)	516,240,930
MFS Research International Fund	336,749,493	17,970,317	40,353,110	953,799	(895,844)	314,424,655
MFS Total Return Bond Fund	597,146,048	30,198,725	22,523,034	(4,892,156)	(28,743,172)	571,186,411
MFS Value Fund	551,193,371	42,038,179	47,399,081	14,322,300	(71,169,722)	488,985,047
	$6,699,800,250	$624,627,826	$610,696,500	$(31,016,717)	$(384,454,116)	$6,298,260,743

Notes to Financial Statements  - continued
	MFS Moderate Allocation Fund - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$38,507,046	$—
MFS Emerging Markets Debt Fund	13,578,515	—
MFS Emerging Markets Debt Local Currency Fund	1,464,679	—
MFS Emerging Markets Equity Fund	875,167	—
MFS Global Opportunistic Bond Fund	798,370	5,851,386
MFS Global Real Estate Fund	1,240,375	9,558,415
MFS Government Securities Fund	15,986,444	—
MFS Growth Fund	—	4,975,809
MFS High Income Fund	14,909,549	—
MFS Inflation-Adjusted Bond Fund	29,029,032	—
MFS Institutional Money Market Portfolio	201,230	—
MFS International Growth Fund	1,564,128	2,292,112
MFS International Intrinsic Value Fund	1,454,213	15,324,686
MFS International Large Cap Value Fund	2,447,814	1,337,576
MFS International New Discovery Fund	570,083	3,061,984
MFS Mid Cap Growth Fund	—	—
MFS Mid Cap Value Fund	8,188,025	14,524,780
MFS New Discovery Fund	82,349	—
MFS New Discovery Value Fund	2,597,557	4,972,208
MFS Research Fund	5,057,847	31,412,864
MFS Research International Fund	5,702,957	—
MFS Total Return Bond Fund	21,636,945	—
MFS Value Fund	10,443,813	26,946,641
	$176,336,138	$120,258,461

Notes to Financial Statements  - continued
	MFS Growth Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$271,870,893	$65,677,701	$9,717,963	$(589,858)	$(116,185,933)	$211,054,840
MFS Emerging Markets Debt Fund	183,237,446	16,588,782	6,482,160	(2,117,341)	(12,051,919)	179,174,808
MFS Emerging Markets Debt Local Currency Fund	122,656,283	3,634,303	9,059,381	(2,639,767)	6,320,616	120,912,054
MFS Emerging Markets Equity Fund	120,509,064	7,816,035	4,902,240	(1,816,473)	(3,232,823)	118,373,563
MFS Global Opportunistic Bond Fund	182,689,616	6,960,680	6,721,172	(1,194,597)	(2,272,053)	179,462,474
MFS Global Real Estate Fund	248,747,533	25,715,564	97,727	1,189	(50,270,749)	224,095,810
MFS Growth Fund	587,441,178	34,095,203	19,268,950	(3,363,627)	34,318,470	633,222,274
MFS High Income Fund	250,545,543	15,365,060	12,469,973	(2,612,079)	(9,679,573)	241,148,978
MFS Inflation-Adjusted Bond Fund	306,605,869	29,182,556	7,719,611	(1,231,668)	(31,741,244)	295,095,902
MFS Institutional Money Market Portfolio	9,163,193	162,938,901	162,058,847	(68)	(633)	10,042,546
MFS International Growth Fund	184,773,980	7,160,723	17,851,182	(1,625,066)	8,108,169	180,566,624
MFS International Intrinsic Value Fund	179,999,861	28,843,366	13,166,810	(4,563,462)	(10,807,346)	180,305,609
MFS International Large Cap Value Fund	188,054,381	8,977,954	19,303,804	(2,226,225)	2,446,833	177,949,139
MFS International New Discovery Fund	121,814,970	9,643,147	7,081,495	(2,227,085)	(3,312,248)	118,837,289
MFS Mid Cap Growth Fund	523,762,248	13,370,935	7,508,003	(2,047,626)	13,068,590	540,646,144
MFS Mid Cap Value Fund	577,903,960	31,402,495	33,369,684	8,603,759	(72,100,079)	512,440,451
MFS New Discovery Fund	113,656,895	6,124,755	1,976,289	(1,289,182)	(2,270,591)	114,245,588
MFS New Discovery Value Fund	127,317,535	10,660,865	7,450,203	(122,706)	(20,139,027)	110,266,464
MFS Research Fund	627,776,569	43,496,050	27,065,598	(4,928,593)	(27,967,311)	611,311,117
MFS Research International Fund	431,585,030	17,200,035	31,575,804	(4,117,215)	3,906,749	416,998,795
MFS Total Return Bond Fund	182,878,819	11,109,651	4,284,818	(938,971)	(9,415,276)	179,349,405
MFS Value Fund	637,635,658	48,590,990	42,801,194	12,523,682	(78,790,348)	577,158,788
	$6,180,626,524	$604,555,751	$451,932,908	$(18,522,979)	$(382,067,726)	$5,932,658,662

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$47,813,143	$—
MFS Emerging Markets Debt Fund	12,617,016	—
MFS Emerging Markets Debt Local Currency Fund	1,443,694	—
MFS Emerging Markets Equity Fund	1,577,847	—
MFS Global Opportunistic Bond Fund	490,875	3,300,713
MFS Global Real Estate Fund	1,456,077	11,220,628
MFS Growth Fund	—	5,651,049
MFS High Income Fund	14,000,634	—
MFS Inflation-Adjusted Bond Fund	19,248,910	—
MFS Institutional Money Market Portfolio	314,669	—
MFS International Growth Fund	2,181,615	3,196,992
MFS International Intrinsic Value Fund	2,008,272	21,163,419
MFS International Large Cap Value Fund	3,402,073	1,859,019
MFS International New Discovery Fund	1,044,008	5,607,490
MFS Mid Cap Growth Fund	—	—
MFS Mid Cap Value Fund	9,969,602	17,685,129
MFS New Discovery Fund	101,039	—
MFS New Discovery Value Fund	3,224,507	6,185,150
MFS Research Fund	5,956,802	36,996,026
MFS Research International Fund	7,315,973	—
MFS Total Return Bond Fund	6,728,827	—
MFS Value Fund	12,247,910	32,119,666
	$153,143,493	$144,985,281

Notes to Financial Statements  - continued
	MFS Aggressive Growth Allocation Fund
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Commodity Strategy Fund	$128,366,427	$42,913,904	$4,261,377	$(120,977)	$(57,849,990)	$109,047,987
MFS Emerging Markets Equity Fund	74,019,796	5,768,320	4,256,423	(1,571,535)	(1,500,293)	72,459,865
MFS Global Real Estate Fund	122,877,985	18,788,043	281,622	(44,247)	(25,117,099)	116,223,060
MFS Growth Fund	285,251,490	21,711,444	9,879,213	(2,175,248)	18,185,979	313,094,452
MFS Institutional Money Market Portfolio	3,096,144	80,480,020	80,570,363	(3,155)	(208)	3,002,438
MFS International Growth Fund	122,862,802	6,082,366	9,752,756	(1,200,690)	5,495,825	123,487,547
MFS International Intrinsic Value Fund	121,197,148	20,589,006	8,128,415	(2,968,117)	(7,468,674)	123,220,948
MFS International Large Cap Value Fund	123,538,274	8,914,162	11,528,027	(1,396,885)	1,719,164	121,246,688
MFS International New Discovery Fund	97,747,463	8,863,135	5,012,093	(1,708,979)	(2,778,776)	97,110,750
MFS Mid Cap Growth Fund	237,643,119	6,232,968	4,789,970	(1,393,907)	6,386,749	244,078,959
MFS Mid Cap Value Fund	250,933,890	17,399,630	7,882,111	1,392,271	(29,505,050)	232,338,630
MFS New Discovery Fund	59,162,678	2,897,152	1,796,586	(1,214,485)	(587,531)	58,461,228
MFS New Discovery Value Fund	62,354,074	6,761,202	2,403,919	(251,431)	(9,843,270)	56,616,656
MFS Research Fund	272,828,655	23,267,157	8,891,126	(1,652,213)	(12,454,364)	273,098,109
MFS Research International Fund	196,713,758	11,324,127	12,924,979	(2,108,101)	2,131,259	195,136,064
MFS Value Fund	299,536,142	26,548,280	13,127,425	2,128,510	(33,967,040)	281,118,467
	$2,458,129,845	$308,540,916	$185,486,405	$(14,289,189)	$(147,153,319)	$2,419,741,848

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Commodity Strategy Fund	$23,983,905	$—
MFS Emerging Markets Equity Fund	972,585	—
MFS Global Real Estate Fund	749,445	5,775,274
MFS Growth Fund	—	2,751,812
MFS Institutional Money Market Portfolio	83,755	—
MFS International Growth Fund	1,464,464	2,146,062
MFS International Intrinsic Value Fund	1,360,670	14,338,911
MFS International Large Cap Value Fund	2,295,376	1,254,279
MFS International New Discovery Fund	846,240	4,545,258
MFS Mid Cap Growth Fund	—	—
MFS Mid Cap Value Fund	4,401,860	7,808,482
MFS New Discovery Fund	51,063	—
MFS New Discovery Value Fund	1,592,878	3,060,333
MFS Research Fund	2,592,341	16,100,300
MFS Research International Fund	3,394,293	—
MFS Value Fund	5,821,840	15,313,170
	$49,610,715	$73,093,881
(8)  LIBOR Transition
The London Interbank Offered Rate (LIBOR) was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. Certain of the funds' investments, payment obligations, and financing terms were historically based on LIBOR. In 2017, the United Kingdom Financial Conduct Authority (FCA) announced plans to transition away from LIBOR by the end of 2021. LIBOR's administrator, ICE Benchmark Administration (IBA), ceased publication (on a representative basis) of many of its LIBOR settings as of December 31, 2021 and ceased publication (on a representative basis) of the remaining U.S. dollar LIBOR settings as of June 30, 2023. In addition, global regulators announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Although the FCA has announced that it will require the IBA to continue to publish certain select LIBOR rates on a synthetic basis after the relevant cessation dates, such synthetic rates are not considered to be representative of the underlying market and economic reality they are intended to measure, are expected to be published for a limited time period, and are intended solely for use on a limited basis for legacy transactions.

Notes to Financial Statements  - continued
Regulators and industry groups have implemented measures to facilitate the transition away from LIBOR and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate. The transition to alternative reference rates may affect the liquidity and valuation of investments that were tied to LIBOR or other interbank offered rates and may lead to other consequences affecting securities and credit markets more broadly. For example, while some investments that were tied to LIBOR provided for an alternative or “fallback” rate-setting methodology in the event LIBOR is not available, there is uncertainty regarding the effectiveness of any such alternative methodologies to replace LIBOR and certain investments tied to LIBOR may not have fallback provisions. While legislation passed in the United States facilitates by operation of law the replacement of U.S. dollar LIBOR settings in certain legacy instruments with a specified replacement rate, such as SOFR, there is uncertainty regarding the effectiveness of such legislation. There also remains uncertainty regarding the willingness and ability of parties to add or amend fallback provisions in certain other legacy instruments maturing after the cessation of the applicable LIBOR rates, which could create market and litigation risk.
It is difficult to quantify or predict the impact on each fund resulting from the transition from LIBOR to alternative reference rates and the potential effects of the transition from LIBOR on each fund, or on certain instruments in which each fund invests, are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that relied on LIBOR to determine interest rates. The transition may also result in a reduction in value of certain LIBOR-related investments held by each fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could have an adverse impact on each fund's performance.
With respect to each fund’s accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by each fund and any other contractual arrangements of each fund that undergo reference rate-related modifications as a result of the transition, management has and will continue to rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits each fund to account for such contract modifications made on or before December 31, 2024 as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the funds.

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and
MFS Aggressive Growth Allocation Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund (collectively referred to as the “Funds”) (four of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolios of investments, as of May 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting MFS Series Trust X) at May 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
July 14, 2023

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Trustees and Officers - continued
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Joseph Flaherty Natalie Shapiro

Statement Regarding Liquidity Risk Management Program
Each fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. Each fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of each fund. Liquidity risk is the risk that each fund could not meet requests to redeem shares issued by each fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage each fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted each fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in each fund may be subject, can be found in each fund's prospectus.

Proxy Voting Policies and Information
MFS votes proxies on behalf of the funds pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how each fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Each fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of each fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about each fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing each fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
Each fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The funds will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The funds designate the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The funds below designated the following amounts as capital gain dividends paid during the fiscal year:
Capital Gains
MFS Conservative Allocation Fund	$34,000,000
MFS Moderate Allocation Fund	121,121,000
MFS Growth Allocation Fund	154,194,000
MFS Aggressive Growth Allocation Fund	68,112,000
For corporate shareholders, the percentages of the ordinary income dividends paid during the prior calendar year that qualify for the corporate dividends received deduction are as follows:
Dividends Received Deductions
MFS Conservative Allocation Fund	10.57%
MFS Moderate Allocation Fund	16.31%
MFS Growth Allocation Fund	21.63%
MFS Aggressive Growth Allocation Fund	29.85%
The funds intend to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Treasury Regulation §1.163(j)-1(b).

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share
Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.
What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.
Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2023
MFS®  International DiversificationSM  Fund
MDI-ANN

MFS® International DiversificationSM  Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio target allocation
Portfolio actual allocation

Portfolio holdings
MFS Research International Fund	27.3%
MFS Emerging Markets Equity Fund	17.7%
MFS International Intrinsic Value Fund	15.0%
MFS International Growth Fund	14.9%
MFS International Large Cap Value Fund	14.9%
MFS International New Discovery Fund	10.0%
Cash & Cash Equivalents	0.2%
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. MFS endeavors to fully invest all MFS funds-of-funds in underlying funds on a daily basis. Any divergence from 0.0% in Cash & Cash Equivalents is typically due to the timing of fund subscriptions/redemptions and the settlement of subsequent investment in/divestment from the underlying funds. While the MFS funds-of-funds' subscriptions/redemptions are processed at the same day NAV of the underlying funds, a positive/negative cash balance will be reflected on the MFS funds-of-funds' Statements of Assets and Liabilities until the trades with the underlying funds settle, which is typically two business days. Please see the fund's Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

Management Review
Summary of Results
For the twelve months ended May 31, 2023, Class A shares of the MFS International Diversification Fund (fund) provided a total return of 1.61%, at net asset value. This compares with a return of -1.41% for the fund’s benchmark, the MSCI All Country World (ex-US) Index (net div).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators, setting the stage for a substantial drop in longer-term interest rates. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. On a more upbeat note, China’s abandonment of its Zero-COVID policy ushered in an uptick in economic activity in the world’s second-largest economy. In developed markets, consumer demand, particularly for services, remained solid.
Policymakers find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act. That juxtaposition suggests that we may be nearing peak monetary policy rates.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
During the reporting period, the fund’s exposure to the MFS International Growth Fund, MFS International Intrinsic Value Fund, MFS Research International Fund, MFS International Large Cap Value Fund and MFS International New Discovery Fund contributed to relative performance as all five funds outperformed their respective market segments. Conversely, the fund’s exposure to the MFS Emerging Markets Equity Fund weakened relative returns as emerging market securities performed poorly within the international markets.
2

Management Review - continued
Respectfully,
Portfolio Manager(s)
Camille Humphries Lee and Nicholas Paul
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

Performance Summary THROUGH 5/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
4

Performance Summary  - continued
Total Returns through 5/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	9/30/04	1.61%	3.85%	5.41%	N/A
B	9/30/04	0.83%	3.07%	4.63%	N/A
C	9/30/04	0.84%	3.08%	4.63%	N/A
I	9/30/04	1.85%	4.10%	5.68%	N/A
R1	4/01/05	0.86%	3.07%	4.63%	N/A
R2	9/30/04	1.36%	3.59%	5.15%	N/A
R3	4/01/05	1.59%	3.85%	5.41%	N/A
R4	4/01/05	1.86%	4.11%	5.68%	N/A
R6	10/02/17	1.92%	4.20%	N/A	4.77%
Comparative benchmark(s)

MSCI All Country World (ex-US) Index (net div) (f)	(1.41)%	2.22%	3.83%	N/A
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(4.24)%	2.62%	4.79%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)	(3.12)%	2.71%	4.63%	N/A
C With CDSC (1% for 12 months) (v)	(0.15)%	3.08%	4.63%	N/A
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI All Country World (ex-US) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
5

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2022 through May 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2022 through May 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/22	Ending Account Value 5/31/23	Expenses Paid During Period (p) 12/01/22-5/31/23
A	Actual	0.35%	$1,000.00	$1,039.40	$1.78
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
B	Actual	1.10%	$1,000.00	$1,035.76	$5.58
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
C	Actual	1.10%	$1,000.00	$1,035.81	$5.58
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
I	Actual	0.10%	$1,000.00	$1,040.61	$0.51
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R1	Actual	1.10%	$1,000.00	$1,035.92	$5.58
	Hypothetical (h)	1.10%	$1,000.00	$1,019.45	$5.54
R2	Actual	0.60%	$1,000.00	$1,038.39	$3.05
	Hypothetical (h)	0.60%	$1,000.00	$1,021.94	$3.02
R3	Actual	0.35%	$1,000.00	$1,039.50	$1.78
	Hypothetical (h)	0.35%	$1,000.00	$1,023.19	$1.77
R4	Actual	0.10%	$1,000.00	$1,040.85	$0.51
	Hypothetical (h)	0.10%	$1,000.00	$1,024.43	$0.50
R6	Actual	0.00%	$1,000.00	$1,041.35	$0.00
	Hypothetical (h)	0.00%	$1,000.00	$1,024.93	$0.00
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
8

Portfolio of Investments
5/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 100.0%
International Stock Funds – 99.8%
MFS Emerging Markets Equity Fund - Class R6	202,825,570	$6,240,942,781
MFS International Growth Fund - Class R6	135,219,380	5,280,316,780
MFS International Intrinsic Value Fund - Class R6	136,946,750	5,306,686,571
MFS International Large Cap Value Fund - Class R6	424,815,606	5,276,209,820
MFS International New Discovery Fund - Class R6	115,663,532	3,517,328,016
MFS Research International Fund - Class R6	462,542,579	9,667,139,905
		$35,288,623,873
Money Market Funds – 0.2%
MFS Institutional Money Market Portfolio, 4.88% (v)	60,880,897	$60,874,809
Total Investment Companies (Identified Cost, $33,041,415,705)		$35,349,498,682

Other Assets, Less Liabilities – 0.0%		14,892,431
Net Assets – 100.0%		$35,364,391,113

(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate value of the fund’s investments in affiliated issuers was $35,349,498,682.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
See Notes to Financial Statements
9

Financial Statements
Statement of Assets and Liabilities
At 5/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in affiliated issuers, at value (identified cost, $33,041,415,705)	$35,349,498,682
Receivables for
Investments sold	1,023,032
Fund shares sold	79,215,280
Receivable from investment adviser	768,513
Other assets	48,889
Total assets	$35,430,554,396
Liabilities
Payables for
Investments purchased	$30,724,402
Fund shares reacquired	28,895,268
Payable to affiliates
Administrative services fee	94
Shareholder servicing costs	5,623,038
Distribution and service fees	84,864
Payable for independent Trustees' compensation	1,099
Accrued expenses and other liabilities	834,518
Total liabilities	$66,163,283
Net assets	$35,364,391,113
Net assets consist of
Paid-in capital	$32,842,080,980
Total distributable earnings (loss)	2,522,310,133
Net assets	$35,364,391,113
Shares of beneficial interest outstanding	1,651,092,080
10

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$3,498,537,561	164,991,354	$21.20
Class B	9,428,426	451,707	20.87
Class C	304,133,071	14,802,242	20.55
Class I	14,757,461,895	687,531,793	21.46
Class R1	7,177,113	355,370	20.20
Class R2	61,252,864	2,943,478	20.81
Class R3	1,216,238,870	57,880,695	21.01
Class R4	987,867,916	46,187,942	21.39
Class R6	14,522,293,397	675,947,499	21.48

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $22.49 [100 / 94.25 x $21.20]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
11

Financial Statements
Statement of Operations
Year ended 5/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends from affiliated issuers	$463,281,124
Excess expense reimbursement from investment adviser	458,219
Other	3,278
Total investment income	$463,742,621
Expenses
Distribution and service fees	$15,063,763
Shareholder servicing costs	21,746,564
Administrative services fee	17,500
Independent Trustees' compensation	139,674
Custodian fee	100,382
Shareholder communications	1,973,686
Audit and tax fees	42,038
Legal fees	163,393
Miscellaneous	1,083,193
Total expenses	$40,330,193
Reduction of expenses by investment adviser and distributor	(5,057,329)
Net expenses	$35,272,864
Net investment income (loss)	$428,469,757
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Investments in affiliated issuers	$(624,153,666)
Capital gain distributions from affiliated issuers	857,603,328
Net realized gain (loss)	$233,449,662
Change in unrealized appreciation or depreciation
Affiliated issuers	$(166,459,221)
Net realized and unrealized gain (loss)	$66,990,441
Change in net assets from operations	$495,460,198
See Notes to Financial Statements
12

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/23	5/31/22
Change in net assets
From operations
Net investment income (loss)	$428,469,757	$735,326,573
Net realized gain (loss)	233,449,662	658,157,333
Net unrealized gain (loss)	(166,459,221)	(7,082,594,212)
Change in net assets from operations	$495,460,198	$(5,689,110,306)
Total distributions to shareholders	$(833,326,578)	$(1,060,185,290)
Change in net assets from fund share transactions	$1,098,722,015	$2,882,410,782
Total change in net assets	$760,855,635	$(3,866,884,814)
Net assets
At beginning of period	34,603,535,478	38,470,420,292
At end of period	$35,364,391,113	$34,603,535,478
See Notes to Financial Statements
13

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$21.37	$25.51	$18.80	$18.71	$19.68
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.22	$0.40	$0.10	$0.25	$0.37
Net realized and unrealized gain (loss)	0.09	(3.92)	6.96	0.32	(0.85)
Total from investment operations	$0.31	$(3.52)	$7.06	$0.57	$(0.48)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.41)	$(0.12)	$(0.26)	$(0.37)
From net realized gain	(0.40)	(0.21)	(0.23)	(0.22)	(0.12)
Total distributions declared to shareholders	$(0.48)	$(0.62)	$(0.35)	$(0.48)	$(0.49)
Net asset value, end of period (x)	$21.20	$21.37	$25.51	$18.80	$18.71
Total return (%) (r)(s)(t)(x)	1.61	(14.16)	37.66	2.80	(2.15)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.37	0.37	0.36	0.37	0.36
Expenses after expense reductions (h)	0.35	0.35	0.34	0.35	0.34
Net investment income (loss) (l)	1.07	1.64	0.46	1.31	1.96
Portfolio turnover	7	4	9	6	1
Net assets at end of period (000 omitted)	$3,498,538	$3,644,253	$4,381,231	$2,778,815	$2,458,587
See Notes to Financial Statements
14

Financial Highlights – continued
Class B	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$21.12	$25.16	$18.61	$18.50	$19.43
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.06	$0.21	$(0.06)	$0.10	$0.22
Net realized and unrealized gain (loss)	0.09	(3.86)	6.84	0.31	(0.82)
Total from investment operations	$0.15	$(3.65)	$6.78	$0.41	$(0.60)
Less distributions declared to shareholders
From net investment income	$—	$(0.18)	$—	$(0.08)	$(0.21)
From net realized gain	(0.40)	(0.21)	(0.23)	(0.22)	(0.12)
Total distributions declared to shareholders	$(0.40)	$(0.39)	$(0.23)	$(0.30)	$(0.33)
Net asset value, end of period (x)	$20.87	$21.12	$25.16	$18.61	$18.50
Total return (%) (r)(s)(t)(x)	0.83	(14.73)	36.51	2.08	(2.93)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.12	1.12	1.11	1.12	1.11
Expenses after expense reductions (h)	1.10	1.10	1.09	1.10	1.09
Net investment income (loss) (l)	0.30	0.89	(0.28)	0.53	1.20
Portfolio turnover	7	4	9	6	1
Net assets at end of period (000 omitted)	$9,428	$13,672	$21,542	$20,424	$27,434
See Notes to Financial Statements
15

Financial Highlights – continued
Class C	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$20.80	$24.83	$18.36	$18.28	$19.20
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.06	$0.22	$(0.06)	$0.10	$0.22
Net realized and unrealized gain (loss)	0.09	(3.82)	6.76	0.30	(0.81)
Total from investment operations	$0.15	$(3.60)	$6.70	$0.40	$(0.59)
Less distributions declared to shareholders
From net investment income	$—	$(0.22)	$—	$(0.10)	$(0.21)
From net realized gain	(0.40)	(0.21)	(0.23)	(0.22)	(0.12)
Total distributions declared to shareholders	$(0.40)	$(0.43)	$(0.23)	$(0.32)	$(0.33)
Net asset value, end of period (x)	$20.55	$20.80	$24.83	$18.36	$18.28
Total return (%) (r)(s)(t)(x)	0.84	(14.75)	36.57	2.04	(2.87)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.12	1.12	1.11	1.12	1.11
Expenses after expense reductions (h)	1.10	1.10	1.09	1.10	1.09
Net investment income (loss) (l)	0.29	0.92	(0.28)	0.53	1.21
Portfolio turnover	7	4	9	6	1
Net assets at end of period (000 omitted)	$304,133	$379,572	$489,683	$419,045	$472,251
See Notes to Financial Statements
16

Financial Highlights – continued
Class I	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$21.63	$25.81	$19.01	$18.91	$19.89
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.26	$0.47	$0.16	$0.30	$0.42
Net realized and unrealized gain (loss)	0.10	(3.97)	7.03	0.32	(0.86)
Total from investment operations	$0.36	$(3.50)	$7.19	$0.62	$(0.44)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.47)	$(0.16)	$(0.30)	$(0.42)
From net realized gain	(0.40)	(0.21)	(0.23)	(0.22)	(0.12)
Total distributions declared to shareholders	$(0.53)	$(0.68)	$(0.39)	$(0.52)	$(0.54)
Net asset value, end of period (x)	$21.46	$21.63	$25.81	$19.01	$18.91
Total return (%) (r)(s)(t)(x)	1.85	(13.93)	38.00	3.04	(1.91)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.12	0.12	0.11	0.12	0.11
Expenses after expense reductions (h)	0.10	0.10	0.09	0.10	0.09
Net investment income (loss) (l)	1.28	1.94	0.71	1.56	2.21
Portfolio turnover	7	4	9	6	1
Net assets at end of period (000 omitted)	$14,757,462	$15,504,823	$17,850,569	$9,936,595	$7,848,998
See Notes to Financial Statements
17

Financial Highlights – continued
Class R1	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$20.45	$24.40	$18.04	$17.99	$18.93
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.06	$0.20	$(0.07)	$0.12	$0.22
Net realized and unrealized gain (loss)	0.09	(3.75)	6.66	0.28	(0.81)
Total from investment operations	$0.15	$(3.55)	$6.59	$0.40	$(0.59)
Less distributions declared to shareholders
From net investment income	$—	$(0.19)	$—	$(0.13)	$(0.23)
From net realized gain	(0.40)	(0.21)	(0.23)	(0.22)	(0.12)
Total distributions declared to shareholders	$(0.40)	$(0.40)	$(0.23)	$(0.35)	$(0.35)
Net asset value, end of period (x)	$20.20	$20.45	$24.40	$18.04	$17.99
Total return (%) (r)(s)(t)(x)	0.86	(14.78)	36.61	2.04	(2.91)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.12	1.12	1.11	1.12	1.11
Expenses after expense reductions (h)	1.10	1.10	1.09	1.10	1.09
Net investment income (loss) (l)	0.32	0.86	(0.31)	0.67	1.23
Portfolio turnover	7	4	9	6	1
Net assets at end of period (000 omitted)	$7,177	$7,056	$10,359	$7,756	$8,625
See Notes to Financial Statements
18

Financial Highlights – continued
Class R2	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$20.98	$25.05	$18.49	$18.39	$19.34
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.16	$0.34	$0.06	$0.19	$0.33
Net realized and unrealized gain (loss)	0.10	(3.85)	6.80	0.33	(0.84)
Total from investment operations	$0.26	$(3.51)	$6.86	$0.52	$(0.51)
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.35)	$(0.07)	$(0.20)	$(0.32)
From net realized gain	(0.40)	(0.21)	(0.23)	(0.22)	(0.12)
Total distributions declared to shareholders	$(0.43)	$(0.56)	$(0.30)	$(0.42)	$(0.44)
Net asset value, end of period (x)	$20.81	$20.98	$25.05	$18.49	$18.39
Total return (%) (r)(s)(t)(x)	1.36	(14.34)	37.21	2.60	(2.41)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.62	0.62	0.61	0.62	0.61
Expenses after expense reductions (h)	0.60	0.60	0.59	0.60	0.59
Net investment income (loss) (l)	0.80	1.43	0.26	1.02	1.75
Portfolio turnover	7	4	9	6	1
Net assets at end of period (000 omitted)	$61,253	$65,430	$74,611	$53,110	$61,929
See Notes to Financial Statements
19

Financial Highlights – continued
Class R3	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$21.19	$25.30	$18.66	$18.57	$19.54
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.22	$0.40	$0.11	$0.24	$0.35
Net realized and unrealized gain (loss)	0.09	(3.89)	6.88	0.33	(0.82)
Total from investment operations	$0.31	$(3.49)	$6.99	$0.57	$(0.47)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.41)	$(0.12)	$(0.26)	$(0.38)
From net realized gain	(0.40)	(0.21)	(0.23)	(0.22)	(0.12)
Total distributions declared to shareholders	$(0.49)	$(0.62)	$(0.35)	$(0.48)	$(0.50)
Net asset value, end of period (x)	$21.01	$21.19	$25.30	$18.66	$18.57
Total return (%) (r)(s)(t)(x)	1.59	(14.14)	37.61	2.83	(2.15)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.37	0.37	0.36	0.38	0.36
Expenses after expense reductions (h)	0.35	0.35	0.34	0.35	0.34
Net investment income (loss) (l)	1.08	1.66	0.49	1.25	1.86
Portfolio turnover	7	4	9	6	1
Net assets at end of period (000 omitted)	$1,216,239	$1,178,451	$1,318,182	$724,023	$523,367
See Notes to Financial Statements
20

Financial Highlights – continued
Class R4	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$21.56	$25.72	$18.95	$18.85	$19.82
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.28	$0.47	$0.18	$0.32	$0.42
Net realized and unrealized gain (loss)	0.09	(3.95)	6.99	0.30	(0.85)
Total from investment operations	$0.37	$(3.48)	$7.17	$0.62	$(0.43)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.47)	$(0.17)	$(0.30)	$(0.42)
From net realized gain	(0.40)	(0.21)	(0.23)	(0.22)	(0.12)
Total distributions declared to shareholders	$(0.54)	$(0.68)	$(0.40)	$(0.52)	$(0.54)
Net asset value, end of period (x)	$21.39	$21.56	$25.72	$18.95	$18.85
Total return (%) (r)(s)(t)(x)	1.86	(13.91)	37.96	3.04	(1.89)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.12	0.12	0.11	0.12	0.11
Expenses after expense reductions (h)	0.10	0.10	0.09	0.10	0.09
Net investment income (loss) (l)	1.33	1.91	0.77	1.62	2.22
Portfolio turnover	7	4	9	6	1
Net assets at end of period (000 omitted)	$987,868	$1,017,358	$1,277,938	$721,937	$779,264
See Notes to Financial Statements
21

Financial Highlights – continued
Class R6	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$21.66	$25.84	$19.03	$18.92	$19.90
Income (loss) from investment operations
Net investment income (loss) (d)(l)	$0.29	$0.49	$0.19	$0.32	$0.43
Net realized and unrealized gain (loss)	0.09	(3.97)	7.03	0.33	(0.85)
Total from investment operations	$0.38	$(3.48)	$7.22	$0.65	$(0.42)
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.49)	$(0.18)	$(0.32)	$(0.44)
From net realized gain	(0.40)	(0.21)	(0.23)	(0.22)	(0.12)
Total distributions declared to shareholders	$(0.56)	$(0.70)	$(0.41)	$(0.54)	$(0.56)
Net asset value, end of period (x)	$21.48	$21.66	$25.84	$19.03	$18.92
Total return (%) (r)(s)(t)(x)	1.92	(13.84)	38.12	3.17	(1.82)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.01	0.01	0.02	0.02	0.02
Expenses after expense reductions (h)	0.00	0.00	0.00	0.00	0.00
Net investment income (loss) (l)	1.42	2.03	0.81	1.65	2.25
Portfolio turnover	7	4	9	6	1
Net assets at end of period (000 omitted)	$14,522,293	$12,792,920	$13,046,306	$6,984,049	$4,526,554

(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
22

Notes to Financial Statements
(1) Business and Organization
MFS International Diversification Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds' shareholder reports are not covered by this report.
The investment objective of each of the international stock funds held by the fund at May 31, 2023 was to seek capital appreciation.
Investment Valuations — Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.
23

Notes to Financial Statements  - continued
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities and equity securities sold short, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities sold short, for which there were no sales reported that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other
24

Notes to Financial Statements  - continued
market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Mutual Funds	$35,349,498,682	$—	$—	$35,349,498,682
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets and liabilities.
Derivatives — The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
25

Notes to Financial Statements  - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis.  All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income and realized gain from affiliated issuers by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
26

Notes to Financial Statements  - continued
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/23	Year ended 5/31/22
Ordinary income (including any short-term capital gains)	$210,003,444	$738,095,672
Long-term capital gains	623,323,134	322,089,618
Total distributions	$833,326,578	$1,060,185,290
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/23
Cost of investments	$33,603,850,583
Gross appreciation	3,360,863,142
Gross depreciation	(1,615,215,043)
Net unrealized appreciation (depreciation)	$1,745,648,099
Undistributed ordinary income	205,035,001
Undistributed long-term capital gain	571,627,033
Total distributable earnings (loss)	$2,522,310,133
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/23	Year ended 5/31/22
Class A	$78,648,831	$102,576,698
Class B	204,155	284,895
Class C	6,261,377	8,280,369
Class I	345,885,676	495,699,263
Class R1	138,543	137,313
Class R2	1,260,498	1,683,327
Class R3	27,318,746	32,728,112
Class R4	24,966,626	32,021,282
Class R6	348,642,126	386,774,031
Total	$833,326,578	$1,060,185,290
27

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.
The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles) (“Other Expenses”) such that fund operating expenses do not exceed 0.10% annually of average daily net assets for Class A, Class B, Class C, Class I, Class R1, Class R2, Class R3, and Class R4 shares and 0.00% annually of average daily net assets for Class R6 shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2023, this reduction amounted to $5,057,032, which is included in the reduction of total expenses in the Statement of Operations. Payments made to Class R6 to further reduce “Other Expenses” below 0.00% annually of average daily net assets are included in “Excess expense reimbursement from investment adviser” in the Statement of Operations.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $305,063 for the year ended May 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
28

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 8,508,460
Class B	0.75%	0.25%	1.00%	1.00%	107,880
Class C	0.75%	0.25%	1.00%	1.00%	3,236,496
Class R1	0.75%	0.25%	1.00%	1.00%	68,120
Class R2	0.25%	0.25%	0.50%	0.50%	301,840
Class R3	—	0.25%	0.25%	0.25%	2,840,967
Total Distribution and Service Fees					$15,063,763
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2023, this rebate amounted to $154, $137, and $6 for Class A, Class C, and Class R3 shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2023, were as follows:
Amount
Class A	$59,782
Class B	12,618
Class C	17,066
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2023, the fee was $660,836, which equated to 0.0020% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $21,085,728.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
29

Notes to Financial Statements  - continued
services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.0001% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the year ended May 31, 2023, purchases and sales of shares of underlying funds, excluding the MFS Institutional Money Market Portfolio, aggregated $2,412,930,336 and $2,184,528,513, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	25,915,511	$530,821,078	31,079,218	$752,544,000
Class B	6,146	127,274	5,666	132,851
Class C	1,205,739	24,103,189	2,264,870	54,187,044
Class I	229,901,631	4,768,174,744	221,220,798	5,381,413,886
Class R1	65,933	1,288,945	73,863	1,672,639
Class R2	709,018	14,229,944	830,211	19,908,525
Class R3	14,688,003	299,240,494	13,456,389	322,800,274
Class R4	6,701,681	137,492,853	7,618,750	184,547,758
Class R6	186,197,598	3,841,197,796	156,784,794	3,836,352,557
	465,391,260	$9,616,676,317	433,334,559	$10,553,559,534
30

Notes to Financial Statements  - continued
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	3,560,602	$70,820,122	3,779,417	$93,578,375
Class B	10,205	200,416	11,292	277,227
Class C	291,348	5,634,665	305,025	7,372,464
Class I	15,068,236	303,022,227	17,086,810	427,853,723
Class R1	7,288	138,543	5,777	137,313
Class R2	63,536	1,241,501	68,185	1,659,616
Class R3	1,386,035	27,318,741	1,333,120	32,728,103
Class R4	1,223,167	24,512,272	1,248,994	31,162,393
Class R6	16,676,415	335,529,477	14,853,691	372,084,952
	38,286,832	$768,417,964	38,692,311	$966,854,166
Shares reacquired
Class A	(34,978,872)	$(710,786,055)	(36,108,897)	$(871,737,061)
Class B	(211,978)	(4,218,059)	(225,749)	(5,334,966)
Class C	(4,947,013)	(97,104,308)	(4,040,802)	(93,133,886)
Class I	(274,179,277)	(5,555,952,093)	(213,070,176)	(5,032,296,815)
Class R1	(62,890)	(1,235,145)	(159,181)	(3,746,980)
Class R2	(947,321)	(18,581,745)	(758,075)	(18,129,820)
Class R3	(13,803,663)	(281,574,395)	(11,274,550)	(270,832,851)
Class R4	(8,925,556)	(184,250,711)	(11,361,347)	(277,056,068)
Class R6	(117,662,650)	(2,432,669,755)	(85,835,831)	(2,065,734,471)
	(455,719,220)	$(9,286,372,266)	(362,834,608)	$(8,638,002,918)
Net change
Class A	(5,502,759)	$(109,144,855)	(1,250,262)	$(25,614,686)
Class B	(195,627)	(3,890,369)	(208,791)	(4,924,888)
Class C	(3,449,926)	(67,366,454)	(1,470,907)	(31,574,378)
Class I	(29,209,410)	(484,755,122)	25,237,432	776,970,794
Class R1	10,331	192,343	(79,541)	(1,937,028)
Class R2	(174,767)	(3,110,300)	140,321	3,438,321
Class R3	2,270,375	44,984,840	3,514,959	84,695,526
Class R4	(1,000,708)	(22,245,586)	(2,493,603)	(61,345,917)
Class R6	85,211,363	1,744,057,518	85,802,654	2,142,703,038
	47,958,872	$1,098,722,015	109,192,262	$2,882,410,782
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
31

Notes to Financial Statements  - continued
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2023, the fund’s commitment fee and interest expense were $169,788 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Emerging Markets Equity Fund	$6,124,405,478	$1,047,812,703	$657,448,741	$(274,485,070)	$658,411	$6,240,942,781
MFS Institutional Money Market Portfolio	44,389,736	1,102,731,606	1,086,219,729	(21,331)	(5,473)	60,874,809
MFS International Growth Fund	5,171,427,369	309,007,505	355,124,427	(86,735,931)	241,742,264	5,280,316,780
MFS International Intrinsic Value Fund	5,116,992,818	879,366,429	253,294,039	(91,157,350)	(345,221,287)	5,306,686,571
MFS International Large Cap Value Fund	5,183,541,096	512,191,137	397,881,750	(27,626,718)	5,986,055	5,276,209,820
MFS International New Discovery Fund	3,429,640,120	423,634,857	169,263,811	(60,354,548)	(106,328,602)	3,517,328,016
MFS Research International Fund	9,505,614,419	560,104,537	351,515,744	(83,772,718)	36,709,411	9,667,139,905
	$34,576,011,036	$4,834,848,774	$3,270,748,241	$(624,153,666)	$(166,459,221)	$35,349,498,682
32

Notes to Financial Statements  - continued
Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Emerging Markets Equity Fund	$76,642,141	$—
MFS Institutional Money Market Portfolio	1,697,618	—
MFS International Growth Fund	57,740,698	84,614,628
MFS International Intrinsic Value Fund	54,234,929	571,534,620
MFS International Large Cap Value Fund	89,975,280	49,165,828
MFS International New Discovery Fund	28,353,160	152,288,252
MFS Research International Fund	154,637,298	—
	$463,281,124	$857,603,328
(8) LIBOR Transition
The London Interbank Offered Rate (LIBOR) was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. Certain of the fund's investments, payment obligations, and financing terms were historically based on LIBOR. In 2017, the United Kingdom Financial Conduct Authority (FCA) announced plans to transition away from LIBOR by the end of 2021. LIBOR's administrator, ICE Benchmark Administration (IBA), ceased publication (on a representative basis) of many of its LIBOR settings as of December 31, 2021 and ceased publication (on a representative basis) of the remaining U.S. dollar LIBOR settings as of June 30, 2023. In addition, global regulators announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Although the FCA has announced that it will require the IBA to continue to publish certain select LIBOR rates on a synthetic basis after the relevant cessation dates, such synthetic rates are not considered to be representative of the underlying market and economic reality they are intended to measure, are expected to be published for a limited time period, and are intended solely for use on a limited basis for legacy transactions.
Regulators and industry groups have implemented measures to facilitate the transition away from LIBOR and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate. The transition to alternative reference rates may affect the liquidity and valuation of investments that were tied to LIBOR or other interbank offered rates and may lead to other consequences affecting securities and credit markets more broadly. For example, while some investments that were tied to LIBOR provided for an alternative or “fallback” rate-setting methodology in the event LIBOR is not available, there is uncertainty regarding the effectiveness of any such alternative methodologies to replace LIBOR and certain investments tied to LIBOR may not have fallback provisions. While legislation passed in the United States facilitates by operation of law the replacement of U.S. dollar LIBOR settings in certain legacy instruments with a specified replacement rate, such as SOFR, there is uncertainty regarding the effectiveness of such legislation. There also remains uncertainty regarding the willingness and ability of parties to add or amend fallback provisions in certain other legacy instruments maturing after the cessation of the applicable LIBOR rates, which could create market and litigation risk.
33

Notes to Financial Statements  - continued
It is difficult to quantify or predict the impact on the fund resulting from the transition from LIBOR to alternative reference rates and the potential effects of the transition from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that relied on LIBOR to determine interest rates. The transition may also result in a reduction in value of certain LIBOR-related investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could have an adverse impact on the fund's performance.
With respect to the fund’s accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management has and will continue to rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for such contract modifications made on or before December 31, 2024 as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.
34

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS International Diversification Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS International Diversification Fund (the “Fund”), including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
35

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the underlying funds’ transfer agent. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 14, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
36

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
37

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
38

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
39

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Camille Humphries Lee Nicholas Paul
40

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
41

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $738,838,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $450,266,906. The fund intends to pass through foreign tax credits of $91,838,044 for the fiscal year.
42

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
43

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
44

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2023
MFS®  Managed Wealth Fund
MGW-ANN

MFS® Managed Wealth Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
		Active Security Selection (a)	Derivative Overlay Positions (b)	Net Market Exposure (c)
Strategic Allocation	MFS Growth Fund	31.1%
	MFS Value Fund	30.1%
	MFS International Equity Fund	29.8%
Market Exposure Overlay	Mini MSCI EAFE Index Future JUN 16 23		(23.1)%
	Mini Russell 1000 Value Index Future JUN 16 23		(23.5)%
	Mini Russell 1000 Growth Future JUN 16 23		(24.8)%
Net Equity Exposure				19.6%
	Standard & Poor's 500 Index Option 3650.00 PUT JUN 16 23		0.1%
	Standard & Poor's 500 Index Option 3920.00 PUT JUN 16 23		(0.4)%
	Standard & Poor's 500 Index Option 3250.00 PUT DEC 16 23		(0.6)%
Standard & Poors Index Option PUT(s)				(0.9)%
Downside Hedge(s)				(0.9)%
Net Equivalent Equity Exposure		91.0%	(72.3)%	18.7%
Limited Maturity U.S. Treasury Notes				6.7%
Cash	Cash & Cash Equivalents (d)			2.3%
	Other (e)			72.3%
Total Net Exposure Summary				100.0%
1

Portfolio Composition - continued
Top ten holdings(c)(i)
Microsoft Corp.	4.4%
Alphabet, Inc., “A”	1.9%
Apple, Inc.	1.9%
Amazon.com, Inc.	1.8%
U.S. Treasury Notes, 1.375%, 6/30/2023	1.7%
U.S. Treasury Notes, 1.375%, 9/30/2023	1.7%
U.S. Treasury Notes, 2.25%, 3/31/2024	1.7%
Mini MSCI EAFE Index Future JUN 16 23	(23.1)%
Mini Russell 1000 Value Index Future JUN 16 23	(23.5)%
Mini Russell 1000 Growth Future JUN 16 23	(24.8)%
(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions.
(i)	For purposes of this presentation, the components include a look-through to the individual holdings within the underlying affiliated funds.
Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Percentages are based on net assets as of May 31, 2023.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
The MFS Managed Wealth Fund's (fund) investment objective is to seek total return. MFS seeks to achieve the fund’s objective by generating returns from (1) a strategic allocation to three MFS equity funds, referred to as underlying funds, and (2) a tactical asset allocation overlay primarily using derivative instruments to seek to decrease the volatility of the fund’s returns by reducing the fund’s exposure to the equity and/or currency markets as represented by the underlying funds and also to potentially expose the fund to asset classes and/or markets in which the underlying funds have little or no exposure. In addition, MFS may seek to limit the fund’s exposure to certain extreme market events. It is expected that the fund will generally have lower volatility than the overall equity market and will generally underperform the equity markets during periods of rising equity markets.
A committee of portfolio managers (committee) is responsible for selecting the underlying funds, determining the target strategic allocations to the underlying funds, and determining the fund’s tactical allocation overlay.
For the twelve months ended May 31, 2023, Class A shares of the fund provided a total return of 2.22%, at net asset value. This compares with a return of 3.31% for the fund’s benchmark, the ICE BofA 0-3 Month U.S. Treasury Bill Index. The fund’s other benchmark, the Standard & Poor's 500 Stock Index, generated a return of 2.92%.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators, setting the stage for a substantial drop in longer-term interest rates. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. On a more upbeat note, China’s abandonment of its Zero-COVID policy ushered in an uptick in economic activity in the world’s second-largest economy. In developed markets, consumer demand, particularly for services, remained solid.
Policymakers find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act. That juxtaposition suggests that we may be nearing peak monetary policy rates.
3

Management Review - continued
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Factors Affecting Performance
During the reporting period, the fund’s short exposure to futures contracts on the Russell 1000® Growth Index and MSCI EAFE Index detracted from absolute performance. The fund’s allocation to the MFS Value Fund also held back relative returns.
On the positive side, the fund’s allocation to both the MFS Growth Fund and MFS International Equity Fund contributed to absolute performance.
Respectfully,
Portfolio Manager(s)
William Adams, Robert Almeida, David Cole, Mike Roberge, and Barnaby Wiener
Note to Shareholders: Effective April 30, 2024, Barnaby Wiener will no longer be a Portfolio Manager of the fund.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 5/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
5

Performance Summary  - continued
Total Returns through 5/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	6/27/14	2.22%	2.30%	2.29%
B	6/27/14	1.48%	1.45%	1.42%
C	6/27/14	1.40%	1.43%	1.42%
I	6/27/14	2.49%	2.47%	2.44%
R1	6/27/14	1.39%	1.45%	1.42%
R2	6/27/14	1.94%	1.94%	1.93%
R3	6/27/14	2.17%	2.21%	2.18%
R4	6/27/14	2.51%	2.47%	2.44%
R6	10/02/17	2.50%	2.52%	2.71%
Comparative benchmark(s)

ICE BofA 0-3 Month U.S. Treasury Bill Index (f)	3.31%	1.48%	1.02%
Standard & Poor's 500 Stock Index (f)	2.92%	11.01%	10.94%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(3.66)%	1.09%	1.62%
B With CDSC (Declining over six years from 4% to 0%) (v)	(2.52)%	1.07%	1.42%
C With CDSC (1% for 12 months) (v)	0.40%	1.43%	1.42%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
ICE BofA 0-3 Month U.S. Treasury Bill Index(d) – tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months.
Standard & Poor's 500 Stock Index(g) – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
It is not possible to invest directly in an index.
(d)	Source ICE Data Indices, LLC (“ICE Data”), is used with permission. ICE Data, its affiliates and their respective third party suppliers disclaim any and all warranties and representations, express and/or implied, including any warranties of merchantability or fitness for a particular purpose or use, including the indices, index data and any data included in, related to, or derived therefrom. Neither ICE Data, its affiliates nor their respective third party suppliers shall
6

Performance Summary  - continued
be subject to any damages or liability with respect the adequacy, accuracy, timeliness or completeness of the indices or the index data or any component thereof, and the indices and the index data and all components thereof are provided on an “as is” basis and your use is at your own risk. ICE Data, its affiliates and their respective third party suppliers do not sponsor, endorse or recommend MFS, or any of its products or services.
(g)	“Standard & Poor's®” and “S&P®” are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS's product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund's share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2022 through May 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these transactional and indirect costs were included, your costs would have been higher.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2022 through May 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/22	Ending Account Value 5/31/23	Expenses Paid During Period (p) 12/01/22-5/31/23
A	Actual	0.94%	$1,000.00	$1,014.11	$4.72
	Hypothetical (h)	0.94%	$1,000.00	$1,020.24	$4.73
B	Actual	1.69%	$1,000.00	$1,011.08	$8.47
	Hypothetical (h)	1.69%	$1,000.00	$1,016.50	$8.50
C	Actual	1.69%	$1,000.00	$1,010.20	$8.47
	Hypothetical (h)	1.69%	$1,000.00	$1,016.50	$8.50
I	Actual	0.69%	$1,000.00	$1,015.88	$3.47
	Hypothetical (h)	0.69%	$1,000.00	$1,021.49	$3.48
R1	Actual	1.69%	$1,000.00	$1,010.15	$8.47
	Hypothetical (h)	1.69%	$1,000.00	$1,016.50	$8.50
R2	Actual	1.19%	$1,000.00	$1,013.01	$5.97
	Hypothetical (h)	1.19%	$1,000.00	$1,019.00	$5.99
R3	Actual	0.94%	$1,000.00	$1,014.49	$4.72
	Hypothetical (h)	0.94%	$1,000.00	$1,020.24	$4.73
R4	Actual	0.69%	$1,000.00	$1,016.11	$3.47
	Hypothetical (h)	0.69%	$1,000.00	$1,021.49	$3.48
R6	Actual	0.61%	$1,000.00	$1,015.18	$3.06
	Hypothetical (h)	0.61%	$1,000.00	$1,021.89	$3.07
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.
Notes to Expense Table
Expense ratios include 0.02% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).
Expense ratios include approximately 0.01% of interest expenses that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).
9

Portfolio of Investments
5/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 6.7%
U.S. Treasury Obligations – 6.7%
U.S. Treasury Notes, 1.375%, 6/30/2023	$1,000,000	$996,901
U.S. Treasury Notes, 1.375%, 9/30/2023 (f)	1,000,000	986,875
U.S. Treasury Notes, 0.75%, 12/31/2023 (f)	1,000,000	973,867
U.S. Treasury Notes, 2.25%, 3/31/2024 (f)	1,000,000	975,586
Total Bonds (Identified Cost, $3,996,969)		$3,933,229
Investment Companies (h) – 92.6%
International Stock Funds – 29.8%
MFS International Equity Fund - Class R6	569,390	$17,508,732
U.S. Stock Funds – 61.2%
MFS Growth Fund - Class R6	116,762	$18,259,258
MFS Value Fund - Class R6	387,406	17,623,099
		$35,882,357
Money Market Funds – 1.6%
MFS Institutional Money Market Portfolio, 4.88% (v)	958,614	$958,518
Total Investment Companies (Identified Cost, $34,698,091)		$54,349,607

Underlying/Expiration Date/Exercise Price	Put/Call	Counterparty	Notional Amount	Par Amount/ Number of Contracts
Purchased Options – 0.1%
Market Index Securities – 0.1%
S&P 500 Index – June 2023 @ $3,920	Put	Exchange Traded	$ 3,343,864	8	$6,064
S&P 500 Index – December 2023 @ $3,250	Put	Exchange Traded	4,179,830	10	35,050
Total Purchased Options (Premiums Paid, $101,386)					$41,114

Written Options (see table below) – (0.0)%
(Premiums Received, $7,968)	$(2,056)

Other Assets, Less Liabilities – 0.6%	334,540
Net Assets – 100.0%	$58,656,434

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
10

Portfolio of Investments – continued
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $54,349,607 and $3,974,343, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
Derivative Contracts at 5/31/23
Written Options
Underlying	Put/ Call	Counterparty	Par Amount/ Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Liability Derivatives
Market Index Securities
S&P 500 Index	Put	Exchange Traded	8	$3,343,864	$3,650.00	June – 2023	$(2,056)

Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
Mini Russell 1000 Value Index	Short	USD	188	$13,755,960	June – 2023	$23,026
Liability Derivatives
Equity Futures
Mini MSCI EAFE Index	Short	USD	132	$13,552,440	June – 2023	$(135,581)
Mini Russell 1000 Growth Index	Short	USD	112	14,568,400	June – 2023	(1,824,458)
						$(1,960,039)
At May 31, 2023, the fund had liquid securities with an aggregate value of $2,227,045 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements
11

Financial Statements
Statement of Assets and Liabilities
At 5/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $4,098,355)	$3,974,343
Investments in affiliated issuers, at value (identified cost, $34,698,091)	54,349,607
Receivables for
Net daily variation margin on open futures contracts	325,522
Investments sold	125,308
Fund shares sold	5,238
Interest	15,063
Receivable from investment adviser	6,779
Other assets	334
Total assets	$58,802,194
Liabilities
Payables for
Fund shares reacquired	$66,410
Written options (premiums received, $7,968)	2,056
Payable to affiliates
Administrative services fee	103
Shareholder servicing costs	14,495
Distribution and service fees	191
Payable for independent Trustees' compensation	30
Accrued expenses and other liabilities	62,475
Total liabilities	$145,760
Net assets	$58,656,434
Net assets consist of
Paid-in capital	$56,002,200
Total distributable earnings (loss)	2,654,234
Net assets	$58,656,434
Shares of beneficial interest outstanding	5,113,218
12

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$3,646,307	317,112	$11.50
Class B	71,419	6,525	10.95
Class C	2,369,300	217,597	10.89
Class I	46,564,068	4,049,639	11.50
Class R1	56,787	5,187	10.95
Class R2	59,073	5,210	11.34
Class R3	60,190	5,253	11.46
Class R4	61,340	5,336	11.50
Class R6	5,767,950	501,359	11.50

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.20 [100 / 94.25 x $11.50]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
13

Financial Statements
Statement of Operations
Year ended 5/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends from affiliated issuers	$848,664
Interest	91,596
Other	24
Total investment income	$940,284
Expenses
Management fee	$297,144
Distribution and service fees	44,880
Shareholder servicing costs	71,721
Administrative services fee	22,948
Independent Trustees' compensation	3,623
Custodian fee	11,093
Shareholder communications	13,347
Audit and tax fees	49,803
Legal fees	443
Registration fees	125,280
Miscellaneous	58,074
Total expenses	$698,356
Reduction of expenses by investment adviser	(80,700)
Net expenses	$617,656
Net investment income (loss)	$322,628
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(377,253)
Affiliated issuers	10,165,467
Capital gain distributions from affiliated issuers	1,764,380
Written options	11,055
Futures contracts	2,040,506
Net realized gain (loss)	$13,604,155
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(14,275)
Affiliated issuers	(9,854,933)
Written options	5,912
Futures contracts	(2,392,971)
Net unrealized gain (loss)	$(12,256,267)
Net realized and unrealized gain (loss)	$1,347,888
Change in net assets from operations	$1,670,516
See Notes to Financial Statements
14

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/23	5/31/22
Change in net assets
From operations
Net investment income (loss)	$322,628	$564,356
Net realized gain (loss)	13,604,155	6,634,967
Net unrealized gain (loss)	(12,256,267)	(9,257,549)
Change in net assets from operations	$1,670,516	$(2,058,226)
Total distributions to shareholders	$(565,489)	$(151,087)
Change in net assets from fund share transactions	$(46,142,741)	$(27,822,282)
Total change in net assets	$(45,037,714)	$(30,031,595)
Net assets
At beginning of period	103,694,148	133,725,743
At end of period	$58,656,434	$103,694,148
See Notes to Financial Statements
15

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$11.25	$11.46	$11.54	$10.91	$10.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01	$0.03	$(0.01)	$0.09	$0.07
Net realized and unrealized gain (loss)	0.24	(0.24)	(0.05)	0.60	0.51
Total from investment operations	$0.25	$(0.21)	$(0.06)	$0.69	$0.58
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.02)	$(0.06)	$(0.04)
Net asset value, end of period (x)	$11.50	$11.25	$11.46	$11.54	$10.91
Total return (%) (r)(s)(t)(x)	2.22	(1.83)	(0.54)	6.30	5.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.02	0.94	0.91	1.20	1.43
Expenses after expense reductions (h)	0.93	0.92	0.88	0.74	0.71
Net investment income (loss)	0.11(l)	0.29	(0.07)	0.77	0.64
Portfolio turnover	19	19	50	28	17
Net assets at end of period (000 omitted)	$3,646	$10,280	$14,339	$12,826	$8,205
See Notes to Financial Statements
16

Financial Highlights – continued
Class B	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$10.79	$11.08	$11.23	$10.66	$10.19
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.06)	$(0.09)	$(0.01)	$(0.03)
Net realized and unrealized gain (loss)	0.22	(0.23)	(0.06)	0.58	0.50
Total from investment operations	$0.16	$(0.29)	$(0.15)	$0.57	$0.47
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
Net asset value, end of period (x)	$10.95	$10.79	$11.08	$11.23	$10.66
Total return (%) (r)(s)(t)(x)	1.48	(2.62)	(1.34)	5.35	4.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.78	1.69	1.66	1.96	2.18
Expenses after expense reductions (h)	1.68	1.67	1.65	1.67	1.65
Net investment income (loss)	(0.58)(l)	(0.53)	(0.84)	(0.05)	(0.31)
Portfolio turnover	19	19	50	28	17
Net assets at end of period (000 omitted)	$71	$80	$74	$75	$98

Class C	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$10.74	$11.02	$11.18	$10.62	$10.15
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.06)	$(0.09)	$(0.02)	$(0.03)
Net realized and unrealized gain (loss)	0.21	(0.22)	(0.06)	0.58	0.50
Total from investment operations	$0.15	$(0.28)	$(0.15)	$0.56	$0.47
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.01)	$—	$—
Net asset value, end of period (x)	$10.89	$10.74	$11.02	$11.18	$10.62
Total return (%) (r)(s)(t)(x)	1.40	(2.54)	(1.35)	5.27	4.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.78	1.69	1.67	1.94	2.19
Expenses after expense reductions (h)	1.68	1.67	1.66	1.67	1.65
Net investment income (loss)	(0.57)(l)	(0.54)	(0.86)	(0.19)	(0.27)
Portfolio turnover	19	19	50	28	17
Net assets at end of period (000 omitted)	$2,369	$3,870	$6,363	$2,462	$1,074
See Notes to Financial Statements
17

Financial Highlights – continued
Class I	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$11.30	$11.50	$11.57	$10.94	$10.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.06	$0.02	$0.08	$0.07
Net realized and unrealized gain (loss)	0.23	(0.24)	(0.06)	0.61	0.52
Total from investment operations	$0.28	$(0.18)	$(0.04)	$0.69	$0.59
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.02)	$(0.03)	$(0.06)	$(0.04)
Net asset value, end of period (x)	$11.50	$11.30	$11.50	$11.57	$10.94
Total return (%) (r)(s)(t)(x)	2.49	(1.61)	(0.37)	6.33	5.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.78	0.69	0.66	0.94	1.16
Expenses after expense reductions (h)	0.68	0.67	0.65	0.67	0.65
Net investment income (loss)	0.43(l)	0.54	0.17	0.67	0.64
Portfolio turnover	19	19	50	28	17
Net assets at end of period (000 omitted)	$46,564	$82,106	$105,346	$78,292	$24,169

Class R1	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$10.80	$11.08	$11.23	$10.66	$10.19
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.06)	$(0.09)	$(0.01)	$(0.03)
Net realized and unrealized gain (loss)	0.21	(0.22)	(0.06)	0.58	0.50
Total from investment operations	$0.15	$(0.28)	$(0.15)	$0.57	$0.47
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
Net asset value, end of period (x)	$10.95	$10.80	$11.08	$11.23	$10.66
Total return (%) (r)(s)(t)(x)	1.39	(2.53)	(1.34)	5.35	4.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.78	1.68	1.66	1.96	2.19
Expenses after expense reductions (h)	1.68	1.67	1.65	1.67	1.65
Net investment income (loss)	(0.60)(l)	(0.51)	(0.83)	(0.10)	(0.29)
Portfolio turnover	19	19	50	28	17
Net assets at end of period (000 omitted)	$57	$56	$57	$58	$55
See Notes to Financial Statements
18

Financial Highlights – continued
Class R2	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$11.15	$11.39	$11.48	$10.86	$10.33
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$(0.00)(w)	$(0.04)	$0.04	$0.02
Net realized and unrealized gain (loss)	0.23	(0.24)	(0.05)	0.59	0.51
Total from investment operations	$0.22	$(0.24)	$(0.09)	$0.63	$0.53
Less distributions declared to shareholders
From net investment income	$(0.03)	$—	$—	$(0.01)	$—
Net asset value, end of period (x)	$11.34	$11.15	$11.39	$11.48	$10.86
Total return (%) (r)(s)(t)(x)	1.94	(2.11)	(0.78)	5.79	5.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.28	1.19	1.16	1.46	1.69
Expenses after expense reductions (h)	1.18	1.17	1.15	1.17	1.15
Net investment income (loss)	(0.10)(l)	(0.01)	(0.33)	0.40	0.21
Portfolio turnover	19	19	50	28	17
Net assets at end of period (000 omitted)	$59	$58	$59	$60	$56

Class R3	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$11.27	$11.48	$11.55	$10.92	$10.37
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.03	$(0.01)	$0.07	$0.05
Net realized and unrealized gain (loss)	0.22	(0.24)	(0.06)	0.59	0.52
Total from investment operations	$0.24	$(0.21)	$(0.07)	$0.66	$0.57
Less distributions declared to shareholders
From net investment income	$(0.05)	$—	$—	$(0.03)	$(0.02)
Net asset value, end of period (x)	$11.46	$11.27	$11.48	$11.55	$10.92
Total return (%) (r)(s)(t)(x)	2.17	(1.83)	(0.61)	6.09	5.49
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	1.03	0.94	0.91	1.21	1.44
Expenses after expense reductions (h)	0.93	0.92	0.90	0.92	0.90
Net investment income (loss)	0.15(l)	0.24	(0.09)	0.65	0.45
Portfolio turnover	19	19	50	28	17
Net assets at end of period (000 omitted)	$60	$59	$60	$60	$57
See Notes to Financial Statements
19

Financial Highlights – continued
Class R4	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$11.30	$11.50	$11.57	$10.93	$10.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.06	$0.02	$0.10	$0.07
Net realized and unrealized gain (loss)	0.23	(0.24)	(0.07)	0.60	0.51
Total from investment operations	$0.28	$(0.18)	$(0.05)	$0.70	$0.58
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.02)	$(0.02)	$(0.06)	$(0.04)
Net asset value, end of period (x)	$11.50	$11.30	$11.50	$11.57	$10.93
Total return (%) (r)(s)(t)(x)	2.51	(1.60)	(0.40)	6.43	5.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.78	0.69	0.66	0.96	1.19
Expenses after expense reductions (h)	0.68	0.67	0.65	0.67	0.65
Net investment income (loss)	0.40(l)	0.49	0.16	0.90	0.71
Portfolio turnover	19	19	50	28	17
Net assets at end of period (000 omitted)	$61	$60	$61	$61	$57

Class R6	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$11.31	$11.51	$11.57	$10.93	$10.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.07	$0.04	$0.09	$0.08
Net realized and unrealized gain (loss)	0.22	(0.24)	(0.07)	0.61	0.51
Total from investment operations	$0.28	$(0.17)	$(0.03)	$0.70	$0.59
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.03)	$(0.03)	$(0.06)	$(0.05)
Net asset value, end of period (x)	$11.50	$11.31	$11.51	$11.57	$10.93
Total return (%) (r)(s)(t)(x)	2.50	(1.53)	(0.27)	6.44	5.67
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (h)	0.70	0.61	0.59	0.91	1.18
Expenses after expense reductions (h)	0.60	0.59	0.58	0.62	0.64
Net investment income (loss)	0.51(l)	0.59	0.32	0.84	0.74
Portfolio turnover	19	19	50	28	17
Net assets at end of period (000 omitted)	$5,768	$7,125	$7,366	$14,345	$5,621

See Notes to Financial Statements
20

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.
(l)	The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
21

Notes to Financial Statements
(1) Business and Organization
MFS Managed Wealth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. Derivatives can involve leverage.
The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (underlying funds), which may have different fiscal year ends than the fund. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds can invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The underlying funds' shareholder reports are not covered by this report.
The investment objective of each of the underlying funds held by the fund at May 31, 2023 was to seek capital appreciation. Prior to October 24, 2022, the MFS International Equity Fund was known as the MFS Institutional International Equity Fund.
22

Notes to Financial Statements  - continued
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.
Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service.
Open-end investment companies are generally valued at net asset value per share. The
23

Notes to Financial Statements  - continued
values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and written options. The following is a summary of the levels used as of May 31, 2023 in valuing the fund's assets and liabilities:
24

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$41,114	$—	$—	$41,114
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	3,933,229	—	3,933,229
Mutual Funds	54,349,607	—	—	54,349,607
Total	$54,390,721	$3,933,229	$—	$58,323,950
Other Financial Instruments
Futures Contracts – Assets	$23,026	$—	$—	$23,026
Futures Contracts – Liabilities	(1,960,039)	—	—	(1,960,039)
Written Options - Liabilities	(2,056)	—	—	(2,056)
For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets and liabilities.
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were written options, purchased options, and futures contracts. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2023 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Equity	Written Option Contracts	$—	$(2,056)
Equity	Purchased Option Contracts	41,114	—
Equity	Futures Contracts	23,026	(1,960,039)
Total		$64,140	$(1,962,095)
(a)	The value of purchased options outstanding is included in investments in unaffiliated issuers, at value, within the Statement of Assets and Liabilities. Values presented in this table for futures contracts correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts is reported separately within the Statement of Assets and Liabilities.
25

Notes to Financial Statements  - continued
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended May 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Equity	$2,040,506	$(360,056)	$11,055
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended May 31, 2023 as reported in the Statement of Operations:
Risk	Futures Contracts	Unaffiliated Issuers (Purchased Options)	Written Options
Equity	$(2,392,971)	$(33,492)	$5,912
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
26

Notes to Financial Statements  - continued
The following table presents the fund's derivative assets and liabilities (by type) on a gross basis as of May 31, 2023:
Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$325,522	$—
Purchased Options	41,114	—
Written Options	—	(2,056)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$366,636	$(2,056)
Less: Derivative Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	366,636	(2,056)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$—	$—
(a)	The amount presented here represents the fund's current day net variation margin for futures contracts. This amount, which is recognized within the Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the Portfolio of Investments.
Written Options — In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.
The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.
At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is
27

Notes to Financial Statements  - continued
equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.
Purchased Options — The fund purchased put options for a premium. Purchased put options entitle the holder to sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid.  All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business,
28

Notes to Financial Statements  - continued
the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis.  All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income and realized gain from affiliated issuers by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and derivative transactions.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/23	Year ended 5/31/22
Ordinary income (including any short-term capital gains)	$565,489	$151,087
29

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/23
Cost of investments	$37,848,776
Gross appreciation	18,599,931
Gross depreciation	(63,826)
Net unrealized appreciation (depreciation)	$18,536,105
Undistributed ordinary income	319,558
Capital loss carryforwards	(16,201,429)
Total distributable earnings (loss)	$2,654,234
As of May 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(13,752,271)
Long-Term	(2,449,158)
Total	$(16,201,429)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/23	Year ended 5/31/22
Class I	$514,052	$133,675
Class R2	133	—
Class R3	280	—
Class R4	435	89
Class R6	50,589	17,323
Total	$565,489	$151,087
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.35% of the fund’s average daily net assets.
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but
30

Notes to Financial Statements  - continued
such agreement will continue at least until September 30, 2024. For the year ended May 31, 2023, this management fee reduction amounted to $11,440, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.34% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.91%	1.66%	1.66%	0.66%	1.66%	1.16%	0.91%	0.66%	0.63%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2023, this reduction amounted to $69,260, which is included in the reduction of total expenses in the Statement of Operations.
In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $457 for the year ended May 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
31

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 11,609
Class B	0.75%	0.25%	1.00%	1.00%	763
Class C	0.75%	0.25%	1.00%	1.00%	31,512
Class R1	0.75%	0.25%	1.00%	1.00%	558
Class R2	0.25%	0.25%	0.50%	0.50%	290
Class R3	—	0.25%	0.25%	0.25%	148
Total Distribution and Service Fees					$44,880
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2023, there were no service fee rebates.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2023, were as follows:
Amount
Class A	$—
Class B	—
Class C	30
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2023, the fee was $2,826, which equated to 0.0033% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $68,895.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
32

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.0270% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On June 18, 2021, MFS redeemed 5,215 shares of Class C for an aggregate amount of $57,419, 107,896 shares of Class I for an aggregate amount of $1,240,805, and 5,007 shares of Class R6 for an aggregate amount of $57,632.
At May 31, 2023, MFS held approximately 79% of the outstanding shares of Class B and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4.
(4) Portfolio Securities
For the year ended May 31, 2023, purchases and sales of investments, other than purchased options with an expiration date of less than one year from the time of purchase and short-term obligations, were as follows:
	Purchases	Sales
U.S. Government securities	$970,980	$1,000,000
Non-U.S. Government securities	14,551,190	57,663,606
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	85,213	$954,991	305,058	$3,514,808
Class B	—	—	926	10,000
Class C	24,881	266,864	42,571	467,117
Class I	1,631,940	18,412,053	3,433,370	39,470,696
Class R6	11,335	128,413	159,359	1,845,380
	1,753,369	$19,762,321	3,941,284	$45,308,001
33

Notes to Financial Statements  - continued
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class I	45,244	$511,263	11,407	$132,667
Class R2	12	133	—	—
Class R3	25	280	—	—
Class R4	39	435	7	89
Class R6	24	275	18	211
	45,344	$512,386	11,432	$132,967
Shares reacquired
Class A	(682,150)	$(7,594,286)	(642,334)	$(7,261,632)
Class B	(914)	(9,952)	(196)	(2,119)
Class C	(167,709)	(1,801,193)	(259,488)	(2,851,807)
Class I	(4,891,424)	(55,415,825)	(5,338,533)	(61,202,601)
Class R6	(139,802)	(1,596,192)	(169,394)	(1,945,091)
	(5,881,999)	$(66,417,448)	(6,409,945)	$(73,263,250)
Net change
Class A	(596,937)	$(6,639,295)	(337,276)	$(3,746,824)
Class B	(914)	(9,952)	730	7,881
Class C	(142,828)	(1,534,329)	(216,917)	(2,384,690)
Class I	(3,214,240)	(36,492,509)	(1,893,756)	(21,599,238)
Class R2	12	133	—	—
Class R3	25	280	—	—
Class R4	39	435	7	89
Class R6	(128,443)	(1,467,504)	(10,017)	(99,500)
	(4,083,286)	$(46,142,741)	(2,457,229)	$(27,822,282)
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund
34

Notes to Financial Statements  - continued
and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2023, the fund’s commitment fee and interest expense were $457 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Growth Fund	$29,971,176	$6,178,652	$18,969,526	$2,882,021	$(1,803,065)	$18,259,258
MFS Institutional Money Market Portfolio	3,547,981	102,519,599	105,107,225	(1,752)	(85)	958,518
MFS International Equity Fund	31,678,368	5,313,538	21,118,908	4,022,903	(2,387,169)	17,508,732
MFS Value Fund	32,007,066	5,586,663	17,568,311	3,262,295	(5,664,614)	17,623,099
	$97,204,591	$119,598,452	$162,763,970	$10,165,467	$(9,854,933)	$54,349,607

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Growth Fund	$—	$264,978
MFS Institutional Money Market Portfolio	85,381	—
MFS International Equity Fund	226,108	107,114
MFS Value Fund	537,175	1,392,288
	$848,664	$1,764,380
(8) LIBOR Transition
The London Interbank Offered Rate (LIBOR) was intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. Certain of the fund's investments, payment obligations, and financing terms were historically based on LIBOR. In 2017, the United Kingdom Financial Conduct Authority (FCA) announced plans to transition away from LIBOR by the end of 2021. LIBOR's administrator, ICE Benchmark Administration (IBA), ceased publication (on a representative basis) of many of its LIBOR settings as of December 31, 2021 and ceased publication (on a representative basis) of the remaining U.S. dollar LIBOR settings as of June 30, 2023. In addition, global regulators announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Although the FCA has announced that it will require the IBA to continue to publish certain select LIBOR rates on a synthetic basis after the relevant cessation dates, such synthetic rates are not considered to be representative of the underlying market and economic reality they are intended to measure, are expected to be published for a limited time period, and are intended solely for use on a limited basis for legacy transactions.
35

Notes to Financial Statements  - continued
Regulators and industry groups have implemented measures to facilitate the transition away from LIBOR and other interbank offered rates to alternative reference rates, such as the Secured Overnight Financing Rate (SOFR). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. SOFR is published in various forms including as a daily, compounded, and forward-looking term rate. The transition to alternative reference rates may affect the liquidity and valuation of investments that were tied to LIBOR or other interbank offered rates and may lead to other consequences affecting securities and credit markets more broadly. For example, while some investments that were tied to LIBOR provided for an alternative or “fallback” rate-setting methodology in the event LIBOR is not available, there is uncertainty regarding the effectiveness of any such alternative methodologies to replace LIBOR and certain investments tied to LIBOR may not have fallback provisions. While legislation passed in the United States facilitates by operation of law the replacement of U.S. dollar LIBOR settings in certain legacy instruments with a specified replacement rate, such as SOFR, there is uncertainty regarding the effectiveness of such legislation. There also remains uncertainty regarding the willingness and ability of parties to add or amend fallback provisions in certain other legacy instruments maturing after the cessation of the applicable LIBOR rates, which could create market and litigation risk.
It is difficult to quantify or predict the impact on the fund resulting from the transition from LIBOR to alternative reference rates and the potential effects of the transition from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that relied on LIBOR to determine interest rates. The transition may also result in a reduction in value of certain LIBOR-related investments held by the fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could have an adverse impact on the fund's performance.
With respect to the fund’s accounting for investments, including investments in certain debt instruments and derivatives, as well as borrowings by the fund and any other contractual arrangements of the fund that undergo reference rate-related modifications as a result of the transition, management has and will continue to rely upon the relief provided by FASB Codification Topic 848 – Reference Rate Reform (Topic 848). The guidance in Topic 848 permits the fund to account for such contract modifications made on or before December 31, 2024 as a continuation of the existing contracts. The situation remains fluid, and management believes, based on best available information, that the impact of the transition will not be material to the fund.
36

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Managed Wealth Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Managed Wealth Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
37

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
July 14, 2023
38

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
39

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
41

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
William Adams Robert Almeida David Cole Mike Roberge Barnaby Wiener
42

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
43

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.
44

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
45

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
46

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2023
MFS®  Emerging Markets
Equity Fund
FEM-ANN

MFS® Emerging Markets
Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
Taiwan Semiconductor Manufacturing Co. Ltd.	8.9%
Samsung Electronics Co. Ltd.	6.8%
Tencent Holdings Ltd.	5.3%
Alibaba Group Holding Ltd.	3.4%
Yum China Holdings, Inc.	2.1%
Ping An Insurance Co. of China Ltd., “H”	2.0%
Tata Consultancy Services Ltd.	2.0%
HDFC Bank Ltd.	2.0%
Hon Hai Precision Industry Co. Ltd.	1.9%
Kotak Mahindra Bank Ltd.	1.8%
GICS equity sectors (g)
Information Technology	24.0%
Financials	20.8%
Consumer Discretionary	13.3%
Communication Services	11.9%
Consumer Staples	9.8%
Energy	6.6%
Materials	4.9%
Industrials	2.8%
Real Estate	2.3%
Health Care	1.2%
Utilities	0.7%
Issuer country weightings (x)
China	28.5%
South Korea	14.6%
India	13.4%
Taiwan	12.1%
Brazil	8.5%
Hong Kong	3.2%
Mexico	2.6%
United States	2.3%
United Arab Emirates	2.1%
Other Countries	12.7%
Currency exposure weightings (y)
Hong Kong Dollar	22.0%
South Korean Won	14.6%
Indian Rupee	12.9%
Taiwan Dollar	12.1%
Brazilian Real	8.5%
Chinese Renminbi	7.6%
United States Dollar	6.4%
Euro	3.3%
Mexican Peso	2.6%
Other Currencies	10.0%

1

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2023.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended May 31, 2023, Class A shares of the MFS Emerging Markets Equity Fund (fund) provided a total return of -3.75%, at net asset value. This compares with a return of -8.49% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators, setting the stage for a substantial drop in longer-term interest rates. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. On a more upbeat note, China’s abandonment of its Zero-COVID policy ushered in an uptick in economic activity in the world’s second-largest economy. In developed markets, consumer demand, particularly for services, remained solid.
Policymakers find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act. That juxtaposition suggests that we may be nearing peak monetary policy rates.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Relative to the MSCI Emerging Markets Index, strong stock selection within both the consumer discretionary and financials sectors contributed to the fund’s performance. Within the consumer discretionary sector, the fund’s overweight positions in fast food restaurant operator Yum China, online retailer Vipshop (China) and automotive vehicle manufacturer Mahindra & Mahindra (India), and its underweight position in e-commerce platform manager Meituan(h) (China), boosted relative returns. The share price of Yum China advanced as the company continued the expansion of its restaurant network and maintained a healthy store payback. Yum China also benefited from solid
3

Management Review - continued
margins from KFC and Pizza Hut, increased digitalization and cost optimization, and improved store traffic as COVID-19 lockdowns eased across major cities in China. Within the financials sector, the fund’s position in banking firm HDFC Bank(b) (India), and its overweight position in marine and casualty insurance services provider Samsung Fire & Marine Insurance (South Korea), aided relative results. The share price of HDFC Bank climbed as the company reported growth in its customer deposits, retail loans, commercial banking and mortgage segments. Investors also appeared to have reacted positively to the company’s completion of its scheduled merger with HDFC Ltd.
Stocks in other sectors that benefited relative performance included the fund's overweight positions in gold mining company Gold Fields (South Africa), integrated energy and chemical company China Petroleum & Chemical (China), compact excavator machinery manufacturer Doosan Bobcat (South Korea) and corn flour producer Gruma (Mexico). The share price of Gold Fields advanced due to higher-than-expected gold mining volumes. Additionally, an upswing in gold prices on the back of the US regional bank crisis further aided the stock price performance.
During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Detractors from Performance
Security selection in the health care sector detracted from the fund’s relative performance. However, there were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's top relative detractors over the reporting period.
Elsewhere, the fund’s overweight positions in dairy products and health drinks producer Inner Mongolia Yili Industrial Group (China), internet search engine and online computer games provider NAVER (South Korea), cement manufacturer Anhui Conch Cement (South Korea), department store chain Lojas Renner (Brazil) and chemicals producer UPL (India) weighed on relative performance. The share price of Inner Mongolia Yili Industrial Group fell as the company reported weaker-than-expected revenues, mainly driven by an unexpected decline in liquid milk sales. The fund’s positions in electronic power tools manufacturer Techtronic Industries(b) (Hong Kong) and industrial and logistics property manager ESR Group(b) (Hong Kong) also dampened relative returns. The share price of Techtronic Industries declined as rising inflation and energy costs, paired with softening of the US housing market, weighed on its DIY consumer segment as a majority of the company's revenue comes from the United States. Additionally, not owning shares of banking and treasury management firm ICICI Bank (India) and multinational media company Naspers (South Africa), and the timing of the fund’s ownership in shares of banking and financial services provider Nedbank Group (South Africa), further weakened relative performance. The share price of ICICI Bank appreciated following a strong set of financial results driven by core operating profit expansion, acceleration in loan growth and continued market share gains, particularly within its retail and small and medium-sized enterprises (SMEs) segments.
4

Management Review - continued
Respectfully,
Portfolio Manager(s)
Rajesh Nair and Harry Purcell
Note to Shareholders: Effective April 15, 2023, Jose Luis Garcia is no longer a Portfolio Manager of the fund.
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 5/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 5/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/24/95	(3.75)%	(2.54)%	0.45%
B	10/24/95	(4.47)%	(3.27)%	(0.31)%
C	6/27/96	(4.45)%	(3.27)%	(0.31)%
I	1/02/97	(3.54)%	(2.30)%	0.69%
R1	10/01/08	(4.47)%	(3.27)%	(0.31)%
R2	10/01/08	(3.99)%	(2.79)%	0.19%
R3	10/01/08	(3.78)%	(2.54)%	0.44%
R4	10/01/08	(3.53)%	(2.30)%	0.69%
R6	6/01/12	(3.37)%	(2.17)%	0.81%
Comparative benchmark(s)
MSCI Emerging Markets Index (net div) (f)	(8.49)%	(0.67)%	1.90%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(9.28)%	(3.69)%	(0.15)%
B With CDSC (Declining over six years from 4% to 0%) (v)	(8.29)%	(3.65)%	(0.31)%
C With CDSC (1% for 12 months) (v)	(5.41)%	(3.27)%	(0.31)%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI Emerging Markets Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
7

Performance Summary  - continued
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2022 through May 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2022 through May 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/22	Ending Account value 5/31/23	Expenses Paid During Period (p) 12/01/22–5/31/23
A	Actual	1.31%	$1,000.00	$1,032.17	$6.64
	Hypothetical (h)	1.31%	$1,000.00	$1,018.40	$6.59
B	Actual	2.06%	$1,000.00	$1,028.51	$10.42
	Hypothetical (h)	2.06%	$1,000.00	$1,014.66	$10.35
C	Actual	2.06%	$1,000.00	$1,028.39	$10.42
	Hypothetical (h)	2.06%	$1,000.00	$1,014.66	$10.35
I	Actual	1.06%	$1,000.00	$1,033.54	$5.37
	Hypothetical (h)	1.06%	$1,000.00	$1,019.65	$5.34
R1	Actual	2.06%	$1,000.00	$1,028.53	$10.42
	Hypothetical (h)	2.06%	$1,000.00	$1,014.66	$10.35
R2	Actual	1.56%	$1,000.00	$1,031.01	$7.90
	Hypothetical (h)	1.56%	$1,000.00	$1,017.15	$7.85
R3	Actual	1.31%	$1,000.00	$1,032.19	$6.64
	Hypothetical (h)	1.31%	$1,000.00	$1,018.40	$6.59
R4	Actual	1.06%	$1,000.00	$1,033.33	$5.37
	Hypothetical (h)	1.06%	$1,000.00	$1,019.65	$5.34
R6	Actual	0.89%	$1,000.00	$1,034.25	$4.51
	Hypothetical (h)	0.89%	$1,000.00	$1,020.49	$4.48
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
5/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.3%
Alcoholic Beverages – 4.4%
Ambev S.A., ADR	29,127,819	$81,266,615
China Resources Beer Holdings Co. Ltd.	9,426,000	59,465,854
Jiangsu Yanghe Brewery JSC Ltd., “A”	857,818	16,208,756
Kweichow Moutai Co. Ltd., “A”	439,409	100,747,892
Wuliangye Yibin Co. Ltd., “A”	1,949,418	44,227,126
		$301,916,243
Automotive – 2.6%
BYD Co. Ltd.	1,273,000	$38,431,661
Hero MotoCorp Ltd.	1,579,314	52,685,224
Mahindra & Mahindra Ltd.	5,400,387	86,098,717
		$177,215,602
Biotechnology – 0.8%
Hugel, Inc. (a)(h)	637,003	$52,217,688
Brokerage & Asset Managers – 1.5%
B3 Brasil Bolsa Balcao S.A.	38,593,700	$101,328,146
Moscow Exchange MICEX-RTS PJSC (a)(u)	65,313,565	0
		$101,328,146
Business Services – 4.7%
Cognizant Technology Solutions Corp., “A”	643,701	$40,224,875
Infosys Ltd.	2,928,737	46,668,262
Kingsoft Cloud Holdings, ADR (a)(l)	2,935,686	13,093,159
Tata Consultancy Services Ltd.	3,475,724	138,198,133
Tech Mahindra Ltd.	6,397,943	86,269,327
		$324,453,756
Chemicals – 1.6%
UPL Ltd.	12,974,006	$107,437,295
Computer Software - Systems – 8.6%
Hon Hai Precision Industry Co. Ltd.	36,962,000	$128,108,469
Samsung Electronics Co. Ltd.	8,703,383	468,202,333
		$596,310,802
Conglomerates – 0.6%
LG Corp.	647,851	$41,977,914
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Construction – 3.9%
Anhui Conch Cement Co. Ltd.	15,742,000	$41,815,426
Gree Electric Appliances, Inc., “A”	14,883,982	69,094,325
Midea Group Co. Ltd., “A”	6,317,532	45,644,800
Techtronic Industries Co. Ltd.	8,637,000	80,133,077
Zhejiang Supor Co. Ltd., “A”	4,778,152	30,070,263
		$266,757,891
Consumer Products – 0.4%
AmorePacific Corp.	309,611	$24,376,982
Electronics – 9.2%
SK Hynix, Inc.	256,653	$21,000,200
Taiwan Semiconductor Manufacturing Co. Ltd.	33,667,695	611,392,851
		$632,393,051
Energy - Independent – 0.6%
Reliance Industries Ltd.	1,509,512	$45,065,370
Energy - Integrated – 4.9%
China Petroleum & Chemical Corp.	137,660,000	$86,669,834
Galp Energia SGPS S.A., “B”	9,423,041	99,675,390
LUKOIL PJSC (a)(u)	1,176,212	0
Petroleo Brasileiro S.A., ADR	10,578,217	122,072,624
Petroleo Brasileiro S.A., ADR	3,046,411	31,317,105
		$339,734,953
Engineering - Construction – 0.7%
Doosan Bobcat, Inc.	1,228,584	$49,522,881
Food & Beverages – 3.4%
Gruma S.A.B. de C.V.	3,887,053	$59,744,020
Inner Mongolia Yili Industrial Group Co. Ltd., “A”	25,526,950	103,517,740
Orion Corp.	489,589	47,658,616
Tingyi (Cayman Islands) Holding Corp.	18,080,000	27,106,897
		$238,027,273
Food & Drug Stores – 0.4%
BIM Birlesik Magazalar A.S.	3,974,355	$27,023,391
Forest & Paper Products – 0.8%
Suzano S.A.	6,475,000	$57,152,248
Insurance – 5.8%
AIA Group Ltd.	9,722,200	$93,243,328
Discovery Ltd. (a)	6,810,040	45,735,840
Ping An Insurance Co. of China Ltd., “H”	22,026,500	139,802,572
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Insurance – continued
Prudential PLC	1,537,151	$20,192,184
Samsung Fire & Marine Insurance Co. Ltd.	582,210	98,917,578
		$397,891,502
Internet – 9.0%
Baidu, Inc., ADR (a)	172,333	$21,171,109
MakeMyTrip Ltd. (a)	1,441,138	37,570,468
NAVER Corp.	671,879	100,990,665
NetEase, Inc., ADR	1,106,815	94,167,820
Tencent Holdings Ltd.	9,288,300	368,426,589
		$622,326,651
Leisure & Toys – 0.3%
NCsoft Corp.	80,438	$19,454,208
Machinery & Tools – 1.4%
Delta Electronics, Inc.	9,645,000	$99,345,619
Major Banks – 3.1%
Banco Bradesco S.A., ADR	15,305,468	$47,140,841
Bandhan Bank Ltd. (a)	16,148,152	52,309,989
Erste Group Bank AG	2,047,334	66,242,741
Nedbank Group Ltd.	4,629,147	48,869,707
		$214,563,278
Medical & Health Technology & Services – 0.1%
Burning Rock Biotech Ltd., ADR (a)(l)	3,436,036	$8,968,054
Metals & Mining – 1.5%
PT United Tractors Tbk	47,224,400	$70,017,498
Vale S.A., ADR	2,806,509	35,586,534
		$105,604,032
Natural Gas - Distribution – 0.7%
China Resources Gas Group Ltd.	15,694,200	$51,609,505
Network & Telecom – 0.1%
GDS Holdings Ltd., “A” (a)	4,767,600	$5,881,529
Other Banks & Diversified Financials – 10.8%
Bangkok Bank Public Co. Ltd.	5,646,900	$26,449,560
China Construction Bank Corp.	151,324,490	96,818,918
China Merchants Bank Co Ltd. “A”	9,173,400	41,706,663
Credicorp Ltd.	821,941	106,400,262
Emirates NBD PJSC	13,366,862	49,676,055
Grupo Financiero Inbursa S.A. de C.V. (a)	6,159,739	13,681,731
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – continued
HDFC Bank Ltd.	6,946,733	$135,257,922
KB Financial Group, Inc.	1,627,162	58,846,318
Komercní banka A.S.	227,746	6,787,821
Kotak Mahindra Bank Ltd.	5,065,769	123,340,958
Muthoot Finance Ltd.	1,265,556	17,063,886
Sberbank of Russia PJSC (a)(u)	50,760,059	0
SK Square Co. Ltd. (a)	622,913	21,659,397
Tisco Financial Group PCL	17,783,300	49,312,887
		$747,002,378
Pharmaceuticals – 0.3%
Genomma Lab Internacional S.A., “B”	24,720,693	$20,753,140
Precious Metals & Minerals – 0.9%
Gold Fields Ltd., ADR	2,983,916	$45,116,810
Polymetal International PLC (a)	6,292,661	14,481,345
		$59,598,155
Real Estate – 2.0%
Emaar Properties PJSC	54,830,970	$91,809,163
ESR Group Ltd.	15,618,600	23,057,553
Hang Lung Properties Ltd.	16,061,000	25,433,583
		$140,300,299
Restaurants – 2.1%
Yum China Holdings, Inc.	2,558,015	$144,425,527
Specialty Chemicals – 0.5%
Saudi Basic Industries Corp.	1,460,624	$34,346,549
Specialty Stores – 7.5%
Alibaba Group Holding Ltd. (a)	23,518,448	$233,969,580
JD.com, Inc., “A”	1,773,209	28,510,113
JD.com, Inc., ADR	114,190	3,722,594
Lojas Renner S.A.	23,805,877	91,266,889
Multiplan Empreendimentos Imobiliarios S.A.	4,349,997	22,747,604
Vipshop Holdings Ltd., ADR (a)	3,825,374	54,779,356
Walmart de Mexico S.A.B. de C.V.	21,885,772	83,168,160
		$518,164,296
Telecommunications - Wireless – 2.3%
Advanced Info Service Public Co. Ltd.	6,398,800	$38,797,322
Etihad Etisalat Co.	5,077,073	58,204,687
PT Telekom Indonesia	224,869,600	60,605,282
		$157,607,291
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Telephone Services – 0.8%
Hellenic Telecommunications Organization S.A.	3,827,377	$58,584,326
Total Common Stocks (Identified Cost, $7,047,272,476)		$6,789,337,825
Investment Companies (h) – 1.5%
Money Market Funds – 1.5%
MFS Institutional Money Market Portfolio, 4.88% (v) (Identified Cost, $102,828,866)	102,827,113	$102,816,830
Collateral for Securities Loaned – 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.11% (j) (Identified Cost, $1,012,369)	1,012,368	$1,012,368

Other Assets, Less Liabilities – 0.2%		11,686,068
Net Assets – 100.0%		$6,904,853,091

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $155,034,518 and $6,738,132,505, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(u)	The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
PCL	Public Company Limited
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 5/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $939,688 of securities on loan (identified cost, $6,966,237,915)	$6,738,132,505
Investments in affiliated issuers, at value (identified cost, $184,875,796)	155,034,518
Cash	40,044
Foreign currency, at value (identified cost, $87,997)	87,170
Receivables for
Investments sold	2,424,278
Fund shares sold	776,783
Interest and dividends	25,013,780
Receivable from investment adviser	706,873
Other assets	9,662
Total assets	$6,922,225,613
Liabilities
Payables for
Investments purchased	$4,743,469
Fund shares reacquired	1,206,715
Collateral for securities loaned, at value	1,012,368
Payable to affiliates
Administrative services fee	3,389
Shareholder servicing costs	105,607
Distribution and service fees	2,574
Payable for independent Trustees' compensation	12
Deferred foreign capital gains tax expense payable	8,101,144
Accrued expenses and other liabilities	2,197,244
Total liabilities	$17,372,522
Net assets	$6,904,853,091
Net assets consist of
Paid-in capital	$7,868,146,126
Total distributable earnings (loss)	(963,293,035)
Net assets	$6,904,853,091
Shares of beneficial interest outstanding	224,749,065
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$157,908,579	5,426,566	$29.10
Class B	673,307	25,216	26.70
Class C	3,702,425	142,427	26.00
Class I	95,628,880	3,109,567	30.75
Class R1	1,295,640	50,973	25.42
Class R2	2,028,360	76,718	26.44
Class R3	1,286,087	44,221	29.08
Class R4	4,137,882	142,763	28.98
Class R6	6,638,191,931	215,730,614	30.77

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $30.88 [100 / 94.25 x $29.10]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 5/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$242,882,267
Dividends from affiliated issuers	3,571,279
Other	1,252,290
Income on securities loaned	37,484
Interest	6,539
Foreign taxes withheld	(22,679,787)
Total investment income	$225,070,072
Expenses
Management fee	$57,334,584
Distribution and service fees	465,782
Shareholder servicing costs	546,658
Administrative services fee	664,235
Independent Trustees' compensation	104,243
Custodian fee	3,008,981
Shareholder communications	83,430
Audit and tax fees	133,260
Legal fees	30,998
Miscellaneous	545,084
Total expenses	$62,917,255
Reduction of expenses by investment adviser and distributor	(4,500,400)
Net expenses	$58,416,855
Net investment income (loss)	$166,653,217
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $8,097,709 foreign capital gains tax)	$(326,507,947)
Affiliated issuers	(6,757,881)
Foreign currency	(3,669,607)
Net realized gain (loss)	$(336,935,435)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $1,413,389 increase in deferred foreign capital gains tax)	$(48,363,558)
Affiliated issuers	(578,189)
Translation of assets and liabilities in foreign currencies	(119,671)
Net unrealized gain (loss)	$(49,061,418)
Net realized and unrealized gain (loss)	$(385,996,853)
Change in net assets from operations	$(219,343,636)
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/23	5/31/22
Change in net assets
From operations
Net investment income (loss)	$166,653,217	$129,143,215
Net realized gain (loss)	(336,935,435)	(264,573,890)
Net unrealized gain (loss)	(49,061,418)	(1,931,641,505)
Change in net assets from operations	$(219,343,636)	$(2,067,072,180)
Total distributions to shareholders	$(84,500,407)	$(166,001,001)
Change in net assets from fund share transactions	$406,972,932	$1,602,080,719
Total change in net assets	$103,128,889	$(630,992,462)
Net assets
At beginning of period	6,801,724,202	7,432,716,664
At end of period	$6,904,853,091	$6,801,724,202
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$30.53	$41.38	$28.13	$31.63	$34.99
Income (loss) from investment operations
Net investment income (loss) (d)	$0.62	$0.49	$0.33	$0.58	$0.24
Net realized and unrealized gain (loss)	(1.77)	(10.64)	13.12	(3.50)	(3.46)
Total from investment operations	$(1.15)	$(10.15)	$13.45	$(2.92)	$(3.22)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.70)	$(0.20)	$(0.58)	$(0.14)
Net asset value, end of period (x)	$29.10	$30.53	$41.38	$28.13	$31.63
Total return (%) (r)(s)(t)(x)	(3.75)	(24.78)	47.89	(9.55)	(9.19)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.38	1.35	1.34	1.39	1.44
Expenses after expense reductions	1.31	1.31	1.31	1.30	1.42
Net investment income (loss)	2.18	1.38	0.89	1.82	0.72
Portfolio turnover	36	38	37	32	27
Net assets at end of period (000 omitted)	$157,909	$168,750	$204,557	$118,726	$120,862
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$27.95	$37.84	$25.78	$29.01	$32.18
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.20	$0.05	$0.35	$(0.01)
Net realized and unrealized gain (loss)	(1.61)	(9.73)	12.01	(3.26)	(3.16)
Total from investment operations	$(1.25)	$(9.53)	$12.06	$(2.91)	$(3.17)
Less distributions declared to shareholders
From net investment income	$—	$(0.36)	$—	$(0.32)	$—
Net asset value, end of period (x)	$26.70	$27.95	$37.84	$25.78	$29.01
Total return (%) (r)(s)(t)(x)	(4.47)	(25.33)	46.78	(10.24)	(9.85)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.13	2.09	2.09	2.13	2.19
Expenses after expense reductions	2.06	2.06	2.06	2.06	2.17
Net investment income (loss)	1.40	0.59	0.16	1.19	(0.04)
Portfolio turnover	36	38	37	32	27
Net assets at end of period (000 omitted)	$673	$1,166	$2,396	$2,393	$3,672

Class C	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$27.23	$36.91	$25.15	$28.33	$31.42
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.20	$0.06	$0.33	$(0.01)
Net realized and unrealized gain (loss)	(1.56)	(9.49)	11.70	(3.17)	(3.08)
Total from investment operations	$(1.21)	$(9.29)	$11.76	$(2.84)	$(3.09)
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.39)	$—	$(0.34)	$—
Net asset value, end of period (x)	$26.00	$27.23	$36.91	$25.15	$28.33
Total return (%) (r)(s)(t)(x)	(4.45)	(25.33)	46.76	(10.23)	(9.83)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.13	2.09	2.09	2.13	2.19
Expenses after expense reductions	2.06	2.06	2.06	2.06	2.17
Net investment income (loss)	1.39	0.62	0.18	1.16	(0.04)
Portfolio turnover	36	38	37	32	27
Net assets at end of period (000 omitted)	$3,702	$5,427	$10,467	$10,082	$14,116
See Notes to Financial Statements
21

Financial Highlights – continued
Class I	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$32.24	$43.63	$29.64	$33.29	$36.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.74	$0.60	$0.43	$0.66	$0.32
Net realized and unrealized gain (loss)	(1.88)	(11.21)	13.84	(3.65)	(3.63)
Total from investment operations	$(1.14)	$(10.61)	$14.27	$(2.99)	$(3.31)
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.78)	$(0.28)	$(0.66)	$(0.25)
Net asset value, end of period (x)	$30.75	$32.24	$43.63	$29.64	$33.29
Total return (%) (r)(s)(t)(x)	(3.51)	(24.59)	48.24	(9.32)	(8.96)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.13	1.09	1.09	1.15	1.20
Expenses after expense reductions	1.06	1.06	1.06	1.06	1.17
Net investment income (loss)	2.44	1.59	1.11	1.98	0.92
Portfolio turnover	36	38	37	32	27
Net assets at end of period (000 omitted)	$95,629	$93,329	$168,061	$94,350	$69,443

Class R1	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$26.70	$36.41	$24.80	$27.97	$31.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.16	$0.05	$0.30	$(0.05)
Net realized and unrealized gain (loss)	(1.54)	(9.30)	11.56	(3.09)	(3.04)
Total from investment operations	$(1.19)	$(9.14)	$11.61	$(2.79)	$(3.09)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.57)	$—	$(0.38)	$(0.11)
Net asset value, end of period (x)	$25.42	$26.70	$36.41	$24.80	$27.97
Total return (%) (r)(s)(t)(x)	(4.47)	(25.33)	46.81	(10.22)	(9.89)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	2.13	2.10	2.09	2.14	2.19
Expenses after expense reductions	2.06	2.06	2.06	2.06	2.17
Net investment income (loss)	1.42	0.53	0.16	1.08	(0.18)
Portfolio turnover	36	38	37	32	27
Net assets at end of period (000 omitted)	$1,296	$1,414	$725	$1,742	$1,844
See Notes to Financial Statements
22

Financial Highlights – continued
Class R2	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$27.77	$37.68	$25.64	$28.87	$31.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.50	$0.36	$0.22	$0.49	$0.14
Net realized and unrealized gain (loss)	(1.61)	(9.68)	11.94	(3.22)	(3.15)
Total from investment operations	$(1.11)	$(9.32)	$12.16	$(2.73)	$(3.01)
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.59)	$(0.12)	$(0.50)	$(0.08)
Net asset value, end of period (x)	$26.44	$27.77	$37.68	$25.64	$28.87
Total return (%) (r)(s)(t)(x)	(3.99)	(24.96)	47.47	(9.76)	(9.42)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.63	1.59	1.59	1.63	1.69
Expenses after expense reductions	1.56	1.56	1.56	1.56	1.67
Net investment income (loss)	1.92	1.11	0.67	1.68	0.48
Portfolio turnover	36	38	37	32	27
Net assets at end of period (000 omitted)	$2,028	$2,427	$4,227	$3,431	$4,614

Class R3	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$30.51	$41.17	$27.95	$31.47	$34.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.63	$0.56	$0.41	$0.51	$0.21
Net realized and unrealized gain (loss)	(1.78)	(10.69)	12.96	(3.41)	(3.42)
Total from investment operations	$(1.15)	$(10.13)	$13.37	$(2.90)	$(3.21)
Less distributions declared to shareholders
From net investment income	$(0.28)	$(0.53)	$(0.15)	$(0.62)	$(0.16)
Net asset value, end of period (x)	$29.08	$30.51	$41.17	$27.95	$31.47
Total return (%) (r)(s)(t)(x)	(3.75)	(24.78)	47.89	(9.55)	(9.19)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.38	1.34	1.34	1.39	1.44
Expenses after expense reductions	1.31	1.31	1.31	1.31	1.42
Net investment income (loss)	2.20	1.52	1.13	1.64	0.66
Portfolio turnover	36	38	37	32	27
Net assets at end of period (000 omitted)	$1,286	$1,406	$5,103	$6,246	$2,405
See Notes to Financial Statements
23

Financial Highlights – continued
Class R4	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$30.43	$41.24	$28.03	$31.47	$34.85
Income (loss) from investment operations
Net investment income (loss) (d)	$0.70	$0.60	$0.43	$0.81	$0.30
Net realized and unrealized gain (loss)	(1.78)	(10.62)	13.06	(3.63)	(3.43)
Total from investment operations	$(1.08)	$(10.02)	$13.49	$(2.82)	$(3.13)
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.79)	$(0.28)	$(0.62)	$(0.25)
Net asset value, end of period (x)	$28.98	$30.43	$41.24	$28.03	$31.47
Total return (%) (r)(s)(t)(x)	(3.53)	(24.57)	48.20	(9.31)	(8.97)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.13	1.10	1.09	1.13	1.19
Expenses after expense reductions	1.06	1.06	1.06	1.06	1.17
Net investment income (loss)	2.46	1.70	1.20	2.54	0.93
Portfolio turnover	36	38	37	32	27
Net assets at end of period (000 omitted)	$4,138	$3,264	$3,037	$2,673	$6,917

Class R6	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$32.26	$43.67	$29.66	$33.30	$36.86
Income (loss) from investment operations
Net investment income (loss) (d)	$0.79	$0.66	$0.47	$0.70	$0.37
Net realized and unrealized gain (loss)	(1.88)	(11.24)	13.86	(3.64)	(3.65)
Total from investment operations	$(1.09)	$(10.58)	$14.33	$(2.94)	$(3.28)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.83)	$(0.32)	$(0.70)	$(0.28)
Net asset value, end of period (x)	$30.77	$32.26	$43.67	$29.66	$33.30
Total return (%) (r)(s)(t)(x)	(3.34)	(24.49)	48.43	(9.21)	(8.86)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.97	0.95	0.98	1.03	1.06
Expenses after expense reductions	0.90	0.92	0.95	0.95	1.04
Net investment income (loss)	2.62	1.76	1.20	2.10	1.07
Portfolio turnover	36	38	37	32	27
Net assets at end of period (000 omitted)	$6,638,192	$6,524,541	$7,034,144	$3,336,889	$1,817,161

See Notes to Financial Statements
24

Financial Highlights – continued
(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
25

Notes to Financial Statements
(1) Business and Organization
MFS Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the
26

Notes to Financial Statements  - continued
adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,
27

Notes to Financial Statements  - continued
an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$1,970,053,662	$—	$—	$1,970,053,662
South Korea	1,004,824,780	—	—	1,004,824,780
India	927,965,551	—	—	927,965,551
Taiwan	838,846,939	—	—	838,846,939
Brazil	589,878,606	—	—	589,878,606
Hong Kong	221,867,541	—	—	221,867,541
Mexico	177,347,051	—	—	177,347,051
United Arab Emirates	141,485,218	—	—	141,485,218
South Africa	139,722,357	—	—	139,722,357
Other Countries	689,235,911	88,110,209	0	777,346,120
Mutual Funds	103,829,198	—	—	103,829,198
Total	$6,805,056,814	$88,110,209	$0	$6,893,167,023
For further information regarding security characteristics, see the Portfolio of Investments.
The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.
Equity Securities
Balance as of 5/31/22	$9,364,582
Change in unrealized appreciation or depreciation	(9,364,582)
Balance as of 5/31/23	$0
The net change in unrealized appreciation or depreciation from investments held as level 3 at May 31, 2023 is $(9,364,582). At May 31, 2023, the fund held three level 3 securities.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses
28

Notes to Financial Statements  - continued
are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $939,688. The fair value of the fund's investment securities on loan and a related liability of $1,012,368 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.
29

Notes to Financial Statements  - continued
Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last fiscal year is as follows:
	Year ended 5/31/23	Year ended 5/31/22
Ordinary income (including any short-term capital gains)	$84,500,407	$166,001,001
30

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/23
Cost of investments	$7,344,729,861
Gross appreciation	1,033,455,172
Gross depreciation	(1,485,018,010)
Net unrealized appreciation (depreciation)	$(451,562,838)
Undistributed ordinary income	97,874,717
Capital loss carryforwards	(600,894,870)
Other temporary differences	(8,710,044)
Total distributable earnings (loss)	$(963,293,035)
As of May 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(121,464,022)
Long-Term	(479,430,848)
Total	$(600,894,870)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/23	Year ended 5/31/22
Class A	$1,488,810	$3,746,308
Class B	—	19,273
Class C	2,881	92,736
Class I	1,014,675	2,540,071
Class R1	4,210	30,209
Class R2	18,291	60,871
Class R3	11,900	24,405
Class R4	51,534	67,017
Class R6	81,908,106	159,420,111
Total	$84,500,407	$166,001,001
31

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $500 million	1.05%
In excess of $500 million and up to $1 billion	0.95%
In excess of $1 billion and up to $4 billion	0.90%
In excess of $4 billion and up to $10 billion	0.85%
In excess of $10 billion	0.80%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until September 30, 2024. For the year ended May 31, 2023, this management fee reduction amounted to $856,340, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.88% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
1.31%	2.06%	2.06%	1.06%	2.06%	1.56%	1.31%	1.06%	0.95%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2023, this reduction amounted to $3,644,016, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $41,039 for the year ended May 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
32

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 388,035
Class B	0.75%	0.25%	1.00%	1.00%	8,190
Class C	0.75%	0.25%	1.00%	1.00%	43,208
Class R1	0.75%	0.25%	1.00%	1.00%	12,508
Class R2	0.25%	0.25%	0.50%	0.50%	10,756
Class R3	—	0.25%	0.25%	0.25%	3,085
Total Distribution and Service Fees					$465,782
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2023, this rebate amounted to $44 for Class A shares and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2023, were as follows:
Amount
Class A	$8,085
Class B	808
Class C	284
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2023, the fee was $84,000, which equated to 0.0013% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $462,658.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
33

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.0104% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2023, the fund engaged in sale transactions pursuant to this policy, which amounted to $402,275. The sales transactions resulted in net realized gains (losses) of $(50,594).
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2023, this reimbursement amounted to $1,247,876, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended May 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $2,742,492,470 and $2,246,992,509, respectively.
34

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,116,192	$31,586,724	1,679,530	$60,751,635
Class B	47	1,236	963	31,949
Class C	17,092	443,639	40,334	1,296,195
Class I	1,596,262	48,699,126	1,072,350	40,125,547
Class R1	6,926	174,653	36,663	1,236,444
Class R2	13,923	362,690	15,641	502,926
Class R3	9,392	267,227	19,233	670,524
Class R4	88,076	2,424,825	73,753	2,450,523
Class R6	34,564,768	1,031,265,983	40,873,031	1,604,441,159
	37,412,678	$1,115,226,103	43,811,498	$1,711,506,902
Shares issued to shareholders in reinvestment of distributions
Class A	51,966	$1,467,510	102,772	$3,671,014
Class B	—	—	569	18,679
Class C	107	2,710	2,639	84,368
Class I	31,705	945,138	61,187	2,305,538
Class R1	170	4,210	964	30,209
Class R2	704	18,096	1,847	60,076
Class R3	422	11,900	684	24,404
Class R4	1,834	51,534	1,885	67,017
Class R6	2,747,172	81,893,191	4,230,665	159,411,469
	2,834,080	$84,394,289	4,403,212	$165,672,774
Shares reacquired
Class A	(1,269,057)	$(35,587,500)	(1,198,700)	$(41,848,332)
Class B	(16,562)	(425,997)	(23,115)	(723,772)
Class C	(74,066)	(1,867,043)	(127,255)	(3,991,921)
Class I	(1,412,925)	(41,605,263)	(2,090,700)	(76,600,389)
Class R1	(9,102)	(220,402)	(4,550)	(137,415)
Class R2	(25,307)	(662,203)	(42,273)	(1,371,669)
Class R3	(11,677)	(332,283)	(97,790)	(3,639,461)
Class R4	(54,401)	(1,536,328)	(42,018)	(1,471,477)
Class R6	(23,799,936)	(710,410,441)	(3,973,878)	(145,314,521)
	(26,673,033)	$(792,647,460)	(7,600,279)	$(275,098,957)
35

Notes to Financial Statements  - continued
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Net change
Class A	(100,899)	$(2,533,266)	583,602	$22,574,317
Class B	(16,515)	(424,761)	(21,583)	(673,144)
Class C	(56,867)	(1,420,694)	(84,282)	(2,611,358)
Class I	215,042	8,039,001	(957,163)	(34,169,304)
Class R1	(2,006)	(41,539)	33,077	1,129,238
Class R2	(10,680)	(281,417)	(24,785)	(808,667)
Class R3	(1,863)	(53,156)	(77,873)	(2,944,533)
Class R4	35,509	940,031	33,620	1,046,063
Class R6	13,512,004	402,748,733	41,129,818	1,618,538,107
	13,573,725	$406,972,932	40,614,431	$1,602,080,719
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, and the MFS Aggresive Growth Allocation Fund were the owners of record of approximately 90%, 2%, and 1% of the value of outstanding voting shares of the fund, respectively. In addition, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, and the MFS Moderate Allocation Fund were each the owners of record of less than 1% of the value of the outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an
36

Notes to Financial Statements  - continued
agreed upon spread. For the year ended May 31, 2023, the fund’s commitment fee and interest expense were $33,711 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
Hugel, Inc.	$47,738,861	$20,596,443	$8,793,023	$(6,758,440)	$(566,153)	$52,217,688
MFS Institutional Money Market Portfolio	149,697,470	1,545,799,770	1,592,668,933	559	(12,036)	102,816,830
	$197,436,331	$1,566,396,213	$1,601,461,956	$(6,757,881)	$(578,189)	$155,034,518

Affiliated Issuers	Dividend Income	Capital Gain Distributions
Hugel, Inc.	$—	$—
MFS Institutional Money Market Portfolio	3,571,279	—
	$3,571,279	$—
(8) Russia and Ukraine Conflict
The fund invests in securities and/or derivative instruments that are economically tied to Russia and/or Ukraine. Escalation of the conflict between Russia and Ukraine in late February 2022 caused market volatility and disruption in the tradability of Russian securities, including closure of the local securities market, temporary restriction on securities sales by non-residents, and disruptions to clearance and payment systems. To the extent that the fund is unable to sell securities, whether due to market constraints or to the sanctions imposed on Russia by the United States and other countries, those securities are considered illiquid and the value of those securities reflects their illiquid classification. Management continues to monitor these events and to evaluate the related impacts on fund performance.
37

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS Emerging Markets Equity Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
38

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
July 14, 2023
39

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
41

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
42

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Rajesh Nair Harry Purcell
43

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
44

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
Income derived from foreign sources was $241,767,928. The fund intends to pass through foreign tax credits of $31,095,721 for the fiscal year.
45

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
47

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2023
MFS®  International Growth Fund
FGF-ANN

MFS® International Growth Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
Roche Holding AG	4.5%
Nestle S.A.	4.4%
SAP SE	4.1%
LVMH Moet Hennessy Louis Vuitton SE	3.7%
Hitachi Ltd.	3.6%
Schneider Electric SE	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.4%
Linde PLC	3.1%
Reckitt Benckiser Group PLC	2.5%
AIA Group Ltd.	2.5%
GICS equity sectors (g)
Industrials	15.1%
Information Technology	15.0%
Health Care	15.0%
Consumer Staples	13.4%
Materials	12.4%
Consumer Discretionary	12.3%
Financials	10.9%
Communication Services	2.5%
Energy	0.9%
Utilities	0.4%
Issuer country weightings (x)
France	17.0%
Switzerland	12.6%
Germany	10.7%
Japan	9.4%
United Kingdom	8.5%
Canada	5.9%
United States	5.2%
Taiwan	4.8%
India	4.1%
Other Countries	21.8%
Currency exposure weightings (y)
Euro	32.6%
Swiss Franc	12.6%
British Pound Sterling	9.8%
Japanese Yen	9.4%
United States Dollar	7.4%
Hong Kong Dollar	5.5%
Canadian Dollar	5.1%
Taiwan Dollar	4.8%
Indian Rupee	4.1%
Other Currencies	8.7%

1

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2023.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended May 31, 2023, Class A shares of the MFS International Growth Fund (fund) provided a total return of 6.12%, at net asset value. This compares with a return of 0.23% for the fund’s benchmark, the MSCI All Country World (ex-US) Growth Index (net div).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators, setting the stage for a substantial drop in longer-term interest rates. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. On a more upbeat note, China’s abandonment of its Zero-COVID policy ushered in an uptick in economic activity in the world’s second-largest economy. In developed markets, consumer demand, particularly for services, remained solid.
Policymakers find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act. That juxtaposition suggests that we may be nearing peak monetary policy rates.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Relative to the MSCI All Country World (ex-US) Growth Index, favorable stock selection within the financials sector contributed to performance, led by the fund’s overweight position in financial services firm Element Fleet Management (Canada).
Strong security selection within the consumer discretionary sector also aided relative returns. Here, the fund’s overweight holdings of luxury goods company LVMH Moet Hennessy Louis Vuitton (France) and online betting and gaming operator Flutter Entertainment (Ireland) helped relative results. Also strengthening relative performance
3

Management Review - continued
was the timing of the fund’s ownership in shares of e-commerce platform manager Meituan(h) (China), which the fund received as a small stub position after Tencent  (a security that the fund has held since March 2020) distributed its stake to investors as a special dividend.
Stock selection within the information technology sector was another contributor to relative results, led by the fund’s overweight position in enterprise applications company SAP (Germany). The stock price of SAP climbed as the company reported financial results above expectations, powered by solid revenue growth within its cloud services division.
Security selection within the industrials sector further boosted relative performance. Within this sector, the fund’s overweight holdings of electrical distribution equipment manufacturer Schneider Electric (France) and diversified industrial manufacturer Rolls-Royce (United Kingdom), and the fund’s out-of-benchmark holding of electronics company Hitachi(b) (Japan), positively impacted relative returns. The stock price of Schneider Electric advanced as the company reported better-than-expected organic sales growth driven by strong performance in its energy management segment.
Elsewhere, the fund’s holdings of consumer products manufacturer ITC(b) (India) and industrial gas supplier Linde(b) aided relative performance.
Detractors from Performance
During the reporting period, stock selection in the health care sector detracted from relative returns, led by the timing of the fund’s ownership in shares of pharmaceutical company Novo Nordisk(h) (Denmark). The share price of Novo Nordisk rallied toward the end of the reporting period after the company announced very encouraging results from its Phase III PIONEER PLUS trial for patients with Type 2 Diabetes, showing a strong profile on the reduction of average blood sugar and superior weight loss. The fund’s holdings of life sciences company Bayer(b) (Germany) also held back relative performance.
Stocks in other sectors that detracted from relative returns included the fund’s overweight positions in beauty and health products developer Amorepacific (South Korea), internet search engine and online computer games provider NAVER (South Korea) and internet search engine provider Z Holdings (Japan). An underweight position in ASML (Netherlands), a lithography systems manufacturer for the semiconductor industry, and not owning shares of strong-performing luxury goods maker Hermes International (France), luxury goods company Richemont (Switzerland), cosmetics and beauty products company L'Oreal (France) and cloud-based e-commerce platform operator Shopify (Canada), also weakened relative performance.
Respectfully,
Portfolio Manager(s)
Matthew Barrett and Kevin Dwan
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These
4

Management Review - continued
views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 5/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 5/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/24/95	6.12%	5.63%	6.36%
B	10/24/95	5.32%	4.85%	5.56%
C	7/01/96	5.33%	4.85%	5.56%
I	1/02/97	6.37%	5.90%	6.62%
R1	10/01/08	5.30%	4.85%	5.56%
R2	10/01/08	5.85%	5.37%	6.09%
R3	10/01/08	6.11%	5.64%	6.36%
R4	10/01/08	6.38%	5.90%	6.62%
R6	5/01/06	6.53%	6.01%	6.74%
Comparative benchmark(s)
MSCI All Country World (ex-US) Growth Index (net div) (f)	0.23%	2.95%	4.78%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	0.01%	4.39%	5.73%
B With CDSC (Declining over six years from 4% to 0%) (v)	1.32%	4.51%	5.56%
C With CDSC (1% for 12 months) (v)	4.33%	4.85%	5.56%
CDSC - Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI All Country World (ex-U.S.) Growth Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, excluding the U.S.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
7

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2022 through May 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2022 through May 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/22	Ending Account Value 5/31/23	Expenses Paid During Period (p) 12/01/22-5/31/23
A	Actual	1.08%	$1,000.00	$1,044.74	$5.51
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
B	Actual	1.83%	$1,000.00	$1,040.89	$9.31
	Hypothetical (h)	1.83%	$1,000.00	$1,015.81	$9.20
C	Actual	1.83%	$1,000.00	$1,040.96	$9.31
	Hypothetical (h)	1.83%	$1,000.00	$1,015.81	$9.20
I	Actual	0.83%	$1,000.00	$1,046.02	$4.23
	Hypothetical (h)	0.83%	$1,000.00	$1,020.79	$4.18
R1	Actual	1.83%	$1,000.00	$1,040.95	$9.31
	Hypothetical (h)	1.83%	$1,000.00	$1,015.81	$9.20
R2	Actual	1.33%	$1,000.00	$1,043.68	$6.78
	Hypothetical (h)	1.33%	$1,000.00	$1,018.30	$6.69
R3	Actual	1.08%	$1,000.00	$1,044.85	$5.51
	Hypothetical (h)	1.08%	$1,000.00	$1,019.55	$5.44
R4	Actual	0.83%	$1,000.00	$1,046.04	$4.23
	Hypothetical (h)	0.83%	$1,000.00	$1,020.79	$4.18
R6	Actual	0.70%	$1,000.00	$1,046.72	$3.57
	Hypothetical (h)	0.70%	$1,000.00	$1,021.44	$3.53
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
5/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.9%
Aerospace & Defense – 1.5%
Rolls-Royce Holdings PLC (a)	93,098,040	$165,954,702
Singapore Technologies Engineering Ltd.	16,670,900	45,119,791
		$211,074,493
Alcoholic Beverages – 4.5%
Diageo PLC	7,701,759	$320,662,719
Pernod Ricard S.A.	1,555,425	336,010,279
		$656,672,998
Apparel Manufacturers – 5.4%
Burberry Group PLC	3,739,980	$100,211,558
Kering S.A.	273,424	145,649,256
LVMH Moet Hennessy Louis Vuitton SE	627,926	546,281,746
		$792,142,560
Automotive – 0.5%
Koito Manufacturing Co. Ltd.	3,507,800	$66,014,366
Brokerage & Asset Managers – 1.8%
Deutsche Boerse AG	942,342	$162,674,039
London Stock Exchange Group PLC	969,470	103,110,602
		$265,784,641
Business Services – 1.9%
Experian PLC	5,033,791	$177,333,695
Nomura Research Institute Ltd.	3,881,900	97,796,296
		$275,129,991
Chemicals – 0.7%
UPL Ltd.	12,452,966	$103,122,580
Computer Software – 6.6%
Dassault Systemes SE	2,269,710	$99,736,707
Kingsoft Corp.	12,846,600	46,674,938
NICE Systems Ltd., ADR (a)	332,850	68,547,129
Oracle Corp. Japan (l)	1,218,000	93,366,158
SAP SE	4,617,067	602,980,784
Wisetech Global Ltd.	893,132	43,471,574
		$954,777,290
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 6.9%
Amadeus IT Group S.A. (a)	4,453,983	$318,501,768
Cap Gemini S.A.	932,742	162,312,927
Hitachi Ltd.	9,196,400	531,090,862
		$1,011,905,557
Construction – 0.3%
Kingspan Group PLC	725,669	$48,153,455
Consumer Products – 3.4%
AmorePacific Corp.	1,214,671	$95,636,180
KOSE Corp.	309,600	31,109,994
Reckitt Benckiser Group PLC	4,775,364	371,031,938
		$497,778,112
Electrical Equipment – 3.5%
Schneider Electric SE	2,943,681	$507,656,524
Electronics – 5.6%
ASML Holding N.V.	227,604	$163,366,529
SK Hynix, Inc.	1,924,180	157,442,794
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,997,230	492,676,906
		$813,486,229
Energy - Independent – 0.9%
Reliance Industries Ltd.	4,465,574	$133,316,426
Entertainment – 0.2%
Lottery Corp. Ltd.	9,327,031	$30,212,505
Food & Beverages – 4.4%
Nestle S.A.	5,457,058	$646,518,318
Food & Drug Stores – 0.4%
Ocado Group PLC (a)	1,922,002	$8,822,325
Sugi Holdings Co. Ltd.	1,304,400	54,207,615
		$63,029,940
Gaming & Lodging – 1.9%
Aristocrat Leisure Ltd.	3,661,088	$88,467,337
Flutter Entertainment PLC (a)	957,452	187,407,338
		$275,874,675
Insurance – 3.0%
AIA Group Ltd.	38,375,600	$368,051,333
Ping An Insurance Co. of China Ltd., “H”	11,049,000	70,128,192
		$438,179,525
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Internet – 2.2%
NAVER Corp.	588,891	$88,516,673
Tencent Holdings Ltd.	3,768,000	149,460,223
Z Holdings Corp.	29,743,500	74,099,902
		$312,076,798
Leisure & Toys – 0.5%
Prosus N.V.	999,153	$65,756,445
Machinery & Tools – 5.2%
Assa Abloy AB	10,458,635	$232,075,721
Delta Electronics, Inc.	20,405,000	210,175,982
GEA Group AG	3,689,287	154,939,320
RB Global, Inc. (l)	3,174,780	165,836,943
		$763,027,966
Major Banks – 1.4%
DBS Group Holdings Ltd.	9,023,700	$202,187,466
Medical & Health Technology & Services – 0.3%
Alcon, Inc.	611,815	$47,467,305
Medical Equipment – 5.2%
EssilorLuxottica	2,019,518	$363,605,242
QIAGEN N.V. (a)	3,752,875	169,323,262
Sonova Holding AG	428,001	109,684,802
Terumo Corp.	3,959,700	120,673,865
		$763,287,171
Natural Gas - Distribution – 0.4%
China Resources Gas Group Ltd.	15,405,900	$50,661,447
Other Banks & Diversified Financials – 4.7%
AEON Financial Service Co. Ltd.	1,124,300	$9,602,849
Credicorp Ltd.	917,930	118,826,039
Element Fleet Management Corp.	8,556,787	129,785,815
Grupo Financiero Banorte S.A. de C.V.	13,171,209	105,576,671
HDFC Bank Ltd.	9,745,705	189,755,933
Kasikornbank Co. Ltd.	13,873,400	51,626,589
Kotak Mahindra Bank Ltd.	3,347,291	81,499,586
		$686,673,482
Pharmaceuticals – 9.4%
Bayer AG	3,407,450	$189,905,566
Chugai Pharmaceutical Co. Ltd.	2,936,200	79,134,621
Hypera S.A.	6,822,592	54,894,882
Merck KGaA	844,239	146,866,783
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – continued
Novartis AG	2,556,315	$244,642,784
Roche Holding AG	2,070,198	655,098,615
		$1,370,543,251
Precious Metals & Minerals – 2.6%
Agnico Eagle Mines Ltd.	3,570,315	$181,684,980
Franco-Nevada Corp.	1,369,167	198,975,518
		$380,660,498
Railroad & Shipping – 1.2%
Canadian National Railway Co.	936,116	$105,528,357
Canadian Pacific Kansas City Ltd.	948,498	72,274,499
		$177,802,856
Restaurants – 1.1%
Sodexo	312,952	$33,802,687
Yum China Holdings, Inc.	1,537,316	86,796,861
Yum China Holdings, Inc.	656,150	36,584,755
		$157,184,303
Specialty Chemicals – 9.1%
Akzo Nobel N.V.	1,488,838	$112,099,575
L'Air Liquide S.A.	1,712,155	286,670,450
Linde PLC	1,277,468	451,789,333
Nitto Denko Corp.	2,024,100	144,262,071
Showa Denko K. K.	4,386,800	67,159,838
Sika AG	471,606	128,626,879
Symrise AG	1,253,785	133,990,305
		$1,324,598,451
Specialty Stores – 0.6%
Alibaba Group Holding Ltd. (a)	8,589,000	$85,446,315
Just Eat Takeaway.com (a)	256,927	3,863,486
		$89,309,801
Tobacco – 0.6%
ITC Ltd.	15,787,434	$85,013,179
Total Common Stocks (Identified Cost, $11,265,153,911)		$14,267,080,604
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 1.5%
Money Market Funds – 1.5%
MFS Institutional Money Market Portfolio, 4.88% (v) (Identified Cost, $219,823,976)	219,830,981	$219,808,998

Other Assets, Less Liabilities – 0.6%		94,550,420
Net Assets – 100.0%		$14,581,440,022

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $219,808,998 and $14,267,080,604, respectively.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 5/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $15,092,900 of securities on loan (identified cost, $11,265,153,911)	$14,267,080,604
Investments in affiliated issuers, at value (identified cost, $219,823,976)	219,808,998
Foreign currency, at value (identified cost, $5,807,900)	5,807,236
Receivables for
Investments sold	59,340,340
Fund shares sold	31,138,514
Interest and dividends	79,762,354
Other assets	19,491
Total assets	$14,662,957,537
Liabilities
Payables for
Investments purchased	$57,537,654
Fund shares reacquired	7,383,284
Payable to affiliates
Investment adviser	539,238
Administrative services fee	3,389
Shareholder servicing costs	1,517,772
Distribution and service fees	15,490
Payable for independent Trustees' compensation	14
Deferred foreign capital gains tax expense payable	13,275,610
Accrued expenses and other liabilities	1,245,064
Total liabilities	$81,517,515
Net assets	$14,581,440,022
Net assets consist of
Paid-in capital	$11,458,545,865
Total distributable earnings (loss)	3,122,894,157
Net assets	$14,581,440,022
Shares of beneficial interest outstanding	363,359,483
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$626,068,211	16,126,427	$38.82
Class B	1,138,241	31,676	35.93
Class C	27,497,834	793,166	34.67
Class I	3,576,682,745	81,101,371	44.10
Class R1	7,181,752	213,150	33.69
Class R2	37,317,094	1,069,578	34.89
Class R3	269,664,201	7,013,887	38.45
Class R4	237,042,177	6,072,668	39.03
Class R6	9,798,847,767	250,937,560	39.05

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $41.19 [100 / 94.25 x $38.82]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 5/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$278,647,559
Dividends from affiliated issuers	7,338,919
Income on securities loaned	30,745
Interest	29,818
Other	21,285
Foreign taxes withheld	(30,784,095)
Total investment income	$255,284,231
Expenses
Management fee	$87,755,169
Distribution and service fees	2,305,921
Shareholder servicing costs	5,563,724
Administrative services fee	664,236
Independent Trustees' compensation	125,734
Custodian fee	1,423,094
Shareholder communications	323,967
Audit and tax fees	103,668
Legal fees	62,550
Miscellaneous	889,097
Total expenses	$99,217,160
Reduction of expenses by investment adviser and distributor	(1,708,685)
Net expenses	$97,508,475
Net investment income (loss)	$157,775,756
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $7,391,988 foreign capital gains tax)	$149,252,128
Affiliated issuers	(18,224)
Foreign currency	1,836,174
Net realized gain (loss)	$151,070,078
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $877,691 decrease in deferred foreign capital gains tax)	$528,411,036
Affiliated issuers	(15,451)
Translation of assets and liabilities in foreign currencies	567,893
Net unrealized gain (loss)	$528,963,478
Net realized and unrealized gain (loss)	$680,033,556
Change in net assets from operations	$837,809,312
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/23	5/31/22
Change in net assets
From operations
Net investment income (loss)	$157,775,756	$116,011,781
Net realized gain (loss)	151,070,078	543,815,219
Net unrealized gain (loss)	528,963,478	(2,408,457,443)
Change in net assets from operations	$837,809,312	$(1,748,630,443)
Total distributions to shareholders	$(356,010,679)	$(922,994,870)
Change in net assets from fund share transactions	$1,536,798,438	$714,185,698
Total change in net assets	$2,018,597,071	$(1,957,439,615)
Net assets
At beginning of period	12,562,842,951	14,520,282,566
At end of period	$14,581,440,022	$12,562,842,951
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$37.54	$45.69	$33.66	$32.76	$34.20
Income (loss) from investment operations
Net investment income (loss) (d)	$0.35	$0.21	$0.22	$0.23	$0.42
Net realized and unrealized gain (loss)	1.90	(5.48)	12.05	1.20	(0.73)
Total from investment operations	$2.25	$(5.27)	$12.27	$1.43	$(0.31)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.32)	$(0.24)	$(0.35)	$(0.29)
From net realized gain	(0.66)	(2.56)	—	(0.18)	(0.84)
Total distributions declared to shareholders	$(0.97)	$(2.88)	$(0.24)	$(0.53)	$(1.13)
Net asset value, end of period (x)	$38.82	$37.54	$45.69	$33.66	$32.76
Total return (%) (r)(s)(t)(x)	6.12	(12.34)	36.52	4.24	(0.64)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.09	1.08	1.08	1.08	1.10
Expenses after expense reductions	1.08	1.06	1.06	1.07	1.09
Net investment income (loss)	0.94	0.49	0.53	0.66	1.28
Portfolio turnover	17	12	23	17	17
Net assets at end of period (000 omitted)	$626,068	$534,840	$650,731	$546,391	$402,964
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$34.77	$42.52	$31.38	$30.67	$32.01
Income (loss) from investment operations
Net investment income (loss) (d)	$0.00(w)	$(0.13)	$(0.09)	$(0.06)	$0.11
Net realized and unrealized gain (loss)	1.82	(5.06)	11.23	1.15	(0.61)
Total from investment operations	$1.82	$(5.19)	$11.14	$1.09	$(0.50)
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.20)	$—
From net realized gain	(0.66)	(2.56)	—	(0.18)	(0.84)
Total distributions declared to shareholders	$(0.66)	$(2.56)	$—	$(0.38)	$(0.84)
Net asset value, end of period (x)	$35.93	$34.77	$42.52	$31.38	$30.67
Total return (%) (r)(s)(t)(x)	5.32	(12.99)	35.50	3.44	(1.36)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.84	1.83	1.82	1.83	1.85
Expenses after expense reductions	1.83	1.81	1.81	1.82	1.84
Net investment income (loss)	0.00(w)	(0.33)	(0.24)	(0.18)	0.35
Portfolio turnover	17	12	23	17	17
Net assets at end of period (000 omitted)	$1,138	$1,559	$2,439	$2,922	$4,599
See Notes to Financial Statements
21

Financial Highlights – continued
Class C	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$33.61	$41.19	$30.40	$29.76	$31.15
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$(0.11)	$(0.08)	$(0.04)	$0.14
Net realized and unrealized gain (loss)	1.73	(4.91)	10.87	1.10	(0.64)
Total from investment operations	$1.76	$(5.02)	$10.79	$1.06	$(0.50)
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.00)(w)	$—	$(0.24)	$(0.05)
From net realized gain	(0.66)	(2.56)	—	(0.18)	(0.84)
Total distributions declared to shareholders	$(0.70)	$(2.56)	$—	$(0.42)	$(0.89)
Net asset value, end of period (x)	$34.67	$33.61	$41.19	$30.40	$29.76
Total return (%) (r)(s)(t)(x)	5.33	(12.99)	35.49	3.46	(1.37)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.84	1.83	1.82	1.83	1.85
Expenses after expense reductions	1.83	1.81	1.81	1.82	1.84
Net investment income (loss)	0.09	(0.29)	(0.21)	(0.14)	0.48
Portfolio turnover	17	12	23	17	17
Net assets at end of period (000 omitted)	$27,498	$30,292	$41,907	$39,530	$42,015
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$42.50	$51.32	$37.75	$36.61	$38.08
Income (loss) from investment operations
Net investment income (loss) (d)	$0.48	$0.37	$0.39	$0.34	$0.60
Net realized and unrealized gain (loss)	2.18	(6.20)	13.49	1.35	(0.86)
Total from investment operations	$2.66	$(5.83)	$13.88	$1.69	$(0.26)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.43)	$(0.31)	$(0.37)	$(0.37)
From net realized gain	(0.66)	(2.56)	—	(0.18)	(0.84)
Total distributions declared to shareholders	$(1.06)	$(2.99)	$(0.31)	$(0.55)	$(1.21)
Net asset value, end of period (x)	$44.10	$42.50	$51.32	$37.75	$36.61
Total return (%) (r)(s)(t)(x)	6.37	(12.10)	36.85	4.51	(0.41)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.84	0.83	0.83	0.83	0.85
Expenses after expense reductions	0.83	0.81	0.82	0.82	0.84
Net investment income (loss)	1.14	0.77	0.84	0.89	1.63
Portfolio turnover	17	12	23	17	17
Net assets at end of period (000 omitted)	$3,576,683	$3,251,727	$3,722,298	$2,457,330	$1,974,109
See Notes to Financial Statements
23

Financial Highlights – continued
Class R1	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$32.73	$40.23	$29.72	$29.12	$30.57
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$(0.08)	$(0.06)	$(0.03)	$0.18
Net realized and unrealized gain (loss)	1.66	(4.81)	10.62	1.07	(0.68)
Total from investment operations	$1.70	$(4.89)	$10.56	$1.04	$(0.50)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.05)	$(0.05)	$(0.26)	$(0.11)
From net realized gain	(0.66)	(2.56)	—	(0.18)	(0.84)
Total distributions declared to shareholders	$(0.74)	$(2.61)	$(0.05)	$(0.44)	$(0.95)
Net asset value, end of period (x)	$33.69	$32.73	$40.23	$29.72	$29.12
Total return (%) (r)(s)(t)(x)	5.30	(12.99)	35.53	3.45	(1.39)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.84	1.83	1.83	1.83	1.85
Expenses after expense reductions	1.83	1.81	1.81	1.82	1.84
Net investment income (loss)	0.13	(0.21)	(0.17)	(0.11)	0.61
Portfolio turnover	17	12	23	17	17
Net assets at end of period (000 omitted)	$7,182	$6,895	$7,424	$4,890	$4,266
See Notes to Financial Statements
24

Financial Highlights – continued
Class R2	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$33.87	$41.51	$30.63	$29.92	$31.31
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.10	$0.10	$0.15	$0.28
Net realized and unrealized gain (loss)	1.73	(4.96)	10.97	1.07	(0.64)
Total from investment operations	$1.94	$(4.86)	$11.07	$1.22	$(0.36)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.22)	$(0.19)	$(0.33)	$(0.19)
From net realized gain	(0.66)	(2.56)	—	(0.18)	(0.84)
Total distributions declared to shareholders	$(0.92)	$(2.78)	$(0.19)	$(0.51)	$(1.03)
Net asset value, end of period (x)	$34.89	$33.87	$41.51	$30.63	$29.92
Total return (%) (r)(s)(t)(x)	5.85	(12.55)	36.20	3.95	(0.89)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.34	1.33	1.33	1.33	1.35
Expenses after expense reductions	1.33	1.31	1.31	1.32	1.34
Net investment income (loss)	0.62	0.26	0.28	0.48	0.92
Portfolio turnover	17	12	23	17	17
Net assets at end of period (000 omitted)	$37,317	$34,618	$40,886	$34,149	$18,890
See Notes to Financial Statements
25

Financial Highlights – continued
Class R3	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$37.20	$45.30	$33.38	$32.51	$33.96
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.21	$0.23	$0.23	$0.48
Net realized and unrealized gain (loss)	1.85	(5.43)	11.94	1.18	(0.79)
Total from investment operations	$2.23	$(5.22)	$12.17	$1.41	$(0.31)
Less distributions declared to shareholders
From net investment income	$(0.32)	$(0.32)	$(0.25)	$(0.36)	$(0.30)
From net realized gain	(0.66)	(2.56)	—	(0.18)	(0.84)
Total distributions declared to shareholders	$(0.98)	$(2.88)	$(0.25)	$(0.54)	$(1.14)
Net asset value, end of period (x)	$38.45	$37.20	$45.30	$33.38	$32.51
Total return (%) (r)(s)(t)(x)	6.11	(12.33)	36.55	4.22	(0.63)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.09	1.08	1.08	1.08	1.10
Expenses after expense reductions	1.08	1.06	1.06	1.07	1.09
Net investment income (loss)	1.03	0.49	0.58	0.69	1.47
Portfolio turnover	17	12	23	17	17
Net assets at end of period (000 omitted)	$269,664	$149,194	$182,926	$124,732	$59,575
See Notes to Financial Statements
26

Financial Highlights – continued
Class R4	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$37.74	$45.91	$33.79	$32.83	$34.28
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.33	$0.31	$0.31	$0.53
Net realized and unrealized gain (loss)	1.94	(5.51)	12.12	1.20	(0.76)
Total from investment operations	$2.35	$(5.18)	$12.43	$1.51	$(0.23)
Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.43)	$(0.31)	$(0.37)	$(0.38)
From net realized gain	(0.66)	(2.56)	—	(0.18)	(0.84)
Total distributions declared to shareholders	$(1.06)	$(2.99)	$(0.31)	$(0.55)	$(1.22)
Net asset value, end of period (x)	$39.03	$37.74	$45.91	$33.79	$32.83
Total return (%) (r)(s)(t)(x)	6.38	(12.11)	36.87	4.48	(0.40)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.84	0.83	0.83	0.83	0.85
Expenses after expense reductions	0.83	0.81	0.81	0.82	0.84
Net investment income (loss)	1.12	0.76	0.77	0.91	1.60
Portfolio turnover	17	12	23	17	17
Net assets at end of period (000 omitted)	$237,042	$224,116	$273,949	$262,925	$209,454
See Notes to Financial Statements
27

Financial Highlights – continued
Class R6	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$37.75	$45.93	$33.80	$32.81	$34.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.48	$0.38	$0.39	$0.34	$0.56
Net realized and unrealized gain (loss)	1.93	(5.51)	12.08	1.21	(0.78)
Total from investment operations	$2.41	$(5.13)	$12.47	$1.55	$(0.22)
Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.49)	$(0.34)	$(0.38)	$(0.40)
From net realized gain	(0.66)	(2.56)	—	(0.18)	(0.84)
Total distributions declared to shareholders	$(1.11)	$(3.05)	$(0.34)	$(0.56)	$(1.24)
Net asset value, end of period (x)	$39.05	$37.75	$45.93	$33.80	$32.81
Total return (%) (r)(s)(t)(x)	6.53	(12.01)	37.00	4.60	(0.34)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.72	0.71	0.72	0.74	0.77
Expenses after expense reductions	0.70	0.69	0.71	0.73	0.76
Net investment income (loss)	1.30	0.89	0.96	1.00	1.69
Portfolio turnover	17	12	23	17	17
Net assets at end of period (000 omitted)	$9,798,848	$8,329,602	$9,597,724	$7,506,854	$6,016,478

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
28

Notes to Financial Statements
(1) Business and Organization
MFS International Growth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, accounting, and auditing systems, greater government involvement in the economy, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater political, social, and economic instability than developed markets.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the
29

Notes to Financial Statements  - continued
adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,
30

Notes to Financial Statements  - continued
an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
France	$2,481,725,818	$—	$—	$2,481,725,818
Switzerland	1,832,038,703	—	—	1,832,038,703
Germany	1,560,680,059	—	—	1,560,680,059
Japan	1,368,518,437	—	—	1,368,518,437
United Kingdom	1,247,127,539	—	—	1,247,127,539
Canada	854,086,112	—	—	854,086,112
Taiwan	702,852,888	—	—	702,852,888
India	592,707,704	—	—	592,707,704
China	525,752,731	—	—	525,752,731
Other Countries	3,049,964,024	51,626,589	—	3,101,590,613
Mutual Funds	219,808,998	—	—	219,808,998
Total	$14,435,263,013	$51,626,589	$—	$14,486,889,602
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required
31

Notes to Financial Statements  - continued
collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $15,092,900. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $16,012,264 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three
32

Notes to Financial Statements  - continued
year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, redemptions in-kind, and foreign taxes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/23	Year ended 5/31/22
Ordinary income (including any short-term capital gains)	$140,003,197	$270,917,484
Long-term capital gains	216,007,482	652,077,386
Total distributions	$356,010,679	$922,994,870
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/23
Cost of investments	$11,626,831,933
Gross appreciation	3,696,876,098
Gross depreciation	(836,818,429)
Net unrealized appreciation (depreciation)	$2,860,057,669
Undistributed ordinary income	184,949,324
Undistributed long-term capital gain	95,334,197
Other temporary differences	(17,447,033)
Total distributable earnings (loss)	$3,122,894,157
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
33

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/23	Year ended 5/31/22
Class A	$13,864,705	$40,847,465
Class B	23,920	125,004
Class C	574,032	2,420,107
Class I	79,049,206	215,860,122
Class R1	151,707	494,877
Class R2	1,037,429	2,697,084
Class R3	4,166,824	11,487,587
Class R4	6,242,876	16,174,642
Class R6	250,899,980	632,887,982
Total	$356,010,679	$922,994,870
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $5 billion	0.70%
In excess of $5 billion and up to $10 billion	0.65%
In excess of $10 billion and up to $20 billion	0.62%
In excess of $20 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until September 30, 2024. For the year ended May 31, 2023, this management fee reduction amounted to $1,708,637, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.67% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $50,535 for the year ended May 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
34

Notes to Financial Statements  - continued
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 1,362,278
Class B	0.75%	0.25%	1.00%	1.00%	12,775
Class C	0.75%	0.25%	1.00%	1.00%	273,104
Class R1	0.75%	0.25%	1.00%	1.00%	67,076
Class R2	0.25%	0.25%	0.50%	0.50%	176,256
Class R3	—	0.25%	0.25%	0.25%	414,432
Total Distribution and Service Fees					$2,305,921
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2023, this rebate amounted to $48 for Class A shares, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2023, were as follows:
Amount
Class A	$5,506
Class B	963
Class C	1,263
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2023, the fee was $172,924, which equated to 0.0014% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs
35

Notes to Financial Statements  - continued
which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,390,800.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.0052% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2023, the fund engaged in purchase transactions pursuant to this policy, which amounted to $15,692,475.
(4) Portfolio Securities
For the year ended May 31, 2023, purchases and sales of investments, other than in-kind transactions and short-term obligations, aggregated $3,338,086,421 and $2,104,707,743, respectively.
36

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,504,817	$166,583,891	2,493,395	$106,890,437
Class B	496	17,215	132	5,134
Class C	97,601	3,242,887	80,222	3,100,489
Class I	32,566,074	1,354,125,285	19,757,359	939,764,882
Class R1	46,580	1,461,454	53,432	1,982,428
Class R2	417,278	13,556,114	385,551	14,647,471
Class R3	4,373,276	167,394,146	971,524	41,597,776
Class R4	2,851,626	106,448,088	2,067,677	86,536,916
Class R6	53,466,197	1,986,555,517	22,626,945	985,839,048
	98,323,945	$3,799,384,597	48,436,237	$2,180,364,581
Shares issued to shareholders in reinvestment of distributions
Class A	266,869	$9,831,448	718,108	$30,857,117
Class B	683	23,377	3,070	122,629
Class C	15,756	520,269	56,734	2,189,925
Class I	1,742,229	72,825,173	4,036,074	196,072,454
Class R1	4,728	151,707	13,165	494,877
Class R2	30,915	1,024,838	69,164	2,684,269
Class R3	114,191	4,166,824	269,852	11,487,587
Class R4	123,923	4,585,147	323,071	13,937,302
Class R6	6,396,422	236,603,642	13,956,815	601,957,439
	8,695,716	$329,732,425	19,446,053	$859,803,599
Shares reacquired
Class A	(2,891,874)	$(106,033,271)	(3,207,148)	$(134,098,035)
Class B	(14,325)	(483,478)	(15,731)	(629,324)
Class C	(221,462)	(7,201,560)	(253,076)	(9,625,780)
Class I	(29,723,143)	(1,219,905,266)	(19,801,953)	(934,132,572)
Class R1	(48,856)	(1,532,234)	(40,443)	(1,521,928)
Class R2	(400,770)	(13,374,756)	(417,631)	(15,887,122)
Class R3	(1,484,657)	(54,600,487)	(1,268,584)	(53,863,640)
Class R4	(2,841,076)	(105,190,267)	(2,418,992)	(104,302,465)
Class R6	(29,553,645)	(1,083,997,265)	(24,900,996)	(1,071,921,616)
	(67,179,808)	$(2,592,318,584)	(52,324,554)	$(2,325,982,482)
37

Notes to Financial Statements  - continued
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Net change
Class A	1,879,812	$70,382,068	4,355	$3,649,519
Class B	(13,146)	(442,886)	(12,529)	(501,561)
Class C	(108,105)	(3,438,404)	(116,120)	(4,335,366)
Class I	4,585,160	207,045,192	3,991,480	201,704,764
Class R1	2,452	80,927	26,154	955,377
Class R2	47,423	1,206,196	37,084	1,444,618
Class R3	3,002,810	116,960,483	(27,208)	(778,277)
Class R4	134,473	5,842,968	(28,244)	(3,828,247)
Class R6	30,308,974	1,139,161,894	11,682,764	515,874,871
	39,839,853	$1,536,798,438	15,557,736	$714,185,698
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund and the MFS Growth Allocation Fund were the owners of record of approximately 36% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Moderate Allocation Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an
38

Notes to Financial Statements  - continued
agreed upon spread. For the year ended May 31, 2023, the fund’s commitment fee and interest expense were $65,066 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$95,663,451	$2,274,102,434	$2,149,923,212	$(18,224)	$(15,451)	$219,808,998

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$7,338,919	$—
(8) Redemptions In-Kind
On December 2, 2022, the fund recorded a redemption in-kind of portfolio securities and cash that was valued at $32,966,952.  The redeeming shareholder generally receives a pro rata share of the securities held by the fund.  The distribution of such securities generated a realized gain of $15,899,298 for the fund, which is included in Net realized gain (loss) in the Statement of Operations. For tax purposes, no gains or losses were recognized with respect to the portfolio securities redeemed in-kind.
39

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS International Growth Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS International Growth Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
40

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
July 14, 2023
41

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
42

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
43

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
44

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Matthew Barrett Kevin Dwan
45

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
46

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $252,206,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $279,090,040. The fund intends to pass through foreign tax credits of $36,682,204 for the fiscal year.
47

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
49

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2023
MFS®  International Intrinsic Value Fund
FGI-ANN

MFS® International Intrinsic Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
Schneider Electric SE	3.9%
Nestle S.A.	3.6%
Franco-Nevada Corp.	3.2%
Cadence Design Systems, Inc.	2.8%
Legrand S.A.	2.6%
TotalEnergies SE	2.5%
Samsung Electronics Co. Ltd.	2.4%
Pernod Ricard S.A.	2.3%
Diageo PLC	2.1%
Deutsche Boerse AG	2.0%
GICS equity industries (g)
Industrials	19.9%
Information Technology	19.2%
Consumer Staples	16.2%
Financials	14.2%
Materials	11.3%
Health Care	5.4%
Energy	5.2%
Consumer Discretionary	3.9%
Real Estate	0.9%
Issuer country weightings (x)
France	16.9%
Japan	13.3%
Switzerland	13.0%
United Kingdom	12.2%
United States	10.9%
Germany	9.6%
Ireland	5.0%
Canada	4.8%
Spain	2.6%
Other Countries	11.7%
Currency exposure weightings (y)
Euro	36.3%
Japanese Yen	13.3%
Swiss Franc	13.0%
British Pound Sterling	12.2%
United States Dollar	10.9%
Canadian Dollar	4.8%
South Korean Won	2.4%
Taiwan Dollar	1.9%
Australian Dollar	1.8%
Other Currencies	3.4%

1

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2023.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended May 31, 2023, Class A shares of the MFS International Intrinsic Value Fund (fund) provided a total return of 3.67%, at net asset value. This compares with a return of 3.06% for the fund’s benchmark, the MSCI EAFE Index (net div).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators, setting the stage for a substantial drop in longer-term interest rates. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. On a more upbeat note, China’s abandonment of its Zero-COVID policy ushered in an uptick in economic activity in the world’s second-largest economy. In developed markets, consumer demand, particularly for services, remained solid.
Policymakers find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act. That juxtaposition suggests that we may be nearing peak monetary policy rates.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Contributors to Performance
During the reporting period, the fund’s overweight position and, to a lesser extent, stock selection in the information technology sector contributed to performance relative to the MSCI EAFE Index. Within this sector, holding shares of integrated circuits and electronic devices developer Cadence Design Systems(b) and simulation software developer Ansys(b) aided relative results. The stock price of Cadence Design Systems appreciated as the company delivered earnings per share results that exceeded expectations, driven by strong chip design activity, an expanding customer base and
3

Management Review - continued
increased confidence in its hardware prototyping business. Additionally, the fund’s overweight position in precision processing equipment and tooling manufacturer DISCO Corporation (Japan) benefited the fund’s relative returns.
Strong stock selection in the consumer staples sector also bolstered relative performance, led by the fund’s holdings of pharmaceutical manufacturing company Rohto Pharmaceutical(b) (Japan) and its overweight positions in cosmetics and beauty products company L'Oreal (France) and wine and alcoholic beverage producer Pernod Ricard (France).
Elsewhere, the fund’s overweight positions in electrical distribution equipment manufacturer Schneider Electric (France) and luxury goods company Richemont (Switzerland) strengthened relative results. The stock price of Schneider Electric advanced as the company reported better-than-expected organic sales growth driven by strong performance in its energy management segment. Additionally, not holding shares of car maker Toyota Motor (Japan) and global mining company Anglo American (United Kingdom) supported relative performance.
During the reporting period, the fund's relative currency exposure, resulting primarily from exposure differences between the fund and the benchmark to holdings of securities denominated in foreign currencies, further contributed to relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.
Detractors from Performance
The fund’s underweight position in the consumer discretionary sector weakened relative returns over the reporting period. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's largest relative detractors for the reporting period.
The combination of an underweight position and stock selection in the financials sector also hindered relative performance. Here, the fund’s overweight position in stock exchange Euronext (Netherlands) was among the fund’s top relative detractors.
Stock selection in both the real estate and health care sectors held back relative returns. Within the real estate sector, overweight positions in residential real estate management company Vonovia (Germany) and real estate company LEG Immobilien (Germany), and the fund’s holdings of real estate company Tag Immobilien(b) (Germany), negatively impacted relative results. The stock price of Vonovia declined after the company lowered its fiscal year 2023 guidance below expectations and halved its dividend payout ratio, citing challenging conditions in the housing market. Within the health care sector, not holding shares of pharmaceutical company Novo Nordisk (Denmark) hurt relative performance.
Stocks in other sectors that were among the top relative detractors included the fund's overweight positions in biotechnology company Novozymes (Denmark), analytical instrument manufacturer Shimadzu (Japan) and integrated energy and petroleum company TotalEnergies (France), and the timing of its ownership in shares of oil and gas company Woodside Energy (Australia). The stock price of Novozymes declined as investors appeared to have reacted negatively to the company's announced merger
4

Management Review - continued
agreement with CHR Hansen that intends to create a leading global biosolutions company. Additionally, the fund’s underweight position in ASML (Netherlands), a lithography systems manufacturer for the semiconductor industry, hindered relative performance.
Respectfully,
Portfolio Manager(s)
Philip Evans and Benjamin Stone
(b)	Security is not a benchmark constituent.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 5/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment
6

Performance Summary  - continued
Total Returns through 5/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	10-yr
A	10/24/95	3.67%	4.77%	7.38%
B	10/24/95	2.91%	3.99%	6.58%
C	7/01/96	2.90%	3.99%	6.57%
I	1/02/97	3.93%	5.03%	7.65%
R1	10/01/08	2.89%	3.99%	6.57%
R2	10/01/08	3.42%	4.51%	7.11%
R3	10/01/08	3.66%	4.77%	7.38%
R4	10/01/08	3.94%	5.03%	7.65%
R6	5/01/06	4.07%	5.15%	7.75%
Comparative benchmark(s)
MSCI EAFE Index (net div) (f)	3.06%	3.21%	4.56%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(2.29)%	3.53%	6.74%
B With CDSC (Declining over six years from 4% to 0%) (v)	(0.69)%	3.69%	6.58%
C With CDSC (1% for 12 months) (v)	2.01%	3.99%	6.57%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.
(f)	Source: FactSet Research Systems Inc.
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI EAFE (Europe, Australasia, Far East) Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented.
7

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2022 through May 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2022 through May 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/22	Ending Account Value 5/31/23	Expenses Paid During Period (p) 12/01/22-5/31/23
A	Actual	1.05%	$1,000.00	$1,049.31	$5.36
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
B	Actual	1.80%	$1,000.00	$1,045.65	$9.18
	Hypothetical (h)	1.80%	$1,000.00	$1,015.96	$9.05
C	Actual	1.80%	$1,000.00	$1,045.47	$9.18
	Hypothetical (h)	1.80%	$1,000.00	$1,015.96	$9.05
I	Actual	0.80%	$1,000.00	$1,050.73	$4.09
	Hypothetical (h)	0.80%	$1,000.00	$1,020.94	$4.03
R1	Actual	1.80%	$1,000.00	$1,045.50	$9.18
	Hypothetical (h)	1.80%	$1,000.00	$1,015.96	$9.05
R2	Actual	1.30%	$1,000.00	$1,048.18	$6.64
	Hypothetical (h)	1.30%	$1,000.00	$1,018.45	$6.54
R3	Actual	1.05%	$1,000.00	$1,049.37	$5.36
	Hypothetical (h)	1.05%	$1,000.00	$1,019.70	$5.29
R4	Actual	0.80%	$1,000.00	$1,050.77	$4.09
	Hypothetical (h)	0.80%	$1,000.00	$1,020.94	$4.03
R6	Actual	0.67%	$1,000.00	$1,051.52	$3.43
	Hypothetical (h)	0.67%	$1,000.00	$1,021.59	$3.38
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
Expense ratios include 0.02% of tax reclaim recovery expenses.
10

Portfolio of Investments
5/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 96.2%
Airlines – 1.0%
Ryanair Holdings PLC, ADR (a)	2,069,998	$217,515,390
Alcoholic Beverages – 4.3%
Diageo PLC	10,456,980	$435,376,339
Pernod Ricard S.A.	2,230,419	481,825,681
		$917,202,020
Apparel Manufacturers – 1.8%
Adidas AG	927,377	$150,177,935
Compagnie Financiere Richemont S.A.	792,118	125,721,281
LVMH Moet Hennessy Louis Vuitton SE	119,153	103,660,478
		$379,559,694
Automotive – 1.1%
Compagnie Generale des Etablissements Michelin	3,899,672	$110,711,651
Knorr-Bremse AG	1,887,895	129,109,811
		$239,821,462
Brokerage & Asset Managers – 2.7%
Deutsche Boerse AG	2,400,341	$414,364,599
Euronext N.V.	2,403,295	159,656,054
		$574,020,653
Business Services – 4.4%
Experian PLC	8,576,017	$302,121,558
Intertek Group PLC	3,733,679	192,932,905
Nomura Research Institute Ltd.	7,469,854	188,187,242
SGS S.A.	2,744,375	243,596,239
		$926,837,944
Chemicals – 0.9%
Givaudan S.A.	60,635	$199,464,683
Computer Software – 6.3%
ANSYS, Inc. (a)	559,307	$180,986,152
Cadence Design Systems, Inc. (a)	2,575,213	594,642,434
Dassault Systemes SE	3,689,310	162,117,464
NICE Systems Ltd., ADR (a)	337,429	69,490,128
SAP SE	2,572,010	335,899,957
		$1,343,136,135
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 4.5%
Amadeus IT Group S.A. (a)	3,990,335	$285,346,566
Cap Gemini S.A.	906,717	157,784,135
Samsung Electronics Co. Ltd.	9,456,193	508,700,079
		$951,830,780
Construction – 1.8%
CRH PLC	4,862,210	$229,197,289
Geberit AG	277,371	146,916,026
		$376,113,315
Consumer Products – 6.5%
Beiersdorf AG	1,645,064	$209,514,469
Haleon PLC	59,980,134	237,416,250
KOSE Corp.	470,700	47,298,044
L’Oréal S.A.	573,611	244,640,041
Lion Corp.	6,167,500	59,583,384
Reckitt Benckiser Group PLC	2,599,049	201,938,572
ROHTO Pharmaceutical Co. Ltd. (h)	13,023,400	277,620,657
Svenska Cellulosa Aktiebolaget	7,751,914	102,794,045
		$1,380,805,462
Electrical Equipment – 7.1%
Legrand S.A.	5,839,142	$552,119,577
Schneider Electric SE	4,801,795	828,100,110
Yokogawa Electric Corp.	6,106,100	115,350,836
		$1,495,570,523
Electronics – 6.7%
Analog Devices, Inc.	2,034,084	$361,436,386
ASML Holding N.V.	198,948	142,798,212
DISCO Corp.	1,402,800	204,894,886
Hirose Electric Co. Ltd. (h)	2,315,600	314,452,912
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	4,078,005	402,050,513
		$1,425,632,909
Energy - Independent – 1.8%
Woodside Energy Group Ltd.	17,071,816	$380,879,687
Energy - Integrated – 3.4%
Galp Energia SGPS S.A., “B”	8,187,236	$86,603,246
Petroleo Brasileiro S.A., ADR	9,955,033	102,337,739
TotalEnergies SE	9,272,712	526,107,945
		$715,048,930
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 5.8%
Chocoladefabriken Lindt & Sprungli AG	6,507	$77,805,358
Ezaki Glico Co. Ltd.	3,071,100	81,117,158
ITO EN Ltd.	908,300	26,924,666
Nestle S.A.	6,492,348	769,173,043
Toyo Suisan Kaisha Ltd. (h)	6,070,300	265,337,355
		$1,220,357,580
Food & Drug Stores – 0.1%
Ocado Group PLC (a)	3,229,077	$14,822,027
Insurance – 0.5%
Hiscox Ltd.	7,739,693	$112,837,688
Machinery & Tools – 6.5%
Epiroc AB	8,804,323	$154,151,511
GEA Group AG	4,524,169	190,001,935
IMI PLC (h)	16,393,349	325,056,485
Schindler Holding AG	1,187,002	245,806,838
SMC Corp.	535,300	288,464,554
Spirax-Sarco Engineering PLC	1,213,241	164,881,283
		$1,368,362,606
Major Banks – 5.4%
Bank of Ireland Group PLC	29,318,215	$275,588,545
NatWest Group PLC	89,659,604	289,537,178
Resona Holdings, Inc.	61,404,200	279,200,149
UBS Group AG	15,553,877	294,426,395
		$1,138,752,267
Medical Equipment – 4.4%
Agilent Technologies, Inc.	1,490,289	$172,381,730
Bruker BioSciences Corp.	2,544,172	175,802,285
EssilorLuxottica	1,399,748	252,018,408
Shimadzu Corp.	10,331,500	320,345,092
		$920,547,515
Metals & Mining – 1.1%
Glencore PLC	44,349,382	$226,990,391
Other Banks & Diversified Financials – 5.6%
AIB Group PLC	82,105,181	$336,304,933
CaixaBank S.A.	75,147,321	275,273,739
Chiba Bank Ltd.	20,799,100	130,027,031
Hachijuni Bank Ltd.	10,338,900	43,559,550
Julius Baer Group Ltd.	2,203,109	134,593,450
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Other Banks & Diversified Financials – continued
Jyske Bank A.S. (a)	1,312,546	$90,113,721
Mebuki Financial Group, Inc.	26,689,070	62,831,617
North Pacific Bank Ltd.	15,497,700	28,587,180
Sydbank A.S.	1,740,408	72,697,599
		$1,173,988,820
Pharmaceuticals – 2.5%
Bayer AG	3,221,744	$179,555,714
Roche Holding AG	1,131,698	358,117,336
		$537,673,050
Precious Metals & Minerals – 4.8%
Agnico Eagle Mines Ltd.	3,377,598	$171,878,062
Franco-Nevada Corp.	4,612,540	670,321,835
Wheaton Precious Metals Corp.	3,645,261	165,198,127
		$1,007,398,024
Printing & Publishing – 1.1%
Wolters Kluwer N.V.	2,081,632	$237,636,082
Real Estate – 0.9%
LEG Immobilien SE (a)	1,195,086	$61,968,019
TAG Immobilien AG (a)	5,004,797	40,068,719
Vonovia SE, REIT	5,170,613	94,841,080
		$196,877,818
Specialty Chemicals – 3.0%
Croda International PLC	1,186,752	$90,051,850
Kansai Paint Co. Ltd.	4,955,300	74,476,212
Novozymes A.S.	2,824,149	136,086,472
Sika AG	566,829	154,598,214
Symrise AG	1,684,613	180,032,311
		$635,245,059
Specialty Stores – 0.2%
Zalando SE (a)	1,525,982	$44,105,553
Total Common Stocks (Identified Cost, $15,656,693,476)		$20,359,034,067
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 3.1%
Money Market Funds – 3.1%
MFS Institutional Money Market Portfolio, 4.88% (v) (Identified Cost, $662,336,886)	662,415,103	$662,348,862

Other Assets, Less Liabilities – 0.7%		151,729,158
Net Assets – 100.0%		$21,173,112,087

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $1,844,816,271 and $19,176,566,658, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 5/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $14,858,931,467)	$19,176,566,658
Investments in affiliated issuers, at value (identified cost, $1,460,098,895)	1,844,816,271
Foreign currency, at value (identified cost, $4,472,925)	4,471,973
Receivables for
Fund shares sold	8,677,480
Interest and dividends	165,857,104
Other assets	33,118
Total assets	$21,200,422,604
Liabilities
Payables for
Investments purchased	$2,608,448
Fund shares reacquired	19,480,122
Payable to affiliates
Investment adviser	754,077
Administrative services fee	3,389
Shareholder servicing costs	3,144,869
Distribution and service fees	46,105
Payable for independent Trustees' compensation	742
Accrued expenses and other liabilities	1,272,765
Total liabilities	$27,310,517
Net assets	$21,173,112,087
Net assets consist of
Paid-in capital	$14,749,350,236
Total distributable earnings (loss)	6,423,761,851
Net assets	$21,173,112,087
Shares of beneficial interest outstanding	537,461,711
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,899,508,938	49,358,393	$38.48
Class B	2,312,677	64,801	35.69
Class C	33,852,367	1,016,256	33.31
Class I	6,689,895,007	162,297,439	41.22
Class R1	8,148,620	241,266	33.77
Class R2	132,772,421	3,800,460	34.94
Class R3	977,367,986	25,671,546	38.07
Class R4	622,734,290	16,107,447	38.66
Class R6	10,806,519,781	278,904,103	38.75

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $40.83 [100 / 94.25 x $38.48]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 5/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$440,639,182
Dividends from affiliated issuers	42,878,164
Interest	1,386,963
Income on securities loaned	295,294
Other	32,264
Foreign taxes withheld	(37,885,460)
Total investment income	$447,346,407
Expenses
Management fee	$141,282,105
Distribution and service fees	9,048,518
Shareholder servicing costs	12,869,173
Administrative services fee	664,236
Independent Trustees' compensation	131,741
Custodian fee	1,459,433
Shareholder communications	598,089
Audit and tax fees	74,434
Legal fees	106,936
Miscellaneous	2,716,406
Total expenses	$168,951,071
Reduction of expenses by investment adviser and distributor	(2,908,407)
Net expenses	$166,042,664
Net investment income (loss)	$281,303,743
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$3,047,462,336
Affiliated issuers	59,283,363
Foreign currency	(492,686)
Net realized gain (loss)	$3,106,253,013
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(2,846,133,718)
Affiliated issuers	89,958,884
Translation of assets and liabilities in foreign currencies	2,152,222
Net unrealized gain (loss)	$(2,754,022,612)
Net realized and unrealized gain (loss)	$352,230,401
Change in net assets from operations	$633,534,144
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/23	5/31/22
Change in net assets
From operations
Net investment income (loss)	$281,303,743	$194,762,942
Net realized gain (loss)	3,106,253,013	2,354,393,584
Net unrealized gain (loss)	(2,754,022,612)	(6,880,011,146)
Change in net assets from operations	$633,534,144	$(4,330,854,620)
Total distributions to shareholders	$(2,677,004,803)	$(2,264,172,425)
Change in net assets from fund share transactions	$(1,305,337,635)	$(889,370,986)
Total change in net assets	$(3,348,808,294)	$(7,484,398,031)
Net assets
At beginning of period	24,521,920,381	32,006,318,412
At end of period	$21,173,112,087	$24,521,920,381
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$42.44	$53.83	$44.47	$42.09	$42.91
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.20	$0.32	$0.21	$0.39
Net realized and unrealized gain (loss)	0.83	(7.57)	11.78	3.93	0.45
Total from investment operations	$1.22	$(7.37)	$12.10	$4.14	$0.84
Less distributions declared to shareholders
From net investment income	$(0.30)	$(0.39)	$(0.21)	$(0.37)	$(0.51)
From net realized gain	(4.88)	(3.63)	(2.53)	(1.39)	(1.15)
Total distributions declared to shareholders	$(5.18)	$(4.02)	$(2.74)	$(1.76)	$(1.66)
Net asset value, end of period (x)	$38.48	$42.44	$53.83	$44.47	$42.09
Total return (%) (r)(s)(t)(x)	3.67	(15.10)	27.66	9.84	2.29
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.04	0.98	0.97	0.99	0.99
Expenses after expense reductions	1.03	0.96	0.96	0.98	0.98
Net investment income (loss)	1.00	0.40	0.63	0.48	0.93
Portfolio turnover	19	10	7	7	6
Net assets at end of period (000 omitted)	$1,899,509	$2,345,833	$3,046,287	$2,651,120	$2,959,958
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$39.72	$50.76	$42.18	$39.99	$40.80
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.25)	$(0.08)	$(0.12)	$0.06
Net realized and unrealized gain (loss)	0.89	(7.01)	11.19	3.72	0.46
Total from investment operations	$0.85	$(7.26)	$11.11	$3.60	$0.52
Less distributions declared to shareholders
From net investment income	$—	$(0.15)	$—	$(0.02)	$(0.18)
From net realized gain	(4.88)	(3.63)	(2.53)	(1.39)	(1.15)
Total distributions declared to shareholders	$(4.88)	$(3.78)	$(2.53)	$(1.41)	$(1.33)
Net asset value, end of period (x)	$35.69	$39.72	$50.76	$42.18	$39.99
Total return (%) (r)(s)(t)(x)	2.91	(15.74)	26.75	8.99	1.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.79	1.72	1.72	1.74	1.74
Expenses after expense reductions	1.78	1.71	1.71	1.73	1.73
Net investment income (loss)	(0.10)	(0.52)	(0.16)	(0.29)	0.16
Portfolio turnover	19	10	7	7	6
Net assets at end of period (000 omitted)	$2,313	$8,336	$19,911	$25,231	$35,571
See Notes to Financial Statements
21

Financial Highlights – continued
Class C	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$37.41	$48.04	$40.04	$38.05	$38.91
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.23)	$(0.09)	$(0.11)	$0.07
Net realized and unrealized gain (loss)	0.82	(6.60)	10.62	3.54	0.42
Total from investment operations	$0.78	$(6.83)	$10.53	$3.43	$0.49
Less distributions declared to shareholders
From net investment income	$—	$(0.17)	$—	$(0.05)	$(0.20)
From net realized gain	(4.88)	(3.63)	(2.53)	(1.39)	(1.15)
Total distributions declared to shareholders	$(4.88)	$(3.80)	$(2.53)	$(1.44)	$(1.35)
Net asset value, end of period (x)	$33.31	$37.41	$48.04	$40.04	$38.05
Total return (%) (r)(s)(t)(x)	2.90	(15.73)	26.73	9.00	1.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.79	1.73	1.72	1.74	1.74
Expenses after expense reductions	1.78	1.71	1.71	1.73	1.73
Net investment income (loss)	(0.10)	(0.50)	(0.19)	(0.27)	0.17
Portfolio turnover	19	10	7	7	6
Net assets at end of period (000 omitted)	$33,852	$117,583	$264,432	$395,411	$496,745
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$45.09	$56.87	$46.83	$44.24	$45.02
Income (loss) from investment operations
Net investment income (loss) (d)	$0.51	$0.34	$0.47	$0.34	$0.53
Net realized and unrealized gain (loss)	0.91	(8.04)	12.44	4.13	0.47
Total from investment operations	$1.42	$(7.70)	$12.91	$4.47	$1.00
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.45)	$(0.34)	$(0.49)	$(0.63)
From net realized gain	(4.88)	(3.63)	(2.53)	(1.39)	(1.15)
Total distributions declared to shareholders	$(5.29)	$(4.08)	$(2.87)	$(1.88)	$(1.78)
Net asset value, end of period (x)	$41.22	$45.09	$56.87	$46.83	$44.24
Total return (%) (r)(s)(t)(x)	3.93	(14.89)	28.01	10.10	2.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.79	0.73	0.72	0.74	0.74
Expenses after expense reductions	0.78	0.71	0.71	0.73	0.73
Net investment income (loss)	1.23	0.63	0.89	0.74	1.22
Portfolio turnover	19	10	7	7	6
Net assets at end of period (000 omitted)	$6,689,895	$8,888,439	$12,285,870	$10,468,862	$10,871,918
See Notes to Financial Statements
23

Financial Highlights – continued
Class R1	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$37.88	$48.67	$40.54	$38.51	$39.39
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$(0.17)	$(0.06)	$(0.10)	$0.08
Net realized and unrealized gain (loss)	0.68	(6.74)	10.72	3.58	0.41
Total from investment operations	$0.79	$(6.91)	$10.66	$3.48	$0.49
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.25)	$—	$(0.06)	$(0.22)
From net realized gain	(4.88)	(3.63)	(2.53)	(1.39)	(1.15)
Total distributions declared to shareholders	$(4.90)	$(3.88)	$(2.53)	$(1.45)	$(1.37)
Net asset value, end of period (x)	$33.77	$37.88	$48.67	$40.54	$38.51
Total return (%) (r)(s)(t)(x)	2.89	(15.73)	26.72	9.01	1.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.79	1.73	1.72	1.74	1.73
Expenses after expense reductions	1.78	1.71	1.71	1.73	1.73
Net investment income (loss)	0.32	(0.37)	(0.12)	(0.25)	0.20
Portfolio turnover	19	10	7	7	6
Net assets at end of period (000 omitted)	$8,149	$8,909	$11,648	$9,836	$11,321
See Notes to Financial Statements
24

Financial Highlights – continued
Class R2	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$39.03	$49.87	$41.36	$39.25	$40.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.06	$0.18	$0.09	$0.27
Net realized and unrealized gain (loss)	0.72	(6.94)	10.95	3.67	0.41
Total from investment operations	$1.00	$(6.88)	$11.13	$3.76	$0.68
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.33)	$(0.09)	$(0.26)	$(0.41)
From net realized gain	(4.88)	(3.63)	(2.53)	(1.39)	(1.15)
Total distributions declared to shareholders	$(5.09)	$(3.96)	$(2.62)	$(1.65)	$(1.56)
Net asset value, end of period (x)	$34.94	$39.03	$49.87	$41.36	$39.25
Total return (%) (r)(s)(t)(x)	3.42	(15.30)	27.36	9.56	2.02
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.29	1.23	1.22	1.24	1.24
Expenses after expense reductions	1.28	1.21	1.21	1.23	1.23
Net investment income (loss)	0.79	0.12	0.38	0.23	0.69
Portfolio turnover	19	10	7	7	6
Net assets at end of period (000 omitted)	$132,772	$153,967	$224,998	$219,474	$295,690
See Notes to Financial Statements
25

Financial Highlights – continued
Class R3	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$42.06	$53.38	$44.11	$41.78	$42.62
Income (loss) from investment operations
Net investment income (loss) (d)	$0.41	$0.20	$0.31	$0.21	$0.40
Net realized and unrealized gain (loss)	0.79	(7.49)	11.70	3.89	0.43
Total from investment operations	$1.20	$(7.29)	$12.01	$4.10	$0.83
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.40)	$(0.21)	$(0.38)	$(0.52)
From net realized gain	(4.88)	(3.63)	(2.53)	(1.39)	(1.15)
Total distributions declared to shareholders	$(5.19)	$(4.03)	$(2.74)	$(1.77)	$(1.67)
Net asset value, end of period (x)	$38.07	$42.06	$53.38	$44.11	$41.78
Total return (%) (r)(s)(t)(x)	3.66	(15.09)	27.68	9.81	2.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.04	0.98	0.97	0.99	0.99
Expenses after expense reductions	1.03	0.96	0.96	0.98	0.98
Net investment income (loss)	1.07	0.39	0.62	0.49	0.97
Portfolio turnover	19	10	7	7	6
Net assets at end of period (000 omitted)	$977,368	$1,034,115	$1,383,344	$1,320,257	$1,353,427
See Notes to Financial Statements
26

Financial Highlights – continued
Class R4	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$42.63	$53.98	$44.58	$42.20	$43.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.48	$0.32	$0.45	$0.33	$0.51
Net realized and unrealized gain (loss)	0.84	(7.59)	11.82	3.93	0.44
Total from investment operations	$1.32	$(7.27)	$12.27	$4.26	$0.95
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.45)	$(0.34)	$(0.49)	$(0.63)
From net realized gain	(4.88)	(3.63)	(2.53)	(1.39)	(1.15)
Total distributions declared to shareholders	$(5.29)	$(4.08)	$(2.87)	$(1.88)	$(1.78)
Net asset value, end of period (x)	$38.66	$42.63	$53.98	$44.58	$42.20
Total return (%) (r)(s)(t)(x)	3.94	(14.89)	27.99	10.09	2.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.79	0.73	0.72	0.74	0.74
Expenses after expense reductions	0.78	0.71	0.71	0.73	0.73
Net investment income (loss)	1.22	0.61	0.88	0.75	1.22
Portfolio turnover	19	10	7	7	6
Net assets at end of period (000 omitted)	$622,734	$781,557	$1,183,942	$1,019,909	$1,048,956
See Notes to Financial Statements
27

Financial Highlights – continued
Class R6	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$42.72	$54.06	$44.63	$42.24	$43.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.57	$0.40	$0.51	$0.37	$0.56
Net realized and unrealized gain (loss)	0.80	(7.63)	11.84	3.94	0.42
Total from investment operations	$1.37	$(7.23)	$12.35	$4.31	$0.98
Less distributions declared to shareholders
From net investment income	$(0.46)	$(0.48)	$(0.39)	$(0.53)	$(0.68)
From net realized gain	(4.88)	(3.63)	(2.53)	(1.39)	(1.15)
Total distributions declared to shareholders	$(5.34)	$(4.11)	$(2.92)	$(1.92)	$(1.83)
Net asset value, end of period (x)	$38.75	$42.72	$54.06	$44.63	$42.24
Total return (%) (r)(s)(t)(x)	4.07	(14.81)	28.15	10.21	2.64
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.68	0.62	0.62	0.63	0.63
Expenses after expense reductions	0.67	0.60	0.61	0.62	0.62
Net investment income (loss)	1.45	0.78	1.01	0.85	1.34
Portfolio turnover	19	10	7	7	6
Net assets at end of period (000 omitted)	$10,806,520	$11,183,181	$13,585,886	$11,561,818	$10,706,826

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
28

Notes to Financial Statements
(1) Business and Organization
MFS International Intrinsic Value Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
29

Notes to Financial Statements  - continued
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted
30

Notes to Financial Statements  - continued
quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$20,359,034,067	$—	$—	$20,359,034,067
Mutual Funds	662,348,862	—	—	662,348,862
Total	$21,021,382,929	$—	$—	$21,021,382,929
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from
31

Notes to Financial Statements  - continued
securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At May 31, 2023, there were no securities on loan or collateral outstanding.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
32

Notes to Financial Statements  - continued
Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and foreign taxes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/23	Year ended 5/31/22
Ordinary income (including any short-term capital gains)	$210,000,377	$358,168,433
Long-term capital gains	2,467,004,426	1,906,003,992
Total distributions	$2,677,004,803	$2,264,172,425
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/23
Cost of investments	$16,347,777,613
Gross appreciation	6,012,682,922
Gross depreciation	(1,339,077,606)
Net unrealized appreciation (depreciation)	$4,673,605,316
Undistributed ordinary income	264,993,749
Undistributed long-term capital gain	1,490,490,370
Other temporary differences	(5,327,584)
Total distributable earnings (loss)	$6,423,761,851
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/23	Year ended 5/31/22
Class A	$250,141,889	$217,763,508
Class B	741,849	1,129,603
Class C	10,379,415	17,012,360
Class I	850,925,336	832,113,114
Class R1	1,067,280	901,313
Class R2	18,790,693	15,548,735
Class R3	124,224,318	102,200,406
Class R4	89,717,095	78,381,372
Class R6	1,331,016,928	999,122,014
Total	$2,677,004,803	$2,264,172,425
33

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.90%
In excess of $1 billion and up to $2 billion	0.80%
In excess of $2 billion and up to $10 billion	0.70%
In excess of $10 billion and up to $15 billion	0.65%
In excess of $15 billion and up to $20 billion	0.55%
In excess of $20 billion and up to $25 billion	0.50%
In excess of $25 billion and up to $30 billion	0.45%
In excess of $30 billion and up to $35 billion	0.43%
In excess of $35 billion	0.41%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until September 30, 2024. For the year ended May 31, 2023, this management fee reduction amounted to $2,907,716, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.64% of the fund's average daily net assets.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $14,977 for the year ended May 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
34

Notes to Financial Statements  - continued
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 5,024,628
Class B	0.75%	0.25%	1.00%	1.00%	55,823
Class C	0.75%	0.25%	1.00%	1.00%	759,095
Class R1	0.75%	0.25%	1.00%	1.00%	80,594
Class R2	0.25%	0.25%	0.50%	0.50%	693,760
Class R3	—	0.25%	0.25%	0.25%	2,434,618
Total Distribution and Service Fees					$9,048,518
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2023, this rebate amounted to $686 and $5 for Class A and Class R3 shares, respectively, and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2023, were as follows:
Amount
Class A	$621
Class B	1,616
Class C	521
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2023, the fee was $256,011, which equated to 0.0012% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $12,613,162.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these
35

Notes to Financial Statements  - continued
services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.0031% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2023, the fund engaged in sale transactions pursuant to this policy, which amounted to $27,913,521. The sales transactions resulted in net realized gains (losses) of $(4,430,513).
(4) Portfolio Securities
For the year ended May 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $4,032,693,021 and $7,535,720,499, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	13,274,910	$504,319,325	10,279,910	$495,582,124
Class B	1,729	58,270	1,926	94,710
Class C	24,121	806,356	34,925	1,610,985
Class I	19,747,889	804,023,747	20,052,793	1,069,026,618
Class R1	29,533	1,010,493	23,934	1,099,404
Class R2	539,797	19,124,041	506,846	23,169,895
Class R3	4,447,231	169,949,070	7,979,778	410,670,659
Class R4	3,482,316	134,984,438	3,231,877	164,071,767
Class R6	24,791,219	957,292,755	33,455,875	1,649,747,940
	66,338,745	$2,591,568,495	75,567,864	$3,815,074,102
36

Notes to Financial Statements  - continued
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	6,031,312	$217,850,991	3,702,121	$193,620,921
Class B	19,600	658,950	20,645	1,014,099
Class C	324,856	10,193,970	361,686	16,731,614
Class I	19,793,303	764,813,222	13,385,203	742,878,767
Class R1	33,552	1,067,280	19,238	901,313
Class R2	570,926	18,743,509	321,831	15,496,148
Class R3	3,476,751	124,224,318	1,971,839	102,200,405
Class R4	2,141,473	77,606,998	1,345,419	70,607,593
Class R6	35,244,961	1,279,392,088	18,110,430	951,884,189
	67,636,734	$2,494,551,326	39,238,412	$2,095,335,049
Shares reacquired
Class A	(25,222,219)	$(962,732,107)	(15,293,387)	$(762,719,283)
Class B	(166,406)	(5,994,846)	(204,959)	(9,719,254)
Class C	(2,476,103)	(83,280,740)	(2,757,292)	(121,228,370)
Class I	(74,388,009)	(3,066,817,687)	(52,340,999)	(2,750,887,414)
Class R1	(57,011)	(1,941,099)	(47,286)	(2,169,741)
Class R2	(1,255,606)	(44,254,079)	(1,394,678)	(66,449,940)
Class R3	(6,841,682)	(259,542,613)	(11,275,088)	(571,149,040)
Class R4	(7,848,495)	(297,563,127)	(8,176,489)	(416,568,844)
Class R6	(42,903,713)	(1,669,331,158)	(41,125,810)	(2,098,888,251)
	(161,159,244)	$(6,391,457,456)	(132,615,988)	$(6,799,780,137)
Net change
Class A	(5,915,997)	$(240,561,791)	(1,311,356)	$(73,516,238)
Class B	(145,077)	(5,277,626)	(182,388)	(8,610,445)
Class C	(2,127,126)	(72,280,414)	(2,360,681)	(102,885,771)
Class I	(34,846,817)	(1,497,980,718)	(18,903,003)	(938,982,029)
Class R1	6,074	136,674	(4,114)	(169,024)
Class R2	(144,883)	(6,386,529)	(566,001)	(27,783,897)
Class R3	1,082,300	34,630,775	(1,323,471)	(58,277,976)
Class R4	(2,224,706)	(84,971,691)	(3,599,193)	(181,889,484)
Class R6	17,132,467	567,353,685	10,440,495	502,743,878
	(27,183,765)	$(1,305,337,635)	(17,809,712)	$(889,370,986)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund was the owner of record of approximately 25% of the value of outstanding voting shares of the fund. In addition, the MFS Aggressive Growth Allocation Fund, the
37

Notes to Financial Statements  - continued
MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, the MFS Lifetime 2065 Fund, the MFS Lifetime Income Fund, and the MFS Moderate Allocation Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.
Effective at the close of business on May 29, 2015, purchases of the fund were closed to new investors subject to certain exceptions. Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2023, the fund’s commitment fee and interest expense were $113,822 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
38

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
Hirose Electric Co. Ltd.	$356,896,633	$—	$31,514,447	$(755,074)	$(10,174,200)	$314,452,912
IMI PLC	301,554,515	—	10,695,221	1,617,670	32,579,521	325,056,485
ITO EN Ltd.*	191,926,495	$—	126,954,976	48,253,688	(86,300,541)	—
MFS Institutional Money Market Portfolio	919,522,220	3,885,143,737	4,142,337,217	116,273	(96,151)	662,348,862
ROHTO Pharmaceutical Co. Ltd.	196,795,568	—	41,907,604	7,952,916	114,779,777	277,620,657
Toyo Suisan Kaisha Ltd.	266,668,004	—	42,599,017	2,097,890	39,170,478	265,337,355
	$2,233,363,435	$3,885,143,737	$4,396,008,482	$59,283,363	$89,958,884	$1,844,816,271

Affiliated Issuers	Dividend Income	Capital Gain Distributions
Hirose Electric Co. Ltd.	$7,914,393	$—
IMI PLC	5,268,077	—
ITO EN Ltd.*	—	—
MFS Institutional Money Market Portfolio	23,526,974	—
ROHTO Pharmaceutical Co. Ltd.	2,058,623	—
Toyo Suisan Kaisha Ltd.	4,110,097	—
	$42,878,164	$—
*Held at period end. No longer considered an affiliated issuer.
39

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS International Intrinsic Value Fund and the Board of Trustees of MFS Series Trust X
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS International Intrinsic Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
40

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
July 14, 2023
41

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
42

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
43

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
44

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Philip Evans Benjamin Stone
45

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
46

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $2,995,880,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 9.08% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.
47

Federal Tax Information (unaudited) - continued
Income derived from foreign sources was $451,882,553. The fund intends to pass through foreign tax credits of $36,105,042 for the fiscal year.
48

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
50

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2023
MFS®  Blended Research®
Growth Equity Fund
BRW-ANN

MFS® Blended Research®
Growth Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
Apple, Inc.	13.2%
Microsoft Corp.	12.3%
Amazon.com, Inc.	5.3%
Alphabet, Inc., “A”	3.8%
Alphabet, Inc., “C”	3.6%
NVIDIA Corp.	2.7%
Visa, Inc., “A”	2.2%
Applied Materials, Inc.	2.1%
Adobe Systems, Inc.	2.0%
PepsiCo, Inc.	1.8%
GICS equity sectors (g)
Information Technology	43.8%
Consumer Discretionary	12.9%
Health Care	10.4%
Communication Services	8.5%
Financials	7.2%
Industrials	6.5%
Consumer Staples	4.9%
Real Estate	2.4%
Energy	1.2%
Utilities	1.0%
Materials	0.6%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

Management Review
Summary of Results
For the twelve months ended May 31, 2023, Class A shares of the MFS Blended Research Growth Equity Fund (fund) provided a total return of 4.54%, at net asset value. This compares with a return of 9.55% for the fund’s benchmark, the Russell 1000® Growth Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators, setting the stage for a substantial drop in longer-term interest rates. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. On a more upbeat note, China’s abandonment of its Zero-COVID policy ushered in an uptick in economic activity in the world’s second-largest economy. In developed markets, consumer demand, particularly for services, remained solid.
Policymakers find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act. That juxtaposition suggests that we may be nearing peak monetary policy rates.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the Russell® 1000 Growth Index, stock selection in the information technology sector detracted from performance, led by the fund’s underweight position in computer graphics processor maker NVIDIA, and the timing of its ownership in shares of global semiconductor company Advanced Micro Devices(h) and energy technology company Enphase Energy. The stock price of NVIDIA appreciated as the
2

Management Review - continued
company reported better-than-expected financial results during the period, driven by strong revenues in its gaming segment. Additionally, not owning shares of broadband communications and networking services provider Broadcom further dampened relative returns.
Stock selection and an underweight position in the health care sector also weakened relative performance. Here, the fund’s overweight position in clinical trials outsourcer Syneos Health(h) and drug and diagnostic company Maravai Lifesciences(h) hindered relative performance. The stock price of Syneos Health fell as the company reported lower-than-expected revenue results and depressed margins.
Elsewhere, the fund’s holdings of food processing company Archer-Daniels-Midland(b), insurance company MetLife(b), financial services and insurance company Equitable Holdings(b), and its overweight position in cell tower operator SBA Communications, held back relative results.
Contributors to Performance
Stock selection in the energy sector contributed to relative performance, led by the fund’s overweight position in natural gas services provider Cheniere Energy. The stock price of Cheniere Energy appreciated as the company reported revenue results that surpassed expectations, primarily driven by strength in global gas prices.
Stock selection in the consumer discretionary sector also benefited relative returns, driven by the fund’s overweight position in automotive parts and accessories company AutoZone(h) and its underweight position in electric vehicle manufacturer Tesla.
Stocks in other sectors that were among the fund’s top relative contributors included its overweight positions in semiconductor company Lam Research, research and advisory company Gartner, health services and information technology company McKesson and network security solutions provider Palo Alto Networks. The stock price of Gartner advanced as the company reported earnings per share results above expectations, driven by strong revenue performance across all segments and lower expenses. Additionally, not holding shares of wireless communications software company QUALCOMM, telecommunications company Crown Castle and broadcast and communication tower management firm American Tower further benefited relative returns.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
3

Performance Summary THROUGH 5/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
4

Performance Summary  - continued
Total Returns through 5/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	9/15/15	4.54%	10.67%	11.92%
B	9/15/15	3.77%	9.85%	11.10%
C	9/15/15	3.77%	9.84%	11.09%
I	9/15/15	4.81%	10.96%	12.21%
R1	9/15/15	3.77%	9.84%	11.09%
R2	9/15/15	4.28%	10.40%	11.65%
R3	9/15/15	4.52%	10.68%	11.93%
R4	9/15/15	4.80%	10.96%	12.22%
R6	9/15/15	4.91%	11.04%	12.30%
Comparative benchmark(s)

Russell 1000® Growth Index (f)	9.55%	13.84%	15.10%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(1.47)%	9.36%	11.06%
B With CDSC (Declining over six years from 4% to 0%) (v)	(0.23)%	9.57%	11.10%
C With CDSC (1% for 12 months) (v)	2.77%	9.84%	11.09%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 1000® Growth Index(h) – constructed to provide a comprehensive barometer for growth securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
5

Performance Summary  - continued
Notes to Performance Summary
Performance information prior to March 7, 2022 reflects time periods when the fund was classified as a diversified fund.  The fund was reclassified from diversified to non-diversified effective March 7, 2022.
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
6

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2022 through May 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2022 through May 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
7

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/22	Ending Account Value 5/31/23	Expenses Paid During Period (p) 12/01/22-5/31/23
A	Actual	0.74%	$1,000.00	$1,088.58	$3.85
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
B	Actual	1.49%	$1,000.00	$1,084.26	$7.74
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
C	Actual	1.49%	$1,000.00	$1,084.30	$7.74
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
I	Actual	0.49%	$1,000.00	$1,089.69	$2.55
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R1	Actual	1.49%	$1,000.00	$1,084.30	$7.74
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
R2	Actual	0.99%	$1,000.00	$1,087.17	$5.15
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R3	Actual	0.74%	$1,000.00	$1,088.17	$3.85
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R4	Actual	0.49%	$1,000.00	$1,090.18	$2.55
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R6	Actual	0.41%	$1,000.00	$1,090.55	$2.14
	Hypothetical (h)	0.41%	$1,000.00	$1,022.89	$2.07
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
8

Portfolio of Investments
5/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.4%
Aerospace & Defense – 0.9%
General Dynamics Corp.	6,617	$1,351,059
Howmet Aerospace, Inc.	15,013	641,806
Textron, Inc.	4,701	290,851
		$2,283,716
Apparel Manufacturers – 0.3%
NIKE, Inc., “B”	2,310	$243,150
Skechers USA, Inc., “A” (a)	9,554	490,789
		$733,939
Automotive – 1.6%
Allison Transmission Holdings, Inc.	6,706	$317,194
Tesla, Inc. (a)	17,241	3,515,957
		$3,833,151
Biotechnology – 0.1%
Exelixis, Inc. (a)	18,570	$358,030
Broadcasting – 0.7%
Netflix, Inc. (a)	4,181	$1,652,457
Brokerage & Asset Managers – 1.5%
Apollo Global Management, Inc.	40,113	$2,681,554
LPL Financial Holdings, Inc.	5,849	1,139,268
		$3,820,822
Business Services – 2.1%
Dropbox, Inc. (a)	90,703	$2,087,983
Fiserv, Inc. (a)	5,949	667,418
GoDaddy, Inc. (a)	20,640	1,514,563
Verisk Analytics, Inc., “A”	4,072	892,216
		$5,162,180
Computer Software – 17.3%
Adobe Systems, Inc. (a)	11,717	$4,895,246
Atlassian Corp. (a)	11,614	2,099,695
Autodesk, Inc. (a)	9,385	1,871,275
Microsoft Corp.	92,257	30,296,276
Palo Alto Networks, Inc. (a)	15,342	3,273,829
		$42,436,321
9

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software - Systems – 14.4%
Apple, Inc.	182,733	$32,389,424
ServiceNow, Inc. (a)	5,575	3,037,149
		$35,426,573
Construction – 0.5%
Masco Corp.	25,022	$1,209,063
Consumer Products – 2.0%
Colgate-Palmolive Co.	29,589	$2,200,830
Kimberly-Clark Corp.	19,685	2,643,302
		$4,844,132
Consumer Services – 2.7%
Booking Holdings, Inc. (a)	1,735	$4,352,716
Expedia Group, Inc. (a)	24,918	2,384,902
		$6,737,618
Electronics – 8.5%
Analog Devices, Inc.	2,195	$390,029
Applied Materials, Inc.	38,810	5,173,373
Lam Research Corp.	7,135	4,400,154
NVIDIA Corp.	17,741	6,712,130
NXP Semiconductors N.V.	7,689	1,377,100
Texas Instruments, Inc.	15,653	2,721,744
		$20,774,530
Energy - Independent – 0.9%
EOG Resources, Inc.	15,106	$1,620,723
Phillips 66	6,742	617,634
		$2,238,357
Energy - Renewables – 0.7%
Enphase Energy, Inc. (a)	10,478	$1,821,915
Food & Beverages – 2.6%
Archer Daniels Midland Co.	25,662	$1,813,020
PepsiCo, Inc.	24,671	4,498,757
		$6,311,777
Gaming & Lodging – 0.5%
Las Vegas Sands Corp. (a)	10,932	$602,681
Marriott International, Inc., “A”	3,669	615,622
		$1,218,303
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Health Maintenance Organizations – 2.1%
Cigna Group	10,087	$2,495,625
UnitedHealth Group, Inc.	5,368	2,615,504
		$5,111,129
Insurance – 2.6%
Ameriprise Financial, Inc.	8,938	$2,667,725
Equitable Holdings, Inc.	85,860	2,107,004
Everest Re Group Ltd.	774	263,176
MetLife, Inc.	28,937	1,433,828
		$6,471,733
Internet – 9.3%
Alphabet, Inc., “A” (a)	76,565	$9,407,541
Alphabet, Inc., “C” (a)	71,221	8,786,535
Gartner, Inc. (a)	10,588	3,630,202
Meta Platforms, Inc., “A” (a)	3,576	946,639
		$22,770,917
Leisure & Toys – 0.6%
Brunswick Corp.	8,279	$625,064
Polaris, Inc.	8,032	865,127
		$1,490,191
Machinery & Tools – 3.1%
AGCO Corp.	11,848	$1,306,597
Ingersoll Rand, Inc.	42,095	2,385,103
RB Global, Inc.	16,811	875,517
Timken Co.	22,258	1,592,560
United Rentals, Inc.	4,141	1,382,224
		$7,542,001
Medical & Health Technology & Services – 2.8%
IQVIA Holdings, Inc. (a)	14,268	$2,809,512
McKesson Corp.	7,819	3,055,978
Veeva Systems, Inc. (a)	5,579	924,440
		$6,789,930
Medical Equipment – 1.3%
Abbott Laboratories	2,567	$261,834
Agilent Technologies, Inc.	3,964	458,516
Align Technology, Inc. (a)	8,056	2,277,109
Bruker BioSciences Corp.	2,349	162,316
		$3,159,775
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Natural Gas - Pipeline – 0.3%
Cheniere Energy, Inc.	3,834	$535,878
Targa Resources Corp.	2,871	195,372
		$731,250
Network & Telecom – 1.3%
Equinix, Inc., REIT	4,379	$3,264,763
Other Banks & Diversified Financials – 2.8%
Mastercard, Inc., “A”	3,949	$1,441,464
Visa, Inc., “A”	24,120	5,331,243
		$6,772,707
Pharmaceuticals – 4.1%
AbbVie, Inc.	4,227	$583,157
Eli Lilly & Co.	4,702	2,019,321
Incyte Corp. (a)	7,200	443,160
Merck & Co., Inc.	33,533	3,702,379
Vertex Pharmaceuticals, Inc. (a)	10,583	3,424,341
		$10,172,358
Railroad & Shipping – 1.5%
CSX Corp.	81,743	$2,507,058
Union Pacific Corp.	5,679	1,093,321
		$3,600,379
Real Estate – 0.4%
Simon Property Group, Inc., REIT	9,811	$1,031,627
Specialty Chemicals – 0.6%
Chemours Co.	53,697	$1,422,433
Specialty Stores – 7.7%
Amazon.com, Inc. (a)	108,657	$13,101,861
Costco Wholesale Corp.	362	185,185
Home Depot, Inc.	6,711	1,902,233
O'Reilly Automotive, Inc. (a)	3,052	2,756,902
Ulta Beauty, Inc. (a)	831	340,569
Walmart Stores, Inc.	4,530	665,321
		$18,952,071
Telecommunications - Wireless – 0.6%
SBA Communications Corp., REIT	7,070	$1,567,985
Utilities - Electric Power – 1.0%
Vistra Corp.	100,261	$2,403,256
Total Common Stocks (Identified Cost, $157,226,432)		$244,117,389
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Investment Companies (h) – 0.1%
Money Market Funds – 0.1%
MFS Institutional Money Market Portfolio, 4.88% (v) (Identified Cost, $298,163)	298,164	$298,134

Other Assets, Less Liabilities – 0.5%		1,213,253
Net Assets – 100.0%		$245,628,776

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $298,134 and $244,117,389, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
13

Financial Statements
Statement of Assets and Liabilities
At 5/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $157,226,432)	$244,117,389
Investments in affiliated issuers, at value (identified cost, $298,163)	298,134
Receivables for
Investments sold	1,700,453
Fund shares sold	114,531
Dividends	247,394
Receivable from investment adviser	21,855
Other assets	1,111
Total assets	$246,500,867
Liabilities
Payables for
Fund shares reacquired	$776,161
Payable to affiliates
Administrative services fee	251
Shareholder servicing costs	19,329
Distribution and service fees	415
Payable for independent Trustees' compensation	13
Accrued expenses and other liabilities	75,922
Total liabilities	$872,091
Net assets	$245,628,776
Net assets consist of
Paid-in capital	$169,485,255
Total distributable earnings (loss)	76,143,521
Net assets	$245,628,776
Shares of beneficial interest outstanding	14,982,689
14

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$19,925,325	1,226,305	$16.25
Class B	477,754	30,649	15.59
Class C	1,055,774	67,768	15.58
Class I	54,444,513	3,322,164	16.39
Class R1	917,918	58,920	15.58
Class R2	252,951	15,588	16.23
Class R3	146,570	8,976	16.33
Class R4	121,578	7,406	16.42
Class R6	168,286,393	10,244,913	16.43

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $17.24 [100 / 94.25 x $16.25]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
15

Financial Statements
Statement of Operations
Year ended 5/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$2,770,923
Dividends from affiliated issuers	66,635
Other	6,913
Foreign taxes withheld	(6,492)
Total investment income	$2,837,979
Expenses
Management fee	$913,806
Distribution and service fees	61,707
Shareholder servicing costs	74,097
Administrative services fee	44,984
Independent Trustees' compensation	5,824
Custodian fee	15,494
Shareholder communications	12,736
Audit and tax fees	63,670
Legal fees	8,657
Registration fees	124,941
Miscellaneous	32,857
Total expenses	$1,358,773
Reduction of expenses by investment adviser and distributor	(290,573)
Net expenses	$1,068,200
Net investment income (loss)	$1,769,779
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(11,772,642)
Affiliated issuers	(1,157)
Net realized gain (loss)	$(11,773,799)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$23,371,207
Affiliated issuers	(29)
Net unrealized gain (loss)	$23,371,178
Net realized and unrealized gain (loss)	$11,597,379
Change in net assets from operations	$13,367,158
See Notes to Financial Statements
16

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/23	5/31/22
Change in net assets
From operations
Net investment income (loss)	$1,769,779	$735,983
Net realized gain (loss)	(11,773,799)	31,068,981
Net unrealized gain (loss)	23,371,178	(43,439,427)
Change in net assets from operations	$13,367,158	$(11,634,463)
Total distributions to shareholders	$(5,461,940)	$(39,168,208)
Change in net assets from fund share transactions	$8,348,641	$16,530,203
Total change in net assets	$16,253,859	$(34,272,468)
Net assets
At beginning of period	229,374,917	263,647,385
At end of period	$245,628,776	$229,374,917
See Notes to Financial Statements
17

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$15.89	$20.10	$15.79	$13.25	$14.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.07	$0.01	$0.02	$0.06	$0.08
Net realized and unrealized gain (loss)	0.62	(0.76)	5.50	3.12	(0.03)(g)
Total from investment operations	$0.69	$(0.75)	$5.52	$3.18	$0.05
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$—	$(0.04)	$(0.08)	$(0.07)
From net realized gain	(0.33)	(3.46)	(1.17)	(0.56)	(0.82)
Total distributions declared to shareholders	$(0.33)	$(3.46)	$(1.21)	$(0.64)	$(0.89)
Net asset value, end of period (x)	$16.25	$15.89	$20.10	$15.79	$13.25
Total return (%) (r)(s)(t)(x)	4.54	(6.92)	35.89	24.34	0.95
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.87	0.86	0.86	0.90	0.89
Expenses after expense reductions	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	0.50	0.03	0.08	0.42	0.59
Portfolio turnover	64	55	71	61	60
Net assets at end of period (000 omitted)	$19,925	$15,472	$71,049	$57,531	$52,918
See Notes to Financial Statements
18

Financial Highlights – continued
Class B	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$15.37	$19.67	$15.55	$13.08	$13.95
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.14)	$(0.12)	$(0.05)	$(0.02)
Net realized and unrealized gain (loss)	0.59	(0.70)	5.41	3.08	(0.03)(g)
Total from investment operations	$0.55	$(0.84)	$5.29	$3.03	$(0.05)
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(0.33)	(3.46)	(1.17)	(0.56)	(0.82)
Total distributions declared to shareholders	$(0.33)	$(3.46)	$(1.17)	$(0.56)	$(0.82)
Net asset value, end of period (x)	$15.59	$15.37	$19.67	$15.55	$13.08
Total return (%) (r)(s)(t)(x)	3.77	(7.58)	34.89	23.42	0.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.62	1.63	1.61	1.65	1.64
Expenses after expense reductions	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	(0.24)	(0.73)	(0.67)	(0.33)	(0.14)
Portfolio turnover	64	55	71	61	60
Net assets at end of period (000 omitted)	$478	$467	$550	$408	$428
See Notes to Financial Statements
19

Financial Highlights – continued
Class C	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$15.36	$19.66	$15.54	$13.07	$13.95
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.14)	$(0.12)	$(0.05)	$(0.01)
Net realized and unrealized gain (loss)	0.59	(0.70)	5.41	3.08	(0.05)(g)
Total from investment operations	$0.55	$(0.84)	$5.29	$3.03	$(0.06)
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$(0.00)(w)
From net realized gain	(0.33)	(3.46)	(1.17)	(0.56)	(0.82)
Total distributions declared to shareholders	$(0.33)	$(3.46)	$(1.17)	$(0.56)	$(0.82)
Net asset value, end of period (x)	$15.58	$15.36	$19.66	$15.54	$13.07
Total return (%) (r)(s)(t)(x)	3.77	(7.58)	34.91	23.44	0.13
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.62	1.63	1.60	1.65	1.65
Expenses after expense reductions	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	(0.26)	(0.74)	(0.67)	(0.33)	(0.11)
Portfolio turnover	64	55	71	61	60
Net assets at end of period (000 omitted)	$1,056	$874	$859	$613	$525
See Notes to Financial Statements
20

Financial Highlights – continued
Class I	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$16.00	$20.21	$15.87	$13.31	$14.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.05	$0.06	$0.10	$0.13
Net realized and unrealized gain (loss)	0.63	(0.75)	5.54	3.14	(0.05)(g)
Total from investment operations	$0.74	$(0.70)	$5.60	$3.24	$0.08
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.05)	$(0.09)	$(0.12)	$(0.12)
From net realized gain	(0.33)	(3.46)	(1.17)	(0.56)	(0.82)
Total distributions declared to shareholders	$(0.35)	$(3.51)	$(1.26)	$(0.68)	$(0.94)
Net asset value, end of period (x)	$16.39	$16.00	$20.21	$15.87	$13.31
Total return (%) (r)(s)(t)(x)	4.81	(6.66)	36.23	24.71	1.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.62	0.64	0.60	0.65	0.64
Expenses after expense reductions	0.49	0.49	0.49	0.49	0.49
Net investment income (loss)	0.76	0.27	0.33	0.68	0.98
Portfolio turnover	64	55	71	61	60
Net assets at end of period (000 omitted)	$54,445	$53,045	$4,866	$2,366	$1,560
See Notes to Financial Statements
21

Financial Highlights – continued
Class R1	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$15.36	$19.66	$15.54	$13.08	$13.95
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.13)	$(0.12)	$(0.05)	$(0.02)
Net realized and unrealized gain (loss)	0.58	(0.71)	5.41	3.07	(0.03)(g)
Total from investment operations	$0.55	$(0.84)	$5.29	$3.02	$(0.05)
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(0.33)	(3.46)	(1.17)	(0.56)	(0.82)
Total distributions declared to shareholders	$(0.33)	$(3.46)	$(1.17)	$(0.56)	$(0.82)
Net asset value, end of period (x)	$15.58	$15.36	$19.66	$15.54	$13.08
Total return (%) (r)(s)(t)(x)	3.77	(7.58)	34.91	23.34	0.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.62	1.63	1.60	1.64	1.64
Expenses after expense reductions	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	(0.23)	(0.70)	(0.67)	(0.33)	(0.16)
Portfolio turnover	64	55	71	61	60
Net assets at end of period (000 omitted)	$918	$495	$320	$87	$170
See Notes to Financial Statements
22

Financial Highlights – continued
Class R2	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$15.91	$20.15	$15.84	$13.29	$14.10
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$(0.04)	$(0.03)	$0.03	$0.04
Net realized and unrealized gain (loss)	0.61	(0.74)	5.52	3.13	(0.03)(g)
Total from investment operations	$0.65	$(0.78)	$5.49	$3.16	$0.01
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.01)	$(0.05)	$—
From net realized gain	(0.33)	(3.46)	(1.17)	(0.56)	(0.82)
Total distributions declared to shareholders	$(0.33)	$(3.46)	$(1.18)	$(0.61)	$(0.82)
Net asset value, end of period (x)	$16.23	$15.91	$20.15	$15.84	$13.29
Total return (%) (r)(s)(t)(x)	4.28	(7.07)	35.52	24.10	0.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.12	1.13	1.11	1.16	1.14
Expenses after expense reductions	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	0.25	(0.23)	(0.17)	0.17	0.29
Portfolio turnover	64	55	71	61	60
Net assets at end of period (000 omitted)	$253	$200	$182	$266	$106
See Notes to Financial Statements
23

Financial Highlights – continued
Class R3	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$15.97	$20.17	$15.85	$13.30	$14.14
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.00	$0.02	$0.06	$0.08
Net realized and unrealized gain (loss)	0.61	(0.74)	5.52	3.14	(0.03)(g)
Total from investment operations	$0.69	$(0.74)	$5.54	$3.20	$0.05
Less distributions declared to shareholders
From net investment income	$(0.00)(w)	$—	$(0.05)	$(0.09)	$(0.07)
From net realized gain	(0.33)	(3.46)	(1.17)	(0.56)	(0.82)
Total distributions declared to shareholders	$(0.33)	$(3.46)	$(1.22)	$(0.65)	$(0.89)
Net asset value, end of period (x)	$16.33	$15.97	$20.17	$15.85	$13.30
Total return (%) (r)(s)(t)(x)	4.52	(6.85)	35.85	24.35	0.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.87	0.88	0.85	0.90	0.89
Expenses after expense reductions	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	0.51	0.02	0.08	0.42	0.59
Portfolio turnover	64	55	71	61	60
Net assets at end of period (000 omitted)	$147	$122	$130	$90	$72
See Notes to Financial Statements
24

Financial Highlights – continued
Class R4	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$16.03	$20.23	$15.87	$13.32	$14.17
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.05	$0.06	$0.10	$0.12
Net realized and unrealized gain (loss)	0.63	(0.75)	5.56	3.13	(0.04)(g)
Total from investment operations	$0.74	$(0.70)	$5.62	$3.23	$0.08
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.04)	$(0.09)	$(0.12)	$(0.11)
From net realized gain	(0.33)	(3.46)	(1.17)	(0.56)	(0.82)
Total distributions declared to shareholders	$(0.35)	$(3.50)	$(1.26)	$(0.68)	$(0.93)
Net asset value, end of period (x)	$16.42	$16.03	$20.23	$15.87	$13.32
Total return (%) (r)(s)(t)(x)	4.80	(6.64)	36.34	24.60	1.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.62	0.63	0.60	0.65	0.64
Expenses after expense reductions	0.49	0.49	0.49	0.49	0.49
Net investment income (loss)	0.76	0.27	0.33	0.67	0.84
Portfolio turnover	64	55	71	61	60
Net assets at end of period (000 omitted)	$122	$116	$124	$91	$73
See Notes to Financial Statements
25

Financial Highlights – continued
Class R6	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$16.03	$20.23	$15.89	$13.32	$14.18
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.07	$0.08	$0.11	$0.13
Net realized and unrealized gain (loss)	0.62	(0.75)	5.53	3.16	(0.05)(g)
Total from investment operations	$0.75	$(0.68)	$5.61	$3.27	$0.08
Less distributions declared to shareholders
From net investment income	$(0.02)	$(0.06)	$(0.10)	$(0.14)	$(0.12)
From net realized gain	(0.33)	(3.46)	(1.17)	(0.56)	(0.82)
Total distributions declared to shareholders	$(0.35)	$(3.52)	$(1.27)	$(0.70)	$(0.94)
Net asset value, end of period (x)	$16.43	$16.03	$20.23	$15.89	$13.32
Total return (%) (r)(s)(t)(x)	4.91	(6.57)	36.29	24.86	1.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.54	0.54	0.52	0.55	0.55
Expenses after expense reductions	0.42	0.40	0.40	0.39	0.40
Net investment income (loss)	0.82	0.36	0.42	0.77	0.93
Portfolio turnover	64	55	71	61	60
Net assets at end of period (000 omitted)	$168,286	$158,585	$185,568	$145,833	$126,840

(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
26

Notes to Financial Statements
(1) Business and Organization
MFS Blended Research Growth Equity Fund (the fund) is a non-diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60
27

Notes to Financial Statements  - continued
days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2023 in valuing the fund's assets and liabilities:
28

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$244,117,389	$—	$—	$244,117,389
Mutual Funds	298,134	—	—	298,134
Total	$244,415,523	$—	$—	$244,415,523
For further information regarding security characteristics, see the Portfolio of Investments.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net
29

Notes to Financial Statements  - continued
asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/23	Year ended 5/31/22
Ordinary income (including any short-term capital gains)	$745,942	$14,461,131
Long-term capital gains	4,715,998	24,707,077
Total distributions	$5,461,940	$39,168,208
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/23
Cost of investments	$161,321,993
Gross appreciation	90,014,751
Gross depreciation	(6,921,221)
Net unrealized appreciation (depreciation)	$83,093,530
Undistributed ordinary income	1,767,564
Capital loss carryforwards	(8,717,573)
Total distributable earnings (loss)	$76,143,521
As of May 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(8,717,573)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
30

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/23	Year ended 5/31/22
Class A	$338,546	$2,461,208
Class B	9,542	93,259
Class C	17,332	175,029
Class I	1,217,939	10,085,787
Class R1	18,068	54,367
Class R2	4,676	32,290
Class R3	2,831	22,372
Class R4	2,480	21,500
Class R6	3,850,526	26,222,396
Total	$5,461,940	$39,168,208
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until September 30, 2024. For the year ended May 31, 2023, this management fee reduction amounted to $30,626, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.45%
31

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2023, this reduction amounted to $259,945, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $5,345 for the year ended May 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 39,870
Class B	0.75%	0.25%	1.00%	1.00%	4,293
Class C	0.75%	0.25%	1.00%	1.00%	8,294
Class R1	0.75%	0.25%	1.00%	1.00%	7,865
Class R2	0.25%	0.25%	0.50%	0.50%	1,066
Class R3	—	0.25%	0.25%	0.25%	319
Total Distribution and Service Fees					$61,707
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2023, this rebate amounted to $2 for Class A shares and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of
32

Notes to Financial Statements  - continued
purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2023, were as follows:
Amount
Class A	$1,630
Class B	122
Class C	60
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2023, the fee was $10,206, which equated to 0.0045% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $63,891.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.0197% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
At May 31, 2023, MFS held approximately 81% of the outstanding shares of Class R3 and 100% of the outstanding shares of Class R4.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2023, this reimbursement amounted to $6,877, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended May 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $151,975,895 and $145,846,818, respectively.
33

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	529,892	$7,946,781	558,522	$11,123,957
Class B	4,107	62,366	2,389	51,520
Class C	21,513	312,361	59,481	1,153,404
Class I	1,411,693	20,837,569	3,225,480	70,888,946
Class R1	26,115	386,804	14,526	237,520
Class R2	2,938	43,879	1,924	35,541
Class R3	1,153	16,635	48	980
Class R6	2,814,295	41,250,454	2,084,953	37,340,839
	4,811,706	$70,856,849	5,947,323	$120,832,707
Shares issued to shareholders in reinvestment of distributions
Class A	23,021	$337,951	126,281	$2,461,208
Class B	675	9,542	4,929	93,259
Class C	1,219	17,222	9,059	171,304
Class I	82,345	1,217,884	514,290	10,085,224
Class R1	1,279	18,068	2,875	54,367
Class R2	319	4,676	1,653	32,290
Class R3	192	2,831	1,142	22,372
Class R4	168	2,480	1,094	21,500
Class R6	259,820	3,850,526	1,335,153	26,222,396
	369,038	$5,461,180	1,996,476	$39,163,920
Shares reacquired
Class A	(300,344)	$(4,492,034)	(3,246,554)	$(71,734,979)
Class B	(4,487)	(64,034)	(4,927)	(99,573)
Class C	(11,835)	(168,932)	(55,368)	(945,146)
Class I	(1,487,006)	(22,812,158)	(665,416)	(12,973,803)
Class R1	(701)	(9,963)	(1,446)	(27,220)
Class R2	(217)	(3,682)	(53)	(1,051)
Class R3	(4)	(58)	(2)	(43)
Class R6	(2,721,736)	(40,418,527)	(2,700,684)	(57,684,609)
	(4,526,330)	$(67,969,388)	(6,674,450)	$(143,466,424)
34

Notes to Financial Statements  - continued
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Net change
Class A	252,569	$3,792,698	(2,561,751)	$(58,149,814)
Class B	295	7,874	2,391	45,206
Class C	10,897	160,651	13,172	379,562
Class I	7,032	(756,705)	3,074,354	68,000,367
Class R1	26,693	394,909	15,955	264,667
Class R2	3,040	44,873	3,524	66,780
Class R3	1,341	19,408	1,188	23,309
Class R4	168	2,480	1,094	21,500
Class R6	352,379	4,682,453	719,422	5,878,626
	654,414	$8,348,641	1,269,349	$16,530,203
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2060 Fund were the owners of record of approximately 13%, 10%, 10%, 9%, 9%, 6%, 5%, 3%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2065 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2023, the fund’s commitment fee and interest expense were $1,130 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
35

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,776,491	$70,505,546	$71,982,717	$(1,157)	$(29)	$298,134

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$66,635	$—
36

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust X and the Shareholders of
MFS Blended Research Growth Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Growth Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
37

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 14, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
38

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
39

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
40

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
41

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
42

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
43

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $5,188,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 100.00% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.
44

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
45

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
46

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
47

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2023
MFS®  Blended Research®
Small Cap Equity Fund
BRS-ANN

MFS® Blended Research®
Small Cap Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
Builders FirstSource, Inc.	2.0%
Urban Outfitters, Inc.	1.6%
Skechers USA, Inc., “A”	1.6%
Grand Canyon Education, Inc.	1.6%
Silicon Laboratories, Inc.	1.5%
Prestige Consumer Healthcare, Inc.	1.5%
Dycom Industries, Inc.	1.5%
Portland General Electric Co.	1.5%
International Game Technology PLC	1.5%
Vertiv Holdings Co.	1.5%
GICS equity sectors (g)
Health Care	18.4%
Industrials	18.0%
Financials	14.1%
Consumer Discretionary	12.4%
Information Technology	11.3%
Real Estate	7.4%
Energy	5.6%
Materials	4.9%
Consumer Staples	2.5%
Communication Services	2.4%
Utilities	2.1%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

Management Review
Summary of Results
For the twelve months ended May 31, 2023, Class A shares of the MFS Blended Research Small Cap Equity Fund (fund) provided a total return of -8.65%, at net asset value. This compares with a return of -4.68% for the fund’s benchmark, the Russell 2000® Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators, setting the stage for a substantial drop in longer-term interest rates. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. On a more upbeat note, China’s abandonment of its Zero-COVID policy ushered in an uptick in economic activity in the world’s second-largest economy. In developed markets, consumer demand, particularly for services, remained solid.
Policymakers find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act. That juxtaposition suggests that we may be nearing peak monetary policy rates.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Detractors from Performance
Relative to the Russell 2000® Index, stock selection within the health care, materials and real estate sectors detracted from the fund’s performance. Within the health care sector, the fund’s holdings of drug and diagnostic company Maravai Lifesciences(b) and clinical development company Syneos Health(b)(h) held back relative results. The stock price of Maravai Lifesciences fell as the company lowered its expectations for 2023, notably lowering its COVID CleanCap outlook given the slower uptake of bivalent boosters. Within the materials sector, the fund’s holdings of performance chemicals company Chemours(b) weighed on relative performance. The share price of Chemours
2

Management Review - continued
declined as the company reported weaker-than-expected operating results across the board amid higher raw materials and fixed costs. Within the real estate sector, the timing of the fund’s overweight position in self-storage company National Storage Affiliates Trust further reduced relative returns as the company reported lower storage unit occupancy rates amid a higher interest rate environment.
Elsewhere, the fund’s holdings of digital outsourcing services provider TaskUs(b) and bank holding company First Hawaiian(b), and its overweight positions in research consulting firm Forrester Research(h), bank and asset services company UMB Financial and pop culture products company Funko, detracted from relative performance. The stock price of TaskUs came under pressure as the company lowered its guidance due to macro conditions, despite the company having reported strong revenue and a robust deal pipeline. Not owning shares of computer products company Super Micro Computer also dampened the fund’s relative results.
Contributors to Performance
During the reporting period, favorable stock selection within the consumer discretionary sector contributed to relative performance, led by the fund’s overweight positions in full-service travel stop operator TravelCenters of America(h), apparel retailer Urban Outfitters and electronic gaming company International Game Technology. Holdings of footwear retailer Skechers USA(b) and educational services provider Grand Canyon Education(b) further benefited the fund’s relative returns. The share price of TravelCenters of America rose as a deal to acquire the company was completed.
Stock selection in both the industrials and energy sectors also strengthened relative performance. Within the industrials sector, the fund’s holdings of home building materials chain Builders FirstSource(b) and digital infrastructure manufacturer Vertiv Holdings(b) boosted relative results. The share price of Builders FirstSource rose as the company reported robust revenues, particularly within lumber products, that exceeded investor expectations. Within the energy sector, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's top relative contributors during the reporting period.
Elsewhere, the fund’s overweight positions in software company Yext and fresh baked sweet goods maker Hostess Brands bolstered relative performance. The share price of Yext rose as the company released its chat-based natural language processing tool, Yext Chat, and reported operating results in line with expectations. The fund’s holdings of open-source search and analytics engine services provider Elastic further supported relative returns.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These
3

Management Review - continued
views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 5/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
5

Performance Summary  - continued
Total Returns through 5/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	9/15/15	(8.65)%	2.98%	6.90%
B	9/15/15	(9.34)%	2.22%	6.09%
C	9/15/15	(9.35)%	2.20%	6.09%
I	9/15/15	(8.38)%	3.23%	7.16%
R1	9/15/15	(9.35)%	2.21%	6.09%
R2	9/15/15	(8.91)%	2.72%	6.62%
R3	9/15/15	(8.70)%	2.97%	6.88%
R4	9/15/15	(8.44)%	3.23%	7.15%
R6	9/15/15	(8.36)%	3.33%	7.24%
Comparative benchmark(s)

Russell 2000® Index (f)	(4.68)%	2.74%	6.99%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(13.90)%	1.77%	6.08%
B With CDSC (Declining over six years from 4% to 0%) (v)	(12.81)%	1.89%	6.09%
C With CDSC (1% for 12 months) (v)	(10.22)%	2.20%	6.09%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 2000® Index(h) - constructed to provide a comprehensive barometer for securities in the small-cap segment of the U.S. equity universe. The index includes 2,000 of the smallest U.S. companies based on total market capitalization, representing approximately 10% of the investable U.S. equity market.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
6

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2022 through May 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2022 through May 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/22	Ending Account Value 5/31/23	Expenses Paid During Period (p) 12/01/22-5/31/23
A	Actual	0.99%	$1,000.00	$921.88	$4.74
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
B	Actual	1.74%	$1,000.00	$918.62	$8.32
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
C	Actual	1.74%	$1,000.00	$917.79	$8.32
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
I	Actual	0.74%	$1,000.00	$923.23	$3.55
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R1	Actual	1.74%	$1,000.00	$917.85	$8.32
	Hypothetical (h)	1.74%	$1,000.00	$1,016.26	$8.75
R2	Actual	1.24%	$1,000.00	$919.98	$5.94
	Hypothetical (h)	1.24%	$1,000.00	$1,018.75	$6.24
R3	Actual	0.99%	$1,000.00	$921.35	$4.74
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R4	Actual	0.74%	$1,000.00	$922.64	$3.55
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R6	Actual	0.63%	$1,000.00	$923.45	$3.02
	Hypothetical (h)	0.63%	$1,000.00	$1,021.79	$3.18
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
9

Portfolio of Investments
5/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 99.1%
Aerospace & Defense – 0.9%
CACI International, Inc., “A” (a)	9,245	$2,766,289
Apparel Manufacturers – 1.6%
Skechers USA, Inc., “A” (a)	92,785	$4,766,365
Automotive – 1.9%
REV Group, Inc.	153,976	$1,561,317
Titan International, Inc. (a)	116,297	1,150,177
Visteon Corp. (a)	21,973	2,935,153
		$5,646,647
Biotechnology – 3.8%
Adaptive Biotechnologies Corp. (a)	193,581	$1,347,324
Alector, Inc. (a)	18,325	136,338
AlloVir, Inc. (a)	146,093	550,771
Arcus Biosciences, Inc. (a)	48,525	996,703
BioAtla, Inc. (a)	183,804	578,983
Deciphera Pharmaceuticals, Inc. (a)	10,628	143,478
Dynavax Technologies Corp. (a)	87,462	999,691
Exelixis, Inc. (a)	43,051	830,023
Fate Therapeutics, Inc. (a)	27,627	139,516
iTeos Therapeutics, Inc. (a)	65,319	1,063,393
Lyell Immunopharma, Inc. (a)(l)	258,446	824,443
Sana Biotechnology, Inc. (a)(l)	206,136	1,240,939
Sangamo Therapeutics, Inc. (a)	165,525	185,388
Varex Imaging Corp. (a)	26,196	577,360
Vir Biotechnology, Inc. (a)	52,642	1,403,962
		$11,018,312
Broadcasting – 0.4%
Entravision Communications Corp., “A”	300,380	$1,240,569
Brokerage & Asset Managers – 0.5%
A-Mark Precious Metals, Inc.	30,359	$1,028,260
GCM Grosvenor, Inc., “A”	42,988	296,617
		$1,324,877
Business Services – 4.1%
BlueLinx Holdings, Inc. (a)	23,767	$1,954,123
Boise Cascade Corp.	9,642	692,488
HireRight Holdings Corp. (a)	77,426	792,068
TaskUs, Inc., “A” (a)	169,621	1,840,388
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – continued
TriNet Group, Inc. (a)	32,800	$2,914,936
World Fuel Services Corp.	71,203	1,628,413
Yext, Inc. (a)	249,540	2,293,272
		$12,115,688
Cable TV – 0.3%
Cable One, Inc.	1,223	$748,268
Chemicals – 1.7%
Avient Corp.	37,011	$1,350,901
Element Solutions, Inc.	206,118	3,695,696
		$5,046,597
Computer Software – 2.6%
2U, Inc. (a)	24,827	$99,308
Elastic N.V. (a)	53,161	3,871,184
Paycor HCM, Inc. (a)	38,716	851,365
Paylocity Holding Corp. (a)	16,289	2,813,925
		$7,635,782
Computer Software - Systems – 3.9%
Box, Inc., “A” (a)	151,031	$4,254,543
Rapid7, Inc. (a)	70,000	3,340,400
Rimini Street, Inc. (a)	251,229	1,155,654
Squarespace, Inc., “A” (a)	58,178	1,709,852
Verint Systems, Inc. (a)	23,072	827,823
		$11,288,272
Construction – 1.6%
AZEK Co., Inc. (a)	67,036	$1,558,587
GMS, Inc. (a)	47,972	3,038,067
Taylor Morrison Home Corp. (a)	4,367	185,292
		$4,781,946
Consumer Products – 1.7%
Herbalife Ltd. (a)	50,184	$594,179
Prestige Consumer Healthcare, Inc. (a)	76,050	4,352,341
		$4,946,520
Consumer Services – 1.6%
Grand Canyon Education, Inc. (a)	43,307	$4,536,841
Electrical Equipment – 1.5%
Vertiv Holdings Co.	220,589	$4,257,368
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Electronics – 5.3%
Advanced Energy Industries, Inc.	40,966	$4,020,813
Alpha and Omega Semiconductor Ltd. (a)	47,485	1,314,860
Photronics, Inc. (a)	73,342	1,557,051
Plexus Corp. (a)	39,178	3,552,661
Sanmina Corp. (a)	11,078	587,577
Silicon Laboratories, Inc. (a)	31,493	4,430,120
		$15,463,082
Energy - Independent – 2.2%
CONSOL Energy, Inc.	31,367	$1,692,563
CVR Energy, Inc.	55,137	1,290,757
Magnolia Oil & Gas Corp., “A”	92,535	1,788,702
Par Pacific Holdings, Inc. (a)	74,651	1,591,559
		$6,363,581
Energy - Integrated – 0.2%
National Gas Fuel Co.	13,369	$680,616
Engineering - Construction – 2.3%
APi Group, Inc. (a)	108,504	$2,452,190
Dycom Industries, Inc. (a)	42,686	4,329,641
		$6,781,831
Food & Beverages – 2.3%
Cal-Maine Foods, Inc.	48,574	$2,309,693
Duckhorn Portfolio, Inc. (a)	41,393	539,351
Hostess Brands, Inc. (a)	151,977	3,781,188
		$6,630,232
Gaming & Lodging – 2.4%
International Game Technology PLC	173,963	$4,267,312
Norwegian Cruise Line Holdings Ltd. (a)	42,841	636,189
Penn Entertainment, Inc. (a)	17,537	439,127
Target Hospitality Corp. (a)(l)	115,316	1,629,415
		$6,972,043
Insurance – 3.2%
Hanover Insurance Group, Inc.	21,527	$2,399,400
Jackson Financial, Inc.	52,459	1,453,114
Reinsurance Group of America, Inc.	13,462	1,884,680
Voya Financial, Inc.	53,560	3,631,368
		$9,368,562
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Internet – 1.3%
Yelp, Inc. (a)	60,851	$2,038,509
ZipRecruiter, Inc., “A” (a)	111,749	1,728,757
		$3,767,266
Leisure & Toys – 3.0%
Brunswick Corp.	40,259	$3,039,554
Funko, Inc., “A” (a)	165,984	2,025,005
Malibu Boats, Inc., “A” (a)	29,731	1,559,391
MasterCraft Boat Holdings, Inc. (a)	15,222	403,383
Polaris, Inc.	16,710	1,799,834
		$8,827,167
Machinery & Tools – 3.6%
Flowserve Corp.	38,311	$1,247,023
ITT, Inc.	4,083	310,961
Olympic Steel, Inc.	33,612	1,405,654
Regal Rexnord Corp.	27,743	3,603,538
Timken Co.	52,021	3,722,103
Titan Machinery, Inc. (a)	11,495	290,249
		$10,579,528
Major Banks – 0.6%
Comerica, Inc.	51,091	$1,844,385
Medical & Health Technology & Services – 3.3%
Cross Country Healthcare, Inc. (a)	33,397	$851,624
Encompass Health Corp.	56,518	3,505,246
Health Catalyst, Inc. (a)	39,391	443,543
HealthEquity, Inc. (a)	63,787	3,495,528
Medpace Holdings, Inc. (a)	5,917	1,224,641
ModivCare, Inc. (a)	1,530	68,743
		$9,589,325
Medical Equipment – 5.3%
AngioDynamics, Inc. (a)	48,602	$459,775
Avanos Medical, Inc. (a)	54,935	1,345,908
Bioventus, Inc., “A” (a)	114,556	309,874
Envista Holdings Corp. (a)	109,362	3,487,554
Inogen, Inc. (a)	34,723	365,633
Maravai Lifesciences Holdings, Inc., “A” (a)	212,817	2,732,570
Organogenesis Holdings, Inc. (a)	225,013	816,797
Orthofix Medical, Inc. (a)	80,903	1,512,077
Quidel Corp. (a)	47,742	4,064,754
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Medical Equipment – continued
Sotera Health Co. (a)	20,052	$282,533
		$15,377,475
Metals & Mining – 1.6%
Ryerson Holding Corp.	62,841	$2,135,965
United States Steel Corp.	118,304	2,474,920
		$4,610,885
Natural Gas - Pipeline – 0.5%
Equitrans Midstream Corp.	163,062	$1,390,919
Oil Services – 1.6%
Cactus, Inc., “A”	41,759	$1,318,749
ChampionX Corp.	134,827	3,405,730
		$4,724,479
Other Banks & Diversified Financials – 9.8%
Assured Guaranty Ltd.	13,927	$720,722
Atlanticus Holdings Corp. (a)	6,180	216,053
Cathay General Bancorp, Inc.	132,628	3,878,043
Columbia Banking System, Inc.	173,949	3,484,198
East West Bancorp, Inc.	34,368	1,644,509
Enova International, Inc. (a)	6,996	325,454
First Hawaiian, Inc.	78,001	1,286,236
Heritage Commerce Corp.	40,188	292,569
Navient Corp.	101,786	1,542,058
OFG Bancorp	62,985	1,528,016
Preferred Bank	19,861	915,989
SLM Corp.	270,996	4,135,399
Texas Capital Bancshares, Inc. (a)	68,419	3,236,219
UMB Financial Corp.	5,476	310,161
United Community Bank, Inc.	20,315	459,322
Wintrust Financial Corp.	46,390	2,949,012
Zions Bancorporation NA	62,811	1,714,112
		$28,638,072
Pharmaceuticals – 4.6%
Alkermes PLC (a)	18,801	$543,913
Arcturus Therapeutics Holdings Inc. (a)	24,076	658,238
Catalyst Pharmaceuticals, Inc. (a)	66,422	767,174
Coherus BioSciences, Inc. (a)	84,713	346,476
Eagle Pharmaceuticals, Inc. (a)	26,178	543,194
Emergent BioSolutions, Inc. (a)	21,614	184,367
FibroGen, Inc. (a)	18,734	323,162
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pharmaceuticals – continued
Intercept Pharmaceuticals, Inc. (a)	58,489	$616,474
Ionis Pharmaceuticals, Inc. (a)	21,329	872,356
Ironwood Pharmaceuticals, Inc. (a)	72,247	786,047
Kiniksa Pharmaceuticals, “A” (a)	65,151	902,993
Kymera Therapeutics, Inc. (a)	32,811	965,956
Macrogenics, Inc. (a)	117,453	548,506
Neurocrine Biosciences, Inc. (a)	7,405	662,970
Nurix Therapeutics, Inc. (a)	16,728	169,287
Organon & Co.	75,685	1,467,532
Phibro Animal Health Corp., “A”	41,130	547,029
REGENXBIO, Inc. (a)	18,710	322,373
United Therapeutics Corp. (a)	6,484	1,359,954
Vanda Pharmaceuticals, Inc. (a)	117,675	700,166
		$13,288,167
Railroad & Shipping – 0.7%
Teekay Tankers LTD., “A”	57,716	$2,085,279
Real Estate – 7.4%
Broadstone Net Lease, Inc., REIT	135,486	$2,124,421
DiamondRock Hospitality Co., REIT	16,888	132,571
Empire State Realty Trust, REIT, “A”	538,537	3,322,773
National Storage Affiliates Trust, REIT	71,977	2,635,078
Phillips Edison & Co., REIT	135,636	3,934,800
Piedmont Office Realty Trust, Inc., REIT	231,400	1,441,622
Spirit Realty Capital, Inc., REIT	94,672	3,697,888
STAG Industrial, Inc., REIT	75,597	2,630,776
Tanger Factory Outlet Centers, Inc., REIT	88,289	1,798,447
		$21,718,376
Restaurants – 1.1%
Texas Roadhouse, Inc.	26,445	$2,853,415
Wendy's Co.	13,284	292,381
		$3,145,796
Specialty Chemicals – 1.1%
Chemours Co.	116,396	$3,083,330
Specialty Stores – 3.6%
Builders FirstSource, Inc. (a)	49,855	$5,780,687
Urban Outfitters, Inc. (a)	155,429	4,790,322
		$10,571,009
Telephone Services – 0.5%
EchoStar Corp., “A” (a)	84,978	$1,340,103
15

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Tobacco – 0.0%
Vector Group Ltd.	13,353	$156,364
Trucking – 1.6%
Landstar System, Inc.	8,779	$1,539,661
Saia, Inc. (a)	11,138	3,164,974
		$4,704,635
Utilities - Electric Power – 1.9%
IDACORP, Inc.	10,453	$1,087,844
Portland General Electric Co.	88,780	4,326,249
		$5,414,093
Total Common Stocks (Identified Cost, $282,971,129)		$289,236,941
Investment Companies (h) – 0.7%
Money Market Funds – 0.7%
MFS Institutional Money Market Portfolio, 4.88% (v) (Identified Cost, $2,041,391)	2,041,392	$2,041,188
Collateral for Securities Loaned – 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.11% (j) (Identified Cost, $1,199,113)	1,199,113	$1,199,113

Other Assets, Less Liabilities – (0.2)%		(686,740)
Net Assets – 100.0%		$291,790,502

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $2,041,188 and $290,436,054, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 5/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $1,658,206 of securities on loan (identified cost, $284,170,242)	$290,436,054
Investments in affiliated issuers, at value (identified cost, $2,041,391)	2,041,188
Receivables for
Fund shares sold	278,056
Interest and dividends	526,932
Receivable from investment adviser	22,419
Other assets	1,411
Total assets	$293,306,060
Liabilities
Payables for
Fund shares reacquired	$175,348
Collateral for securities loaned, at value (c)	1,199,113
Payable to affiliates
Administrative services fee	289
Shareholder servicing costs	59,413
Distribution and service fees	1,322
Payable for independent Trustees' compensation	66
Accrued expenses and other liabilities	80,007
Total liabilities	$1,515,558
Net assets	$291,790,502
Net assets consist of
Paid-in capital	$294,769,672
Total distributable earnings (loss)	(2,979,170)
Net assets	$291,790,502
Shares of beneficial interest outstanding	23,071,964

(c)	Non-cash collateral is not included.
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$33,667,198	2,681,322	$12.56
Class B	451,203	37,582	12.01
Class C	5,318,627	443,466	11.99
Class I	102,893,234	8,117,483	12.68
Class R1	3,410,150	284,091	12.00
Class R2	13,528,853	1,085,737	12.46
Class R3	661,161	52,548	12.58
Class R4	18,321,513	1,443,399	12.69
Class R6	113,538,563	8,926,336	12.72

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.33 [100 / 94.25 x $12.56]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 5/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$4,744,228
Dividends from affiliated issuers	104,175
Other	45,060
Income on securities loaned	10,032
Foreign taxes withheld	(7,617)
Total investment income	$4,895,878
Expenses
Management fee	$2,033,100
Distribution and service fees	265,842
Shareholder servicing costs	259,715
Administrative services fee	58,033
Independent Trustees' compensation	7,206
Custodian fee	18,654
Shareholder communications	27,373
Audit and tax fees	62,771
Legal fees	1,493
Miscellaneous	165,323
Total expenses	$2,899,510
Reduction of expenses by investment adviser and distributor	(450,391)
Net expenses	$2,449,119
Net investment income (loss)	$2,446,759
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(7,897,680)
Affiliated issuers	363
Net realized gain (loss)	$(7,897,317)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(20,902,806)
Affiliated issuers	(203)
Net unrealized gain (loss)	$(20,903,009)
Net realized and unrealized gain (loss)	$(28,800,326)
Change in net assets from operations	$(26,353,567)
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/23	5/31/22
Change in net assets
From operations
Net investment income (loss)	$2,446,759	$1,513,260
Net realized gain (loss)	(7,897,317)	41,868,598
Net unrealized gain (loss)	(20,903,009)	(69,290,970)
Change in net assets from operations	$(26,353,567)	$(25,909,112)
Total distributions to shareholders	$(12,571,489)	$(42,864,222)
Change in net assets from fund share transactions	$(7,144,953)	$48,713,888
Total change in net assets	$(46,070,009)	$(20,059,446)
Net assets
At beginning of period	337,860,511	357,919,957
At end of period	$291,790,502	$337,860,511
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$14.31	$17.57	$11.33	$12.77	$13.83
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.03	$0.04	$0.06	$0.06
Net realized and unrealized gain (loss)	(1.29)	(1.18)	6.26	(1.28)	(0.44)
Total from investment operations	$(1.21)	$(1.15)	$6.30	$(1.22)	$(0.38)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.06)	$(0.05)	$(0.04)
From net realized gain	(0.54)	(2.11)	—	(0.17)	(0.64)
Total distributions declared to shareholders	$(0.54)	$(2.11)	$(0.06)	$(0.22)	$(0.68)
Net asset value, end of period (x)	$12.56	$14.31	$17.57	$11.33	$12.77
Total return (%) (r)(s)(t)(x)	(8.65)	(7.52)	55.75	(9.87)	(2.28)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.13	1.13	1.12	1.16	1.22
Expenses after expense reductions	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	0.57	0.16	0.26	0.48	0.41
Portfolio turnover	56	72	80	75	64
Net assets at end of period (000 omitted)	$33,667	$40,921	$73,141	$57,133	$60,929
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$13.81	$17.15	$11.10	$12.56	$13.67
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.08)	$(0.07)	$(0.03)	$(0.05)
Net realized and unrealized gain (loss)	(1.24)	(1.15)	6.12	(1.26)	(0.42)
Total from investment operations	$(1.26)	$(1.23)	$6.05	$(1.29)	$(0.47)
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(0.54)	(2.11)	—	(0.17)	(0.64)
Total distributions declared to shareholders	$(0.54)	$(2.11)	$—	$(0.17)	$(0.64)
Net asset value, end of period (x)	$12.01	$13.81	$17.15	$11.10	$12.56
Total return (%) (r)(s)(t)(x)	(9.34)	(8.21)	54.50	(10.53)	(3.00)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.89	1.88	1.86	1.91	1.97
Expenses after expense reductions	1.74	1.74	1.74	1.74	1.74
Net investment income (loss)	(0.19)	(0.50)	(0.52)	(0.27)	(0.36)
Portfolio turnover	56	72	80	75	64
Net assets at end of period (000 omitted)	$451	$664	$615	$387	$500
See Notes to Financial Statements
22

Financial Highlights – continued
Class C	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$13.79	$17.14	$11.09	$12.55	$13.66
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.09)	$(0.07)	$(0.03)	$(0.03)
Net realized and unrealized gain (loss)	(1.24)	(1.15)	6.12	(1.26)	(0.44)
Total from investment operations	$(1.26)	$(1.24)	$6.05	$(1.29)	$(0.47)
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.00)(w)	$(0.00)(w)
From net realized gain	(0.54)	(2.11)	—	(0.17)	(0.64)
Total distributions declared to shareholders	$(0.54)	$(2.11)	$—	$(0.17)	$(0.64)
Net asset value, end of period (x)	$11.99	$13.79	$17.14	$11.09	$12.55
Total return (%) (r)(s)(t)(x)	(9.35)	(8.27)	54.55	(10.53)	(2.97)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.89	1.88	1.87	1.91	1.97
Expenses after expense reductions	1.74	1.74	1.74	1.74	1.74
Net investment income (loss)	(0.18)	(0.53)	(0.50)	(0.26)	(0.21)
Portfolio turnover	56	72	80	75	64
Net assets at end of period (000 omitted)	$5,319	$6,593	$7,503	$5,133	$3,234
See Notes to Financial Statements
23

Financial Highlights – continued
Class I	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$14.40	$17.67	$11.39	$12.83	$13.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.09	$0.07	$0.09	$0.09
Net realized and unrealized gain (loss)	(1.29)	(1.22)	6.31	(1.27)	(0.45)
Total from investment operations	$(1.18)	$(1.13)	$6.38	$(1.18)	$(0.36)
Less distributions declared to shareholders
From net investment income	$—	$(0.03)	$(0.10)	$(0.09)	$(0.07)
From net realized gain	(0.54)	(2.11)	—	(0.17)	(0.64)
Total distributions declared to shareholders	$(0.54)	$(2.14)	$(0.10)	$(0.26)	$(0.71)
Net asset value, end of period (x)	$12.68	$14.40	$17.67	$11.39	$12.83
Total return (%) (r)(s)(t)(x)	(8.38)	(7.39)	56.17	(9.58)	(2.06)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.88	0.88	0.87	0.91	0.97
Expenses after expense reductions	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	0.82	0.52	0.46	0.74	0.69
Portfolio turnover	56	72	80	75	64
Net assets at end of period (000 omitted)	$102,893	$115,533	$80,950	$53,562	$39,397
See Notes to Financial Statements
24

Financial Highlights – continued
Class R1	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$13.80	$17.15	$11.09	$12.56	$13.67
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.08)	$(0.07)	$(0.03)	$0.07
Net realized and unrealized gain (loss)	(1.24)	(1.16)	6.13	(1.27)	(0.54)(g)
Total from investment operations	$(1.26)	$(1.24)	$6.06	$(1.30)	$(0.47)
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.00)(w)	$—
From net realized gain	(0.54)	(2.11)	—	(0.17)	(0.64)
Total distributions declared to shareholders	$(0.54)	$(2.11)	$—	$(0.17)	$(0.64)
Net asset value, end of period (x)	$12.00	$13.80	$17.15	$11.09	$12.56
Total return (%) (r)(s)(t)(x)	(9.35)	(8.26)	54.64	(10.59)	(3.00)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.88	1.88	1.86	1.91	1.97
Expenses after expense reductions	1.74	1.74	1.74	1.74	1.74
Net investment income (loss)	(0.17)	(0.50)	(0.52)	(0.27)	0.54
Portfolio turnover	56	72	80	75	64
Net assets at end of period (000 omitted)	$3,410	$3,853	$4,996	$2,897	$3,339
See Notes to Financial Statements
25

Financial Highlights – continued
Class R2	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$14.24	$17.54	$11.32	$12.78	$13.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$(0.00)(w)	$(0.00)(w)	$0.03	$0.16
Net realized and unrealized gain (loss)	(1.28)	(1.19)	6.26	(1.27)	(0.58)(g)
Total from investment operations	$(1.24)	$(1.19)	$6.26	$(1.24)	$(0.42)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.04)	$(0.05)	$(0.00)(w)
From net realized gain	(0.54)	(2.11)	—	(0.17)	(0.64)
Total distributions declared to shareholders	$(0.54)	$(2.11)	$(0.04)	$(0.22)	$(0.64)
Net asset value, end of period (x)	$12.46	$14.24	$17.54	$11.32	$12.78
Total return (%) (r)(s)(t)(x)	(8.91)	(7.77)	55.37	(10.07)	(2.57)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.38	1.38	1.36	1.41	1.47
Expenses after expense reductions	1.24	1.24	1.24	1.24	1.24
Net investment income (loss)	0.33	(0.01)	(0.03)	0.23	1.22
Portfolio turnover	56	72	80	75	64
Net assets at end of period (000 omitted)	$13,529	$14,633	$16,870	$9,315	$9,647
See Notes to Financial Statements
26

Financial Highlights – continued
Class R3	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$14.34	$17.61	$11.35	$12.83	$13.88
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.04	$0.03	$0.06	$0.05
Net realized and unrealized gain (loss)	(1.30)	(1.20)	6.29	(1.28)	(0.42)
Total from investment operations	$(1.22)	$(1.16)	$6.32	$(1.22)	$(0.37)
Less distributions declared to shareholders
From net investment income	$—	$—	$(0.06)	$(0.09)	$(0.04)
From net realized gain	(0.54)	(2.11)	—	(0.17)	(0.64)
Total distributions declared to shareholders	$(0.54)	$(2.11)	$(0.06)	$(0.26)	$(0.68)
Net asset value, end of period (x)	$12.58	$14.34	$17.61	$11.35	$12.83
Total return (%) (r)(s)(t)(x)	(8.70)	(7.55)	55.83	(9.92)	(2.23)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.13	1.13	1.12	1.16	1.21
Expenses after expense reductions	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	0.60	0.21	0.23	0.52	0.38
Portfolio turnover	56	72	80	75	64
Net assets at end of period (000 omitted)	$661	$450	$667	$537	$70
See Notes to Financial Statements
27

Financial Highlights – continued
Class R4	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$14.42	$17.68	$11.40	$12.84	$13.91
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.08	$0.07	$0.10	$0.09
Net realized and unrealized gain (loss)	(1.30)	(1.21)	6.30	(1.28)	(0.45)
Total from investment operations	$(1.19)	$(1.13)	$6.37	$(1.18)	$(0.36)
Less distributions declared to shareholders
From net investment income	$—	$(0.02)	$(0.09)	$(0.09)	$(0.07)
From net realized gain	(0.54)	(2.11)	—	(0.17)	(0.64)
Total distributions declared to shareholders	$(0.54)	$(2.13)	$(0.09)	$(0.26)	$(0.71)
Net asset value, end of period (x)	$12.69	$14.42	$17.68	$11.40	$12.84
Total return (%) (r)(s)(t)(x)	(8.44)	(7.34)	56.09	(9.60)	(2.09)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.88	0.88	0.87	0.95	0.96
Expenses after expense reductions	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	0.83	0.48	0.53	0.96	0.63
Portfolio turnover	56	72	80	75	64
Net assets at end of period (000 omitted)	$18,322	$20,000	$23,281	$19,044	$71
See Notes to Financial Statements
28

Financial Highlights – continued
Class R6	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$14.44	$17.70	$11.40	$12.85	$13.91
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	$0.10	$0.09	$0.10	$0.10
Net realized and unrealized gain (loss)	(1.31)	(1.21)	6.32	(1.28)	(0.44)
Total from investment operations	$(1.18)	$(1.11)	$6.41	$(1.18)	$(0.34)
Less distributions declared to shareholders
From net investment income	$—	$(0.04)	$(0.11)	$(0.10)	$(0.08)
From net realized gain	(0.54)	(2.11)	—	(0.17)	(0.64)
Total distributions declared to shareholders	$(0.54)	$(2.15)	$(0.11)	$(0.27)	$(0.72)
Net asset value, end of period (x)	$12.72	$14.44	$17.70	$11.40	$12.85
Total return (%) (r)(s)(t)(x)	(8.36)	(7.23)	56.40	(9.59)	(1.93)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.77	0.77	0.77	0.82	0.88
Expenses after expense reductions	0.63	0.63	0.65	0.65	0.66
Net investment income (loss)	0.94	0.60	0.60	0.83	0.72
Portfolio turnover	56	72	80	75	64
Net assets at end of period (000 omitted)	$113,539	$135,216	$136,883	$102,332	$53,947

(d)	Per share data is based on average shares outstanding.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
29

Notes to Financial Statements
(1) Business and Organization
MFS Blended Research Small Cap Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60
30

Notes to Financial Statements  - continued
days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2023 in valuing the fund's assets and liabilities:
31

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$289,236,941	$—	$—	$289,236,941
Mutual Funds	3,240,301	—	—	3,240,301
Total	$292,477,242	$—	$—	$292,477,242
For further information regarding security characteristics, see the Portfolio of Investments.
Security Loans — Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $1,658,206. The fair value of the fund's investment securities on loan and a related liability of $1,199,113 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $467,564 held by the lending agent. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
32

Notes to Financial Statements  - continued
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/23	Year ended 5/31/22
Ordinary income (including any short-term capital gains)	$1,828	$13,674,761
Long-term capital gains	12,569,661	29,189,461
Total distributions	$12,571,489	$42,864,222
33

Notes to Financial Statements  - continued
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/23
Cost of investments	$292,149,101
Gross appreciation	41,115,911
Gross depreciation	(40,787,770)
Net unrealized appreciation (depreciation)	$328,141
Undistributed ordinary income	2,444,931
Capital loss carryforwards	(5,752,242)
Total distributable earnings (loss)	$(2,979,170)
As of May 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(5,752,242)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to Class A shares approximately eight years after purchase. Effective March 21, 2022, all Class 529B and Class 529C shares were converted into Class 529A shares. Effective May 20, 2022, all Class 529A shares were redeemed. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/23	Year ended 5/31/22
Class A	$1,450,388	$4,830,087
Class B	20,378	96,826
Class C	266,208	874,950
Class I	4,507,223	14,641,868
Class R1	148,981	638,480
Class R2	561,718	2,046,590
Class R3	24,681	69,834
Class R4	731,137	2,676,974
Class R6	4,860,775	15,393,649
Class 529A	—	1,419,650
Class 529B	—	33,079
Class 529C	—	142,235
Total	$12,571,489	$42,864,222
34

Notes to Financial Statements  - continued
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.65%
In excess of $1 billion and up to $2.5 billion	0.60%
In excess of $2.5 billion	0.575%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until September 30, 2024. For the year ended May 31, 2023, this management fee reduction amounted to $41,985, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.64% of the fund's average daily net assets.
For the period from June 1, 2022 through July 31, 2022, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.70%
This written agreement terminated on July 31, 2022. For the period from June 1, 2022 through July 31, 2022, this reduction amounted to $74,251, which is included in the reduction of total expenses in the Statement of Operations.
Effective August 1, 2022, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.99%	1.74%	1.74%	0.74%	1.74%	1.24%	0.99%	0.74%	0.67%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2023. For the period from August 1, 2022 through May 31, 2023, this reduction amounted to $334,154, which is included in the reduction of total expenses in the Statement of Operations.
35

Notes to Financial Statements  - continued
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $12,261 for the year ended May 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 92,544
Class B	0.75%	0.25%	1.00%	1.00%	5,269
Class C	0.75%	0.25%	1.00%	1.00%	60,412
Class R1	0.75%	0.25%	1.00%	1.00%	35,638
Class R2	0.25%	0.25%	0.50%	0.50%	70,430
Class R3	—	0.25%	0.25%	0.25%	1,549
Total Distribution and Service Fees					$265,842
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2023, this rebate amounted to $1 for Class A shares and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2023, were as follows:
Amount
Class A	$9,469
Class B	437
Class C	277
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as
36

Notes to Financial Statements  - continued
determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2023, the fee was $23,524, which equated to 0.0075% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $236,191.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.0186% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2023, the fund engaged in purchase transactions pursuant to this policy, which amounted to $2,225,647.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2023, this reimbursement amounted to $45,011, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended May 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $175,213,919 and $192,065,576, respectively.
37

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	539,263	$7,207,694	1,256,363	$20,990,656
Class B	3,676	45,871	34,990	576,506
Class C	121,772	1,562,058	138,797	2,200,234
Class I	2,835,460	37,473,460	4,313,598	73,991,621
Class R1	49,910	640,868	55,221	895,793
Class R2	217,015	2,879,978	313,139	5,308,871
Class R3	22,630	315,199	5,174	90,920
Class R4	226,570	3,125,911	125,161	2,069,619
Class R6	2,231,058	29,493,265	2,970,062	45,165,924
Class 529A	—	—	173,089	2,819,477
Class 529B	—	—	287	5,000
Class 529C	—	—	5,218	83,524
	6,247,354	$82,744,304	9,391,099	$154,198,145
Shares issued to shareholders in reinvestment of distributions
Class A	109,688	$1,448,976	310,316	$4,822,317
Class B	1,608	20,378	6,434	96,826
Class C	21,028	266,208	58,214	874,950
Class I	338,336	4,506,629	936,438	14,636,522
Class R1	11,759	148,981	42,452	638,480
Class R2	42,814	561,718	132,209	2,046,590
Class R3	1,866	24,681	4,485	69,834
Class R4	54,849	731,137	171,053	2,676,974
Class R6	363,432	4,855,451	983,361	15,389,599
Class 529A	—	—	90,441	1,406,356
Class 529B	—	—	2,176	33,079
Class 529C	—	—	9,419	141,759
	945,380	$12,564,159	2,746,998	$42,833,286
38

Notes to Financial Statements  - continued
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(827,549)	$(11,022,953)	(2,868,509)	$(50,253,172)
Class B	(15,756)	(204,248)	(29,249)	(451,937)
Class C	(177,310)	(2,213,616)	(156,734)	(2,435,474)
Class I	(3,077,212)	(41,398,089)	(1,811,319)	(29,563,854)
Class R1	(56,656)	(716,705)	(109,895)	(1,717,307)
Class R2	(201,765)	(2,684,716)	(379,309)	(6,276,757)
Class R3	(3,300)	(42,307)	(16,173)	(281,779)
Class R4	(224,640)	(2,970,932)	(226,318)	(3,809,944)
Class R6	(3,034,693)	(41,199,850)	(2,322,334)	(39,218,688)
Class 529A	—	—	(911,535)	(12,586,970)
Class 529B	—	—	(19,698)	(306,317)
Class 529C	—	—	(91,832)	(1,415,344)
	(7,618,881)	$(102,453,416)	(8,942,905)	$(148,317,543)
Net change
Class A	(178,598)	$(2,366,283)	(1,301,830)	$(24,440,199)
Class B	(10,472)	(137,999)	12,175	221,395
Class C	(34,510)	(385,350)	40,277	639,710
Class I	96,584	582,000	3,438,717	59,064,289
Class R1	5,013	73,144	(12,222)	(183,034)
Class R2	58,064	756,980	66,039	1,078,704
Class R3	21,196	297,573	(6,514)	(121,025)
Class R4	56,779	886,116	69,896	936,649
Class R6	(440,203)	(6,851,134)	1,631,089	21,336,835
Class 529A	—	—	(648,005)	(8,361,137)
Class 529B	—	—	(17,235)	(268,238)
Class 529C	—	—	(77,195)	(1,190,061)
	(426,147)	$(7,144,953)	3,195,192	$48,713,888
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2060 Fund were the owners of record of approximately 4%, 4%, 3%, 3%, 3%, 2%, 2%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2065 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
39

Notes to Financial Statements  - continued
Effective June 1, 2019, purchases of the fund’s Class B and Class 529B shares were closed to new and existing investors subject to certain exceptions. Effective after the close of business on March 18, 2022, all sales of Class 529B and Class 529C shares were suspended, and Class 529B and Class 529C shares were converted into Class 529A shares of the fund effective March 21, 2022. Effective after the close of business on May 13, 2022, all sales and redemptions of Class 529A shares were suspended, and all Class 529A shares were redeemed on May 20, 2022. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2023, the fund’s commitment fee and interest expense were $1,591 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,378,593	$66,319,311	$66,656,876	$363	$(203)	$2,041,188

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$104,175	$—
40

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Small Cap Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Small Cap Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
41

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 14, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
42

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
43

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
44

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
45

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
46

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
47

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $13,827,000 as capital gain dividends paid during the fiscal year.
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
48

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
49

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
50

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2023
MFS®  Blended Research®
Value Equity Fund
BRU-ANN

MFS® Blended Research®
Value Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
JPMorgan Chase & Co.	3.1%
Alphabet, Inc., “A”	2.7%
Merck & Co., Inc.	2.4%
Johnson & Johnson	2.1%
Wells Fargo & Co.	1.8%
McKesson Corp.	1.7%
Goldman Sachs Group, Inc.	1.6%
Berkshire Hathaway, Inc., “B”	1.6%
Cigna Group	1.5%
Mondelez International, Inc.	1.5%
GICS equity sectors (g)
Financials	20.1%
Health Care	16.9%
Industrials	10.2%
Communication Services	9.3%
Information Technology	8.1%
Consumer Staples	6.9%
Energy	6.6%
Consumer Discretionary	5.8%
Real Estate	5.1%
Utilities	5.0%
Materials	3.5%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

Management Review
Summary of Results
For the twelve months ended May 31, 2023, Class A shares of the MFS Blended Research Value Equity Fund (fund) provided a total return of -3.51%, at net asset value. This compares with a return of -4.55% for the fund’s benchmark, the Russell 1000® Value Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators, setting the stage for a substantial drop in longer-term interest rates. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. On a more upbeat note, China’s abandonment of its Zero-COVID policy ushered in an uptick in economic activity in the world’s second-largest economy. In developed markets, consumer demand, particularly for services, remained solid.
Policymakers find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act. That juxtaposition suggests that we may be nearing peak monetary policy rates.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Relative to the Russell 1000® Value Index, favorable stock selection within the health care, industrials and consumer discretionary sectors contributed to performance. Within the health care sector, the fund’s overweight positions in pharmaceutical company Merck, biotechnology company Biogen, health services company McKesson and biotechnology company Vertex Pharmaceuticals aided relative returns. The share price of Merck rose as the company’s earnings and sales results exceeded expectations due to favorable impacts from the COVID-19 recovery. Merck’s management also raised its forward-looking sales guidance, which further supported the stock. Within the
2

Management Review - continued
industrials sector, the fund’s overweight position in home building materials chain Builders FirstSource helped relative performance. The share price of Builders FirstSource advanced as the company reported robust revenues, particularly within lumber products, that exceeded investor expectations. Within the consumer discretionary sector, the fund’s holdings of online travel company Booking Holdings(b) contributed to relative returns. The stock price of Booking Holdings appreciated as the company reported earnings per share results above expectations, primarily due to strong performance in merchant bookings.
Elsewhere, the fund’s overweight positions in technology company Alphabet and utility company PG&E, and its holdings of software giant Microsoft(b), bolstered relative returns. The stock price of Alphabet climbed as the company lowered costs by slowing its pace of hiring and reported strong engagement with YouTube. Not owning shares of telecommunications services provider Verizon Communications further benefited the fund’s relative performance.
Detractors from Performance
During the reporting period, stock selection within the communication services, consumer staples and materials sectors detracted from the fund’s relative returns. Within the communication services sector, an underweight position in social networking service provider Meta Platforms, and the timing of the fund’s ownership in shares of cable services provider Charter Communications, hindered relative performance. The stock price of Meta Platforms rose as the company reported revenue ahead of consensus estimates and implemented robust cost controls, such as job restructuring and property consolidation. Within the consumer staples sector, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's top relative detractors during the reporting period. Within the materials sector, the fund’s overweight positions in performance chemicals company Chemours and steel producer United States Steel weighed on relative performance. The share price of Chemours declined as the company reported lower operating results across the board amid higher raw materials and fixed costs.
Elsewhere, the fund’s overweight positions in global banking and payments technology provider Fidelity National Information Services(h), clinical development company Syneos Health(h), diversified financial services firm PNC Financial Services Group, energy and utility company UGI and life sciences company Agilent Technologies hindered relative results. The share price of Fidelity National Information Services came under pressure due to lower margins in its merchant and banking segments as a result of macroeconomic, inflation and cost pressures. Not owning shares of industrial company General Electric also dampened the fund’s relative returns.
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on
3

Management Review - continued
market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 5/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
5

Performance Summary  - continued
Total Returns through 5/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	9/15/15	(3.51)%	6.45%	8.26%
B	9/15/15	(4.29)%	5.66%	7.45%
C	9/15/15	(4.20)%	5.68%	7.46%
I	9/15/15	(3.24)%	6.71%	8.53%
R1	9/15/15	(3.49)%	5.98%	7.67%
R2	9/15/15	(3.79)%	6.19%	8.00%
R3	9/15/15	(3.48)%	6.45%	8.27%
R4	9/15/15	(3.29)%	6.73%	8.54%
R6	9/15/15	(3.15)%	6.83%	8.63%
Comparative benchmark(s)

Russell 1000® Value Index (f)	(4.55)%	6.78%	8.63%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(9.06)%	5.20%	7.43%
B With CDSC (Declining over six years from 4% to 0%) (v)	(7.85)%	5.33%	7.45%
C With CDSC (1% for 12 months) (v)	(5.09)%	5.68%	7.46%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell 1000® Value Index(h) – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
6

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2022 through May 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2022 through May 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/22	Ending Account Value 5/31/23	Expenses Paid During Period (p) 12/01/22-5/31/23
A	Actual	0.74%	$1,000.00	$938.07	$3.58
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
B	Actual	1.49%	$1,000.00	$934.44	$7.19
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
C	Actual	1.49%	$1,000.00	$935.20	$7.19
	Hypothetical (h)	1.49%	$1,000.00	$1,017.50	$7.49
I	Actual	0.49%	$1,000.00	$939.31	$2.37
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R1	Actual	0.74%	$1,000.00	$938.50	$3.58
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R2	Actual	0.99%	$1,000.00	$936.97	$4.78
	Hypothetical (h)	0.99%	$1,000.00	$1,020.00	$4.99
R3	Actual	0.74%	$1,000.00	$938.10	$3.58
	Hypothetical (h)	0.74%	$1,000.00	$1,021.24	$3.73
R4	Actual	0.49%	$1,000.00	$939.43	$2.37
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
R6	Actual	0.42%	$1,000.00	$940.23	$2.03
	Hypothetical (h)	0.42%	$1,000.00	$1,022.84	$2.12
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
Notes to Expense Table
For the period from December 1, 2022 through May 31, 2023, the distribution fee for Class R1 was not imposed. Had the distribution fee been imposed throughout the entire six month period, the annualized expense ratio, the actual expenses paid during the period, and the hypothetical expenses paid during the period would have been approximately 1.49%, $7.20, and $7.49 for Class R1. See Note 3 in the Notes to Financial Statements for additional information.
9

Portfolio of Investments
5/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 97.5%
Aerospace & Defense – 3.1%
CACI International, Inc., “A” (a)	1,425	$426,388
General Dynamics Corp.	15,460	3,156,623
Honeywell International, Inc.	15,840	3,034,944
Raytheon Technologies Corp.	9,484	873,856
		$7,491,811
Airlines – 0.6%
Copa Holdings S.A., “A”	5,824	$611,870
United Airlines Holdings, Inc. (a)	16,788	796,842
		$1,408,712
Automotive – 1.0%
Aptiv PLC (a)	10,530	$927,483
General Motors Co.	45,608	1,478,155
		$2,405,638
Biotechnology – 2.0%
Biogen, Inc. (a)	9,876	$2,927,345
Gilead Sciences, Inc.	23,997	1,846,329
		$4,773,674
Broadcasting – 2.2%
Netflix, Inc. (a)	2,838	$1,121,663
Omnicom Group, Inc.	10,791	951,658
Walt Disney Co. (a)	37,016	3,255,927
		$5,329,248
Brokerage & Asset Managers – 0.9%
Citigroup, Inc.	14,489	$642,152
LPL Financial Holdings, Inc.	2,246	437,476
Raymond James Financial, Inc.	11,579	1,046,163
		$2,125,791
Business Services – 2.7%
Accenture PLC, “A”	4,501	$1,376,946
Amdocs Ltd.	13,485	1,269,882
Fiserv, Inc. (a)	7,529	844,679
GoDaddy, Inc. (a)	13,887	1,019,028
PayPal Holdings, Inc. (a)	31,473	1,951,011
		$6,461,546
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Cable TV – 2.1%
Charter Communications, Inc., “A” (a)	6,120	$1,996,038
Comcast Corp., “A”	77,176	3,036,876
		$5,032,914
Computer Software – 2.1%
Microsoft Corp.	8,180	$2,686,230
Salesforce, Inc. (a)	10,777	2,407,367
		$5,093,597
Consumer Products – 1.2%
Colgate-Palmolive Co.	37,277	$2,772,663
Consumer Services – 1.6%
Booking Holdings, Inc. (a)	1,212	$3,040,629
Expedia Group, Inc. (a)	8,710	833,634
		$3,874,263
Electrical Equipment – 1.5%
Acuity Brands, Inc.	3,940	$593,718
Amphenol Corp., “A”	31,993	2,413,872
Johnson Controls International PLC	9,321	556,464
		$3,564,054
Electronics – 3.4%
Applied Materials, Inc.	20,705	$2,759,977
Corning, Inc.	21,640	666,728
Intel Corp.	32,942	1,035,697
Lam Research Corp.	2,152	1,327,138
NXP Semiconductors N.V.	5,922	1,060,630
Texas Instruments, Inc.	8,000	1,391,040
		$8,241,210
Energy - Independent – 4.8%
ConocoPhillips	15,124	$1,501,813
EOG Resources, Inc.	23,358	2,506,080
Marathon Petroleum Corp.	12,660	1,328,161
Phillips 66	34,935	3,200,395
Valero Energy Corp.	26,542	2,841,056
		$11,377,505
Energy - Integrated – 1.4%
Chevron Corp.	6,030	$908,238
Exxon Mobil Corp.	23,376	2,388,560
		$3,296,798
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 2.9%
Archer Daniels Midland Co.	35,465	$2,505,602
General Mills, Inc.	9,702	816,520
Mondelez International, Inc.	47,982	3,522,359
		$6,844,481
Food & Drug Stores – 0.4%
Albertsons Cos., Inc., “A”	51,226	$1,042,961
Gaming & Lodging – 0.7%
Hyatt Hotels Corp.	15,176	$1,631,117
Health Maintenance Organizations – 1.5%
Cigna Group	14,535	$3,596,104
Insurance – 7.0%
Ameriprise Financial, Inc.	6,652	$1,985,423
Berkshire Hathaway, Inc., “B” (a)	11,780	3,782,322
Chubb Ltd.	18,654	3,465,913
Equitable Holdings, Inc.	105,739	2,594,835
Everest Re Group Ltd.	5,391	1,833,048
Hartford Financial Services Group, Inc.	11,204	767,698
MetLife, Inc.	43,891	2,174,799
		$16,604,038
Internet – 3.4%
Alphabet, Inc., “A” (a)	51,942	$6,382,114
Meta Platforms, Inc., “A” (a)	6,528	1,728,092
		$8,110,206
Leisure & Toys – 1.1%
Brunswick Corp.	20,511	$1,548,580
Electronic Arts, Inc.	3,972	508,416
Polaris, Inc.	4,445	478,771
		$2,535,767
Machinery & Tools – 2.3%
Eaton Corp. PLC	14,125	$2,484,588
Timken Co.	29,139	2,084,895
Wabtec Corp.	9,504	880,356
		$5,449,839
Major Banks – 9.4%
Bank of America Corp.	94,233	$2,618,735
Goldman Sachs Group, Inc.	11,991	3,883,885
JPMorgan Chase & Co.	54,261	7,363,760
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Major Banks – continued
Morgan Stanley	9,145	$747,695
PNC Financial Services Group, Inc.	15,200	1,760,616
Regions Financial Corp.	53,255	919,714
State Street Corp.	11,679	794,406
Wells Fargo & Co.	110,256	4,389,291
		$22,478,102
Medical & Health Technology & Services – 1.9%
CVS Health Corp.	9,835	$669,075
McKesson Corp.	10,138	3,962,336
		$4,631,411
Medical Equipment – 4.1%
Abbott Laboratories	10,561	$1,077,222
Agilent Technologies, Inc.	15,032	1,738,751
Becton, Dickinson and Co.	11,300	2,731,888
Boston Scientific Corp. (a)	21,038	1,083,036
Medtronic PLC	29,981	2,481,228
Thermo Fisher Scientific, Inc.	1,291	656,422
		$9,768,547
Metals & Mining – 1.0%
United States Steel Corp.	115,958	$2,425,841
Natural Gas - Distribution – 0.8%
UGI Corp.	64,834	$1,813,407
Network & Telecom – 1.4%
Equinix, Inc., REIT	4,490	$3,347,520
Oil Services – 0.4%
NOV, Inc.	69,631	$979,708
Other Banks & Diversified Financials – 1.7%
American Express Co.	9,999	$1,585,442
SLM Corp.	155,377	2,371,053
		$3,956,495
Pharmaceuticals – 7.3%
Johnson & Johnson	32,395	$5,023,169
Merck & Co., Inc.	50,983	5,629,033
Pfizer, Inc.	88,566	3,367,279
Vertex Pharmaceuticals, Inc. (a)	10,795	3,492,938
		$17,512,419
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Pollution Control – 0.3%
Republic Services, Inc.	4,320	$611,842
Railroad & Shipping – 1.2%
CSX Corp.	96,663	$2,964,654
Real Estate – 3.7%
Life Storage, Inc., REIT	7,225	$920,393
Prologis, Inc., REIT	19,002	2,366,699
Simon Property Group, Inc., REIT	14,342	1,508,061
Spirit Realty Capital, Inc., REIT	55,898	2,183,376
VICI Properties, Inc., REIT	26,952	833,626
W.P. Carey, Inc., REIT	14,759	1,023,684
		$8,835,839
Restaurants – 0.4%
Starbucks Corp.	10,015	$977,865
Specialty Chemicals – 2.9%
Chemours Co.	100,858	$2,671,728
Corteva, Inc.	10,287	550,252
Linde PLC	7,409	2,620,267
Univar Solutions, Inc. (a)	31,428	1,119,465
		$6,961,712
Specialty Stores – 4.1%
Builders FirstSource, Inc. (a)	26,534	$3,076,617
Home Depot, Inc.	1,995	565,483
O'Reilly Automotive, Inc. (a)	2,753	2,486,812
Target Corp.	2,529	331,122
Walmart Stores, Inc.	22,301	3,275,348
		$9,735,382
Telecommunications - Wireless – 1.4%
T-Mobile US, Inc. (a)	23,790	$3,265,178
Tobacco – 0.9%
Altria Group, Inc.	49,601	$2,203,276
Trucking – 0.5%
United Parcel Service, Inc., “B”	7,092	$1,184,364
Utilities - Electric Power – 4.2%
American Electric Power Co., Inc.	12,371	$1,028,278
Edison International	28,257	1,907,913
Exelon Corp.	68,713	2,724,470
PG&E Corp. (a)	147,561	2,499,683
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – continued
Vistra Corp.	82,681	$1,981,864
		$10,142,208
Total Common Stocks (Identified Cost, $198,592,514)		$232,859,707
Investment Companies (h) – 2.0%
Money Market Funds – 2.0%
MFS Institutional Money Market Portfolio, 4.88% (v) (Identified Cost, $4,734,337)	4,734,220	$4,733,746

Other Assets, Less Liabilities – 0.5%		1,119,752
Net Assets – 100.0%		$238,713,205

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $4,733,746 and $232,859,707, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 5/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $198,592,514)	$232,859,707
Investments in affiliated issuers, at value (identified cost, $4,734,337)	4,733,746
Receivables for
Fund shares sold	771,161
Dividends	484,530
Receivable from investment adviser	21,004
Other assets	1,146
Total assets	$238,871,294
Liabilities
Payables for
Fund shares reacquired	$63,680
Payable to affiliates
Administrative services fee	245
Shareholder servicing costs	19,382
Distribution and service fees	402
Payable for independent Trustees' compensation	12
Accrued expenses and other liabilities	74,368
Total liabilities	$158,089
Net assets	$238,713,205
Net assets consist of
Paid-in capital	$202,186,213
Total distributable earnings (loss)	36,526,992
Net assets	$238,713,205
Shares of beneficial interest outstanding	17,838,167
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$22,379,824	1,663,554	$13.45
Class B	559,887	42,368	13.21
Class C	966,219	73,277	13.19
Class I	52,655,425	3,944,387	13.35
Class R1	88,399	6,668	13.26
Class R2	105,349	7,919	13.30
Class R3	291,739	21,902	13.32
Class R4	94,062	7,036	13.37
Class R6	161,572,301	12,071,056	13.39

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.27 [100 / 94.25 x $13.45]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 5/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$4,918,652
Dividends from affiliated issuers	107,684
Other	7,463
Foreign taxes withheld	(2,857)
Total investment income	$5,030,942
Expenses
Management fee	$928,797
Distribution and service fees	71,794
Shareholder servicing costs	71,801
Administrative services fee	45,542
Independent Trustees' compensation	5,896
Custodian fee	14,020
Shareholder communications	9,771
Audit and tax fees	63,670
Legal fees	1,155
Registration fees	123,673
Miscellaneous	32,913
Total expenses	$1,369,032
Reduction of expenses by investment adviser and distributor	(266,842)
Net expenses	$1,102,190
Net investment income (loss)	$3,928,752
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$6,639,892
Affiliated issuers	(1,533)
Net realized gain (loss)	$6,638,359
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(18,022,412)
Affiliated issuers	(591)
Net unrealized gain (loss)	$(18,023,003)
Net realized and unrealized gain (loss)	$(11,384,644)
Change in net assets from operations	$(7,455,892)
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/23	5/31/22
Change in net assets
From operations
Net investment income (loss)	$3,928,752	$3,818,870
Net realized gain (loss)	6,638,359	31,722,729
Net unrealized gain (loss)	(18,023,003)	(27,171,160)
Change in net assets from operations	$(7,455,892)	$8,370,439
Total distributions to shareholders	$(18,668,408)	$(28,729,192)
Change in net assets from fund share transactions	$25,745,135	$(2,957,326)
Total change in net assets	$(379,165)	$(23,316,079)
Net assets
At beginning of period	239,092,370	262,408,449
At end of period	$238,713,205	$239,092,370
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$15.05	$16.28	$11.48	$12.07	$12.84
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.19	$0.20	$0.24	$0.23
Net realized and unrealized gain (loss)	(0.68)	0.29	4.82	(0.57)	(0.47)
Total from investment operations	$(0.48)	$0.48	$5.02	$(0.33)	$(0.24)
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.01)	$(0.22)	$(0.26)	$(0.22)
From net realized gain	(0.97)	(1.70)	—	—	(0.31)
Total distributions declared to shareholders	$(1.12)	$(1.71)	$(0.22)	$(0.26)	$(0.53)
Net asset value, end of period (x)	$13.45	$15.05	$16.28	$11.48	$12.07
Total return (%) (r)(s)(t)(x)	(3.51)	3.02	44.17	(3.04)	(1.62)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.86	0.86	0.86	0.91	0.90
Expenses after expense reductions	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	1.41	1.17	1.48	1.96	1.83
Portfolio turnover	51	49	57	45	43
Net assets at end of period (000 omitted)	$22,380	$17,572	$68,612	$52,735	$51,642
See Notes to Financial Statements
20

Financial Highlights – continued
Class B	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$14.85	$16.28	$11.46	$12.07	$12.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.09	$0.10	$0.15	$0.14
Net realized and unrealized gain (loss)	(0.68)	0.28	4.82	(0.59)	(0.45)
Total from investment operations	$(0.59)	$0.37	$4.92	$(0.44)	$(0.31)
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.10)	$(0.10)	$(0.17)	$(0.12)
From net realized gain	(0.97)	(1.70)	—	—	(0.31)
Total distributions declared to shareholders	$(1.05)	$(1.80)	$(0.10)	$(0.17)	$(0.43)
Net asset value, end of period (x)	$13.21	$14.85	$16.28	$11.46	$12.07
Total return (%) (r)(s)(t)(x)	(4.29)	2.32	43.10	(3.87)	(2.26)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.61	1.60	1.61	1.65	1.64
Expenses after expense reductions	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	0.67	0.56	0.73	1.20	1.08
Portfolio turnover	51	49	57	45	43
Net assets at end of period (000 omitted)	$560	$439	$140	$132	$163
See Notes to Financial Statements
21

Financial Highlights – continued
Class C	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$14.78	$16.22	$11.45	$12.05	$12.76
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.08	$0.10	$0.15	$0.14
Net realized and unrealized gain (loss)	(0.67)	0.28	4.81	(0.58)	(0.46)
Total from investment operations	$(0.58)	$0.36	$4.91	$(0.43)	$(0.32)
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.10)	$(0.14)	$(0.17)	$(0.08)
From net realized gain	(0.97)	(1.70)	—	—	(0.31)
Total distributions declared to shareholders	$(1.01)	$(1.80)	$(0.14)	$(0.17)	$(0.39)
Net asset value, end of period (x)	$13.19	$14.78	$16.22	$11.45	$12.05
Total return (%) (r)(s)(t)(x)	(4.20)	2.29	43.08	(3.76)	(2.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.61	1.61	1.61	1.66	1.65
Expenses after expense reductions	1.49	1.49	1.49	1.49	1.49
Net investment income (loss)	0.67	0.53	0.72	1.20	1.07
Portfolio turnover	51	49	57	45	43
Net assets at end of period (000 omitted)	$966	$974	$873	$456	$470
See Notes to Financial Statements
22

Financial Highlights – continued
Class I	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$14.93	$16.37	$11.54	$12.13	$12.91
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.25	$0.24	$0.28	$0.27
Net realized and unrealized gain (loss)	(0.67)	0.27	4.84	(0.58)	(0.48)
Total from investment operations	$(0.44)	$0.52	$5.08	$(0.30)	$(0.21)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.26)	$(0.25)	$(0.29)	$(0.26)
From net realized gain	(0.97)	(1.70)	—	—	(0.31)
Total distributions declared to shareholders	$(1.14)	$(1.96)	$(0.25)	$(0.29)	$(0.57)
Net asset value, end of period (x)	$13.35	$14.93	$16.37	$11.54	$12.13
Total return (%) (r)(s)(t)(x)	(3.24)	3.25	44.51	(2.84)	(1.37)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.61	0.61	0.61	0.65	0.65
Expenses after expense reductions	0.49	0.49	0.49	0.49	0.49
Net investment income (loss)	1.67	1.61	1.70	2.18	2.14
Portfolio turnover	51	49	57	45	43
Net assets at end of period (000 omitted)	$52,655	$56,857	$1,517	$488	$923
See Notes to Financial Statements
23

Financial Highlights – continued
Class R1	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$14.84	$16.22	$11.45	$12.05	$12.81
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.20	$0.10	$0.15	$0.14
Net realized and unrealized gain (loss)	(0.67)	0.28	4.80	(0.58)	(0.47)
Total from investment operations	$(0.47)	$0.48	$4.90	$(0.43)	$(0.33)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.16)	$(0.13)	$(0.17)	$(0.12)
From net realized gain	(0.97)	(1.70)	—	—	(0.31)
Total distributions declared to shareholders	$(1.11)	$(1.86)	$(0.13)	$(0.17)	$(0.43)
Net asset value, end of period (x)	$13.26	$14.84	$16.22	$11.45	$12.05
Total return (%) (r)(s)(t)(x)	(3.49)	3.04	43.07	(3.79)	(2.35)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.86	0.86	1.61	1.65	1.64
Expenses after expense reductions	0.74	0.74	1.49	1.49	1.49
Net investment income (loss)	1.42	1.27	0.72	1.21	1.09
Portfolio turnover	51	49	57	45	43
Net assets at end of period (000 omitted)	$88	$92	$89	$62	$65
See Notes to Financial Statements
24

Financial Highlights – continued
Class R2	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$14.89	$16.31	$11.50	$12.10	$12.87
Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.16	$0.17	$0.21	$0.20
Net realized and unrealized gain (loss)	(0.68)	0.29	4.83	(0.57)	(0.47)
Total from investment operations	$(0.52)	$0.45	$5.00	$(0.36)	$(0.27)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.17)	$(0.19)	$(0.24)	$(0.19)
From net realized gain	(0.97)	(1.70)	—	—	(0.31)
Total distributions declared to shareholders	$(1.07)	$(1.87)	$(0.19)	$(0.24)	$(0.50)
Net asset value, end of period (x)	$13.30	$14.89	$16.31	$11.50	$12.10
Total return (%) (r)(s)(t)(x)	(3.79)	2.81	43.83	(3.31)	(1.85)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	1.11	1.11	1.11	1.16	1.14
Expenses after expense reductions	0.99	0.99	0.99	0.99	0.99
Net investment income (loss)	1.17	1.03	1.23	1.71	1.59
Portfolio turnover	51	49	57	45	43
Net assets at end of period (000 omitted)	$105	$111	$104	$77	$78
See Notes to Financial Statements
25

Financial Highlights – continued
Class R3	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$14.90	$16.36	$11.53	$12.13	$12.90
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.21	$0.20	$0.25	$0.23
Net realized and unrealized gain (loss)	(0.67)	0.27	4.85	(0.58)	(0.47)
Total from investment operations	$(0.47)	$0.48	$5.05	$(0.33)	$(0.24)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.24)	$(0.22)	$(0.27)	$(0.22)
From net realized gain	(0.97)	(1.70)	—	—	(0.31)
Total distributions declared to shareholders	$(1.11)	$(1.94)	$(0.22)	$(0.27)	$(0.53)
Net asset value, end of period (x)	$13.32	$14.90	$16.36	$11.53	$12.13
Total return (%) (r)(s)(t)(x)	(3.48)	3.02	44.17	(3.09)	(1.64)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.86	0.86	0.86	0.90	0.90
Expenses after expense reductions	0.74	0.74	0.74	0.74	0.74
Net investment income (loss)	1.43	1.33	1.48	1.93	1.77
Portfolio turnover	51	49	57	45	43
Net assets at end of period (000 omitted)	$292	$312	$103	$71	$122
See Notes to Financial Statements
26

Financial Highlights – continued
Class R4	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$14.96	$16.37	$11.54	$12.14	$12.91
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.24	$0.23	$0.28	$0.27
Net realized and unrealized gain (loss)	(0.68)	0.30	4.85	(0.58)	(0.48)
Total from investment operations	$(0.45)	$0.54	$5.08	$(0.30)	$(0.21)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.25)	$(0.25)	$(0.30)	$(0.25)
From net realized gain	(0.97)	(1.70)	—	—	(0.31)
Total distributions declared to shareholders	$(1.14)	$(1.95)	$(0.25)	$(0.30)	$(0.56)
Net asset value, end of period (x)	$13.37	$14.96	$16.37	$11.54	$12.14
Total return (%) (r)(s)(t)(x)	(3.29)	3.38	44.52	(2.86)	(1.33)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.61	0.61	0.61	0.66	0.64
Expenses after expense reductions	0.49	0.49	0.49	0.49	0.49
Net investment income (loss)	1.67	1.53	1.73	2.21	2.09
Portfolio turnover	51	49	57	45	43
Net assets at end of period (000 omitted)	$94	$97	$94	$65	$67
See Notes to Financial Statements
27

Financial Highlights – continued
Class R6	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$14.97	$16.39	$11.56	$12.15	$12.92
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.25	$0.25	$0.29	$0.28
Net realized and unrealized gain (loss)	(0.68)	0.29	4.85	(0.57)	(0.47)
Total from investment operations	$(0.43)	$0.54	$5.10	$(0.28)	$(0.19)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.26)	$(0.27)	$(0.31)	$(0.27)
From net realized gain	(0.97)	(1.70)	—	—	(0.31)
Total distributions declared to shareholders	$(1.15)	$(1.96)	$(0.27)	$(0.31)	$(0.58)
Net asset value, end of period (x)	$13.39	$14.97	$16.39	$11.56	$12.15
Total return (%) (r)(s)(t)(x)	(3.15)	3.41	44.57	(2.69)	(1.23)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.53	0.52	0.52	0.56	0.55
Expenses after expense reductions	0.42	0.40	0.40	0.39	0.39
Net investment income (loss)	1.75	1.61	1.83	2.32	2.18
Portfolio turnover	51	49	57	45	43
Net assets at end of period (000 omitted)	$161,572	$162,638	$190,875	$140,463	$121,952

(d)	Per share data is based on average shares outstanding.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
28

Notes to Financial Statements
(1) Business and Organization
MFS Blended Research Value Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60
29

Notes to Financial Statements  - continued
days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2023 in valuing the fund's assets and liabilities:
30

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$232,859,707	$—	$—	$232,859,707
Mutual Funds	4,733,746	—	—	4,733,746
Total	$237,593,453	$—	$—	$237,593,453
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been
31

Notes to Financial Statements  - continued
accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/23	Year ended 5/31/22
Ordinary income (including any short-term capital gains)	$2,885,952	$10,329,068
Long-term capital gains	15,782,456	18,400,124
Total distributions	$18,668,408	$28,729,192
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/23
Cost of investments	$205,077,223
Gross appreciation	42,526,909
Gross depreciation	(10,010,679)
Net unrealized appreciation (depreciation)	$32,516,230
Undistributed ordinary income	1,225,143
Undistributed long-term capital gain	2,785,619
Total distributable earnings (loss)	$36,526,992
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
32

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/23	Year ended 5/31/22
Class A	$1,702,275	$1,156,935
Class B	51,663	16,608
Class C	74,390	95,418
Class I	4,077,217	7,070,348
Class R1	6,830	10,209
Class R2	8,091	11,959
Class R3	22,761	45,837
Class R4	7,428	11,200
Class R6	12,717,753	20,310,678
Total	$18,668,408	$28,729,192
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.40%
In excess of $1 billion and up to $2.5 billion	0.375%
In excess of $2.5 billion	0.35%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until September 30, 2024. For the year ended May 31, 2023, this management fee reduction amounted to $31,128, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.39% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.45%
33

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2023, this reduction amounted to $235,710, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $8,199 for the year ended May 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 53,570
Class B	0.75%	0.25%	1.00%	1.00%	6,388
Class C	0.75%	0.25%	1.00%	1.00%	10,334
Class R1	0.75%	0.25%	1.00%	0.25%	222
Class R2	0.25%	0.25%	0.50%	0.50%	542
Class R3	—	0.25%	0.25%	0.25%	738
Total Distribution and Service Fees					$71,794
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2023, this rebate amounted to $4 for Class A shares and is included in the reduction of total expenses in the Statement of Operations. For the year ended May 31, 2023, the 0.75% distribution fee was not imposed for Class R1 shares due to the sales charge limitations contained in Financial Industry Regulatory Authority (“FINRA”) Rule 2341.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of
34

Notes to Financial Statements  - continued
purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2023, were as follows:
Amount
Class A	$616
Class B	46
Class C	179
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2023, the fee was $7,574, which equated to 0.0033% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $64,227.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.0196% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
At May 31, 2023, MFS held approximately 86% of the outstanding shares of Class R2 and 100% of the outstanding shares of Class R1 and Class R4.
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2023, this reimbursement amounted to $7,427, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended May 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $126,554,443 and $118,078,591, respectively.
35

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	770,879	$10,811,714	808,927	$12,548,262
Class B	21,626	303,132	20,726	309,690
Class C	26,304	361,743	23,721	360,431
Class I	878,349	12,025,859	4,029,472	66,121,385
Class R2	157	2,202	367	5,664
Class R3	2,051	28,718	18,330	313,928
Class R6	2,685,051	37,204,139	779,380	12,264,658
	4,384,417	$60,737,507	5,680,923	$91,924,018
Shares issued to shareholders in reinvestment of distributions
Class A	119,667	$1,677,732	75,079	$1,123,177
Class B	3,738	51,663	1,121	16,608
Class C	5,394	74,390	6,472	95,418
Class I	293,325	4,077,217	476,760	7,070,348
Class R1	494	6,830	693	10,209
Class R2	583	8,091	809	11,959
Class R3	1,640	22,761	3,094	45,837
Class R4	534	7,428	754	11,193
Class R6	912,976	12,717,753	1,366,802	20,310,678
	1,338,351	$18,643,865	1,931,584	$28,695,427
Shares reacquired
Class A	(394,392)	$(5,494,184)	(3,932,274)	$(64,548,934)
Class B	(12,540)	(168,987)	(905)	(13,815)
Class C	(24,340)	(332,301)	(18,089)	(280,448)
Class I	(1,034,400)	(14,545,941)	(791,836)	(12,255,820)
Class R2	(299)	(4,100)	(106)	(1,738)
Class R3	(2,706)	(37,862)	(6,831)	(102,978)
Class R6	(2,389,612)	(33,052,862)	(2,928,911)	(46,373,038)
	(3,858,289)	$(53,636,237)	(7,678,952)	$(123,576,771)
36

Notes to Financial Statements  - continued
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Net change
Class A	496,154	$6,995,262	(3,048,268)	$(50,877,495)
Class B	12,824	185,808	20,942	312,483
Class C	7,358	103,832	12,104	175,401
Class I	137,274	1,557,135	3,714,396	60,935,913
Class R1	494	6,830	693	10,209
Class R2	441	6,193	1,070	15,885
Class R3	985	13,617	14,593	256,787
Class R4	534	7,428	754	11,193
Class R6	1,208,415	16,869,030	(782,729)	(13,797,702)
	1,864,479	$25,745,135	(66,445)	$(2,957,326)
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, and the MFS Lifetime 2060 Fund were the owners of record of approximately 13%, 10%, 9%, 9%, 9%, 6%, 5%, 3%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2065 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2023, the fund’s commitment fee and interest expense were $1,158 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
37

Notes to Financial Statements  - continued
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$2,413,907	$51,047,662	$48,725,699	$(1,533)	$(591)	$4,733,746

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$107,684	$—
38

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust X and the Shareholders of
MFS Blended Research Value Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Value Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
39

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 14, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
40

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
41

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
42

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
43

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Congress Street, Suite 1 Boston, MA 02114-2016

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
44

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
45

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $17,744,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 92.04% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.
46

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
47

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
48

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
49

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2023
MFS®  Blended Research®
Mid Cap Equity Fund
BMS-ANN

MFS® Blended Research®
Mid Cap Equity Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
Cadence Design Systems, Inc.	2.1%
Gartner, Inc.	1.9%
Ameriprise Financial, Inc.	1.8%
Builders FirstSource, Inc.	1.8%
McKesson Corp.	1.7%
PG&E Corp.	1.6%
Hartford Financial Services Group, Inc.	1.6%
Biogen, Inc.	1.5%
Ingersoll Rand, Inc.	1.5%
Simon Property Group, Inc., REIT	1.5%
GICS equity sectors (g)
Industrials	16.2%
Information Technology	15.9%
Financials	14.4%
Consumer Discretionary	12.8%
Health Care	11.3%
Real Estate	6.9%
Utilities	6.0%
Materials	4.9%
Energy	3.9%
Communication Services	3.3%
Consumer Staples	2.9%

(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2023.
The portfolio is actively managed and current holdings may be different.
1

Management Review
Summary of Results
For the twelve months ended May 31, 2023, Class A shares of the MFS Blended Research Mid Cap Equity Fund (fund) provided a total return of -4.30%, at net asset value. This compares with a return of -4.51% for the fund’s benchmark, the Russell Midcap® Index.
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators, setting the stage for a substantial drop in longer-term interest rates. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. On a more upbeat note, China’s abandonment of its Zero-COVID policy ushered in an uptick in economic activity in the world’s second-largest economy. In developed markets, consumer demand, particularly for services, remained solid.
Policymakers find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act. That juxtaposition suggests that we may be nearing peak monetary policy rates.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Relative to the Russell Midcap® Index, strong stock selection in the industrials sector was a key contributor to performance, led by the fund’s overweight position in home building materials chain Builders FirstSource. The share price of Builders FirstSource advanced as the company reported robust revenues, particularly within lumber products, that exceeded investor expectations.
2

Management Review - continued
Stock selection and an overweight position in the energy sector also aided relative performance, however, there were no individual stocks, either in the fund or in the benchmark, that were among the fund's top relative contributors during the reporting period.
Favorable stock selection in the financials sector was another positive factor for relative returns, driven by the fund’s overweight position in reinsurer Everest Re Group and not owning shares of poor-performing banking and financial services company SVB Financial Group. The stock price of SVB Financial Group plummeted after its recent closure by the California Department of Financial Protection & Innovation and subsequent FDIC-assisted sale to First Citizens Bancshares.
Elsewhere, the fund’s overweight holdings of integrated circuits and electronic devices developer Cadence Design Systems, utility company PG&E, technology research and advisory company Gartner, health services company McKesson and biotechnology company Biogen boosted relative returns. The stock price of Cadence Design Systems rose as the company delivered earnings per share results that exceeded expectations, driven by strong chip design activity, an expanding customer base and increased confidence in its hardware prototyping business. The fund’s holdings of restaurant group Texas Roadhouse(b) and medical device developer Medpace Holdings(b) further benefited relative performance.
Detractors from Performance
During the reporting period, stock selection within the communication services, information technology and health care sectors detracted from the fund’s relative returns. Within the communication services sector, the fund’s overweight positions in integrated communications company Lumen Technologies(h) and cable and telecommunications company Altice USA weighed on relative performance. The stock price of Lumen Technologies slid as the company reported lower revenue in its mass consumer markets segment and revised guidance lower for the year. Within the information technology sector, the fund’s overweight positions in enterprise information technology provider Hewlett-Packard Enterprise(h), and timing of the fund’s ownership in shares of network security solutions company Fortinet(h), dampened relative results. The stock price of Hewlett-Packard declined as the company, despite fulfilling a deep backlog of orders, posted lower margins and revenue in its server storage segment and continued to face the effects of foreign exchange headwinds. Within the health care sector, overweight positions in clinical development company Syneos Health and pharmaceutical company Organon held back relative returns. The share price of Syneos Health fell after the company reported lower-than-expected revenue, depressed margins and lowered expectations due to weakness among some of its smaller-cap biopharma customers.
Stocks in other sectors that weakened relative performance included the fund’s overweight positions in banking services provider Zions Bancorporation, performance chemicals company Chemours, energy and utility company UGI and financial services provider East West Bancorp. The share price of Chemours declined as the company reported lower operating results across the board amid higher raw materials and fixed costs.
3

Management Review - continued
Respectfully,
Portfolio Manager(s)
Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
4

Performance Summary THROUGH 5/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
5

Performance Summary  - continued
Total Returns through 5/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	8/19/16	(4.30)%	6.50%	8.29%
B	8/19/16	(5.01)%	5.70%	7.47%
C	8/19/16	(4.98)%	5.69%	7.48%
I	8/19/16	(4.07)%	6.75%	8.55%
R1	8/19/16	(5.00)%	5.71%	7.48%
R2	8/19/16	(4.52)%	6.23%	8.01%
R3	8/19/16	(4.33)%	6.51%	8.29%
R4	8/19/16	(4.08)%	6.75%	8.55%
R6	8/19/16	(3.97)%	6.87%	8.64%
Comparative benchmark(s)

Russell Midcap® Index (f)	(4.51)%	6.88%	8.39%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(9.80)%	5.24%	7.35%
B With CDSC (Declining over six years from 4% to 0%) (v)	(8.66)%	5.40%	7.47%
C With CDSC (1% for 12 months) (v)	(5.89)%	5.69%	7.48%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
Russell Midcap® Index(h) – a market capitalization weighted index representing the smallest 800 companies in the Russell 1000 Index. The range of market caps covered in this 800-member index goes from about $1 billion to roughly $20 billion, with an average market cap of $8 billion to $10 billion, and a median value of $4 billion to $5 billion. The index is reconstituted annually so that stocks that have outgrown the index can be removed and new entries can be added.
It is not possible to invest directly in an index.
(h)	Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell's express written consent. Russell does not promote, sponsor, or endorse the content of this document.
6

Performance Summary  - continued
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
7

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2022 through May 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2022 through May 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/22	Ending Account Value 5/31/23	Expenses Paid During Period (p) 12/01/22-5/31/23
A	Actual	0.84%	$1,000.00	$953.18	$4.09
	Hypothetical (h)	0.84%	$1,000.00	$1,020.74	$4.23
B	Actual	1.59%	$1,000.00	$949.13	$7.73
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00
C	Actual	1.59%	$1,000.00	$949.43	$7.73
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00
I	Actual	0.59%	$1,000.00	$953.92	$2.87
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97
R1	Actual	1.59%	$1,000.00	$949.25	$7.73
	Hypothetical (h)	1.59%	$1,000.00	$1,017.00	$8.00
R2	Actual	1.09%	$1,000.00	$951.66	$5.30
	Hypothetical (h)	1.09%	$1,000.00	$1,019.50	$5.49
R3	Actual	0.84%	$1,000.00	$952.83	$4.09
	Hypothetical (h)	0.84%	$1,000.00	$1,020.74	$4.23
R4	Actual	0.59%	$1,000.00	$953.82	$2.87
	Hypothetical (h)	0.59%	$1,000.00	$1,021.99	$2.97
R6	Actual	0.49%	$1,000.00	$954.10	$2.39
	Hypothetical (h)	0.49%	$1,000.00	$1,022.49	$2.47
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
9

Portfolio of Investments
5/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 98.5%
Aerospace & Defense – 1.9%
CACI International, Inc., “A” (a)	12,962	$3,878,490
Textron, Inc.	88,723	5,489,292
		$9,367,782
Airlines – 0.8%
United Airlines Holdings, Inc. (a)	81,286	$3,858,240
Automotive – 1.5%
Aptiv PLC (a)	21,934	$1,931,947
Lear Corp.	7,333	899,466
LKQ Corp.	37,249	1,964,885
Visteon Corp. (a)	18,158	2,425,545
		$7,221,843
Biotechnology – 2.2%
Biogen, Inc. (a)	25,244	$7,482,574
Exelixis, Inc. (a)	159,047	3,066,426
		$10,549,000
Broadcasting – 1.6%
Fox Corp.	34,732	$1,014,522
Omnicom Group, Inc.	78,261	6,901,837
		$7,916,359
Brokerage & Asset Managers – 1.3%
Raymond James Financial, Inc.	67,925	$6,137,024
Business Services – 4.8%
Amdocs Ltd.	36,088	$3,398,407
CoStar Group, Inc. (a)	7,407	588,116
Dropbox, Inc. (a)	223,767	5,151,116
GoDaddy, Inc. (a)	70,184	5,150,102
TriNet Group, Inc. (a)	53,378	4,743,703
WEX, Inc. (a)	24,772	4,108,436
		$23,139,880
Chemicals – 0.7%
Avient Corp.	92,502	$3,376,323
10

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Computer Software – 4.1%
Atlassian Corp. (a)	10,254	$1,853,821
Cadence Design Systems, Inc. (a)	43,468	10,037,196
CrowdStrike Holdings, Inc. (a)	35,666	5,711,197
Dun & Bradstreet Holdings, Inc.	36,336	363,360
Paylocity Holding Corp. (a)	12,646	2,184,596
		$20,150,170
Computer Software - Systems – 2.2%
Box, Inc., “A” (a)	133,315	$3,755,484
Dell Technologies, Inc.	58,442	2,618,786
Western Digital Corp. (a)	19,503	755,351
Zebra Technologies Corp., “A” (a)	13,004	3,414,460
		$10,544,081
Construction – 1.7%
Beacon Roofing Supply, Inc. (a)	58,166	$3,719,134
Eagle Materials, Inc.	12,553	2,045,260
GMS, Inc. (a)	8,655	548,121
Masco Corp.	4,118	198,982
Toll Brothers, Inc.	28,809	1,950,370
		$8,461,867
Consumer Services – 1.5%
Expedia Group, Inc. (a)	63,513	$6,078,829
TripAdvisor, Inc. (a)	72,850	1,133,546
		$7,212,375
Electrical Equipment – 2.0%
AMETEK, Inc.	21,017	$3,048,936
Amphenol Corp., “A”	12,746	961,686
nVent Electric PLC	66,505	2,884,987
Sensata Technologies Holding PLC	37,799	1,569,414
Vertiv Holdings Co.	53,102	1,024,869
		$9,489,892
Electronics – 4.6%
Advanced Energy Industries, Inc.	2,859	$280,611
Amkor Technology, Inc.	132,016	3,271,356
Cirrus Logic, Inc. (a)	26,708	2,074,677
Corning, Inc.	194,343	5,987,708
Lam Research Corp.	8,089	4,988,486
Monolithic Power Systems, Inc.	3,281	1,607,395
Silicon Laboratories, Inc. (a)	28,434	3,999,811
		$22,210,044
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Energy - Independent – 2.6%
Phillips 66	75,071	$6,877,254
Valero Energy Corp.	54,692	5,854,232
		$12,731,486
Energy - Renewables – 0.8%
AES Corp.	111,928	$2,209,459
Enphase Energy, Inc. (a)	8,403	1,461,113
		$3,670,572
Engineering - Construction – 0.2%
EMCOR Group, Inc.	6,691	$1,102,944
Food & Beverages – 2.8%
Archer Daniels Midland Co.	80,266	$5,670,793
Cal-Maine Foods, Inc.	21,751	1,034,260
Coca-Cola Consolidated, Inc.	1,432	947,612
Hostess Brands, Inc. (a)	30,105	749,012
Post Holdings, Inc. (a)	56,417	4,793,188
Tyson Foods, Inc., “A”	12,414	628,645
		$13,823,510
Gaming & Lodging – 2.4%
Hyatt Hotels Corp.	8,853	$951,520
International Game Technology PLC	228,018	5,593,282
Las Vegas Sands Corp. (a)	54,687	3,014,894
Marriott International, Inc., “A”	4,381	735,088
Penn Entertainment, Inc. (a)	57,863	1,448,890
		$11,743,674
General Merchandise – 0.6%
Dillard's, Inc., “A”	10,381	$2,857,993
Insurance – 7.5%
Ameriprise Financial, Inc.	29,399	$8,774,719
Equitable Holdings, Inc.	227,351	5,579,193
Everest Re Group Ltd.	19,189	6,524,644
Hartford Financial Services Group, Inc.	109,813	7,524,387
Reinsurance Group of America, Inc.	10,791	1,510,740
Voya Financial, Inc.	93,417	6,333,673
		$36,247,356
Internet – 1.9%
Gartner, Inc. (a)	26,873	$9,213,677
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Leisure & Toys – 3.3%
Brunswick Corp.	68,419	$5,165,634
Electronic Arts, Inc.	32,983	4,221,824
Polaris, Inc.	41,849	4,507,556
Roblox Corp., “A” (a)	48,007	2,009,573
		$15,904,587
Machinery & Tools – 5.9%
AGCO Corp.	18,854	$2,079,219
Ingersoll Rand, Inc.	127,656	7,232,989
Kennametal, Inc.	42,121	1,049,655
Mueller Industries, Inc.	9,912	736,065
RB Global, Inc.	110,953	5,778,432
Terex Corp.	29,683	1,376,401
Timken Co.	89,551	6,407,374
Wabtec Corp.	40,831	3,782,176
		$28,442,311
Major Banks – 1.2%
Regions Financial Corp.	37,371	$645,397
State Street Corp.	77,030	5,239,581
		$5,884,978
Medical & Health Technology & Services – 5.3%
Cardinal Health, Inc.	36,002	$2,962,964
IQVIA Holdings, Inc. (a)	20,558	4,048,076
McKesson Corp.	21,336	8,338,962
Medpace Holdings, Inc. (a)	27,974	5,789,779
Syneos Health, Inc. (a)	49,114	2,043,142
Veeva Systems, Inc. (a)	14,218	2,355,923
		$25,538,846
Medical Equipment – 2.9%
Agilent Technologies, Inc.	2,632	$304,444
Align Technology, Inc. (a)	20,064	5,671,290
Hologic, Inc. (a)	84,281	6,648,928
Maravai Lifesciences Holdings, Inc., “A” (a)	129,044	1,656,925
		$14,281,587
Metals & Mining – 1.7%
Reliance Steel & Aluminum Co.	13,166	$3,089,797
United States Steel Corp.	247,200	5,171,424
		$8,261,221
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Natural Gas - Distribution – 0.9%
UGI Corp.	164,030	$4,587,919
Natural Gas - Pipeline – 0.5%
Cheniere Energy, Inc.	18,896	$2,641,094
Network & Telecom – 0.3%
Motorola Solutions, Inc.	4,865	$1,371,541
Oil Services – 0.8%
NOV, Inc.	269,985	$3,798,689
Other Banks & Diversified Financials – 3.6%
Columbia Banking System, Inc.	71,205	$1,426,236
East West Bancorp, Inc.	116,211	5,560,697
SLM Corp.	414,850	6,330,611
Synchrony Financial	24,576	760,873
Zions Bancorporation NA (l)	124,187	3,389,063
		$17,467,480
Pharmaceuticals – 0.9%
Organon & Co.	223,535	$4,334,344
Pollution Control – 0.8%
Republic Services, Inc.	27,116	$3,840,439
Real Estate – 6.5%
EPR Properties, REIT	12,376	$516,203
Extra Space Storage, Inc., REIT	3,239	467,291
Host Hotels & Resorts, Inc., REIT	184,294	3,059,280
Life Storage, Inc., REIT	41,450	5,280,316
National Storage Affiliates Trust, REIT	67,812	2,482,597
NNN REIT, Inc.	123,172	5,239,737
Phillips Edison & Co., REIT	90,293	2,619,400
Simon Property Group, Inc., REIT	68,040	7,154,406
Spirit Realty Capital, Inc., REIT	17,885	698,588
VICI Properties, Inc., REIT	126,398	3,909,490
		$31,427,308
Restaurants – 1.4%
Texas Roadhouse, Inc.	61,547	$6,640,921
Specialty Chemicals – 2.0%
Chemours Co.	213,718	$5,661,390
Corteva, Inc.	79,987	4,278,504
		$9,939,894
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Specialty Stores – 5.1%
AutoZone, Inc. (a)	2,283	$5,449,156
Builders FirstSource, Inc. (a)	74,062	8,587,489
Etsy, Inc. (a)	7,508	608,523
O'Reilly Automotive, Inc. (a)	7,473	6,750,435
Ulta Beauty, Inc. (a)	8,061	3,303,640
		$24,699,243
Telecommunications - Wireless – 0.5%
SBA Communications Corp., REIT	10,506	$2,330,021
Telephone Services – 0.1%
Altice USA, Inc., “A” (a)	275,092	$704,236
Trucking – 0.5%
Saia, Inc. (a)	8,275	$2,351,424
Utilities - Electric Power – 4.6%
CenterPoint Energy, Inc.	11,104	$313,244
DTE Energy Co.	6,646	715,110
Edison International	103,982	7,020,865
PG&E Corp. (a)	456,316	7,729,993
Vistra Corp.	270,018	6,472,331
		$22,251,543
Total Common Stocks (Identified Cost, $448,383,630)		$477,725,718
Investment Companies (h) – 1.1%
Money Market Funds – 1.1%
MFS Institutional Money Market Portfolio, 4.88% (v) (Identified Cost, $5,415,960)	5,415,960	$5,415,418
Collateral for Securities Loaned – 0.4%
JPMorgan U.S. Government Money Market Fund - Class IM Shares, 5.06% (j) (Identified Cost, $1,831,744)	1,831,744	$1,831,744

Other Assets, Less Liabilities – (0.0)%		(29,444)
Net Assets – 100.0%		$484,943,436

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $5,415,418 and $479,557,462, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
15

Portfolio of Investments – continued
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
REIT	Real Estate Investment Trust
See Notes to Financial Statements
16

Financial Statements
Statement of Assets and Liabilities
At 5/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $1,694,518 of securities on loan (identified cost, $450,215,374)	$479,557,462
Investments in affiliated issuers, at value (identified cost, $5,415,960)	5,415,418
Receivables for
Fund shares sold	1,245,865
Interest and dividends	799,106
Receivable from investment adviser	46,659
Other assets	1,492
Total assets	$487,066,002
Liabilities
Payables for
Fund shares reacquired	$151,461
Collateral for securities loaned, at value	1,831,744
Payable to affiliates
Administrative services fee	441
Shareholder servicing costs	50,842
Distribution and service fees	726
Payable for independent Trustees' compensation	13
Accrued expenses and other liabilities	87,339
Total liabilities	$2,122,566
Net assets	$484,943,436
Net assets consist of
Paid-in capital	$460,306,485
Total distributable earnings (loss)	24,636,951
Net assets	$484,943,436
Shares of beneficial interest outstanding	43,025,609
17

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$32,605,080	2,883,696	$11.31
Class B	197,460	17,754	11.12
Class C	4,180,475	377,058	11.09
Class I	119,155,205	10,592,161	11.25
Class R1	132,062	11,870	11.13
Class R2	415,627	37,111	11.20
Class R3	1,050,614	93,559	11.23
Class R4	854,409	75,808	11.27
Class R6	326,352,504	28,936,592	11.28

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.00 [100 / 94.25 x $11.31]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
18

Financial Statements
Statement of Operations
Year ended 5/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$8,086,858
Dividends from affiliated issuers	153,575
Other	37,571
Income on securities loaned	2,514
Foreign taxes withheld	(4,494)
Total investment income	$8,276,024
Expenses
Management fee	$2,300,643
Distribution and service fees	111,565
Shareholder servicing costs	173,791
Administrative services fee	80,551
Independent Trustees' compensation	9,456
Custodian fee	34,607
Shareholder communications	19,116
Audit and tax fees	62,730
Legal fees	2,187
Miscellaneous	164,768
Total expenses	$2,959,414
Fees paid indirectly	(40)
Reduction of expenses by investment adviser	(442,401)
Net expenses	$2,516,973
Net investment income (loss)	$5,759,051
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(3,816,506)
Affiliated issuers	(2,109)
Net realized gain (loss)	$(3,818,615)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(19,276,903)
Affiliated issuers	(542)
Translation of assets and liabilities in foreign currencies	(7)
Net unrealized gain (loss)	$(19,277,452)
Net realized and unrealized gain (loss)	$(23,096,067)
Change in net assets from operations	$(17,337,016)
See Notes to Financial Statements
19

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/23	5/31/22
Change in net assets
From operations
Net investment income (loss)	$5,759,051	$4,066,017
Net realized gain (loss)	(3,818,615)	58,379,846
Net unrealized gain (loss)	(19,277,452)	(61,160,411)
Change in net assets from operations	$(17,337,016)	$1,285,452
Total distributions to shareholders	$(23,206,375)	$(78,786,915)
Change in net assets from fund share transactions	$65,820,929	$86,053,579
Total change in net assets	$25,277,538	$8,552,116
Net assets
At beginning of period	459,665,898	451,113,782
At end of period	$484,943,436	$459,665,898
See Notes to Financial Statements
20

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$12.38	$15.36	$10.70	$11.14	$12.07
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.07	$0.08	$0.10	$0.11
Net realized and unrealized gain (loss)	(0.62)	(0.05)(g)	4.68	0.02	(0.27)
Total from investment operations	$(0.51)	$0.02	$4.76	$0.12	$(0.16)
Less distributions declared to shareholders
From net investment income	$(0.11)	$—	$(0.10)	$(0.10)	$(0.09)
From net realized gain	(0.45)	(3.00)	(0.00)(w)	(0.46)	(0.68)
Total distributions declared to shareholders	$(0.56)	$(3.00)	$(0.10)	$(0.56)	$(0.77)
Net asset value, end of period (x)	$11.31	$12.38	$15.36	$10.70	$11.14
Total return (%) (r)(s)(t)(x)	(4.30)	(1.00)	44.61	0.51	(0.52)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.94	0.92	0.96	0.97
Expenses after expense reductions (f)	0.84	0.84	0.84	0.84	0.84
Net investment income (loss)	0.96	0.45	0.58	0.89	0.96
Portfolio turnover	67	89	103	81	80
Net assets at end of period (000 omitted)	$32,605	$19,061	$133,584	$74,843	$74,051
See Notes to Financial Statements
21

Financial Highlights – continued
Class B	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$12.17	$15.26	$10.64	$11.08	$12.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.01)	$(0.02)	$0.02	$0.02
Net realized and unrealized gain (loss)	(0.61)	(0.08)	4.65	0.01	(0.26)
Total from investment operations	$(0.59)	$(0.09)	$4.63	$0.03	$(0.24)
Less distributions declared to shareholders
From net investment income	$(0.01)	$(0.00)(w)	$(0.01)	$(0.01)	$(0.03)
From net realized gain	(0.45)	(3.00)	(0.00)(w)	(0.46)	(0.68)
Total distributions declared to shareholders	$(0.46)	$(3.00)	$(0.01)	$(0.47)	$(0.71)
Net asset value, end of period (x)	$11.12	$12.17	$15.26	$10.64	$11.08
Total return (%) (r)(s)(t)(x)	(5.01)	(1.78)	43.56	(0.23)	(1.27)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.70	1.67	1.71	1.72
Expenses after expense reductions (f)	1.59	1.59	1.59	1.59	1.59
Net investment income (loss)	0.20	(0.05)	(0.16)	0.15	0.21
Portfolio turnover	67	89	103	81	80
Net assets at end of period (000 omitted)	$197	$236	$126	$92	$99
See Notes to Financial Statements
22

Financial Highlights – continued
Class C	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$12.16	$15.25	$10.64	$11.10	$12.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.03	$0.01	$(0.02)	$0.02	$0.02
Net realized and unrealized gain (loss)	(0.62)	(0.09)	4.64	0.01	(0.25)
Total from investment operations	$(0.59)	$(0.08)	$4.62	$0.03	$(0.23)
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.01)	$(0.01)	$(0.03)	$(0.02)
From net realized gain	(0.45)	(3.00)	(0.00)(w)	(0.46)	(0.68)
Total distributions declared to shareholders	$(0.48)	$(3.01)	$(0.01)	$(0.49)	$(0.70)
Net asset value, end of period (x)	$11.09	$12.16	$15.25	$10.64	$11.10
Total return (%) (r)(s)(t)(x)	(4.98)	(1.74)	43.49	(0.28)	(1.27)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.70	1.66	1.71	1.72
Expenses after expense reductions (f)	1.59	1.59	1.59	1.59	1.59
Net investment income (loss)	0.23	0.11	(0.16)	0.16	0.21
Portfolio turnover	67	89	103	81	80
Net assets at end of period (000 omitted)	$4,180	$3,161	$350	$138	$109
See Notes to Financial Statements
23

Financial Highlights – continued
Class I	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$12.31	$15.38	$10.71	$11.16	$12.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.15	$0.11	$0.13	$0.14
Net realized and unrealized gain (loss)	(0.62)	(0.08)	4.68	0.02	(0.28)
Total from investment operations	$(0.48)	$0.07	$4.79	$0.15	$(0.14)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.14)	$(0.12)	$(0.14)	$(0.13)
From net realized gain	(0.45)	(3.00)	(0.00)(w)	(0.46)	(0.68)
Total distributions declared to shareholders	$(0.58)	$(3.14)	$(0.12)	$(0.60)	$(0.81)
Net asset value, end of period (x)	$11.25	$12.31	$15.38	$10.71	$11.16
Total return (%) (r)(s)(t)(x)	(4.07)	(0.73)	44.98	0.71	(0.30)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	0.71	0.67	0.71	0.71
Expenses after expense reductions (f)	0.59	0.59	0.59	0.59	0.59
Net investment income (loss)	1.22	1.07	0.84	1.18	1.26
Portfolio turnover	67	89	103	81	80
Net assets at end of period (000 omitted)	$119,155	$108,560	$5,410	$4,368	$2,336
See Notes to Financial Statements
24

Financial Highlights – continued
Class R1	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$12.18	$15.26	$10.65	$11.09	$12.03
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$(0.01)	$(0.02)	$0.02	$0.02
Net realized and unrealized gain (loss)	(0.61)	(0.07)	4.64	0.02	(0.26)
Total from investment operations	$(0.59)	$(0.08)	$4.62	$0.04	$(0.24)
Less distributions declared to shareholders
From net investment income	$(0.01)	$—	$(0.01)	$(0.02)	$(0.02)
From net realized gain	(0.45)	(3.00)	(0.00)(w)	(0.46)	(0.68)
Total distributions declared to shareholders	$(0.46)	$(3.00)	$(0.01)	$(0.48)	$(0.70)
Net asset value, end of period (x)	$11.13	$12.18	$15.26	$10.65	$11.09
Total return (%) (r)(s)(t)(x)	(5.00)	(1.72)	43.45	(0.16)	(1.31)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	1.70	1.67	1.71	1.72
Expenses after expense reductions (f)	1.59	1.59	1.59	1.59	1.59
Net investment income (loss)	0.20	(0.08)	(0.16)	0.15	0.22
Portfolio turnover	67	89	103	81	80
Net assets at end of period (000 omitted)	$132	$136	$142	$98	$97
See Notes to Financial Statements
25

Financial Highlights – continued
Class R2	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$12.26	$15.33	$10.70	$11.15	$12.07
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	$0.06	$0.04	$0.07	$0.08
Net realized and unrealized gain (loss)	(0.62)	(0.07)	4.68	0.02	(0.25)
Total from investment operations	$(0.54)	$(0.01)	$4.72	$0.09	$(0.17)
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.06)	$(0.09)	$(0.08)	$(0.07)
From net realized gain	(0.45)	(3.00)	(0.00)(w)	(0.46)	(0.68)
Total distributions declared to shareholders	$(0.52)	$(3.06)	$(0.09)	$(0.54)	$(0.75)
Net asset value, end of period (x)	$11.20	$12.26	$15.33	$10.70	$11.15
Total return (%) (r)(s)(t)(x)	(4.52)	(1.27)	44.24	0.21	(0.71)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.19	1.20	1.17	1.21	1.22
Expenses after expense reductions (f)	1.09	1.09	1.09	1.09	1.09
Net investment income (loss)	0.73	0.42	0.30	0.65	0.70
Portfolio turnover	67	89	103	81	80
Net assets at end of period (000 omitted)	$416	$292	$253	$62	$62
See Notes to Financial Statements
26

Financial Highlights – continued
Class R3	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$12.30	$15.36	$10.71	$11.16	$12.09
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.10	$0.08	$0.07	$0.11
Net realized and unrealized gain (loss)	(0.62)	(0.07)	4.68	0.05	(0.26)
Total from investment operations	$(0.51)	$0.03	$4.76	$0.12	$(0.15)
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.09)	$(0.11)	$(0.11)	$(0.10)
From net realized gain	(0.45)	(3.00)	(0.00)(w)	(0.46)	(0.68)
Total distributions declared to shareholders	$(0.56)	$(3.09)	$(0.11)	$(0.57)	$(0.78)
Net asset value, end of period (x)	$11.23	$12.30	$15.36	$10.71	$11.16
Total return (%) (r)(s)(t)(x)	(4.33)	(0.94)	44.60	0.51	(0.50)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.94	0.95	0.92	1.00	0.97
Expenses after expense reductions (f)	0.84	0.82	0.82	0.84	0.84
Net investment income (loss)	0.92	0.74	0.62	0.72	0.95
Portfolio turnover	67	89	103	81	80
Net assets at end of period (000 omitted)	$1,051	$1,947	$1,422	$1,015	$62
See Notes to Financial Statements
27

Financial Highlights – continued
Class R4	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$12.33	$15.39	$10.72	$11.17	$12.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.13	$0.11	$0.13	$0.14
Net realized and unrealized gain (loss)	(0.62)	(0.06)	4.69	0.02	(0.27)
Total from investment operations	$(0.48)	$0.07	$4.80	$0.15	$(0.13)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.13)	$(0.13)	$(0.14)	$(0.13)
From net realized gain	(0.45)	(3.00)	(0.00)(w)	(0.46)	(0.68)
Total distributions declared to shareholders	$(0.58)	$(3.13)	$(0.13)	$(0.60)	$(0.81)
Net asset value, end of period (x)	$11.27	$12.33	$15.39	$10.72	$11.17
Total return (%) (r)(s)(t)(x)	(4.08)	(0.71)	44.95	0.73	(0.30)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.69	0.70	0.67	0.71	0.72
Expenses after expense reductions (f)	0.59	0.59	0.59	0.59	0.59
Net investment income (loss)	1.20	0.92	0.84	1.18	1.21
Portfolio turnover	67	89	103	81	80
Net assets at end of period (000 omitted)	$854	$934	$953	$685	$63
See Notes to Financial Statements
28

Financial Highlights – continued
Class R6	Year ended
	5/31/23	5/31/22	5/31/21	5/31/20	5/31/19
Net asset value, beginning of period	$12.34	$15.40	$10.73	$11.17	$12.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.15	$0.12	$0.14	$0.15
Net realized and unrealized gain (loss)	(0.62)	(0.07)	4.69	0.02	(0.27)
Total from investment operations	$(0.47)	$0.08	$4.81	$0.16	$(0.12)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.14)	$(0.14)	$(0.14)	$(0.14)
From net realized gain	(0.45)	(3.00)	(0.00)(w)	(0.46)	(0.68)
Total distributions declared to shareholders	$(0.59)	$(3.14)	$(0.14)	$(0.60)	$(0.82)
Net asset value, end of period (x)	$11.28	$12.34	$15.40	$10.73	$11.17
Total return (%) (r)(s)(t)(x)	(3.97)	(0.60)	45.02	0.87	(0.17)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.59	0.58	0.61	0.61
Expenses after expense reductions (f)	0.49	0.48	0.51	0.49	0.48
Net investment income (loss)	1.30	1.04	0.94	1.25	1.32
Portfolio turnover	67	89	103	81	80
Net assets at end of period (000 omitted)	$326,353	$325,339	$308,874	$233,687	$199,437

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
29

Notes to Financial Statements
(1) Business and Organization
MFS Blended Research Mid Cap Equity Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60
30

Notes to Financial Statements  - continued
days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2023 in valuing the fund's assets and liabilities:
31

Notes to Financial Statements  - continued
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$477,725,718	$—	$—	$477,725,718
Mutual Funds	7,247,162	—	—	7,247,162
Total	$484,972,880	$—	$—	$484,972,880
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $1,694,518. The fair value of the fund's investment securities on loan and a related liability of $1,831,744 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income
32

Notes to Financial Statements  - continued
from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended May 31, 2023, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net
33

Notes to Financial Statements  - continued
asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/23	Year ended 5/31/22
Ordinary income (including any short-term capital gains)	$5,303,209	$27,978,081
Long-term capital gains	17,903,166	50,808,834
Total distributions	$23,206,375	$78,786,915
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/23
Cost of investments	$459,819,790
Gross appreciation	61,267,434
Gross depreciation	(36,114,344)
Net unrealized appreciation (depreciation)	$25,153,090
Undistributed ordinary income	1,830,759
Capital loss carryforwards	(2,346,898)
Total distributable earnings (loss)	$24,636,951
As of May 31, 2023, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(2,346,898)
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class C shares will convert to
34

Notes to Financial Statements  - continued
Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/23	Year ended 5/31/22
Class A	$1,235,139	$3,214,828
Class B	7,902	32,697
Class C	144,472	81,663
Class I	5,651,819	17,109,421
Class R1	5,152	27,402
Class R2	14,910	52,067
Class R3	105,798	282,530
Class R4	41,214	194,232
Class R6	15,999,969	57,792,075
Total	$23,206,375	$78,786,915
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until September 30, 2024. For the year ended May 31, 2023, this management fee reduction amounted to $61,636, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.49% of the fund's average daily net assets.
For the period from June 1, 2022 through July 31, 2022, the investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses did not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.84%	1.59%	1.59%	0.59%	1.59%	1.09%	0.84%	0.59%	0.55%
35

Notes to Financial Statements  - continued
This written agreement terminated on July 31, 2022. For the period from June 1, 2022 through July 31, 2022, this reduction amounted to $54,386, which is included in the reduction of total expenses in the Statement of Operations.
Effective August 1, 2022, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
				Classes
A	B	C	I	R1	R2	R3	R4	R6
0.84%	1.59%	1.59%	0.59%	1.59%	1.09%	0.84%	0.59%	0.52%
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2023. For the period from August 1, 2022 through May 31, 2023, this reduction amounted to $326,379, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $4,839 for the year ended May 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 65,075
Class B	0.75%	0.25%	1.00%	1.00%	2,092
Class C	0.75%	0.25%	1.00%	1.00%	36,082
Class R1	0.75%	0.25%	1.00%	1.00%	1,328
Class R2	0.25%	0.25%	0.50%	0.50%	1,753
Class R3	—	0.25%	0.25%	0.25%	5,235
Total Distribution and Service Fees					$111,565
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2023 based on each class's average daily net assets. MFD has voluntarily
36

Notes to Financial Statements  - continued
agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. There were no service fee rebates for the year ended May 31, 2023.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase.  All contingent deferred sales charges are paid to MFD and during the year ended May 31, 2023, were as follows:
Amount
Class A	$—
Class B	—
Class C	460
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2023, the fee was $5,831, which equated to 0.0013% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $167,960.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.0175% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On August 3, 2022, MFS redeemed 7,055 shares of Class C and 7,293 shares of Class R3 for an aggregate amount of $172,287.
At May 31, 2023, MFS held approximately 62% of the outstanding shares of Class R1.
37

Notes to Financial Statements  - continued
The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended May 31, 2023, this reimbursement amounted to $37,518, which is included in “Other” income in the Statement of Operations.
(4) Portfolio Securities
For the year ended May 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $363,296,303 and $308,307,869, respectively.
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	1,661,070	$19,482,914	1,577,326	$23,567,383
Class B	1,091	12,707	11,501	154,841
Class C	283,746	3,222,767	239,049	3,062,382
Class I	5,075,173	58,313,200	8,351,378	123,939,516
Class R1	285	3,227	136	1,787
Class R2	15,850	180,553	3,852	49,347
Class R3	116,587	1,356,266	74,920	957,641
Class R4	10,067	117,521	9,169	131,044
Class R6	7,056,171	81,272,395	6,125,597	76,232,995
	14,220,040	$163,961,550	16,392,928	$228,096,936
Shares issued to shareholders in reinvestment of distributions
Class A	106,014	$1,234,006	244,745	$3,213,505
Class B	688	7,902	2,525	32,697
Class C	12,618	144,472	6,311	81,663
Class I	488,489	5,651,819	1,312,072	17,109,421
Class R1	448	5,152	2,115	27,402
Class R2	1,292	14,910	3,999	52,067
Class R3	9,152	105,798	21,666	282,530
Class R4	3,556	41,214	14,872	194,232
Class R6	1,380,498	15,999,969	4,425,121	57,792,075
	2,002,755	$23,205,242	6,033,426	$78,785,592
38

Notes to Financial Statements  - continued
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(423,597)	$(4,907,791)	(8,980,754)	$(141,584,500)
Class B	(3,431)	(39,365)	(2,848)	(36,663)
Class C	(179,237)	(2,047,693)	(8,359)	(119,910)
Class I	(3,792,105)	(43,969,005)	(1,194,563)	(16,605,615)
Class R1	(3)	(30)	(397)	(5,584)
Class R2	(3,852)	(47,228)	(542)	(6,864)
Class R3	(190,559)	(2,201,902)	(30,800)	(411,638)
Class R4	(13,612)	(159,467)	(10,157)	(142,015)
Class R6	(5,873,607)	(67,973,382)	(4,229,260)	(61,916,160)
	(10,480,003)	$(121,345,863)	(14,457,680)	$(220,828,949)
Net change
Class A	1,343,487	$15,809,129	(7,158,683)	$(114,803,612)
Class B	(1,652)	(18,756)	11,178	150,875
Class C	117,127	1,319,546	237,001	3,024,135
Class I	1,771,557	19,996,014	8,468,887	124,443,322
Class R1	730	8,349	1,854	23,605
Class R2	13,290	148,235	7,309	94,550
Class R3	(64,820)	(739,838)	65,786	828,533
Class R4	11	(732)	13,884	183,261
Class R6	2,563,062	29,298,982	6,321,458	72,108,910
	5,742,792	$65,820,929	7,968,674	$86,053,579
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime 2025 Fund were the owners of record of approximately 11%, 8%, 8%, 8%, 8%, 5%, 4%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2065 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.
Effective June 1, 2019, purchases of the fund’s Class B shares were closed to new and existing investors subject to certain exceptions. On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks
39

Notes to Financial Statements  - continued
under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2023, the fund’s commitment fee and interest expense were $2,170 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$5,037,629	$136,926,887	$136,546,447	$(2,109)	$(542)	$5,415,418

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$153,575	$—
40

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of MFS Series Trust X and the Shareholders of MFS Blended Research Mid Cap Equity Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of MFS Blended Research Mid Cap Equity Fund (the “Fund”), including the portfolio of investments, as of May 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as
41

Report of Independent Registered Public Accounting Firm – continued
evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 14, 2023
We have served as the auditor of one or more of the MFS investment companies since 1924.
42

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
43

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
44

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
45

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116

Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks
46

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
47

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $19,694,000 as capital gain dividends paid during the fiscal year.
For corporate shareholders, 86.27% of the ordinary income dividends paid during the prior calendar year qualify for the corporate dividends received deduction.
48

Federal Tax Information (unaudited) - continued
The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
49

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
50

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
51

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Annual Report
May 31, 2023
MFS®  International Large Cap Value Fund
MKV-ANN

MFS® International Large Cap Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Portfolio Composition
Portfolio structure
Top ten holdings
BNP Paribas	2.9%
NatWest Group PLC	2.7%
Mitsubishi UFJ Financial Group, Inc.	2.7%
Roche Holding AG	2.6%
Eni S.p.A.	2.6%
UBS AG	2.4%
Schneider Electric SE	2.4%
Willis Towers Watson PLC	2.1%
Henkel AG & Co. KGaA ,	2.0%
Glencore PLC	2.0%
GICS equity sectors (g)
Financials	25.3%
Industrials	16.3%
Consumer Staples	11.8%
Information Technology	8.9%
Health Care	7.3%
Energy	6.6%
Consumer Discretionary	6.5%
Materials	5.9%
Utilities	5.3%
Communication Services	3.8%
Issuer country weightings (i)(x)
United Kingdom	24.2%
Japan	14.8%
France	12.7%
Switzerland	8.7%
United States	8.6%
Germany	7.0%
Canada	5.9%
Ireland	3.7%
Spain	3.3%
Other Countries	11.1%
Currency exposure weightings (i)(y)
Euro	32.6%
British Pound Sterling	23.5%
Japanese Yen	14.8%
Swiss Franc	8.7%
United States Dollar	8.6%
Canadian Dollar	5.9%
South Korean Won	1.4%
Australian Dollar	1.3%
Taiwan Dollar	0.9%
Other Currencies	2.3%

1

Portfolio Composition - continued
(g)	The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS. MFS has applied its own internal sector/industry classification methodology for equity securities and non-equity securities that are unclassified by GICS.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio's net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2023.
The portfolio is actively managed and current holdings may be different.
2

Management Review
Summary of Results
For the twelve months ended May 31, 2023, Class A shares of the MFS International Large Cap Value Fund (fund) provided a total return of 2.45%, at net asset value. This compares with a return of 0.08% for the fund’s benchmark, the MSCI EAFE Value Index (net div).
Market Environment
During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and the dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of a tighter monetary policy may not have been fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional US banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators, setting the stage for a substantial drop in longer-term interest rates. Given the importance of small and mid-sized lenders to the provision of credit in the US, concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. On a more upbeat note, China’s abandonment of its Zero-COVID policy ushered in an uptick in economic activity in the world’s second-largest economy. In developed markets, consumer demand, particularly for services, remained solid.
Policymakers find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act. That juxtaposition suggests that we may be nearing peak monetary policy rates.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, the lifting of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels have peaked were supportive factors for the macroeconomic backdrop.
Contributors to Performance
Relative to the MSCI EAFE Value Index, favorable stock selection within the consumer discretionary sector contributed to performance, led by the fund’s holdings of luxury goods company Richemont(b) (Switzerland). Despite slightly muted financial results, shares of Richemont appeared to have reacted positively to the re-opening of China and the lifting of COVID-related restrictions. Additionally, not owning shares of weak-performing car maker Toyota Motor (Japan) benefited the fund’s relative returns.
3

Management Review - continued
Avoiding the real estate sector was another positive factor for relative performance. There were no individual stocks within this sector, either in the fund or in the benchmark, that were among the fund's largest relative contributors during the reporting period.
The fund’s underweight position in the materials sector further aided relative returns. Here, not owning shares of global mining company Anglo American (United Kingdom) contributed to relative performance. The stock price of Anglo American came under pressure as the company's strong financial results were overshadowed by a higher forward-looking capital expenditure outlook for its Woodsmith development project in the UK.
An overweight position in the industrials sector also helped relative performance, led by the fund’s holdings of electrical distribution equipment manufacturer Schneider Electric(b) (France) and information services provider Wolters Kluwer(b) (Netherlands). The stock price of Schneider Electric advanced as the company reported better-than-expected organic sales growth, driven by strong performance in its energy management segment.
Stocks in other sectors that were among the top relative contributors included the fund’s overweight positions in financial and banking solutions provider Bank Of Ireland Group (Ireland), international banking and financial services provider NatWest Group (United Kingdom), diversified financial services firm Mitsubishi UFJ Financial Group (Japan), chemical products company Henkel (Germany) and power and gas company E.ON (Germany).
During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, also contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.
Detractors from Performance
Stock selection within both the information technology and communication services sectors detracted from the fund’s relative performance. Within the information technology sector, the fund’s holdings of global information services and technology company Fujitsu(b) (Japan), and the timing of its ownership in shares of enterprise applications company SAP(h) (Germany), hurt relative results. Within the communication services sector, an overweight position in telecommunications company Vodafone Group (United Kingdom) hindered relative returns. The stock price of Vodafone Group came under pressure as the company reported lower-than-expected earnings and service revenue results.
Elsewhere, the fund’s holdings of Toronto Dominion Bank(b) (Canada) held back relative performance. Despite robust financial results, shares of Toronto Dominion Bank were subject to an industry-wide sell-off following the collapse of Silicon Valley Bank (SVB) as investors appeared to have questioned their confidence in the global banking system. Not owning shares of diversified electrical engineering company Siemens (Germany), banking and financial services company HSBC (United Kingdom), banking and financial solutions provider UniCredit (Italy) and banking and financial services firm Sumitomo Mitsui Financial Group (Japan) also weakened relative results. Additionally,
4

Management Review - continued
the fund’s holdings of integrated energy company Suncor Energy(b) (Canada) and electronic power tools manufacturer Techtronic Industries(b) (Hong Kong) were also among the top relative detractors during the reporting period.
Respectfully,
Portfolio Manager(s)
Steven Gorham and David Shindler
(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.
5

Performance Summary THROUGH 5/31/23
The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of a Hypothetical $10,000 Investment (t)
6

Performance Summary  - continued
Total Returns through 5/31/23
Average annual without sales charge
Share Class	Class Inception Date	1-yr	Life (t)
A	6/30/20	2.45%	10.10%
C	6/30/20	1.70%	9.25%
I	6/30/20	2.88%	10.43%
R1	6/30/20	1.76%	9.26%
R2	6/30/20	2.26%	9.78%
R3	6/30/20	2.51%	10.11%
R4	6/30/20	2.76%	10.45%
R6	6/30/20	2.76%	10.43%
Comparative benchmark(s)

MSCI EAFE Value Index (net div) (f)	0.08%	9.68%
Average annual with sales charge

A With Initial Sales Charge (5.75%)	(3.44)%	7.89%
C With CDSC (1% for 12 months) (v)	0.71%	9.25%
CDSC – Contingent Deferred Sales Charge.
Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.
(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.
Benchmark Definition(s)
MSCI EAFE (Europe, Australasia, Far East) Value Index(e) (net div) – a market capitalization-weighted index that is designed to measure equity market performance for value securities in the developed markets, excluding the U.S. and Canada.
It is not possible to invest directly in an index.
(e)	Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Notes to Performance Summary
Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.
7

Performance Summary  - continued
Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.
Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.
From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
8

Expense Table
Fund expenses borne by the shareholders during the period,
December 1, 2022 through May 31, 2023
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period December 1, 2022 through May 31, 2023.
Actual Expenses
The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
9

Expense Table - continued
Share Class		Annualized Expense Ratio	Beginning Account Value 12/01/22	Ending Account Value 5/31/23	Expenses Paid During Period (p) 12/01/22-5/31/23
A	Actual	0.96%	$1,000.00	$1,038.74	$4.88
	Hypothetical (h)	0.96%	$1,000.00	$1,020.14	$4.84
C	Actual	1.71%	$1,000.00	$1,035.50	$8.68
	Hypothetical (h)	1.71%	$1,000.00	$1,016.40	$8.60
I	Actual	0.71%	$1,000.00	$1,040.48	$3.61
	Hypothetical (h)	0.71%	$1,000.00	$1,021.39	$3.58
R1	Actual	1.71%	$1,000.00	$1,035.14	$8.68
	Hypothetical (h)	1.71%	$1,000.00	$1,016.40	$8.60
R2	Actual	1.21%	$1,000.00	$1,037.60	$6.15
	Hypothetical (h)	1.21%	$1,000.00	$1,018.90	$6.09
R3	Actual	0.96%	$1,000.00	$1,039.29	$4.88
	Hypothetical (h)	0.96%	$1,000.00	$1,020.14	$4.84
R4	Actual	0.71%	$1,000.00	$1,040.96	$3.61
	Hypothetical (h)	0.71%	$1,000.00	$1,021.39	$3.58
R6	Actual	0.64%	$1,000.00	$1,040.98	$3.26
	Hypothetical (h)	0.64%	$1,000.00	$1,021.74	$3.23
(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.
10

Portfolio of Investments
5/31/23
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Common Stocks – 95.7%
Aerospace & Defense – 1.3%
BAE Systems PLC	3,272,428	$37,784,579
Dassault Aviation S.A.	239,252	40,457,509
		$78,242,088
Airlines – 1.5%
Ryanair Holdings PLC, ADR (a)	814,733	$85,612,144
Alcoholic Beverages – 2.1%
Diageo PLC	1,842,423	$76,709,294
Kirin Holdings Co. Ltd.	1,794,500	26,783,870
Pernod Ricard S.A.	83,701	18,081,483
		$121,574,647
Apparel Manufacturers – 1.9%
Burberry Group PLC	1,128,107	$30,227,269
Compagnie Financiere Richemont S.A.	418,033	66,348,252
Gildan Activewear, Inc.	411,395	11,219,037
		$107,794,558
Automotive – 2.5%
Aptiv PLC (a)	330,456	$29,106,565
Compagnie Generale des Etablissements Michelin	1,525,748	43,315,961
Continental AG	433,215	28,839,596
Koito Manufacturing Co. Ltd.	2,258,900	42,510,933
		$143,773,055
Broadcasting – 0.8%
WPP Group PLC	4,157,100	$44,151,915
Brokerage & Asset Managers – 2.6%
Barclays PLC	23,455,903	$44,157,941
Deutsche Boerse AG	399,988	69,048,868
IG Group Holdings PLC	4,843,069	40,484,880
		$153,691,689
Business Services – 3.4%
CGI, Inc. (a)	381,877	$39,552,049
Experian PLC	456,701	16,088,966
Nomura Research Institute Ltd.	1,739,400	43,820,521
RS Group PLC	4,203,095	41,649,753
11

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Business Services – continued
Secom Co. Ltd.	825,500	$54,130,759
		$195,242,048
Chemicals – 0.3%
Nutrien Ltd.	294,602	$15,521,131
Computer Software - Systems – 6.6%
Amadeus IT Group S.A. (a)	1,083,790	$77,501,184
Capgemini	523,719	91,135,967
Fujitsu Ltd.	482,300	61,341,152
Hitachi Ltd.	1,291,400	74,578,176
Samsung Electronics Co. Ltd.	1,465,716	78,848,840
		$383,405,319
Construction – 0.6%
Techtronic Industries Co. Ltd.	3,943,500	$36,587,332
Consumer Products – 2.0%
Haleon PLC	7,891,301	$31,235,733
Reckitt Benckiser Group PLC	1,107,267	86,031,454
		$117,267,187
Electrical Equipment – 3.2%
Legrand S.A.	487,947	$46,137,777
Schneider Electric SE	801,498	138,223,400
		$184,361,177
Electronics – 3.1%
Kyocera Corp.	1,203,200	$68,448,327
NXP Semiconductors N.V.	324,914	58,192,098
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	516,753	50,946,678
		$177,587,103
Energy - Independent – 1.3%
Woodside Energy Group Ltd.	3,528,271	$78,717,261
Energy - Integrated – 5.3%
Eni S.p.A.	11,288,734	$150,228,271
Galp Energia SGPS S.A., “B”	2,726,158	28,836,848
Petroleo Brasileiro S.A., ADR	2,775,119	28,528,223
Suncor Energy, Inc. (l)	2,406,486	67,417,063
TotalEnergies SE	563,228	31,955,986
		$306,966,391
12

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Food & Beverages – 1.4%
Danone S.A.	1,077,971	$63,765,139
Nestle S.A.	150,618	17,844,284
		$81,609,423
Food & Drug Stores – 1.5%
Tesco PLC	26,957,031	$87,454,582
General Merchandise – 0.9%
B&M European Value Retail S.A.	8,059,153	$51,108,385
Insurance – 4.6%
Chubb Ltd.	131,981	$24,522,070
Manulife Financial Corp.	2,755,152	51,043,884
St. James's Place PLC	5,040,676	69,914,391
Willis Towers Watson PLC	549,177	120,187,386
		$265,667,731
Leisure & Toys – 0.3%
Nintendo Co. Ltd.	483,600	$20,603,981
Machinery & Tools – 4.1%
Aalberts Industries N.V. (l)	728,466	$30,756,964
Daikin Industries Ltd.	375,900	71,659,099
Kubota Corp.	1,155,500	15,981,687
SMC Corp.	114,200	61,540,542
Toyota Industries Corp.	545,000	33,719,002
Weir Group PLC	1,257,204	26,500,267
		$240,157,561
Major Banks – 16.1%
ABN AMRO Group N.V., GDR	2,425,989	$35,279,665
Bank of Ireland Group PLC	10,009,599	94,089,296
BNP Paribas	2,898,713	167,346,438
DBS Group Holdings Ltd.	1,856,300	41,592,760
Lloyds Banking Group PLC	49,970,323	27,456,330
Mitsubishi UFJ Financial Group, Inc.	23,482,700	157,169,336
NatWest Group PLC	49,199,405	158,879,354
Resona Holdings, Inc.	6,140,600	27,920,833
Toronto-Dominion Bank	1,452,781	82,233,291
UBS AG	7,481,440	141,619,572
		$933,586,875
Medical & Health Technology & Services – 0.6%
ICON PLC (a)	165,689	$35,296,728
13

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Metals & Mining – 3.5%
Glencore PLC	22,368,494	$114,487,148
Rio Tinto PLC	1,469,213	87,397,148
		$201,884,296
Network & Telecom – 0.4%
LM Ericsson Telephone Co., “B”	4,729,149	$24,456,758
Other Banks & Diversified Financials – 2.0%
AIB Group PLC	8,275,690	$33,897,431
Julius Baer Group Ltd.	1,341,797	81,973,742
		$115,871,173
Pharmaceuticals – 6.7%
Bayer AG	1,631,514	$90,928,266
Novartis AG	510,265	48,833,047
Roche Holding AG	479,278	151,663,925
Sanofi	967,159	98,086,588
		$389,511,826
Printing & Publishing – 1.7%
RELX PLC	1,252,428	$39,104,020
Wolters Kluwer N.V.	530,153	60,521,482
		$99,625,502
Railroad & Shipping – 0.6%
Canadian Pacific Kansas City Ltd.	453,632	$34,566,257
Specialty Chemicals – 2.2%
Linde PLC	214,900	$76,001,534
Nitto Denko Corp.	699,000	49,819,271
		$125,820,805
Telecommunications - Wireless – 2.0%
KDDI Corp.	1,594,200	$49,098,957
Vodafone Group PLC	68,666,692	65,233,674
		$114,332,631
Telephone Services – 0.7%
Quebecor, Inc., “B”	1,837,127	$43,806,852
Tobacco – 2.7%
British American Tobacco PLC	1,336,245	$42,461,460
Imperial Brands PLC	4,306,645	90,805,405
Philip Morris International, Inc.	283,251	25,495,423
		$158,762,288
14

Portfolio of Investments – continued
Issuer	Shares/Par	Value ($)
Common Stocks – continued
Utilities - Electric Power – 5.2%
E.ON SE	8,129,477	$98,279,353
Iberdrola S.A.	9,352,626	113,966,050
National Grid PLC	6,722,186	92,484,420
		$304,729,823
Total Common Stocks (Identified Cost, $4,988,445,385)		$5,559,348,522
Preferred Stocks – 2.0%
Consumer Products – 2.0%
Henkel AG & Co. KGaA (Identified Cost, $137,823,321)	1,473,772	$117,423,972
Investment Companies (h) – 1.4%
Money Market Funds – 1.4%
MFS Institutional Money Market Portfolio, 4.88% (v) (Identified Cost, $80,478,076)	80,478,621	$80,470,573
Collateral for Securities Loaned – 0.7%
JPMorgan U.S. Government Money Market Fund - Class IM Shares, 5.06% (j) (Identified Cost, $42,558,599)	42,558,599	$42,558,599

Other Assets, Less Liabilities – 0.2%		9,471,738
Net Assets – 100.0%		$5,809,273,404

(a)	Non-income producing security.
(h)	An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were $80,470,573 and $5,719,331,093, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan. See Note 2 for additional information.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
See Notes to Financial Statements
15

Financial Statements
Statement of Assets and Liabilities
At 5/31/23
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value, including $39,739,116 of securities on loan (identified cost, $5,168,827,305)	$5,719,331,093
Investments in affiliated issuers, at value (identified cost, $80,478,076)	80,470,573
Cash	2,277,399
Foreign currency, at value (identified cost, $295,696)	295,696
Receivables for
Fund shares sold	6,713,931
Interest and dividends	43,626,339
Other assets	9,208
Total assets	$5,852,724,239
Liabilities
Payables for
Investments purchased	$295,641
Fund shares reacquired	36,214
Collateral for securities loaned, at value	42,558,599
Payable to affiliates
Investment adviser	130,898
Administrative services fee	3,390
Shareholder servicing costs	2,267
Distribution and service fees	140
Payable for independent Trustees' compensation	13
Accrued expenses and other liabilities	423,673
Total liabilities	$43,450,835
Net assets	$5,809,273,404
Net assets consist of
Paid-in capital	$5,151,647,431
Total distributable earnings (loss)	657,625,973
Net assets	$5,809,273,404
Shares of beneficial interest outstanding	467,598,786
16

Statement of Assets and Liabilities – continued
	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$5,864,356	473,588	$12.38
Class C	904,631	73,586	12.29
Class I	11,177,506	897,637	12.45
Class R1	86,478	7,003	12.35
Class R2	88,310	7,121	12.40
Class R3	88,752	7,147	12.42
Class R4	89,520	7,196	12.44
Class R6	5,790,973,851	466,125,508	12.42

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.14 [100 / 94.25 x $12.38]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.
See Notes to Financial Statements
17

Financial Statements
Statement of Operations
Year ended 5/31/23
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Dividends	$218,276,130
Dividends from affiliated issuers	2,342,754
Income on securities loaned	166,711
Other	3,582
Foreign taxes withheld	(14,889,153)
Total investment income	$205,900,024
Expenses
Management fee	$39,342,802
Distribution and service fees	21,101
Shareholder servicing costs	19,822
Administrative services fee	664,229
Independent Trustees' compensation	88,521
Custodian fee	695,237
Shareholder communications	9,629
Audit and tax fees	64,248
Legal fees	26,323
Miscellaneous	218,963
Total expenses	$41,150,875
Fees paid indirectly	(10,769)
Reduction of expenses by investment adviser and distributor	(6,171,201)
Net expenses	$34,968,905
Net investment income (loss)	$170,931,119
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(14,173,944)
Affiliated issuers	(138)
Foreign currency	(2,083,675)
Net realized gain (loss)	$(16,257,757)
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(19,831,550)
Affiliated issuers	(7,503)
Translation of assets and liabilities in foreign currencies	468,424
Net unrealized gain (loss)	$(19,370,629)
Net realized and unrealized gain (loss)	$(35,628,386)
Change in net assets from operations	$135,302,733
See Notes to Financial Statements
18

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Year ended
	5/31/23	5/31/22
Change in net assets
From operations
Net investment income (loss)	$170,931,119	$155,423,700
Net realized gain (loss)	(16,257,757)	78,863,875
Net unrealized gain (loss)	(19,370,629)	(582,365,618)
Change in net assets from operations	$135,302,733	$(348,078,043)
Total distributions to shareholders	$(154,660,884)	$(252,705,889)
Change in net assets from fund share transactions	$77,790,963	$546,188,105
Total change in net assets	$58,432,812	$(54,595,827)
Net assets
At beginning of period	5,750,840,592	5,805,436,419
At end of period	$5,809,273,404	$5,750,840,592
See Notes to Financial Statements
19

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.
Class A	Year ended
	5/31/23	5/31/22	5/31/21(c)
Net asset value, beginning of period	$12.41	$13.66	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.38	$0.35	$0.29
Net realized and unrealized gain (loss)	(0.09)	(1.11)	3.42
Total from investment operations	$0.29	$(0.76)	$3.71
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.27)	$(0.05)
From net realized gain	(0.12)	(0.22)	(0.00)(w)
Total distributions declared to shareholders	$(0.32)	$(0.49)	$(0.05)
Net asset value, end of period (x)	$12.38	$12.41	$13.66
Total return (%) (r)(s)(t)(x)	2.45	(5.74)	37.16(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.04	1.04(a)
Expenses after expense reductions (f)	0.96	0.96	0.93(a)
Net investment income (loss)	3.13	2.72	2.61(a)
Portfolio turnover	26	24	18(n)
Net assets at end of period (000 omitted)	$5,864	$2,956	$1,187
See Notes to Financial Statements
20

Financial Highlights – continued
Class C	Year ended
	5/31/23	5/31/22	5/31/21(c)
Net asset value, beginning of period	$12.33	$13.61	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.22	$0.16
Net realized and unrealized gain (loss)	(0.02)	(1.08)	3.45
Total from investment operations	$0.20	$(0.86)	$3.61
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.20)	$—
From net realized gain	(0.12)	(0.22)	(0.00)(w)
Total distributions declared to shareholders	$(0.24)	$(0.42)	$(0.00)(w)
Net asset value, end of period (x)	$12.29	$12.33	$13.61
Total return (%) (r)(s)(t)(x)	1.70	(6.46)	36.11(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.78	1.81(a)
Expenses after expense reductions (f)	1.71	1.71	1.68(a)
Net investment income (loss)	1.89	1.69	1.49(a)
Portfolio turnover	26	24	18(n)
Net assets at end of period (000 omitted)	$905	$1,111	$636

Class I	Year ended
	5/31/23	5/31/22	5/31/21(c)
Net asset value, beginning of period	$12.43	$13.69	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.39	$0.41	$0.31
Net realized and unrealized gain (loss)	(0.05)	(1.16)	3.44
Total from investment operations	$0.34	$(0.75)	$3.75
Less distributions declared to shareholders
From net investment income	$(0.20)	$(0.29)	$(0.06)
From net realized gain	(0.12)	(0.22)	(0.00)(w)
Total distributions declared to shareholders	$(0.32)	$(0.51)	$(0.06)
Net asset value, end of period (x)	$12.45	$12.43	$13.69
Total return (%) (r)(s)(t)(x)	2.88	(5.60)	37.58(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.79	0.79(a)
Expenses after expense reductions (f)	0.71	0.71	0.68(a)
Net investment income (loss)	3.28	3.15	2.82(a)
Portfolio turnover	26	24	18(n)
Net assets at end of period (000 omitted)	$11,178	$18,972	$2,775
See Notes to Financial Statements
21

Financial Highlights – continued
Class R1	Year ended
	5/31/23	5/31/22	5/31/21(c)
Net asset value, beginning of period	$12.36	$13.61	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.19	$0.09
Net realized and unrealized gain (loss)	(0.04)	(1.06)	3.52
Total from investment operations	$0.20	$(0.87)	$3.61
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.16)	$—
From net realized gain	(0.12)	(0.22)	(0.00)(w)
Total distributions declared to shareholders	$(0.21)	$(0.38)	$(0.00)(w)
Net asset value, end of period (x)	$12.35	$12.36	$13.61
Total return (%) (r)(s)(t)(x)	1.76	(6.49)	36.11(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.83	1.78	1.83(a)
Expenses after expense reductions (f)	1.71	1.71	1.68(a)
Net investment income (loss)	2.04	1.43	0.85(a)
Portfolio turnover	26	24	18(n)
Net assets at end of period (000 omitted)	$86	$85	$91

Class R2	Year ended
	5/31/23	5/31/22	5/31/21(c)
Net asset value, beginning of period	$12.41	$13.66	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.25	$0.14
Net realized and unrealized gain (loss)	(0.04)	(1.05)	3.52
Total from investment operations	$0.26	$(0.80)	$3.66
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.23)	$(0.00)(w)
From net realized gain	(0.12)	(0.22)	(0.00)(w)
Total distributions declared to shareholders	$(0.27)	$(0.45)	$(0.00)(w)
Net asset value, end of period (x)	$12.40	$12.41	$13.66
Total return (%) (r)(s)(t)(x)	2.26	(6.01)	36.63(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.33	1.28	1.33(a)
Expenses after expense reductions (f)	1.21	1.21	1.18(a)
Net investment income (loss)	2.55	1.94	1.36(a)
Portfolio turnover	26	24	18(n)
Net assets at end of period (000 omitted)	$88	$86	$92
See Notes to Financial Statements
22

Financial Highlights – continued
Class R3	Year ended
	5/31/23	5/31/22	5/31/21(c)
Net asset value, beginning of period	$12.43	$13.68	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.33	$0.29	$0.17
Net realized and unrealized gain (loss)	(0.04)	(1.06)	3.54
Total from investment operations	$0.29	$(0.77)	$3.71
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.26)	$(0.03)
From net realized gain	(0.12)	(0.22)	(0.00)(w)
Total distributions declared to shareholders	$(0.30)	$(0.48)	$(0.03)
Net asset value, end of period (x)	$12.42	$12.43	$13.68
Total return (%) (r)(s)(t)(x)	2.51	(5.77)	37.15(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.03	1.08(a)
Expenses after expense reductions (f)	0.96	0.96	0.93(a)
Net investment income (loss)	2.80	2.19	1.61(a)
Portfolio turnover	26	24	18(n)
Net assets at end of period (000 omitted)	$89	$87	$92

Class R4	Year ended
	5/31/23	5/31/22	5/31/21(c)
Net asset value, beginning of period	$12.45	$13.70	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.36	$0.32	$0.19
Net realized and unrealized gain (loss)	(0.04)	(1.06)	3.57
Total from investment operations	$0.32	$(0.74)	$3.76
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.29)	$(0.06)
From net realized gain	(0.12)	(0.22)	(0.00)(w)
Total distributions declared to shareholders	$(0.33)	$(0.51)	$(0.06)
Net asset value, end of period (x)	$12.44	$12.45	$13.70
Total return (%) (r)(s)(t)(x)	2.76	(5.53)	37.67(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.78	0.83(a)
Expenses after expense reductions (f)	0.71	0.71	0.68(a)
Net investment income (loss)	3.05	2.44	1.86(a)
Portfolio turnover	26	24	18(n)
Net assets at end of period (000 omitted)	$90	$87	$92
See Notes to Financial Statements
23

Financial Highlights – continued
Class R6	Year ended
	5/31/23	5/31/22	5/31/21(c)
Net asset value, beginning of period	$12.44	$13.68	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.32	$0.30
Net realized and unrealized gain (loss)	(0.05)	(1.04)	3.44
Total from investment operations	$0.32	$(0.72)	$3.74
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.30)	$(0.06)
From net realized gain	(0.12)	(0.22)	(0.00)(w)
Total distributions declared to shareholders	$(0.34)	$(0.52)	$(0.06)
Net asset value, end of period (x)	$12.42	$12.44	$13.68
Total return (%) (r)(s)(t)(x)	2.76	(5.45)	37.49(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.75	0.74	0.78(a)
Expenses after expense reductions (f)	0.64	0.66	0.67(a)
Net investment income (loss)	3.12	2.45	2.74(a)
Portfolio turnover	26	24	18(n)
Net assets at end of period (000 omitted)	$5,790,974	$5,727,457	$5,800,471

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, June 30, 2020, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable. See Note 2 in the Notes to Financial Statements for additional information.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
See Notes to Financial Statements
24

Notes to Financial Statements
(1) Business and Organization
MFS International Large Cap Value Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
25

Notes to Financial Statements  - continued
Under the fund's valuation policy and procedures, equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value.
Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted
26

Notes to Financial Statements  - continued
quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. The following is a summary of the levels used as of May 31, 2023 in valuing the fund's assets and liabilities:
Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$5,676,772,494	$—	$—	$5,676,772,494
Mutual Funds	123,029,172	—	—	123,029,172
Total	$5,799,801,666	$—	$—	$5,799,801,666
For further information regarding security characteristics, see the Portfolio of Investments.
Foreign Currency Translation — Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
Security Loans — Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund's rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund's Portfolio of Investments, with a fair value of $39,739,116. The fair value of the fund's investment securities on loan and a related liability of $42,558,599 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of
27

Notes to Financial Statements  - continued
securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income — Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Fees Paid Indirectly — The fund's custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended May 31, 2023, is shown as a reduction of total expenses in the Statement of Operations.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
28

Notes to Financial Statements  - continued
Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.
Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.
The tax character of distributions declared to shareholders for the last two fiscal years is as follows:
	Year ended 5/31/23	Year ended 5/31/22
Ordinary income (including any short-term capital gains)	$100,001,304	$224,222,247
Long-term capital gains	54,659,580	28,483,642
Total distributions	$154,660,884	$252,705,889
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/23
Cost of investments	$5,289,003,612
Gross appreciation	798,523,529
Gross depreciation	(287,725,475)
Net unrealized appreciation (depreciation)	$510,798,054
Undistributed ordinary income	143,088,972
Undistributed long-term capital gain	6,008,717
Other temporary differences	(2,269,770)
Total distributable earnings (loss)	$657,625,973
Multiple Classes of Shares of Beneficial Interest — The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund's income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class C shares will convert to Class A shares
29

Notes to Financial Statements  - continued
approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:
	Year ended 5/31/23	Year ended 5/31/22
Class A	$92,354	$44,809
Class C	21,579	20,642
Class I	110,874	262,931
Class R1	1,489	2,590
Class R2	1,915	3,035
Class R3	2,129	3,262
Class R4	2,348	3,491
Class R6	154,428,196	252,365,129
Total	$154,660,884	$252,705,889
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund's average daily net assets:
Up to $2.5 billion	0.75%
In excess of $2.5 billion and up to $5 billion	0.70%
In excess of $5 billion and up to $10 billion	0.65%
In excess of $10 billion and up to $20 billion	0.62%
In excess of $20 billion	0.60%
MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund's Board of Trustees. MFS has also agreed in writing to waive at least 0.01% of its management fee as part of this agreement. The agreement to waive at least 0.01% of the management fee will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until September 30, 2024. For the year ended May 31, 2023, this management fee reduction amounted to $733,723, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.70% of the fund's average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:
			Classes
A	C	I	R1	R2	R3	R4	R6
0.96%	1.71%	0.71%	1.71%	1.21%	0.96%	0.71%	0.67%
30

Notes to Financial Statements  - continued
This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until September 30, 2023. For the year ended May 31, 2023, this reduction amounted to $5,437,381, which is included in the reduction of total expenses in the Statement of Operations.
Distributor — MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $798 for the year ended May 31, 2023, as its portion of the initial sales charge on sales of Class A shares of the fund.
The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.
The fund's distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.
Distribution Plan Fee Table:
	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$ 9,669
Class C	0.75%	0.25%	1.00%	1.00%	9,985
Class R1	0.75%	0.25%	1.00%	1.00%	820
Class R2	0.25%	0.25%	0.50%	0.50%	417
Class R3	—	0.25%	0.25%	0.25%	210
Total Distribution and Service Fees					$21,101
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended May 31, 2023 based on each class's average daily net assets. MFD has voluntarily agreed to rebate a portion of each class's 0.25% service fee attributable to accounts for which there is no financial intermediary specified on the account except for accounts attributable to MFS or its affiliates' seed money. For the year ended May 31, 2023, this rebate amounted to $97 for Class A shares and is included in the reduction of total expenses in the Statement of Operations.
Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. There were no contingent deferred sales charges imposed during the year ended May 31, 2023.
Shareholder Servicing Agent — MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund's Board of Trustees. For the year ended May 31, 2023, the fee was $3,995, which equated to 0.0001% annually of the fund's average daily net assets. MFSC also receives reimbursement from the fund
31

Notes to Financial Statements  - continued
for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended May 31, 2023, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $15,827.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended May 31, 2023 was equivalent to an annual effective rate of 0.0121% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
On August 3, 2022, MFS redeemed 31,476 shares of Class A and 8,851 shares of Class R6 for an aggregate amount of $361,324 and $103,645, respectively.
At May 31, 2023, MFS held approximately 100% of the outstanding shares of Class R2 and 100% of the outstanding shares each of Class R1, Class R3, and Class R4.
The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended May 31, 2023, the fund engaged in purchase transactions pursuant to this policy, which amounted to $20,354,486.
(4) Portfolio Securities
For the year ended May 31, 2023, purchases and sales of investments, other than short-term obligations, aggregated $1,411,075,901 and $1,410,468,775, respectively.
32

Notes to Financial Statements  - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:
	Year ended 5/31/23		Year ended 5/31/22
	Shares	Amount	Shares	Amount
Shares sold
Class A	334,913	$4,028,645	193,779	$2,446,410
Class C	11,481	132,184	49,421	593,169
Class I	912,006	11,194,080	2,181,127	28,793,466
Class R2	27	324	—	—
Class R6	33,233,068	392,833,612	70,081,025	936,904,478
	34,491,495	$408,188,845	72,505,352	$968,737,523
Shares issued to shareholders in reinvestment of distributions
Class A	7,853	$92,354	3,428	$44,809
Class C	1,841	21,579	1,583	20,642
Class I	9,380	110,873	20,102	262,931
Class R1	127	1,489	198	2,590
Class R2	161	1,904	232	3,035
Class R3	181	2,129	249	3,262
Class R4	199	2,348	267	3,491
Class R6	13,088,616	154,314,784	19,293,970	252,365,129
	13,108,358	$154,547,460	19,320,029	$252,705,889
Shares reacquired
Class A	(107,426)	$(1,269,186)	(45,874)	$(591,474)
Class C	(29,818)	(361,861)	(7,648)	(92,261)
Class I	(1,549,510)	(17,310,055)	(878,234)	(11,620,858)
Class R6	(40,735,170)	(466,004,240)	(52,799,127)	(662,950,714)
	(42,421,924)	$(484,945,342)	(53,730,883)	$(675,255,307)
Net change
Class A	235,340	$2,851,813	151,333	$1,899,745
Class C	(16,496)	(208,098)	43,356	521,550
Class I	(628,124)	(6,005,102)	1,322,995	17,435,539
Class R1	127	1,489	198	2,590
Class R2	188	2,228	232	3,035
Class R3	181	2,129	249	3,262
Class R4	199	2,348	267	3,491
Class R6	5,586,514	81,144,156	36,575,868	526,318,893
	5,177,929	$77,790,963	38,094,498	$546,188,105
33

Notes to Financial Statements  - continued
The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS International Diversification Fund, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 91%, 3%, 2%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund.
On March 30, 2023, the fund announced that effective after the close of business on September 29, 2023, purchases of Class R1 and Class R2 shares will be closed to new eligible investors.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate) plus 0.10%, 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 14, 2024 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended May 31, 2023, the fund’s commitment fee and interest expense were $27,848 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$17,441,567	$1,084,912,146	$1,021,875,499	$(138)	$(7,503)	$80,470,573

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$2,342,754	$—
34

Report of Independent Registered Public Accounting Firm
To the Shareholders of MFS International Large Cap Value Fund and the
Board of Trustees of MFS Series Trust X:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of MFS International Large Cap Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust X (the “Trust”)), including the portfolio of investments, as of May 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from June 30, 2020 (commencement of operations) through May 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust X) at May 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for the each of the two years in the period then ended and the period from June 30, 2020 (commencement of operations) through May 31, 2021, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
35

Report of Independent Registered Public Accounting Firm – continued
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more MFS investment companies since 1993.
Boston, Massachusetts
July 14, 2023
36

Trustees and Officers — Identification and Background
The Trustees and Officers of the Trust, as of July 1, 2023, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)  The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEE
Michael W. Roberge (k) (age 56)	Trustee	January 2021	136	Massachusetts Financial Services Company, Chairman (since January 2021); Chief Executive Officer (since January 2017); Director; Chairman of the Board (since January 2022); President (until December 2018); Chief Investment Officer (until December 2018)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 68)	Trustee and Chair of Trustees	January 2009	136	Private investor	N/A
Steven E. Buller (age 71)	Trustee	February 2014	136	Private investor	N/A
John A. Caroselli (age 69)	Trustee	March 2017	136	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015)	N/A
Maureen R. Goldfarb (age 68)	Trustee	January 2009	136	Private investor	N/A
Peter D. Jones (age 67)	Trustee	January 2019	136	Private investor	N/A
James W. Kilman, Jr. (age 62)	Trustee	January 2019	136	Burford Capital Limited (finance and investment management), Senior Advisor (since May 3, 2021), Chief Financial Officer (2019 - May 2, 2021); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016)	Alpha-En Corporation, Director (2016-2019)
37

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 67)	Trustee	March 2017	136	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director
Maryanne L. Roepke (age 67)	Trustee	May 2014	136	Private investor	N/A
Laurie J. Thomsen (age 65)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Senior Managing Counsel
Kino Clark (k) (age 55)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 56)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President
David L. DiLorenzo (k) (age 54)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 55)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel
Brian E. Langenfeld (k) (age 50)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
38

Trustees and Officers - continued
Name, Age	Position(s) Held with Fund	Trustee/Officer Since(h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Rosa E. Licea-Mailloux (k) (age 46)	Chief Compliance Officer	March 2022	136	Massachusetts Financial Services Company, Vice President (since 2018); Director of Corporate Compliance (2018-2021), Senior Director Compliance (2021-2022), Senior Managing Director of North American Compliance & Chief Compliance Officer (since March 2022); Natixis Investment Managers (investment management), Funds Chief Compliance Officer, Deputy General Counsel & Senior Vice President (until 2018)
Amanda S. Mooradian (k) (age 44)	Assistant Secretary and Assistant Clerk	September 2018	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
Susan A. Pereira (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Managing Counsel
Kasey L. Phillips (k) (age 52)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Senior Managing Counsel
William B. Wilson (k) (age 40)	Assistant Secretary and Assistant Clerk	October 2022	136	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel
James O. Yost (k) (age 63)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President
(h)	Date first appointed to serve as Trustee/Officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
39

Trustees and Officers - continued
Each Trustee (other than Messrs. Jones, Kilman and Roberge) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Mr. Roberge became a Trustee of the Funds on January 1, 2021 and Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board's retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).
Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.
Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.
The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245

Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

Portfolio Manager(s)
Steven Gorham David Shindler
40

Statement Regarding Liquidity Risk Management Program
The fund has adopted and implemented a liquidity risk management program (the “Program”) as required by Rule 22e-4 under the Investment Company Act of 1940, as amended. The fund’s Board of Trustees (the “Board”) has designated MFS as the administrator of the Program. The Program is reasonably designed to assess and manage the liquidity risk of the fund. Liquidity risk is the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests.
MFS provided a written report to the Board for consideration at its March 2023 meeting that addressed the operation of the Program and provided an assessment of the adequacy and effectiveness of the Program during the period from January 1, 2022 to December 31, 2022 (the “Covered Period”). The report concluded that during the Covered Period the Program had operated effectively in all material respects and had adequately and effectively been implemented to assess and manage the fund’s liquidity risk. MFS also reported that there were no liquidity events that impacted the fund or its ability to timely meet redemptions without dilution to existing shareholders during the Covered Period.
There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risk, and other principal risks to which an investment in the fund may be subject, can be found in the prospectus.
41

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund's Form N-PORT reports are available on the SEC's Web site at  http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at mfs.com/openendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/openendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Information About Fund Contracts and Legal Claims
The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.
Federal Tax Information (unaudited)
The fund will notify shareholders of amounts for use in preparing 2023 income tax forms in January 2024. The following information is provided pursuant to provisions of the Internal Revenue Code.
The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.
The fund designates $61,179,000 as capital gain dividends paid during the fiscal year.
Income derived from foreign sources was $216,117,110. The fund intends to pass through foreign tax credits of $14,463,763 for the fiscal year.
42

rev. 3/16
FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Account transactions and transaction history
• Checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don't share
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes – information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes – information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 800-225-2606 or go to mfs.com.
43

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?	We collect your personal information, for example, when you
• open an account or provide account information
• direct us to buy securities or direct us to sell your securities
• make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• MFS doesn't jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
44

Save paper with eDelivery.
MFS® will send you prospectuses, reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.
To sign up:
1. Go to mfs.com.
2. Log in via MFS® Access.
3. Select eDelivery.
If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.
CONTACT
WEB SITE
mfs.com
MFS TALK
1-800-637-8255
24 hours a day
ACCOUNT SERVICE AND LITERATURE
Shareholders
1-800-225-2606
Financial advisors
1-800-343-2829
Retirement plan services
1-800-637-1255
MAILING ADDRESS
MFS Service Center, Inc.
P.O. Box 219341
Kansas City, MO 64121-9341
OVERNIGHT MAIL
MFS Service Center, Inc.
Suite 219341
430 W 7th Street
Kansas City, MO 64105-1407

Item 1(b):

Not applicable.

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the "Code") pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant's principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code's definition enumerated in paragraph

(b)of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of "audit committee financial expert" as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are "independent" members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP ("Deloitte") to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP ("E&Y") to serve in the same capacity to certain other series of the Registrant (each a "Fund" and collectively the "Funds"). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund's investment adviser, Massachusetts Financial Services Company ("MFS"), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds ("MFS Related Entities").

For the fiscal years ended May 31, 2023 and 2022, audit fees billed to each Fund by Deloitte and E&Y were as follows:

Fees billed by Deloitte:		Audit Fees
	2023	20225

MFS Blended Research Growth Equity Fund	54,730	50,643
MFS Blended Research Mid Cap Equity Fund	53,671	49,664
MFS Blended Research Small Cap Equity Fund	54,950	50,846
MFS Blended Research Value Equity Fund	54,730	50,643
MFS International Diversification Fund	34,886	32,303
Total	252,967	234,099

Fees billed by E&Y:		Audit Fees
	2023	20225

MFS Aggressive Growth Allocation Fund	33,927	31,416
MFS Conservative Allocation Fund	33,927	31,416
MFS Emerging Markets Equity Fund	64,325	59,511
MFS Growth Allocation Fund	33,927	31,416
MFS International Growth Fund	64,463	59,638
MFS International Intrinsic Value Fund	64,463	59,638
MFS International Large Cap Value Fund	55,800	42,050
MFS Managed Wealth Fund	41,941	38,823
MFS Moderate Allocation Fund	33,927	31,416
Total	426,700	385,324

For the fiscal years ended May 31, 2023 and 2022, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related		Tax Fees2		All Other Fees3
Fees billed by Deloitte:		Fees1
	2023	2022	2023	2022	2023	2022
To MFS Blended Research	0	0	0	400	0	0
Growth Equity Fund
To MFS Blended Research	0	0	0	400	0	0
Mid Cap Equity Fund
To MFS Blended Research	0	0	0	400	0	0
Small Cap Equity Fund
To MFS Blended Research	0	0	0	400	0	0
Value Equity Fund
To MFS International	0	0	0	400	0	0
Diversification Fund
Total fees billed by Deloitte	0	0	0	2,000	0	0
To above Funds:

	Audit-Related		Tax Fees2		All Other Fees3
Fees billed by Deloitte:		Fees1
	2023	2022	2023	2022	2023	2022
To MFS and MFS Related
Entities of MFS Blended	0	0	0	0	3,790	3,790
Research Growth Equity Fund*
To MFS and MFS Related
Entities of MFS Blended	0	0	0	0	3,790	3,790
Research Mid Cap Equity
Fund *
To MFS and MFS Related
Entities of MFS Blended	0	0	0	0	3,790	3,790
Research Small Cap Equity
Fund *
To MFS and MFS Related
Entities of MFS Blended	0	0	0	0	3,790	3,790
Research Value Equity Fund*
To MFS and MFS Related
Entities of MFS International	0	0	0	0	3,790	3,790
Diversification Fund*

Fees billed by Deloitte:			Aggregate fees for non-audit services
			2023		2022

To MFS Blended Research Growth Equity			3,790		4,190
Fund, MFS and MFS Related Entities#
To MFS Blended Research Mid Cap Equity			3,790		4,190
Fund, MFS and MFS Related Entities#
To MFS Blended Research Small Cap Equity			3,790		4,190
Fund, MFS and MFS Related Entities#
To MFS Blended Research Value Equity			3,790		4,190
Fund, MFS and MFS Related Entities#
To MFS International Diversification			3,790		4,190
Fund, MFS and MFS Related Entities#

	Audit-Related		Tax Fees2		All Other Fees4
Fees billed by E&Y:		Fees1
	2023	2022	2023	2022	2023	2022
To MFS Aggressive Growth	0	0	0	0	0	933
Allocation Fund
To MFS Conservative	0	0	0	0	0	1,246
Allocation Fund
To MFS Emerging Markets	0	0	636	666	0	1,780
Equity Fund
To MFS Growth Allocation	0	0	0	0	0	1,681
Fund
To MFS International Growth	0	0	636	666	0	3,093
Fund
To MFS International Intrinsic	0	0	636	666	0	6,247
Value Fund
To MFS International Large	0	0	636	666	0	1,531
Cap Value Fund
To MFS Managed Wealth	0	0	259	255	0	483
Fund
To MFS Moderate Allocation	0	0	0	0	0	1,788
Fund
Total fees billed by E&Y	0	0	2,803	2,919	0	18,782
To above Funds:

Fees billed by E&Y:	Audit-Related Fees1		Tax Fees2		All Other Fees4
	2023	2022	2023	2022	2023	2022

To MFS and MFS Related Entities of
MFS Aggressive Growth Allocation	0	1,275,053	0	0	3,165	108,250
Fund*
To MFS and MFS Related Entities of
MFS Conservative Allocation Fund*	0	1,275,053	0	0	3,165	108,250
To MFS and MFS Related Entities of
MFS Emerging Markets Equity Fund*	0	1,275,053	0	0	3,165	108,250
To MFS and MFS Related Entities of
MFS Growth Allocation Fund*	0	1,275,053	0	0	3,165	108,250
To MFS and MFS Related Entities of
MFS International Growth Fund*	0	1,275,053	0	0	3,165	108,250
To MFS and MFS Related Entities of
MFS International Intrinsic Value Fund*	0	1,275,053	0	0	3,165	108,250
To MFS and MFS Related Entities of
MFS International Large Cap Value	0	1,275,053	0	0	3,165	108,250
Fund*
To MFS and MFS Related Entities of
MFS Managed Wealth Fund*	0	1,275,053	0	0	3,165	108,250
To MFS and MFS Related Entities of
MFS Moderate Allocation Fund*	0	1,275,053	0	0	3,165	108,250
Fees billed by E&Y:	Aggregate fees for non-audit services
	2023	2022

To MFS Aggressive Growth Allocation Fund, MFS
and MFS Related Entities#	227,915	1,638,866
To MFS Conservative Allocation Fund, MFS and
MFS Related Entities#	227,915	1,639,179
To MFS Emerging Markets Equity Fund, MFS and
MFS Related Entities#	228,551	1,640,379
To MFS Growth Allocation Fund, MFS and MFS
Related Entities#	227,915	1,639,614
To MFS International Growth Fund, MFS and MFS
Related Entities#	228,551	1,641,692
To MFS International Intrinsic Value Fund, MFS
and MFS Related Entities#	228,551	1,644,846
To MFS International Large Cap Value Fund, MFS
and MFS Related Entities#	228,551	1,640,130
To MFS Managed Wealth Fund, MFS and MFS
Related Entities#	228,174	1,638,671
To MFS Moderate Allocation Fund, MFS and MFS
Related Entities#	227,915	1,639,721

*This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

# This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

1 The fees included under "Audit-Related Fees" are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ''Audit Fees,'' including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

2 The fees included under "Tax Fees" are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

3 The fees included under "All Other Fees" are fees for products and services provided by Deloitte other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees".

4The fees included under "All Other Fees" are fees for products and services provided by E&Y other than those reported under "Audit Fees," "Audit-Related Fees" and "Tax Fees," including fees for services related to review of internal controls and review of Rule 38a-

1compliance program.

5Certain fees reported in 2022 have been restated in this filing from those reported in the Registrant's filing for the reporting period ended April 30, 2022.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre- approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant's Audit Committee has considered whether the provision by a Registrant's independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant's principal auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. INVESTMENTS

A schedule of investments for each series covered by this Form N-CSR is included as part of the report to shareholders of such series under Item 1(a) of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant's independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President

Date: July 14, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ DAVID L. DILORENZO

David L. DiLorenzo, President (Principal Executive Officer)

Date: July 14, 2023

By (Signature and Title)*

/S/ JAMES O. YOST

James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer) Date: July 14, 2023

* Print name and title of each signing officer under his or her signature.